                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

                                                               File No. 33-67490
                                                               File No. 811-7972

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      /X/


     Pre-Effective Amendment No.______                                       / /



     Post-Effective Amendment No.  7                                         /X/
                                 -----

                                       AND


REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940              /X/


     Amendment No.  9
                  -----


                       DELAWARE GROUP ADVISER FUNDS, INC.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

        1818 Market Street, Philadelphia, Pennsylvania             19103
--------------------------------------------------------------------------------
            (Address of Principal Executive Offices)             (Zip Code)

Registrant's Telephone Number, including Area Code:             (215) 255-2923
                                                                 --------------

     George M. Chamberlain, Jr., 1818 Market Street, Philadelphia, PA 19103
--------------------------------------------------------------------------------
                     (Name and Address of Agent for Service)

Approximate Date of Public Offering:                          February 28, 1997
                                                              -----------------

It is proposed that this filing will become effective:

       _____ immediately upon filing pursuant to paragraph (b)

       __X__ on February 28, 1997 pursuant to paragraph (b)

       _____ 60 days after filing pursuant to paragraph (a)(1)

       _____ on (date) pursuant to paragraph (a)(1)

       _____ 75 days after filing pursuant to paragraph (a)(2)

       _____ on (date) pursuant to paragraph (a)(2) of Rule 485

          Registrant has registered an indefinite amount of securities under the Securities Act of 1933 pursuant to Section 24(f)
        of the Investment Company Act of 1940. Registrant's 24f-2 Notice
         for its most recent fiscal year was filed on December 30, 1996.

                                             Form N-1A
                                             File No. 33-67490
                                             Delaware Group Adviser Funds, Inc.





                             --- C O N T E N T S ---



This Post-Effective Amendment No. 7 to Registration File No. 33-67490 includes the following:


          1.     Facing Page

          2.     Contents Page

          3.     Cross-Reference Sheet

          4.     Part A - Prospectuses

          5.     Part B - Statement of Additional Information

          6.     Part C - Other Information

          7.     Signatures

                                             Form N-1A
                                             File No. 33-67490
                                             Delaware Group Adviser Funds, Inc.





                             CROSS-REFERENCE SHEET*

                                     PART A

                                                                                                     Location in
Item No.            Description                                                                      Prospectuses
--------            -----------                                                                      ------------

                                                                                           A Classes/           Institutional
                                                                                           B Classes/              Classes
                                                                                            C Classes

     1              Cover Page.....................................................           Cover                 Cover

     2              Synopsis.......................................................         Synopsis;             Synopsis;
                                                                                           Summary of            Summary of
                                                                                            Expenses              Expenses

     3              Condensed Financial Information................................         Financial             Financial
                                                                                           Highlights            Highlights

     4              General Description of Registrant .............................        Investment            Investment
                                                                                         Objectives and        Objectives and
                                                                                           Strategies;           Strategies;
                                                                                              Other                 Other
                                                                                           Shareholder           Shareholder
                                                                                     Matters; Implementation      Matters;
                                                                                    of Investment Objective       Implemen-
                                                                                          and Policies           tation of
                                                                                                                 Investment
                                                                                                               Objective and
                                                                                                                  Policies

     5              Management of the Fund.........................................       Management of         Management of
                                                                                            the Funds             the Funds

     6              Capital Stock and Other Securities ............................         Delaware             Dividends,
                                                                                           Difference;          Distributions
                                                                                           Dividends,            and Taxes;
                                                                                          Distributions             Other
                                                                                           and Taxes;            Shareholder
                                                                                             Other                 Matters
                                                                                           Shareholder
                                                                                             Matters

     7              Purchase of Securities Being Offered...........................          Cover;                Cover;
                                                                                           How to Buy            How to Buy
                                                                                            Shares;                Shares;
                                                                                         Calculation of        Calculation of
                                                                                         Offering Price          Net Asset
                                                                                          and Net Asset           Value Per
                                                                                            Value Per         Share; Management
                                                                                        Share; Management       of the Funds
                                                                                          of the Funds

     8              Redemption or Repurchase.......................................        How to Buy            How to Buy
                                                                                             Shares;               Shares;
                                                                                         Redemption and        Redemption and
                                                                                            Exchange              Exchange

     9              Legal Proceedings..............................................           None                  None


   * This filing relates to the Class A Shares, Class B Shares and Class C Shares of the Enterprise Fund, the U.S. Growth Fund, the World Growth Fund, the New Pacific Fund, the Federal Bond Fund and the Corporate Income Fund, which are described in one prospectus. This filing also relates to the Institutional Class of each Fund, which is described in another prospectus. The six Funds (and 24 classes) have a common Part B and Part C.

                                             Form N-1A
                                             File No. 33-67490
                                             Delaware Group Adviser Funds, Inc.






                              CROSS-REFERENCE SHEET

                                     PART B

                                                                                                      Location in Statement
Item No.            Description                                                                     of Additional Information
--------            -----------                                                                     -------------------------


    10              Cover Page.....................................................                           Cover

    11              Table of Contents..............................................                     Table of Contents

    12              General Information and History................................                    General Information

    13              Investment Objectives and Policies.............................                 Investment Objective and
                                                                                                Policies; Investment Restrictions

    14              Management of the Registrant...................................                  Officers and Directors

    15              Control Persons and Principal Holders of Securities ...........                   Officers and Directors

    16              Investment Advisory and Other Services.........................                Plans Under Rule 12b-1 for
                                                                                                     the Fund Classes (under
                                                                                                 Purchasing Shares); Investment
                                                                                               Management Agreements; Management;
                                                                                                      General Information;
                                                                                                      Financial Statements

    17              Brokerage Allocation...........................................              Trading Practices and Brokerage

    18              Capital Stock and Other Securities.............................                    Capitalization and
                                                                                                      Noncumulative Voting
                                                                                                   (under General Information)

    19              Purchase, Redemption and Pricing of Securities
                     Being Offered.................................................                    Purchasing Shares;
                                                                                                   Determining Offering Price
                                                                                                      and Net Asset Value;
                                                                                                   Redemption and Repurchase,
                                                                                                       Exchange Privilege

    20              Tax Status.....................................................            Dividends, Distributions and Taxes

    21              Underwriters ..................................................                     Purchasing Shares

    22              Calculation of Performance Data................................                  Performance Information

    23              Financial Statements...........................................                   Financial Statements


                                             Form N-1A
                                             File No. 33-67490
                                             Delaware Group Adviser Funds, Inc.




                              CROSS-REFERENCE SHEET

                                     PART C

                                                                              Location in
                                                                                Part C
                                                                                ------

         24         Financial Statements and Exhibits.....................      Item 24

         25         Persons Controlled by or under Common
                    Control with Registrant...............................      Item 25

         26         Number of Holders of Securities.......................      Item 26

         27         Indemnification.......................................      Item 27

         28         Business and Other Connections of Investment Adviser..       Item 28

         29         Principal Underwriters................................      Item 29

         30         Location of Accounts and Records......................      Item 30

         31         Management Services...................................      Item 31

         32         Undertakings..........................................      Item 32


         The Delaware Group includes funds with a wide range of investment objectives. Stock funds, income funds, tax-free funds, money market funds, global and international funds and closed-end equity funds give investors the ability to create a portfolio that fits their personal financial goals. For more information, contact your financial adviser or call Delaware Group at 800-523-4640.

INVESTMENT MANAGER
Delaware Management Company, Inc.
One Commerce Square
Philadelphia, PA  19103

NATIONAL DISTRIBUTOR
Delaware Distributors, L.P.
1818 Market Street
Philadelphia, PA  19103

SHAREHOLDER SERVICING,
DIVIDEND DISBURSING,
ACCOUNTING SERVICES
AND TRANSFER AGENT
Delaware Service Company, Inc.
1818 Market Street
Philadelphia, PA  19103

LEGAL COUNSEL
Stradley, Ronon, Stevens & Young, LLP
One Commerce Square
Philadelphia, PA  19103

INDEPENDENT AUDITORS
Coopers & Lybrand L.L.P.
Eleven Penn Center Plaza
Philadelphia, PA  19103

CUSTODIAN
The Chase Manhattan Bank
4 Chase Metrotech Center
Brooklyn, NY  11245

---------------------------------------------------------

DELAWARE GROUP ADVISER
FUNDS, INC.

ENTERPRISE FUND
U.S. GROWTH FUND
WORLD GROWTH FUND
NEW PACIFIC FUND
FEDERAL BOND FUND
CORPORATE INCOME FUND
---------------------------------------------------------

A CLASSES
---------------------------------------------------------

B CLASSES
---------------------------------------------------------

C CLASSES
---------------------------------------------------------




P R O S P E C T U S

---------------------------------------------------------



FEBRUARY 28, 1997




                                                                        DELAWARE
                                                                         GROUP
                                                                         -------

TABLE OF CONTENTS

Cover Page

Synopsis

Summary of Expenses

Financial Highlights

Investment Objectives and Strategies
         Enterprise Fund
         U.S. Growth Fund
         World Growth Fund
         New Pacific Fund
         Federal Bond Fund
         Corporate Income Fund

The Delaware Difference
         Plans and Services

Retirement Planning

Classes of Shares

How to Buy Shares

Redemption and Exchange

Dividends, Distributions and Taxes

Calculation of Offering Price and Net Asset Value Per Share

Management of the Funds

Implementation of Investment Objectives and Policies

Appendix A - Investment Illustrations

Appendix B - Classes Offered

Appendix C - Description of Security Ratings

DELAWARE GROUP ADVISER FUNDS, INC.                                    PROSPECTUS
                                                               FEBRUARY 28, 1997
A CLASS SHARES
B CLASS SHARES
C CLASS SHARES

   --------------------------------------------------------------------------


                   1818 Market Street, Philadelphia, PA 19103

             For Prospectus and Performance: Nationwide 800-523-4640

              Information on Existing Accounts: (SHAREHOLDERS ONLY)
                             Nationwide 800-523-1918

                     Dealer Services: (BROKER/DEALERS ONLY)
                             Nationwide 800-362-7500

                    Representatives of Financial Institutions
                             Nationwide 800-659-2259

         Delaware Group Adviser Funds, Inc. ("Adviser Funds, Inc.") (formerly, Lincoln Advisor Funds, Inc.) is an open-end management investment company. Adviser Funds, Inc. currently issues six separate series of shares (each referred to as a "Fund" or collectively as the "Funds") each representing a separate, diversified portfolio of securities. The Funds are the Enterprise Fund, U.S. Growth Fund, World Growth Fund, New Pacific Fund, Federal Bond Fund and Corporate Income Fund. See Restructuring of the Funds under Management of the Funds. Each Fund has a fundamental investment objective and certain investment policies which are described in this Prospectus.

         Each Fund offers three retail classes of shares: "Class A Shares," "Class B Shares" and "Class C Shares." Each class is referred to individually as a "Class" and collectively as the "Classes."

         This Prospectus relates only to the Classes listed above and sets forth information that you should read and consider before you invest. Please retain it for future reference. The Funds' Statement of Additional Information ("Part B" of Adviser Funds, Inc.'s registration statement) dated February 28, 1997, as it may be amended from time to time, contains additional information about the Funds and has been filed with the Securities and Exchange Commission. Part B is incorporated by reference into this Prospectus and is available, without charge, by writing to Delaware Distributors, L.P. at the above address or by calling any of the above numbers. The Funds' financial statements appear in their Annual Report, which will accompany any response to requests for Part B.

         This Prospectus contains useful information that can help the investor decide whether a Fund's investment objective matches his/her own. Achievement of a Fund's investment objective cannot, of course, be assured due to the risk of capital loss from fluctuating prices inherent in any investment in securities. Investments in the Funds are neither insured or guaranteed by any entity.

         Each Fund also offers an Institutional Class, which is available for purchase only by certain investors. A prospectus for the Funds' Institutional Classes can be obtained by writing to Delaware Distributors, L.P. at the above address or by calling the above number.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

BE SURE TO CONSULT YOUR FINANCIAL ADVISER WHEN MAKING INVESTMENTS. MUTUAL FUNDS CAN BE A VALUABLE PART OF YOUR FINANCIAL PLAN; HOWEVER, SHARES OF THE FUNDS ARE NOT FDIC OR NCUSIF INSURED, ARE NOT GUARANTEED BY ANY BANK OR ANY CREDIT UNION, ARE NOT OBLIGATIONS OF ANY BANK OR ANY CREDIT UNION, AND INVOLVE INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. SHARES OF THE FUNDS ARE NOT BANK OR CREDIT UNION DEPOSITS.

The investment objectives of each Fund are as follows:

Equity Funds Enterprise Fund seeks to provide maximum appreciation of capital by investing in medium-sized companies which have a dominant position within their industry, are undervalued, or have potential for growth in earnings.

                   U.S. Growth Fund seeks to maximize capital appreciation by investing in companies of all sizes which have low dividend yields, strong balance sheets and high expected earnings growth rates relative to their industry.

                   World Growth Fund seeks to maximize total return (capital appreciation and income), principally through investments in an internationally diversified portfolio of equity securities.

                   New Pacific Fund seeks long-term capital appreciation by investing primarily in companies which are domiciled in or have their principal business activities in the Pacific Basin.

Fixed-Income Funds Federal Bond Fund seeks to maximize current income consistent with preservation of capital. The Fund attempts to achieve this objective by investing primarily in securities issued by the U.S. government, its agencies and instrumentalities.

                   Corporate Income Fund seeks to provide high current income consistent with preservation of capital. The Fund attempts to achieve this objective primarily by investing in a diversified portfolio of investment grade fixed-income securities issued by U.S. corporations. Investment grade fixed-income securities are those rated at least Baa by Moody's Investors Service, Inc. or BBB by Standard & Poor's Ratings Group or, if not rated, are of comparable quality in the opinion of the manager or sub-adviser.

SYNOPSIS

         The following synopsis is qualified in its entirety by the more detailed information appearing in the body of the Prospectus.

Investment Objectives and Policies
         Each Fund's investment objective is stated on the page 1 of this Prospectus. Each objective is "fundamental" and may be changed only with the approval of the holders of a majority of the outstanding voting securities of the Fund, as defined in the Investment Company Act of 1940 (the "1940 Act"). Certain investment policies also are fundamental and thus require approval of shareholders if a Fund wishes to change them. See Investment Restrictions in Part B. Still other investment policies reflect current practices of the Funds and may be changed by the Funds without the approval of shareholders.

Risk Factors
         Prospective investors should consider a number of factors:

         1. World Growth Fund and New Pacific Fund may invest substantially all of their assets in non-United States issuers. U.S. Growth Fund, Enterprise Fund and Corporate Income Fund may invest, respectively, 20%, 15% and 10% of their assets in such issuers. Investing in securities of non-United States companies which are generally denominated in foreign currencies and the utilization of forward foreign currency exchange contracts in connection with those investments involve certain risk and opportunity considerations not typically associated with investing in United States companies. Some of these investments may be in markets of emerging countries which may be subject to a greater degree of economic, political and social instability than is the case in the United States and Western European markets. See Foreign Investments under Risk Factors and Special Considerations and Implementation of Investment Objectives and Policies.

         2. Each Fund has the right to engage in options and futures transactions for certain hedging, return enhancement and risk management purposes in accordance with regulations of the Commodity Futures Trading Commission ("CFTC"). While the Funds do not engage in options and futures for speculative purposes, there are risks which result from the use of these instruments, and an investor should carefully review the descriptions of these risks in this Prospectus. Certain options and futures may be considered to be derivative securities. See Implementation of Investment Objectives and Policies.

         3. Each Fund may invest in interest rate, currency and other types of swaps for hedging purposes which could subject the Fund to increased risks. Interest rate swaps may be considered to be derivative securities. See Implementation of Investment Objectives and Policies.

         4. The Corporate Income Fund may invest up to 35% of its assets and the U.S. Growth Fund may invest up to 10% of its assets in non-investment grade fixed-income securities ("junk bonds"). Consequently, greater risks may be involved with an investment in these Funds. See Lower-Rated Securities under Risk Factors and Special Considerations.

Investment Manager, Distributor and Service Agent
         Delaware Management Company, Inc. (the "Manager") is the investment manager for each Fund. See Restructuring of the Funds under Management of the Funds. The Manager also provides investment management services to certain other funds in the Delaware Group. Delaware Distributors, L.P. (the "Distributor") is the national distributor for each Fund and for all of the other mutual funds in the Delaware

Group. Delaware Service Company, Inc. (the "Transfer Agent") is the shareholder servicing, dividend disbursing, accounting services and transfer agent for each Fund and for all of the other mutual funds in the Delaware Group.

         The Manager has selected sub-advisers to provide the day-to-day investment management of the Funds. The sub-advisers for the Funds are: Lynch & Mayer, Inc. for Enterprise Fund and U.S. Growth Fund; Walter Scott & Partners Limited for World Growth Fund; John Govett & Company Limited for New Pacific Fund; and Lincoln Investment Management, Inc. for Corporate Income Fund and Federal Bond Fund.

         See Summary of Expenses and Management of the Funds for further information regarding the Manager and the fees payable under each Fund's Investment Management Agreement and Sub-Advisory Agreement.

Sales Charges

         Class A Shares
         The price of each of the Class A Shares includes a maximum front-end sales charge of 4.75% of the offering price, which, based on the net asset value per share of the Class A Shares as of the end of Adviser Funds, Inc.'s most recent fiscal year, is equivalent to:

             Fund                     Percentage of Amount Invested
             -----                   -------------------------------
             Enterprise Fund                     5.00%
             U.S. Growth Fund                    4.99%
             World Growth Fund                   5.00%
             New Pacific Fund                    4.99%
             Federal Bond Fund                   5.00%
             Corporate Income Fund               4.99%

         The sales charge is reduced on certain transactions of at least $100,000 but under $1,000,000. For purchases of $1,000,000 or more, the front-end sales charge is eliminated. Class A Shares are subject to annual 12b-1 Plan expenses for the life of the investment.

         Class B Shares
         The price of each of the Class B Shares is equal to the net asset value per share. Class B Shares are subject to a contingent deferred sales charge ("CDSC") of: (i) 4% if shares are redeemed within two years of purchase; (ii) 3% if shares are redeemed during the third or fourth year following purchase; (iii) 2% if shares are redeemed during the fifth year following purchase; and (iv) 1% if shares are redeemed during the sixth year following purchase. Class B Shares are subject to annual 12b-1 Plan expenses for approximately eight years after purchase. See Deferred Sales Charge Alternative - Class B Shares and Automatic Conversion of Class B Shares under Classes of Shares.

         Class C Shares
         The price of each of the Class C Shares is equal to the net asset value per share. Class C Shares are subject to a CDSC of 1% if shares are redeemed within 12 months of purchase. Class C Shares are subject to annual 12b-1 Plan expenses for the life of the investment.

         See Classes of Shares and Distribution (12b-1) and Service under Management of the Funds.

Purchase Amounts

         Generally, the minimum initial investment in any Class is $1,000. Subsequent investments generally must be at least $100.

         Each purchase of Class B Shares is subject to a maximum purchase limitation of $250,000. For Class C Shares, each purchase must be in an amount that is less than $1,000,000. An investor may exceed these maximum purchase limitations for Class B Shares and Class C Shares by making cumulative purchases over a period of time. An investor should keep in mind, however, that reduced front-end sales charges apply to investments of $100,000 or more in Class A Shares, and that Class A Shares are subject to lower annual 12b-1 Plan expenses than Class B and Class C Shares and generally are not subject to a CDSC. The minimum and maximum purchase amounts for retirement plans may vary. See How to Buy Shares.

Redemption and Exchange
         Class A Shares of each Fund may be redeemed or exchanged at the net asset value calculated after receipt of the redemption or exchange request. Neither the Funds nor the Distributor assesses a charge for redemptions or exchanges of Class A Shares, except for certain redemptions of shares purchased at net asset value, which may be subject to a CDSC if a dealer's commission was paid in connection with such purchases. See Front-End Sales Charge Alternative - Class A Shares under Classes of Shares.

         Class B Shares and Class C Shares may be redeemed or exchanged at the net asset value calculated after receipt of the redemption or exchange request subject, in the case of redemptions, to any applicable CDSC. Neither the Funds nor the Distributor assesses any charges other than the CDSC for redemptions or exchanges of Class B or Class C Shares. There are certain limitations on an investor's ability to exchange shares between the various classes of shares that are offered. See Redemption and Exchange.

Open-End Investment Company
         Adviser Funds, Inc., which was organized as a Maryland corporation on August 10, 1993, is an open-end management investment company. Each Fund's portfolio of assets is diversified as defined by the 1940 Act. See Other Shareholder Matters under Management of the Funds.

SUMMARY OF EXPENSES

         A general comparison of the sales arrangements and other expenses applicable to each Fund's Class A, Class B and Class C Shares follows:

EQUITY FUNDS

                                                      Enterprise                        U.S. Growth
                                            Class A    Class B    Class C     Class A     Class B    Class C
Shareholder Transaction Expenses             Shares     Shares     Shares      Shares      Shares     Shares
---------------------------------           --------   --------   --------    --------    --------   --------
Maximum Sales Charge Imposed
on Purchases (as a percentage
of offering price).......................... 4.75%       None       None       4.75%        None       None

Maximum Sales Charge Imposed
on Reinvested Dividends (as
a percentage of offering price)............. None        None       None       None         None       None

Maximum Contingent Deferred
Sales Charge (as a percentage
of original purchase price or
redemption proceeds, whichever
is lower)................................... None*       4.00%*     1.00%*     None*        4.00%*     1.00%*

Redemption Fees............................. None**      None**     None**     None**       None**     None**



                                                      World Growth                      New Pacific
                                            Class A    Class B    Class C     Class A     Class B    Class C
Shareholder Transaction Expenses             Shares     Shares     Shares      Shares      Shares     Shares
---------------------------------           --------   --------   --------    --------    --------   --------
Maximum Sales Charge Imposed
on Purchases (as a percentage
of offering price).......................... 4.75%       None       None       4.75%       None       None

Maximum Sales Charge Imposed
on Reinvested Dividends (as
a percentage of offering price)............. None        None       None       None        None       None

Maximum Contingent Deferred
Sales Charge (as a percentage
of original purchase price or
redemption proceeds, whichever
is lower)................................... None*       4.00%*     1.00%*     None*       4.00%*     1.00%*

Redemption Fees............................. None**      None**     None**     None**      None**     None**



FIXED-INCOME FUNDS

                                              Federal Bond                     Corporate Income
                                     Class A    Class B    Class C       Class A     Class B    Class C
Shareholder Transaction Expenses     Shares      Shares     Shares        Shares      Shares     Shares
--------------------------------     ------      ------     ------        ------      ------     ------
Maximum Sales Charge Imposed
on Purchases (as a percentage
of offering price).................   4.75%       None       None          4.75%       None       None

Maximum Sales Charge Imposed
on Reinvested Dividends (as
a percentage of offering price)....   None        None       None          None        None       None

Maximum Contingent Deferred
Sales Charge (as a percentage
of original purchase price or
redemption proceeds, whichever
is lower)..........................   None*       4.00%*     1.00%*        None*       4.00%*     1.00%*

Redemption Fees....................   None**      None**     None**        None**      None**     None**

------------------------

* Class A purchases of $1 million or more may be made at net asset value. However, if in connection with any such purchase a dealer's commission is paid to the financial adviser through whom such purchase is effected, a CDSC of 1% will be imposed on certain redemptions within 12 months of purchase ("Limited CDSC"). Class B Shares are subject to a CDSC of: (i) 4% if shares are redeemed within two years of purchase; (ii) 3% if shares are redeemed during the third or fourth year following purchase; (iii) 2% if shares are redeemed during the fifth year following purchase; (iv) 1% if shares are redeemed during the sixth year following purchase; and (v) 0% thereafter. Class C Shares are subject to a CDSC of 1% if the shares are redeemed within 12 months of purchase. See Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value under Redemption and Exchange; Deferred Sales Charge Alternative - Class B Shares and Level Sales Charge Alternative - Class C Shares under Classes of Shares.

** CoreStates Bank, N.A. currently charges $7.50 per redemption for redemptions payable by wire.

Annual Operating Expenses (as percentage of daily net assets)
         The purpose of the following tables is to assist the investor in understanding the various costs and expenses they will bear directly or indirectly in owning shares of each Fund.

EQUITY FUNDS

Annual Operating Expenses
(as a percentage of average daily                Enterprise                     U.S. Growth
net assets after fee waivers and       Class A   Class B    Class C     Class A    Class B    Class C
expense reimbursements)                 Shares     Shares    Shares      Shares     Shares     Shares
                                        ------     ------    ------      ------     ------     ------
Management Fees
(after voluntary waiver)+..............  0.72%     0.72%      0.72%       0.62%      0.62%      0.62%

12b-1 Expenses.........................  0.30%*/** 1.00%*     1.00%*      0.30%*/**  1.00%*     1.00%*

Other Operating Expenses
 (after giving effect to voluntary
  waiver reimbursements)+..............  0.78%      0.78%     0.78%       0.86%      0.86%      0.86%
                                         -----      -----     -----       -----      -----      -----
  Total Operating Expenses
    (after giving effect to voluntary
     waiver reimbursements)............  1.80%      2.50%     2.50%       1.78%      2.48%      2.48%
                                         =====      =====     =====       =====      =====      =====



Annual Operating Expenses
(as a percentage of average daily                World Growth                     New Pacific
net assets after fee waivers and       Class A   Class B    Class C     Class A    Class B    Class C
expense reimbursements)                 Shares     Shares    Shares      Shares     Shares     Shares
                                        ------     ------    ------      ------     ------     ------
Management Fees
(after voluntary waiver)+..............  0.34%     0.34%      0.34%       0.00%++    0.00%++    0.00%++

12b-1 Expenses.........................  0.30%*/** 1.00%*     1.00%*      0.30%*/**  1.00%*     1.00%*
Other Operating Expenses
 (after giving effect to voluntary
  waiver reimbursements)+..............  1.16%     1.16%      1.16%       1.50%      1.50%      1.50%
                                         -----      -----     -----       -----      -----      -----
  Total Operating Expenses
    (after giving effect to voluntary
     waiver reimbursements)............  1.80%     2.50%      2.50%       1.80%      2.50%      2.50%
                                         =====      =====     =====       =====      =====      =====




FIXED-INCOME FUNDS

Annual Operating Expenses
(as a percentage of average daily                Federal Bond                      Corporate Income
 net assets after fee waivers and        Class A    Class B    Class C       Class A     Class B    Class C
expense reimbursement                    Shares      Shares     Shares        Shares      Shares     Shares
                                         ------      ------     ------        ------      ------     ------

Management Fees
(after voluntary waiver)+..............   0.00%       0.00%      0.00%        0.00%        0.00%     0.00%

12b-1 Expenses.........................   0.30%*/**   1.00%*     1.00%*       0.30%*/**    1.00%*    1.00%*

Other Operating Expenses
 (after giving effect to voluntary
  waiver reimbursements)+..............   0.90%       0.90%      0.90%        0.90%        0.90%     0.90%
                                          -----       -----      -----        -----        -----     -----
  Total Operating Expenses
    (after giving effect to voluntary
     waiver reimbursements)............   1.20%       1.90%      1.90%        1.20%        1.90%     1.90%
                                          =====       =====      =====        =====        =====     =====

------------------------
For expense information about the Institutional Classes, see the separate Prospectus relating to those classes.

+ With the exception of U.S. Growth Fund, the Manager elected voluntarily to waive that portion, if any, of the annual Management Fees payable by a particular Fund and to reimburse a Fund for its expenses to the extent necessary to ensure that the expenses of that Fund (exclusive of taxes, interest, brokerage commissions and extraordinary expenses, but inclusive of 12b-1 Plan expenses) do not exceed, as a percentage of average net assets, on an annualized basis, the amounts noted above corresponding to the caption "Total Operating Expenses" through April 30, 1997. For U.S. Growth Fund, the Manger elected to waive such expenses to the extent that "Total Operating Expenses" do not exceed 1.50% (exclusive of taxes, interest, brokerage commissions, extraordinary expenses and 12b-1 Plan expenses) through April 30, 1997. Absent such fee waivers and expense reimbursements, "Total Operating Expenses" and "Management Fees" would be as follows:

                                                    Total Operating Expenses                 Management Fees
                                                Class A    Class B    Class C        Class A    Class B      Class C
                                               ---------  ---------  ---------      ---------  ---------    ---------
                      Enterprise Fund           1.88%      2.58%      2.58%          0.80%      0.80%        0.80%
                      U.S. Growth Fund          1.88%      2.56%      2.56%          0.70%      0.70%        0.70%
                      World Growth Fund         2.58%      3.28%      3.28%          1.10%      1.10%        1.10%
                      New Pacific Fund          2.75%      3.45%      3.45%          0.80%      0.80%        0.80%
                      Federal Bond Fund         1.88%      2.58%      2.58%          0.30%      0.30%        0.30%
                      Corporate Income Fund     1.62%      2.32%      2.32%          0.30%      0.30%        0.30%


++ Effective the close of business May 3, 1996, the investment management fee payable by the New Pacific Fund changed from 1.10% of average daily net assets to 0.80% of average daily net assets. The expense information has been restated to reflect that change.

* Class A Shares, Class B Shares and Class C Shares of each Fund are subject to separate 12b-1 Plans. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by rules of the National Association of Securities Dealers, Inc. (the "NASD"). See Distribution (12b-1) and Service under Management of the Funds.

** Prior to May 6, 1996, 12b-1 Plan expenses for the Class A Shares were 0.35%. Beginning May 6, 1996, those expenses were reduced to 0.30%. The expense information has been restated to reflect that change.

         Unless waived, investors utilizing the Delaware Group Asset Planner asset allocation service will incur an annual maintenance fee of $35 per strategy. Investors who utilize the Asset Planner for an Individual Retirement Account ("IRA") will pay an annual maintenance fee of $15 per Social Security number. See Delaware Group Asset Planner under How to Buy Shares.

         The following example illustrates the expenses that an investor would pay on a $1,000 investment over various time periods, assuming (1) a 5% annual rate of return, (2) redemption and no redemption at the end of each time period and (3) for Class B Shares and Class C Shares, payment of a CDSC at the time of redemption, if applicable. The following example assumes the voluntary waiver of the management fee by the Manager as discussed in this Prospectus.

                                             Assuming Redemption                           Assuming No Redemption
                             1 Year     3 Years    5 Years    10 Years         1 Year     3 Years    5 Years    10 Years
                             ------     -------    -------    --------         ------     -------    -------    --------
Enterprise Fund
     Class A                 $65(1)     $101       $140       $249             $65        $101       $140       $249
     Class B                 $65        $108       $153       $266(2)          $25        $78        $133       $266(2)
     Class C                 $35        $78        $133       $284             $25        $78        $133       $284

U.S. Growth Fund
     Class A                 $65(1)     $101       $140       $249             $65        $101       $140       $249
     Class B                 $65        $108       $153       $266(2)          $25        $78        $133       $266(2)
     Class C                 $35        $78        $133       $284             $25        $78        $133       $284

World Growth Fund
     Class A                 $65(1)     $101       $140       $249             $65        $101       $140       $249
     Class B                 $65        $108       $153       $266(2)          $25        $78        $133       $266(2)
     Class C                 $35        $78        $133       $284             $25        $78        $133       $284

New Pacific Fund
     Class A                 $65(1)     $101       $140       $249             $65        $101       $140       $249
     Class B                 $65        $108       $153       $266(2)          $25        $78        $133       $266(2)
     Class C                 $35        $78        $133       $284             $25        $78        $133       $284

Federal Bond Fund
     Class A                 $59(1)     $84        $110       $186             $59        $84        $110       $186
     Class B                 $59        $90        $123       $204(2)          $19        $60        $103       $204(2)
     Class C                 $29        $60        $103       $222             $19        $60        $103       $222

Corporate Income Fund
     Class A                 $59(1)     $84        $110       $186             $59        $84        $110       $186
     Class B                 $59        $90        $123       $204(2)          $19        $60        $103       $204(2)
     Class C                 $29        $60        $103       $222             $19        $60        $103       $222


(1) Generally, no redemption charge is assessed upon redemption of Class A Shares. Under certain circumstances, however, a Limited CDSC, which has not been reflected in this calculation, may be imposed on certain redemptions within 12 months of purchase. See Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value under Redemption and Exchange.

(2) At the end of approximately eight years after purchase, Class B Shares will be automatically converted into Class A Shares. The example above assumes conversion of Class B Shares at the end of the eighth year. However, the conversion may occur as late as three months after the eighth anniversary of purchase, during which time the higher 12b-1 Plan fees payable by Class B Shares will continue to be assessed. Information for the ninth and tenth years reflects expenses of the Class A Shares. See Automatic Conversion of Class B Shares under Classes of Shares for a description of the automatic conversion feature.

This example should not be considered a representation of past or future expenses or performance. Actual expenses may be greater or less than those shown.

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

The following financial highlights are derived from the financial statements of Delaware Group Adviser Funds, Inc. and have been audited by Coopers & Lybrand L.L.P., independent auditors. The data should be read in conjunction with the financial statements, related notes, and the reports of Coopers & Lybrand L.L.P. covering such financial information and highlights, all of which are incorporated by reference into Part B. Further information about the Funds' performance is contained in their Annual Report to shareholders. A copy of the Funds' Annual Report (including the report of Coopers & Lybrand L.L.P. ) may be obtained from Adviser Funds, Inc. upon request at no charge.

--------------------------------------------------------------------------------

                                                                                         Adviser Funds, Inc.
                                                        ----------------------------------------------------------------------------
                                                               Class A Shares                    Class B Shares
                                                               Enterprise Fund                   Enterprise Fund
                                                                               Period                                   Period
                                                                              12/3/93(1)                               4/14/94(1)
                                                                Year Ended     through               Year Ended         through
                                                         10/31/96(2)  0/31/95  10/31/94       10/31/96(2)   10/31/95   10/31/94

Net Asset Value, Beginning of Period...............        $11.28     $ 9.20     $10.00          $11.96        $ 9.81      $10.00

Income From Investment Operations:
     Net Investment Income (Loss)..................         (0.16)     (0.08)     (0.08)          (0.26)        (0.12)      (0.04)
     Net Realized and Unrealized Gain (Loss)
           From Security Transactions..............          2.47       2.16      (0.71)           2.64          2.27       (0.15)
                                                          -------     -------     -------        --------      ------      --------
     Net Increase (Decrease) in Net Assets
           From Investment Operations..............          2.31       2.08      (0.79)           2.38          2.15       (0.19)
                                                          -------     -------     -------        --------      ------      --------

Less Dividends and Distributions:
      Dividends From Net Investment Income.........          none       none      (0.01)           none          none        none
      Distributions From Net Realized Gain
           on Security Transactions................          none       none       none            none          none        none
      Returns of Capital...........................          none       none       none            none          none        none
                                                          -------    -------    -------        --------       -------      ---------
      Total Dividends and Distributions............          none       none      (0.01)           none          none        none
                                                          -------    -------    -------        --------       -------      ---------

Net Asset Value, End of Period.....................        $13.59     $11.28     $ 9.20          $14.34        $11.96      $ 9.81
                                                          =======    =======    =======        ========       =======      =========


Total Return(3)....................................         20.37%     22.72%     (7.91%)         19.90%        21.92%      (1.91%)

--------------------------------

Ratios and Supplemental Data:
      Net Assets, End of Period (000's omitted).....      $18,826    $14,508    $10,579           2,365        $1,811      $  761
      Ratio of Expenses to Average Net Assets......          1.82%      1.85%      1.85%           2.50%         2.50%       2.50%
      Ratio of Expenses to Average Net Assets
           Prior to Expense Limitation.............          1.90%      2.42%      3.10%           2.58%         3.07%       3.76%
      Ratio of Net Investment Loss to Average
           Net Assets..............................         (1.26%)    (0.83%)    (1.01%)         (1.94%)       (1.50%)     (1.53%)
      Ratio of Net Investment Loss to Average
           Net Assets Prior to Expense Limitation..         (1.34%)    (1.40%)    (2.26%)         (2.02%)       (2.07%)     (2.79%)
      Portfolio Turnover Rate......................            92%       106%       120%             92%          106%        120%
      Average Commission Rate Paid.................       $0.0505        N/A        N/A         $0.0505           N/A         N/A


                                                                                         Adviser Funds, Inc.
                                                        ----------------------------------------------------------------------------
                                                            Class C Shares
                                                           Enterprise Fund
                                                                               Period
                                                                              5/10/94(1)
                                                              Year Ended       through
                                                         10/31/96(2) 10/31/95  10/31/94
Net Asset Value, Beginning of Period...............      $12.21     $10.02      $10.00

Income From Investment Operations:
     Net Investment Income (Loss)..................       (0.25)     (0.15)      (0.05)
     Net Realized and Unrealized Gain (Loss)
           From Security Transactions..............        2.65       2.34        0.07
                                                          -----      -----       -----
     Net Increase (Decrease) in Net Assets
           From Investment Operations..............        2.40       2.19        0.02
                                                          -----      -----       -----
Less Dividends and Distributions:
      Dividends From Net Investment Income.........        none       none        none
      Distributions From Net Realized Gain
           on Security Transactions................        none       none        none
      Returns of Capital...........................        none       none        none
                                                          -----      -----       -----
      Total Dividends and Distributions............        none       none        none
                                                          -----      -----       -----
Net Asset Value, End of Period.....................      $14.61     $12.21      $10.02
                                                          =====      =====       =====
----------------------------

Total Return(3)....................................       19.57%     21.86%       0.23%
------------

---------------------------------------------------------------

Ratios and Supplemental Data:
      Net Assets, End of Period (000's omitted).....    $    70      $  58       $  37
      Ratio of Expenses to Average Net Assets......        2.50%      2.50%       2.50%
      Ratio of Expenses to Average Net Assets
           Prior to Expense Limitation.............        2.58%      3.07%       3.75%
      Ratio of Net Investment Loss to
           Average Net Assets......................       (1.94%)    (1.49%)     (1.53%)
      Ratio of Net Investment Loss to Average
           Net Assets Prior to Expense Limitation..       (2.02%)    (2.06%)     (2.78%)
      Portfolio Turnover Rate......................          92%       106%        120%
      Average Commission Rate Paid.................     $0.0505        N/A         N/A


--------------------

(1)  Date of initial public offering; ratios have been annualized.

(2) Beginning May 6, 1996, Delaware Management Company, Inc. became the investment manager of the Funds. See Restructuring of the Funds under Management of the Funds.

(3) Total return for Class A Shares does not include maximum sales charge of 4.75% nor the 1% Limited CDSC that would apply in the event of certain redemptions within 12 months of purchase. See Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Made At Net Asset Value. Total return for Class B and Class C Shares does not include any applicable CDSC, which varies from 1-4%, depending on the holding period for Class B Shares and 1% for Class C Shares for 12 months from the date of purchase. Total return reflects the voluntary waivers as discussed under Summary of Expenses.

                                                                                         Adviser Funds, Inc.
                                                        ----------------------------------------------------------------------------
                                                               Class A Shares                    Class B Shares
                                                              U.S. Growth Fund                 U.S. Growth Fund
                                                                               Period                                   Period
                                                                              12/3/93(1)                               3/29/94(1)
                                                                Year Ended     through               Year Ended         through
                                                         10/31/96(2)  0/31/95  10/31/94       10/31/96(2)   10/31/95   10/31/94

Net Asset Value, Beginning of Period..............      $12.43       $10.21     $10.00          $12.33       $10.19     $10.00

Income From Investment Operations:
     Net Investment Income (Loss).................       (0.09)       (0.09)     (0.04)          (0.17)       (0.14)     (0.03)
     Net Realized and Unrealized Gain (Loss)
           From Security Transactions.............        1.48         2.31       0.26            1.45         2.28       0.22
                                                        -------     -------     -------        --------      ------     --------
     Net Increase (Decrease) in Net Asset
           From Investment Operations.............        1.39         2.22       0.22            1.28         2.14       0.19
                                                        -------     -------     -------        --------      -------     -------
Less Dividends and Distributions:
     Dividends From Net Investment Income.........        none         none      (0.01)           none         none       none
     Distributions From Net Realized Gain
           on Security Transactions...............        none         none       none            none         none       none
     Returns of Capital...........................        none         none       none            none         none       none
                                                        -------     -------     -------         -------      -------     -------
     Total Dividends and Distributions............        none         none      (0.01)           none         none       none
                                                        -------     -------     -------         -------      -------     -------
Net Asset Value, End of Period....................      $13.82       $12.43     $10.21          $13.61       $12.33     $10.19
                                                        =======     =======     =======        ========      =======    =========



Total Return(3)...................................       11.18%       21.74%      2.18%          10.38%       21.00%     1.90%

---------------------------------------------------------------

Ratios and /Supplemental Data:
     Net Assets, End of Period (000's omitted)....      $16,118      $13,574    $10,669        $   809       $  567     $  204
     Ratio of Expenses to Average Net Assets......         1.80%        1.85%      1.85%          2.48%        2.50%      2.50%
     Ratio of Expenses to Average Net Assets
           Prior to Expense Limitation............         1.88%        2.18%      2.94%          2.56%        2.83%      3.60%
     Ratio of Investment Loss to Average Net Assets       (0.77%)      (0.88%)    (0.51%)        (1.45%)      (1.57%)    (1.26%)
     Ratio of Investment Loss to Average
           Net Assets Prior to Expense Limitation.        (0.85%)      (1.21%)    (1.60%)        (1.53%)      (1.90%)    (2.36%)
     Portfolio Turnover Rate......................          131%          58%        66%           131%          58%        66%
     Average Commission Rate Paid.................      $0.0519          N/A        N/A        $0.0519          N/A        N/A


                                                                                         Adviser Funds, Inc.
                                                        ----------------------------------------------------------------------------
                                                              Class C Shares
                                                             U.S. Growth Fund
                                                                               Period
                                                                               7/7/94(1)
                                                                Year Ended     through
                                                         10/31/96(2) 10/31/95  10/31/94
Net Asset Value, Beginning of Period..............      $12.85     $10.62      $10.00

Income From Investment Operations:
     Net Investment Income (Loss).................       (0.16)     (0.10)      (0.03)
     Net Realized and Unrealized Gain (Loss)
           From Security Transactions.............        1.49       2.33        0.65
                                                          ----       ----        ----
     Net Increase (Decrease) in Net Asset
           From Investment Operations.............        1.33       2.23        0.62
                                                          ----       ----        ----

Less Dividends and Distributions:
     Dividends From Net Investment Income.........        none       none        none
     Distributions From Net Realized Gain
           on Security Transactions...............        none       none        none
     Returns of Capital...........................        none       none        none
                                                          ----       ----        ----
     Total Dividends and Distributions............        none       none        none
                                                          ----       ----        ----

Net Asset Value, End of Period....................      $14.18     $12.85      $10.62
                                                        ======     ======      ======



Total Return(3)...................................       10.35%     21.00%       6.17%
------------

---------------------------------------------------------------

Ratios and /Supplemental Data:
     Net Assets, End of Period (000's omitted)....         $55        $27          $5
     Ratio of Expenses to Average Net Assets......        2.48%      2.50%       2.50%
     Ratio of Expenses to Average Net Assets
           Prior to Expense Limitation............        2.56%      2.82%       3.54%
     Ratio of Investment Loss to Average Net Assets      (1.45%)    (1.61%)     (1.09%)
     Ratio of Investment Loss to Average
           Net Assets Prior to Expense Limitation.       (1.53%)    (1.93%)     (2.13%)
     Portfolio Turnover Rate......................         131%        58%         66%
     Average Commission Rate Paid.................     $0.0519        N/A         N/A


(1)  Date of initial public offering; ratios have been annualized.

(2) Beginning May 6, 1996, Delaware Management Company, Inc. became the investment manager of the Funds. See Restructuring of the Funds under Management of the Funds.

(3) Total return for Class A Shares does not include maximum sales charge of 4.75% nor the 1% Limited CDSC that would apply in the event of certain redemptions within 12 months of purchase. See Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Made At Net Asset Value. Total return for Class B and Class C Shares does not include any applicable CDSC, which varies from 1-4%, depending on the holding period for Class B Shares and 1% for Class C Shares for 12 months from the date of purchase. Total return reflects the voluntary waivers as discussed under Summery of Expenses.

                                                                                         Adviser Funds, Inc.
                                                        ----------------------------------------------------------------------------
                                                               Class A Shares                    Class B Shares
                                                              World Growth Fund                World Growth Fund
                                                                               Period                                   Period
                                                                              12/3/93(1)                               3/29/94(1)
                                                                Year Ended     through               Year Ended         through
                                                         10/31/96(2)  0/31/95  10/31/94       10/31/96(2)   10/31/95   10/31/94

Net Asset Value, Beginning of Period..............      $11.40        $11.00    $10.00         $10.71       $10.40       $10.00
Income From Investment Operations:
    Net Investment Income (Loss)..................       (0.06)         0.01      0.02          (0.06)       (0.02)        none
    Net Realized and Unrealized Gain (Loss)
          From Security Transactions..............        1.07          0.40      1.01           0.93         0.35         0.43
                                                        -------     -------     -------        --------      ------     --------
    Total From Investment Operations..............        1.01          0.41      1.03           0.87         0.33         0.43
                                                        -------     -------     -------        --------      ------     --------
Less Dividends and Distributions:
    Dividends From Net Investment Income..........       (0.02)        (0.01)    (0.03)         (0.02)       (0.02)       (0.03)
    Distributions From Net Realized Gain
          on Security Transactions................        none          none      none           none         none        none
    Returns of Capital............................        none          none      none           none         none        none
                                                        -------     -------     -------        --------      ------     --------
    Total Dividends and Distributions.............       (0.02)        (0.01)    (0.03)         (0.02)       (0.02)       (0.03)
                                                        -------     -------     -------        --------      ------     --------

Net Asset Value, End of Period....................      $12.39        $11.40    $11.00         $11.56       $10.71       $10.40
                                                        =======     =======     =======        ========      =======    =========

Total Return(3)...................................        8.90%         3.81%    10.25%          8.16%        3.19%        4.28%

---------------------------------------------------------------

Ratios and Supplemental Data:
    Net Assets, End of Period (000's omitted).....      $14,886       $13,018   $11,721        $1,208       $1,183         $523
    Ratio of Expenses to Average Net Assets.......         1.82%         1.85%     1.85%         2.50%        2.50%        2.50%
    Ratio of Expenses to Average Net Assets
         Prior to Expense Limitation..............         2.60%         2.96%     3.56%         3.28%        3.61%        4.22%
    Ratio of Net Investment Income (Loss) to
         Average Net Assets.......................        (0.51%)        0.00%     0.25%        (1.19%)      (0.57%)      (0.37%)
    Ratio of Net Investment Income (Loss) to Average
         Net Assets Prior to Expense Limitation...        (1.29%)        1.11%     1.96%        (1.97%)      (1.68%)       2.09%
    Portfolio Turnover Rate.......................           21%            9%        6%           21%           9%           6%
    Average Commission Rate Paid..................      $0.0448           N/A       N/A       $0.0448          N/A          N/A


                                                                                         Adviser Funds, Inc.
                                                        ----------------------------------------------------------------------------
                                                           Class C Shares
                                                          World Growth Fund
                                                                               Period
                                                                              5/10/94(1)
                                                               Year Ended      through
                                                         10/31/96(2) 10/31/95  10/31/94
Net Asset Value, Beginning of Period..............      $10.73       $10.43     $10.00

Income From Investment Operations:
    Net Investment Income (Loss)..................       (0.06)       (0.06)      0.01
    Net Realized and Unrealized Gain (Loss)
          From Security Transactions..............        0.93         0.39       0.44
                                                          ----       ----        ----
    Total From Investment Operations..............        0.87         0.33       0.45
                                                          ----       ----        ----
Less Dividends and Distributions:
    Dividends From Net Investment Income..........       (0.02)       (0.03)     (0.02)
    Distributions From Net Realized Gain
          on Security Transactions................        none         none       none
    Returns of Capital............................        none         none       none
                                                          ----       ----        ----
    Total Dividends and Distributions.............       (0.02)       (0.03)     (0.02)
                                                          ----       ----        ----

Net Asset Value, End of Period....................      $11.58       $10.73     $10.43
                                                        ======      ======      ======

Total Return(3)...................................        8.15%        3.16%      4.45%
------------

---------------------------------------------------------------

Ratios and Supplemental Data:
    Net Assets, End of Period (000's omitted).....        $112          $43        $38
    Ratio of Expenses to Average Net Assets.......        2.50%        2.50%      2.50%
    Ratio of Expenses to Average Net Assets
         Prior to Expense Limitation..............        3.28%        3.61%      4.23%
    Ratio of Net Investment Income (Loss) to
         Average Net Assets.......................       (1.19%)      (0.62%)     0.16%
    Ratio of Net Investment Income (Loss) to Average
         Net Assets Prior to Expense Limitation...       (1.97%)      (1.73%)    (1.57%)
    Portfolio Turnover Rate.......................          21%           9%         6%
    Average Commission Rate Paid..................     $0.0448          N/A        N/A

--------------------

(1)  Date of initial public offering; ratios have been annualized.

(2) Beginning May 6, 1996, Delaware Management Company, Inc. became the investment manager of the Funds. See Restructuring of the Funds under Management of the Funds.

(3) Total return for Class A Shares does not include maximum sales charge of 4.75% nor the 1% Limited CDSC that would apply in the event of certain redemptions within 12 months of purchase. See Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Made At Net Asset Value. Total return for Class B and Class C Shares does not include any applicable CDSC, which varies from 1-4%, depending on the holding period for Class B Shares and 1% for Class C Shares for 12 months from the date of purchase. Total return reflects the voluntary waivers as discussed under Summary of Expenses.

                                                                                         Adviser Funds, Inc.
                                                        ----------------------------------------------------------------------------
                                                               Class A Shares                    Class B Shares
                                                              New Pacific Fund                  New Pacific Fund
                                                                               Period                                   Period
                                                                              12/3/93(1)                               3/29/94(1)
                                                                Year Ended     through               Year Ended         through
                                                         10/31/96(2)  0/31/95  10/31/94       10/31/96(2)   10/31/95   10/31/94
Net Asset Value, Beginning of Period..............       $8.71       $10.44     $10.00          $9.01        $10.86      $10.00

Income From Investment Operations:
     Net Investment Income (Loss).................       (0.05)       (0.05)     (0.02)         (0.05)        (0.10)      (0.03)
     Net Realized and Unrealized Gain (Loss)
           on Security Transactions...............        0.77        (1.39)      0.47           0.73         (1.46)       0.89
                                                        -------     -------     -------        --------      ------     --------
     Total From Investment Operations.............        0.72        (1.44)      0.45           0.68         (1.56)       0.86
                                                        -------     -------     -------        --------      ------     --------
Less Dividends and Distributions:
     Dividends From Net Investment Income.........       (0.01)        none      (0.01)         (0.01)         none       none
     Distributions From Net Realized Gain
           on Security Transactions...............        none        (0.29)      none           none         (0.29)      none
     Returns of Capital...........................        none         none       none           none          none       none
                                                        -------     -------     -------        --------      ------     --------
     Total Dividends and Distributions............       (0.01)       (0.29)     (0.01)         (0.01)        (0.29)      none
                                                        -------     -------     -------        --------      ------     --------

Net Asset Value, End of Period....................       $9.42        $8.71     $10.44          $9.68         $9.01      $10.86
                                                        =======     =======     =======        ========      =======    =========

-------------------------------

Total Return(3)...................................        8.26%      (13.99%)     4.53%          7.54%      (14.56%)       8.58%

-----------------------------------------------------

Ratios and Supplemental Data:
    Net Assets, End of Period (000's omitted).....     $11,752      $10,353    $11,333           $562         $573         $431
    Ratio of Expenses to Average Net Assets.......        1.82%        1.85%      1.85%          2.50%        2.50%        2.50%
    Ratio of Expenses to Average Net Assets
          Prior to Expense Limitation.............        2.77%        3.73%      3.66%          3.45%        4.38%        4.32%
    Ratio of Net Investment Income (Loss) to
          Average Net Assets......................        1.17%       (0.60%)    (0.21%)         0.49%       (1.20%)      (0.88%)
    Ratio of Net Investment Income (Loss) to Average
          Net Assets Prior to Expense Limitation..        0.22%       (2.48%)    (2.02%)        (0.46%)      (3.08%)      (2.70%)
    Portfolio Turnover Rate.......................         163%         163%       104%           163%         163%         104%
    Average Commission Rate Paid..................     $0.0118          N/A        N/A        $0.0118          N/A          N/A



                                                                                         Adviser Funds, Inc.
                                                        ----------------------------------------------------------------------------
                                                             Class C Shares
                                                            New Pacific Fund
                                                                               Period
                                                                              7/7/94(1)
                                                                Year Ended      through
                                                         10/31/96(2) 10/31/95  10/31/94
Net Asset Value, Beginning of Period..............         $8.83      $10.66    $10.00

Income From Investment Operations:
     Net Investment Income (Loss).................         (0.05)      (0.08)    (0.02)
     Net Realized and Unrealized Gain (Loss)
           on Security Transactions...............          0.72       (1.46)     0.68
                                                            ----        ----      ----

     Total From Investment Operations.............          0.67       (1.54)     0.66
                                                            ----        ----      ----
Less Dividends and Distributions:
     Dividends From Net Investment Income.........         (0.01)      none       none
     Distributions From Net Realized Gain
           on Security Transactions...............          none       (0.29)     none
     Returns of Capital...........................          none        none      none
                                                            ----        ----      ----
     Total Dividends and Distributions............         (0.01)      (0.29)     none
                                                            ----        ----      ----
Net Asset Value, End of Period....................         $9.49       $8.83    $10.66
                                                            ====        ====      ====

----------------------------
Total Return(3)...................................          7.58%     (14.57%)    6.55%

---------------------------------------------------------------

Ratios and Supplemental Data:
    Net Assets, End of Period (000's omitted).....           $44         $17       $12
    Ratio of Expenses to Average Net Assets.......          2.50%       2.50%     2.50%
    Ratio of Expenses to Average Net Assets
          Prior to Expense Limitation.............          3.45%       4.38%     4.31%
    Ratio of Net Investment Income (Loss) to
          Average Net Assets......................          0.49%      (1.02%)   (0.83%)
    Ratio of Net Investment Income (Loss) to Average
          Net Assets Prior to Expense Limitation..          0.46%      (2.90%)   (2.64%)
    Portfolio Turnover Rate.......................           163%        163%      104%
    Average Commission Rate Paid..................       $0.0118         N/A       N/A

--------------------
(1)  Date of initial public offering; ratios have been annualized.

(2) Beginning May 6, 1996, Delaware Management Company, Inc. became the investment manager of the Funds. See Restructuring of the Funds under Management of the Funds.

(3) Total return for Class A Shares does not include maximum sales charge of 4.75% nor the 1% Limited CDSC that would apply in the event of certain redemptions within 12 months of purchase. See Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Made At Net Asset Value. Total return for Class B and Class C Shares does not include any applicable CDSC, which varies from 1-4%, depending on the holding period for Class B Shares and 1% for Class C Shares for 12 months from the date of purchase. Total return reflects the voluntary waivers as discussed under Summary of Expenses.

                                                                                         Adviser Funds, Inc.
                                                        ----------------------------------------------------------------------------
                                                               Class A Shares                      Class B Shares
                                                           Corporate Income Fund               Corporate Income Fund
                                                                               Period                                   Period
                                                                              12/3/93(1)                               5/11/94(1)
                                                                Year Ended     through               Year Ended         through
                                                         10/31/96(2)  0/31/95  10/31/94       10/31/96(2)   10/31/95   10/31/94
Net Asset Value, Beginning of Period..............       $9.76        $8.80     $10.00          $10.45      $9.73       $10.00
Income From Investment Operations:
     Net Investment Income (Loss).................        0.59         0.61       0.51            0.52       0.66         0.29
     Net Realized and Unrealized Gain (Loss)
           on Security Transactions...............       (0.14)        0.91      (1.20)          (0.10)      0.91        (0.28)
                                                        -------     -------     -------        --------      ------     --------
     Total From Investment Operations.............        0.45         1.52      (0.69)           0.42       1.57         0.01
                                                        -------     -------     -------        --------      ------     --------
Less Dividends and Distributions:
     Dividends From Net Investment Income.........       (0.59)       (0.56)     (0.51)          (0.52)     (0.85)       (0.28)
     Distributions From Net Realized Gain
           on Security Transactions...............        none         none       none            none       none         none
     Returns of Capital...........................        none         none       none            none       none         none
                                                        -------     -------     -------        --------      ------     --------
     Total Dividends and Distributions............       (0.59)       (0.56)     (0.51)          (0.52)     (0.85)       (0.28)
                                                        -------     -------     -------        --------      ------     --------

Net Asset Value, End of Period....................       $9.62        $9.76      $8.80          $10.35     $10.45        $9.73
                                                        =======     =======     =======        ========      =======    =========


Total Return(3)...................................        4.81%       17.71%     (7.06%)          4.16%     17.05%        0.11%

---------------------------------------------------------------

Ratios and Supplemental Data:
     Net Assets, End of Period (000's omitted)....     $12,270      $11,518     $9,620            $196       $362         $222
     Ratio of Expenses to Average Net Assets......        1.23%        1.25%      1.25%           1.90%      1.90%        1.90%
     Ratio of Expenses to Average Net Assets
           Prior to Expense Limitation............        1.65%        1.87%      2.55%           2.32%      2.52%        3.21%
     Ratio of Net Investment Income to
           Average Net Assets.....................        6.20%        6.64%      6.04%           5.53%      5.97%        5.94%
     Ratio of Net Investment Income to Average
           Net Assets Prior to Expense Limitation.        5.78%        6.02%      4.74%           5.11%      5.35%        4.63%
     Portfolio Turnover Rate......................          68%         119%       185%             68%       119%         185%


                                                                                         Adviser Funds, Inc.
                                                        ----------------------------------------------------------------------------
                                                             Class C Shares
                                                         Corporate Income Fund
                                                                               Period
                                                                              9/14/94(1)
                                                                Year Ended      through
                                                         10/31/96(2) 10/31/95  10/31/94
Net Asset Value, Beginning of Period..............       $10.44      $9.80      $10.00

Income From Investment Operations:
     Net Investment Income (Loss).................         0.52       0.18        0.08
     Net Realized and Unrealized Gain (Loss)
           on Security Transactions...............        (0.11)      1.33       (0.19)
                                                           ----       ----        ----
     Total From Investment Operations.............         0.41       1.51       (0.11)
                                                           ----       ----        ----
Less Dividends and Distributions:
     Dividends From Net Investment Income.........        (0.52)     (0.87)      (0.09)
     Distributions From Net Realized Gain
           on Security Transactions...............         none       none        none
     Returns of Capital...........................         none       none        none
                                                           ----       ----        ----
     Total Dividends and Distributions............        (0.52)     (0.87)      (0.09)
                                                           ----       ----        ----
Net Asset Value, End of Period....................       $10.33     $10.44       $9.80
                                                           ====       ====        ====

---------------------------

Total Return(3)...................................         4.06%     16.23%      (1.00%)

---------------------------------------------------------------

Ratios and Supplemental Data:
     Net Assets, End of Period (000's omitted)....          $71         $5          $9
     Ratio of Expenses to Average Net Assets......         1.90%      1.90%       1.85%
     Ratio of Expenses to Average Net Assets
           Prior to Expense Limitation............         2.32%      2.52%       3.17%
     Ratio of Net Investment Income to
           Average Net Assets.....................         5.53%      5.75%       5.91%
     Ratio of Net Investment Income to Average
           Net Assets Prior to Expense Limitation.         5.11%      5.13%       4.59%
     Portfolio Turnover Rate......................           68%       119%        185%

--------------------

(1)  Date of initial public offering; ratios have been annualized.

(2) Beginning May 6, 1996, Delaware Management Company, Inc. became the investment manager of the Funds. See Restructuring of the Funds under Management of the Funds.

(3) Total return for Class A Shares does not include maximum sales charge of 4.75% nor the 1% Limited CDSC that would apply in the event of certain redemptions within 12 months of purchase. See Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Made At Net Asset Value. Total return for Class B and Class C Shares does not include any applicable CDSC, which varies from 1-4%, depending on the holding period for Class B Shares and 1% for Class C Shares for 12 months from the date of purchase. Total return reflects the voluntary waivers as discussed under Summary of Expenses.

                                                                                         Adviser Funds, Inc.
                                                        ----------------------------------------------------------------------------
                                                               Class A Shares                    Class B Shares
                                                             Federal Bond Fund                 Federal Bond Fund
                                                                               Period                                   Period
                                                                              12/3/93(1)                               7/27/94(1)
                                                                Year Ended     through               Year Ended         through
                                                         10/31/96(2)  0/31/95  10/31/94       10/31/96(2)   10/31/95   10/31/94
Net Asset Value, Beginning of Period..............       $9.80         $9.15    $10.00          $10.25       $9.78      $10.00

Income From Investment Operations:
     Net Investment Income (Loss).................        0.52          0.57      0.38            0.45        0.57        0.12
     Net Realized and Unrealized Gain (Loss)
           on Security Transactions...............       (0.20)         0.65     (0.86)          (0.18)       0.65       (0.23)
                                                        -------     -------     -------        --------      ------     --------
     Total From Investment Operations.............        0.32          1.22     (0.48)           0.27        1.22       (0.11)
                                                        -------     -------     -------        --------      ------     --------
Less Dividends and Distributions:
     Dividends From Net Investment Income.........       (0.52)        (0.57)    (0.37)          (0.45)      (0.75)      (0.11)
     Distributions From Net Realized Gain
           on Security Transactions...............        none          none      none             none       none        none
     Returns of Capital...........................        none          none      none             none       none        none
                                                        -------     -------     -------        --------      ------     --------
     Total Dividends and Distributions............       (0.52)        (0.57)    (0.37)          (0.45)      (0.75)      (0.11)
                                                        -------     -------     -------        --------      ------     --------

Net Asset Value, End of Period....................       $9.60         $9.80     $9.15          $10.07      $10.25       $9.78
                                                        =======      =======     =======        =======       ======     ========


Total Return(3)...................................         3.43%       13.72%    (4.93%)        $ 2.76%      13.09%      (1.11%)

---------------------------------------------------------------

Ratios and Supplemental Data:
     Net Assets, End of Period (000's omitted)....      $11,419      $11,062    $9,658            $568        $299        $239
     Ratio of Expenses to Average Net Assets......         1.23%        1.25%     1.25%           1.90%       1.90%       1.90%
     Ratio of Expenses to Average Net Assets
           Prior to Expenses Limitation...........         1.91%        2.06%     2.58%           2.58%       2.71%       3.22%
     Ratio of Net Investment Income to
           Average Net Assets.....................         5.33%        6.07%     4.38%           4.66%       5.43%       4.87%
     Ratio of Net Investment Income to Average
           Net Assets Prior to Expense Limitation.         4.65%        5.26%     3.05%           3.98%       4.62%       3.55%
     Portfolio Turnover Rate......................          196%         227%      366%            196%        227%        366%



                                                                                         Adviser Funds, Inc.
                                                        ----------------------------------------------------------------------------
                                                            Class C Shares
                                                          Federal Bond Fund
                                                                               Period
                                                                              7/7/94(1)
                                                              Year Ended       through
                                                         10/31/96(2) 10/31/95  10/31/94
Net Asset Value, Beginning of Period..............       $10.38      $9.79      $10.00

Income From Investment Operations:
     Net Investment Income (Loss).................         0.45       0.63        0.15
     Net Realized and Unrealized Gain (Loss)
           on Security Transactions...............        (0.18)      0.47       (0.22)
                                                         -------     -------    -------
     Total From Investment Operations.............         0.27       1.10       (0.07)
                                                         -------     -------    -------
Less Dividends and Distributions:
     Dividends From Net Investment Income.........        (0.45)     (0.51)      (0.14)
     Distributions From Net Realized Gain
           on Security Transactions...............         none       none        none
     Returns of Capital...........................         none       none        none
                                                         -------     -------    -------
     Total Dividends and Distributions............        (0.45)     (0.51)      (0.14)
                                                         -------     -------    -------
Net Asset Value, End of Period....................       $10.20     $10.38       $9.79
                                                         =======     =======    =======

-----------------------------------

Total Return(3)...................................         2.74%     11.59%      (0.72%)

---------------------------------------------------------------

Ratios and Supplemental Data:
     Net Assets, End of Period (000's omitted)....          $12        $15         $49
     Ratio of Expenses to Average Net Assets......         1.90%      1.85%       1.90%
     Ratio of Expenses to Average Net Assets
           Prior to Expenses Limitation...........         2.58%      2.70%       3.22%
     Ratio of Net Investment Income to
           Average Net Assets.....................         4.66%      4.73%       4.71%
     Ratio of Net Investment Income to Average
           Net Assets Prior to Expense Limitation.         3.98%      3.88%       3.39%
     Portfolio Turnover Rate......................          196%       227%        366%

--------------------

(1)  Date of initial public offering; ratios have been annualized.

(2) Beginning May 6, 1996, Delaware Management Company, Inc. became the investment manager of the Funds. See Restructuring of the Funds under Management of the Funds.

(3) Total return for Class A Shares does not include maximum sales charge of 4.75% nor the 1% Limited CDSC that would apply in the event of certain redemptions within 12 months of purchase. See Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Made At Net Asset Value. Total return for Class B and Class C Shares does not include any applicable CDSC, which varies from 1-4%, depending on the holding period for Class B Shares and 1% for Class C Shares for 12 months from the date of purchase. Total return reflects the voluntary waivers as discussed under Summary of Expenses.

INVESTMENT OBJECTIVES AND STRATEGIES

The Equity Funds
         Enterprise Fund. This Fund's fundamental investment objective is to seek to provide maximum appreciation of capital by investing in medium-sized companies which have a dominant position within their industry, are undervalued, or have potential for growth in earnings. Currently, medium-sized companies are considered to have market capitalizations between $250 million and $9 billion. The Fund is unlikely to participate in slow growth industries such as utilities and is likely to invest frequently in high growth rate companies in the retail, health care, computer, communication and entertainment industries. Under normal circumstances, at least 65% of the value of the Fund's assets will be invested in equity securities.

         In selecting investments, the Fund's Manager or sub-adviser seeks small or medium capitalization companies that it believes have earnings that may be expected to grow faster than the U.S. economy in general. These companies will typically possess one or more characteristics, including high quality management, a leading or dominant position in a product and a relatively high rate of return on invested capital. Income derived from securities of such companies is only an incidental consideration of the Fund.

         The Fund will primarily invest in common stocks although it may invest up to 35% of the value of its assets in convertible bonds, convertible preferred stock, warrants to purchase common stock, futures and options.

         The Fund may invest up to 15% of its assets in securities of foreign issuers.

         U.S. Growth Fund. This Fund's fundamental investment objective is to seek to maximize capital appreciation by investing in companies of all sizes which have low dividend yields, strong balance sheets and high expected earnings growth rates relative to their industry.

         The Manager or sub-adviser will seek investments in companies of all sizes that the Manager or sub-adviser believes have earnings that may be expected to grow faster than the U.S. economy in general. Such companies may offer the possibility of accelerated earnings growth because of management changes, new products or structural changes in the economy. In addition, those companies with relatively high rates of return on invested capital may be able to finance future growth from internal sources. Income derived from securities in such companies will be only an incidental consideration of the Fund.

         The Fund intends to invest primarily in common stocks believed by the Manager or sub-adviser to have appreciation potential. However, common stock is not always the class of security that provides the greatest possibility for appreciation. The Fund may invest up to 35% of its assets in debt securities, bonds, convertible bonds, preferred stock and convertible preferred stock. The Fund may also invest up to 10% of its assets in securities rated lower than Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Ratings Group ("S&P") if, in the opinion of the Manager, doing so would further the Fund's objective. Lower-rated or unrated securities, commonly referred to as "junk bonds," are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates. See Risk Factors and Special Considerations for a description of the risks inherent in such securities and see Description of Security Ratings in Appendix C for a description of Moody's and S&P ratings.

         The Fund may invest up to 20% of its assets in foreign securities.

         World Growth Fund. This Fund's fundamental objective is to seek to maximize total return (capital appreciation and income) by investing primarily in equity securities of foreign issuers located in countries that the Fund's Manager or sub-adviser deems to have attractive investment opportunities. "Total return" refers to income plus realized and unrealized appreciation of the securities. Under normal circumstances, the Fund will invest at least 65% of the value of its total assets in securities of issuers located in at least three countries other than the United States. However, more than 25% of the Fund's total assets may be invested in the securities of issuers located in the same country.

         The Fund will emphasize established companies, although it may invest in companies of varying sizes as measured by assets, sales and capitalization. The Fund may invest in securities of issuers located in a variety of different foreign regions and countries which includes, but is not limited to, the following: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Luxembourg, Malaysia, Mexico, The Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, Thailand and The United Kingdom. The relative strength or weakness of a particular country's currency or economy may dictate whether securities of issuers located in such country will be purchased or sold. Criteria for determining the appropriate distribution of investments among various countries and regions include prospects for relative economic growth among foreign countries, expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and the range of investment opportunities available to international investors.

         The Fund invests in common stock and may invest in other securities with equity characteristics, consisting of trust or limited partnership interests, preferred stock, rights and warrants. The Fund may also invest in convertible securities, consisting of debt securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock. The Fund may invest in securities listed on foreign or domestic securities exchanges and securities traded in foreign and domestic over-the-counter markets and may invest in restricted or unlisted securities. In addition, the Fund's investments may include American Depositary Receipts
(ADRs), American Depositary Shares (ADSs) and securities of foreign investment funds or trusts to the extent permitted under the Fund's investment restrictions. See Risk Factors and Special Considerations -- Foreign Investments, below. For a complete list of the Fund's investment restrictions, see Investment Restrictions in Part B.

         The Fund may invest up to 20% of its assets in securities of companies located in, or governments of, developing countries. For temporary defensive purposes, the Fund may invest a major portion of its assets in securities of U.S. issuers. In addition, the Fund may be invested in short-term debt instruments to meet anticipated day-to-day operating expenses and liquidity requirements.

         New Pacific Fund. This Fund's fundamental investment objective is to seek to maximize long-term capital appreciation by investing primarily in equity securities of companies domiciled or having their principal business activities in countries located in the Pacific Basin.

         The Fund will invest in companies of varying size, measured by assets, sales and capitalization. The Fund will invest in companies in one or more of the following Pacific Basin countries:

                      Australia         Pakistan
                      China             Philippines
                      Hong Kong         Singapore
                      India             South Korea
                      Indonesia         Sri Lanka
                      Japan             Taiwan
                      Malaysia          Thailand
                      New Zealand

         The Fund may invest in companies located in other countries or regions in the Pacific Basin as those economies and markets become more accessible. The Fund will invest in other countries or regions only after the decision to do so is disclosed in an amendment to this Prospectus. Any amendment to this Prospectus containing such a material change will be delivered to investors. While the Fund will generally have investments in companies located in at least three different countries or regions, the Fund may from time to time have investments only in one or a few countries or regions.

         The Fund invests in common stock and may invest in other securities with equity characteristics, consisting of trust or limited partnership interests, preferred stock, rights and warrants. The Fund may also invest in convertible securities, consisting of debt securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock. The Fund may invest in securities listed on foreign or domestic securities exchanges and securities traded in foreign and domestic over-the-counter markets and may invest in restricted or unlisted securities.

         Under normal circumstances, at least 65% of the Fund's assets will be invested in equity securities of foreign issuers located in the Pacific Basin. The Fund may invest in securities of companies located in, or governments of, developing countries within the Pacific Basin. The Fund may invest up to 35% of its assets in securities of U.S. issuers. In addition, the Fund may be invested in short-term debt instruments to meet anticipated day-to-day operating expenses and liquidity requirements.

The Fixed-Income Funds

         Federal Bond Fund. This Fund's fundamental investment objective is to seek to maximize current income consistent with the preservation of capital by investing primarily in securities issued by the U.S. government, its agencies and instrumentalities ("U.S. government securities"). Under normal conditions, at least 65% of the value of the Fund's total assets will be invested in U.S. government securities.

         Depending upon prevailing market conditions, the Fund may invest in U.S. government securities of varying maturities, ranging up to 40 years. U.S. government securities include certain mortgage-backed securities, such as Government National Mortgage Association Certificates. See Mortgage-Backed Securities under Implementation of Investment Objectives and Policies. As the Fund invests primarily in U.S. government securities, which are lower-risk securities, it may not achieve as high a level of income under all market conditions as would be the case if the Fund invested in higher yielding securities. Up to 35% of the Fund's assets may be invested in corporate bonds of U.S. companies, mortgage-backed securities and asset-backed securities that are rated at least Aa by Moody's or AA by S&P or, if not rated, are of comparable quality in the Manager's or sub-adviser's opinion. See Description of Security Ratings in Appendix C.

         Corporate Income Fund. This Fund's fundamental investment objective is to seek to provide a high level of current income consistent with preservation of capital by investing primarily in corporate bonds of U.S. companies that are rated at least Baa by Moody's or BBB by S&P or, if not rated, are of comparable quality in the opinion of the Manager or sub-adviser. See Description of Security Ratings in Appendix C.

         Maturities of the corporate bonds held by the Fund are expected to range from seven to 40 years, unless the Fund's Manager or sub-adviser believes that investing in corporate bonds with shorter or longer maturities would be appropriate in light of prevailing market conditions.

         The Fund may also invest up to 35% of its assets in preferred stock, corporate bonds and preferred stock convertible into or that carry the right to acquire common stock, corporate bonds that are not of investment grade quality, U.S. government securities, various mortgage-backed securities and asset-backed securities, common stock consistent with the Fund's objective, and bonds issued by foreign governments or foreign corporations, provided that no more than 10% of the Fund's assets will be invested in bonds issued by foreign governments or foreign corporations and no more than 10% of the Fund's assets will be denominated in any one foreign currency. The Fund will not invest more than 35% of its assets in bonds that are not of investment grade quality and will not invest in bonds rated below Caa by Moody's or CCC by S&P. Lower-rated or unrated securities, commonly referred to as "junk bonds," are more likely to react to developments affecting market and credit risk than are more highly rated securities, which primarily react to movements in the general level of interest rates. See Risk Factors and Special Considerations for a description of the risks inherent in such securities and see Description of Security Ratings in Appendix C for a description of Moody's and S&P ratings.

Certain Investment Guidelines
         Illiquid Securities. Up to 10% of the assets of each Fund may be invested in securities that are not readily marketable, including, where applicable: (1) repurchase agreements with maturities greater than seven calendar days; (2) time deposits maturing in more than seven calendar days; (3) certain instruments, futures contracts and options thereon for which there is no liquid secondary market; (4) certain over-the-counter options, as described in Part B; (5) certain variable rate demand notes having a demand period of more than seven days; and (6) certain Rule 144A restricted securities (Rule 144A securities for which a dealer or institutional market exists will not be considered illiquid).

         Restricted Securities. The Enterprise, U.S. Growth, World Growth and New Pacific Funds may invest in restricted securities. Restricted securities are securities with legal or contractual restrictions on resale. Restricted securities eligible for resale pursuant to Rule 144A that have a readily available market will not be considered illiquid for purposes of the Funds' investment restriction concerning illiquid securities.

         Other Guidelines. In addition, each Fund may invest up to 5% of its assets in the securities of issuers which have been in continuous operation for less than three years. Each Fund may also borrow from banks for temporary or other emergency purposes, but not for investment purposes, in an amount up to one-third of its total assets, and may pledge its assets to the same extent in connection with such borrowings. Whenever these borrowings, including reverse repurchase agreements, exceed 5% of the value of a Fund's total assets, the Fund will not purchase any securities. Except for the limitations on borrowing, the investment guidelines set forth in this paragraph may be changed at any time without shareholder consent by vote of the Board of Directors. A complete list of investment restrictions that identifies additional restrictions that cannot be changed without the approval of a majority of an affected Fund's outstanding shares (as well as other non-fundamental restrictions) is contained in Part B.

Risk Factors and Special Considerations

         Fixed-Income Securities. The market value of fixed-income obligations held by the Funds and, consequently, the net asset value per share of the Funds investing in fixed-income securities can be expected to vary inversely to changes in prevailing interest rates. When interest rates are falling, the inflow of net new money to a Fixed-Income Fund will likely be invested in instruments producing lower yields than the balance of assets in the Fund, thereby reducing current yields. In periods of rising interest rates, the opposite can be expected to occur. In addition, obligations purchased by the Corporate Income Fund that are rated in the lowest of the top four ratings (Baa by Moody's or BBB by S&P) are considered to have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade securities. See Lower-Rated Securities, below.

         Foreign Investments. The World Growth Fund and the New Pacific Fund may invest substantially all of their assets in foreign investments. Certain of the Funds may invest the following percentages of their assets in foreign securities: the Enterprise Fund (15%), the U.S. Growth Fund (20%) and the Corporate Income Fund (10%). There are certain risks involved in investing in foreign securities, including those resulting from fluctuations in currency exchange rates, devaluation of currencies, future political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions, reduced availability of public information concerning issuers, and the fact that foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic companies. Although the Funds' Manager or sub-advisers do not intend to expose the Funds to such risks, with respect to certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of the Funds, including the withholding of dividends. When the Funds' Manager or sub-adviser believes that currency in which a Fund security or securities is denominated may suffer a decline against the United States dollar, it may hedge such risk by entering into a forward contract to sell an amount of foreign currency approximating the value of some or all of the Funds' portfolio securities denominated in such foreign currency.

         Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, and the Funds hold various foreign currencies from time to time, the value of the net assets of the Funds as measured in United States dollars will be affected favorably or unfavorably by changes in exchange rates. Generally, currency exchange transactions will be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the currency exchange market. The cost of currency exchange transactions will generally be the difference between the bid and offer spot rate of the currency being purchased or sold. In order to protect against uncertainty in the level of future foreign currency exchange rates, the Funds are authorized to enter into certain foreign transactions. Investors should be aware that exchange rate movements can be significant and can endure for long periods of time. The Manager and sub-advisers of the Funds attempt to manage exchange rate risk through active currency management.

         In addition, while the volume of transactions effected on foreign stock exchanges has increased in recent years, in most cases it remains appreciably below that of the New York Stock Exchange. Accordingly, the Funds' foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of United States companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of United States issuers, may affect portfolio liquidity. In buying and selling securities on foreign exchanges, the Funds normally pay fixed commissions that are generally higher than the negotiated commissions charged in the United States. In addition, there is generally less governmental supervision and regulation of securities exchanges, brokers and issuers in foreign countries than in the United States.

         The World Growth Fund and the New Pacific Fund may purchase foreign equity and debt securities that are listed on a principal foreign securities exchange or over-the-counter market, represented by American Depositary Receipts
(ADRs) or American Depositary Shares (ADSs). An ADR or ADS facility may be either a "sponsored" or "unsponsored" arrangement. In a sponsored arrangement, the foreign issuer establishes the facility, pays some or all the depository's fees, and usually agrees to provide shareholder communications. In an unsponsored arrangement, the foreign issuer is not involved and the ADR or ADS holders pay the fees of the depository. Depository banks arrange unsponsored ADR and ADS facilities, either upon their initiative or at the urging of large shareholders of or dealers in the foreign securities.

         Unsponsored ADRs or ADSs may involve more risk to the Fund than sponsored ADRs or ADSs due to the additional costs involved to the Fund, the relative illiquidity of the issue in U.S. markets, and the possibility of higher trading costs in the over the counter market as opposed to exchange-based trading. The Funds will take these and other risk considerations into account before making an investment in an unsponsored ADR or ADS.

         Investments in foreign securities offer potential benefits not available from investments in securities of domestic issuers. Such benefits include the opportunity to invest in securities that appear to offer greater potential for long-term capital appreciation than investments in domestic securities, and to reduce fluctuations in Fund value by taking advantage of foreign stock markets that do not move in a manner parallel to U.S. markets.

         Lower-Rated Securities. The following Funds may invest the following percentages of their total assets in debt securities rated lower than Baa by Moody's or BBB by S&P: U.S. Growth Fund (10%) and Corporate Income Fund (35%). Prices for securities rated below investment grade may be affected by legislative and regulatory developments. Securities rated Ba\BB or lower are commonly referred to as "junk bonds." See Description of Security Ratings in Appendix C.

         Securities rated below investment grade as well as unrated securities usually entail greater risk (including the possibility of default or bankruptcy of the issuers), and generally involve greater price volatility and risk of principal and income, and may be less liquid, than securities in higher rated categories. Both price volatility and illiquidity may make it difficult for the Fund to value certain of these securities at certain times and these securities may be difficult to sell under certain market conditions. Prices for securities rated below investment grade may be affected by legislative and regulatory developments.

         Borrowing. Each of the Funds may borrow money for temporary or emergency purposes in amounts not in excess of one-third of each Fund's total assets. If a Fund borrows money, its share price may be subject to greater fluctuation until the borrowing is repaid. If a Fund makes additional investments while borrowings are outstanding, this may be construed as a form of leverage. None of the Funds, except for the Enterprise and U.S. Growth Funds, will purchase additional securities when money borrowed exceeds 5% of the Fund's total assets.

         Securities Lending. Each Fund may lend securities with a value of up to one-third of its total assets to broker/dealers, institutions and other persons as a means of earning additional income. Any such loan shall be continuously secured by collateral at least equal to 100% of the value of the security being loaned. If the collateral is cash, it may be invested in short-term securities, U.S. government obligations or certificates of deposit. Each Fund will retain the evidence of ownership of any loaned securities and will continue to be entitled to the interest or dividends payable on the loaned securities. In addition, the Fund will receive interest on the loan. The loan will be terminable by the Fund at any time and will not be made to affiliates of the Fund, the Manager or the respective sub-adviser. The Fund may pay reasonable finder's fees to persons unaffiliated with it in connection with the arrangement of loans.

         If the other party to a securities loan becomes bankrupt, a Fund could experience delays in recovering its securities. To the extent that, in the meantime, the value of securities loans has increased, the Fund could experience a loss.

         Temporary Defensive Position. For temporary defensive purposes when the Manager or sub-adviser determines that market conditions warrant, each Fund may invest up to 100% of its assets in money market instruments. To the extent a Fund is engaged in a temporary defensive position, the Fund will not be pursuing its investment objective. Each Fund may also hold a portion of its assets in cash for liquidity purposes.

         Portfolio Turnover. The portfolio turnover rates for the past two fiscal years for the Funds were as follows:

                              Period Ended        Year Ended
                    Fund    October 31, 1996   October 31, 1995
                    ----    ----------------   ----------------

         Enterprise Fund           92%               106%
         U.S. Growth Fund         131%                58%
         World Growth Fund         21%                 9%
         New Pacific Fund         163%               163%
         Federal Bond Fund        196%               227%
         Corporate Income Fund     68%               119%

         High turnover in any Fund could result in additional brokerage commissions to be paid by the Fund. In addition, high portfolio turnover may also mean that a proportionately greater amount of distributions to shareholders will be taxed as ordinary income rather than long-term capital gains compared to investment companies with lower portfolio turnover. See Dividends, Distributions and Taxes.

THE DELAWARE DIFFERENCE

PLANS AND SERVICES
         The Delaware Difference is our commitment to provide you with superior information and quality service on your investments in the Delaware Group of funds.

SHAREHOLDER PHONE DIRECTORY

Investor Information Center
         800-523-4640
                  Fund Information; Literature; Price; Yield and Performance Figures

Shareholder Service Center
         800-523-1918
                  Information on Existing Regular Investment Accounts and Retirement Plan Accounts; Wire Investments; Wire Liquidations; Telephone Liquidations and Telephone Exchanges

Delaphone
         800-362-FUND
         (800-362-3863)

Performance Information
         You can call the Investor Information Center at any time for current performance information. Current yield and total return information may also be included in advertisements and information given to shareholders. Yields are computed on an annualized basis over a 30-day period.

Shareholder Services
         During business hours, you can call the Delaware Group's Shareholder Service Center. Our representatives can answer any questions about your account, the Funds, various service features and other funds in the Delaware Group.

Delaphone Service
         Delaphone is an account inquiry service for investors with Touch-Tone(R) phone service. It enables you to get information on your account faster than the mailed statements and confirmations. Delaphone also provides current performance information on the Funds, as well as other funds in the Delaware Group. Delaphone is available seven days a week, 24 hours a day.

Statements and Confirmations
         You will receive quarterly statements of your account summarizing all transactions during the period. A confirmation statement will be sent following all transactions other than those involving a reinvestment of dividends. You should examine statements and confirmations immediately and promptly report any discrepancy by calling the Shareholder Service Center.

Duplicate Confirmations
         If your financial adviser or investment dealer is noted on your investment application, we will send a duplicate confirmation to him or her. This makes it easier for your adviser to help you manage your investments.

Tax Information
         Each year, Adviser Funds, Inc. will mail to you information on the tax status of your dividends and distributions.

Dividend Payments
         Dividends, capital gains and other distributions are automatically reinvested in your account, unless you elect to receive them in cash. You may also elect to have the dividends earned in one fund automatically invested in another Delaware Group fund with a different investment objective, subject to certain exceptions and limitations.

         For more information, see Additional Methods of Adding to Your Investment - Dividend Reinvestment Plan under How to Buy Shares or call the Shareholder Service Center.

MoneyLine Direct Deposit Service
         If you elect to have your dividends and distributions paid in cash and such dividends and distributions are in an amount of $25 or more, you may choose the MoneyLine Direct Deposit Service and have such payments transferred from your Fund account to your predesignated bank account. See Dividends and Distributions. In addition, you may elect to have your Systematic Withdrawal Plan payments transferred from your Fund account to your predesignated bank account through this service. See Systematic Withdrawal Plans under Redemption and Exchange. Your funds will normally be credited to your bank account two business days after the payment date. There are no fees for this service. You can initiate the MoneyLine Direct Deposit Service by completing an Authorization Agreement. If the name and address on your designated bank account are not identical to the name and address on your Fund account, you must have your signature guaranteed. The MoneyLine Direct Deposit Service is not available for certain retirement plans.

Right of Accumulation
         With respect to Class A Shares, the Right of Accumulation feature allows you to combine the value of your current holdings of Class A Shares, Class B Shares and Class C Shares of a Fund with the dollar amount of new purchases of Class A Shares of a Fund to qualify for a reduced front-end sales charge on such purchases of Class A Shares. Under the Combined Purchases Privilege, you may also include certain shares that you own in other funds in the Delaware Group. See Classes of Shares.

Letter of Intention
         The Letter of Intention feature permits you to obtain a reduced front-end sales charge on purchases of Class A Shares by aggregating certain of your purchases of Delaware Group fund shares over a 13-month period. See Classes of Shares and Part B.

12-Month Reinvestment Privilege
         The 12-Month Reinvestment Privilege permits you to reinvest proceeds from a redemption of Class A Shares, within one year of the date of the redemption, without paying a front-end sales charge. See Part B.

Exchange Privilege
         The Exchange Privilege permits you to exchange all or part of your shares into shares of other mutual funds in the Delaware Group, subject to certain exceptions and limitations. For additional information on exchanges, see Investing by Exchange under How to Buy Shares and Redemption and Exchange.

Wealth Builder Option
         You may elect to invest in the Funds through regular liquidations of shares in your accounts in other funds in the Delaware Group. Investments under this feature are exchanges and are therefore subject to the same conditions and limitations as other exchanges of Fund shares. See Additional Methods of Adding to Your Investment - Wealth Builder Option and Investing by Exchange under How to Buy Shares, and Redemption and Exchange.

Delaware Group Asset Planner
         Delaware Group Asset Planner is an asset allocation service that gives you, when working with a professional financial adviser, the ability to more easily design and maintain investments in a diversified selection of Delaware Group mutual funds. The Asset Planner service offers a choice of four predesigned allocation strategies (each with a different risk/reward profile) made up of separate investments in predetermined percentages of Delaware Group funds. With the guidance of a financial adviser, you may also tailor an allocation strategy that meets your personal needs and goals. See How to Buy Shares.

Financial Information about the Funds
         Each fiscal year, you will receive an audited annual report and an unaudited semi-annual report. These reports provide detailed information about each Fund's investments and performance. Adviser Funds, Inc.'s fiscal year ends on October 31.

RETIREMENT PLANNING

         An investment in a Fund may be suitable for tax-deferred retirement plans. Among the retirement plans noted below, Class B Shares are available for investment only by Individual Retirement Accounts, Simplified Employee Pension Plans, 457 Deferred Compensation Plans and 403(b)(7) Deferred Compensation Plans.

         Retirement plans may be subject to plan establishment fees, annual maintenance fees and/or other administrative or trustee fees. Fees are based upon the number of participants in the plan as well as the services selected. Additional information about fees is included in retirement plan materials. Fees are quoted upon request.

         Certain shareholder investment services available to non-retirement plan shareholders may not be available to retirement plan shareholders. Certain retirement plans may qualify to purchase shares of the Institutional Classes. For additional information on any of the plans and Delaware's retirement services, call the Shareholder Service Center or see Part B.

Individual Retirement Account ("IRA")
         Individuals, even if they participate in an employer-sponsored retirement plan, may establish their own retirement program for investments in each of the Classes. Contributions to an IRA may be tax-deductible and earnings are tax-deferred. The tax deductibility of IRA contributions is restricted, and in some cases eliminated, for individuals who participate in certain employer-sponsored retirement plans and whose annual income exceeds certain limits. Existing IRAs and future contributions up to the IRA maximums, whether deductible or not, still earn on a tax-deferred basis.

Simplified Employee Pension Plan ("SEP/IRA")
         A SEP/IRA may be established by an employer who wishes to sponsor a tax-sheltered retirement program by making contributions on behalf of all eligible employees. Each of the Classes is available for investment by a SEP/IRA.

Salary Reduction Simplified Employee Pension Plan ("SAR/SEP")
         New SAR/SEP plans may not be established after December 31, 1996. Employers must have no more than 25 employees to maintain an existing SEP/IRA that permits salary deferral contributions. An employer may also elect to make additional contributions to this plan. Class B Shares are not available for purchase by such plans.

403(b)(7) Deferred Compensation Plan
         Permits employees of public school systems or of certain types of non-profit organizations to enter into a deferred compensation arrangement for the purchase of shares of each of the Classes.

457 Deferred Compensation Plan
         Permits employees of state and local governments and certain other entities to enter into a deferred compensation arrangement for the purchase of shares of each of the Classes.

Prototype Profit Sharing or Money Purchase Pension Plan
         Offers self-employed individuals, partnerships and corporations a tax-qualified plan which provides for the investment of contributions in Class A Shares or Class C Shares. Class B Shares are not available for purchase by such plans.

Prototype 401(k) Defined Contribution Plan
         Permits employers to establish a tax-qualified plan based on salary deferral contributions for investment in Class A Shares or Class C Shares. Class B Shares are not available for purchase by such plans.

Allied Plans
         Class A Shares are available for purchase by participants in certain 401(k) Defined Contribution Plans ("Allied Plans") which are made available under a joint venture agreement between the Distributor and another institution through which mutual funds are marketed and which allow investments in Class A Shares of designated Delaware Group funds ("eligible Delaware Group fund shares"), as well as shares of designated classes of non-Delaware Group funds ("eligible non-Delaware Group fund shares"). Class B Shares and Class C Shares are not eligible for purchase by Allied Plans.

         With respect to purchases made in connection with an Allied Plan, the value of eligible Delaware Group and eligible non-Delaware Group fund shares held by the Allied Plan may be combined with the dollar amount of new purchases by that Allied Plan to obtain a reduced front-end sales charge on additional purchases of eligible Delaware Group fund shares. See Front-End Sales Charge Alternative - Class A Shares under Classes of Shares.

         Participants in Allied Plans may exchange all or part of their eligible Delaware Group fund shares for other eligible Delaware Group fund shares or for eligible non-Delaware Group fund shares at net asset value without payment of a front-end sales charge. However, exchanges of eligible fund shares, both Delaware Group and non-Delaware Group, which were not subject to a front-end sales charge, will be subject to the applicable sales charge if exchanged for eligible Delaware Group fund shares to which a sales charge applies. No sales charge will apply if the eligible fund shares were previously acquired through the exchange of eligible shares on which a sales charge was already paid or through the reinvestment of dividends. See Investing by Exchange.

         A dealer's commission may be payable on purchases of eligible Delaware Group fund shares under an Allied Plan. In determining a financial adviser's eligibility for a dealer's commission on net asset value purchases of eligible Delaware Group fund shares in connection with Allied Plans, all participant holdings in the Allied Plan will be aggregated. See Front-End Sales Charge Alternative - Class A Shares under Classes of Shares.

         The Limited CDSC is applicable to redemptions of net asset value purchases from an Allied Plan on which a dealer's commission has been paid. Waivers of the Limited CDSC, as described under Waiver of Limited Contingent Deferred Sales Charge - Class A Shares under Redemption and Exchange, apply to redemptions by participants in Allied Plans except in the case of exchanges between eligible Delaware Group and non-Delaware Group fund shares. When eligible Delaware Group fund shares are exchanged into eligible non-Delaware Group fund shares, the Limited CDSC will be imposed at the time of the exchange, unless the joint venture agreement specifies that the amount of the Limited CDSC will be paid by the financial adviser or selling dealer. See Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value under Redemption and Exchange.

CLASSES OF SHARES

Alternative Purchase Arrangements
         Shares may be purchased at a price equal to the next determined net asset value per share, subject to a sales charge which may be imposed, at the election of the purchaser, at the time of the purchase for Class A Shares ("front-end sales charge alternative"), or on a contingent deferred basis for Class B Shares ("deferred sales charge alternative") or Class C Shares ("level sales charge alternative").

         Class A Shares. An investor who elects the front-end sales charge alternative acquires Class A Shares, which incur a sales charge when they are purchased, but generally are not subject to any sales charge when they are redeemed. Class A Shares are subject to annual 12b-1 Plan expenses of up to a maximum of 0.35% (currently, no more than 0.30%) of average daily net assets of such shares. Certain purchases of Class A Shares qualify for reduced front-end sales charges. See Front-End Sales Charge Alternative - Class A Shares, below. See also Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value under Redemption and Exchange and Distribution (12b-1) and Service under Management of the Funds.

         Class B Shares. An investor who elects the deferred sales charge alternative acquires Class B Shares, which do not incur a front-end sales charge when they are purchased, but are subject to a contingent deferred sales charge if they are redeemed within six years of purchase. Class B Shares are subject to annual 12b-1 Plan expenses of up to a maximum of 1% (0.25% of which are service fees to be paid to the Distributor, dealers or others for providing personal service and/or maintaining shareholder accounts) of average daily net assets of such shares for approximately eight years after purchase. Class B Shares permit all of the investor's dollars to work from the time the investment is made. The higher 12b-1 Plan expenses paid by Class B Shares will cause such shares to have a higher expense ratio and to pay lower dividends than Class A Shares. At the end of approximately eight years after purchase, the Class B Shares will automatically be converted into Class A Shares and, thereafter, for the remainder of the life of the investment, the annual 12b-1 Plan fee of up to 0.35% (currently, no more than 0.30%) for the Class A Shares will apply. See Automatic Conversion of Class B Shares, below. See Restructuring of the Funds under Management of the Funds for information concerning the CDSC schedule and conversion feature applicable to Class B Shares purchased on or before May 3, 1996.

         Class C Shares. An investor who elects the level sales charge alternative acquires Class C Shares, which do not incur a front-end sales charge when they are purchased, but are subject to a contingent deferred sales charge if they are redeemed within 12 months of purchase. Class C Shares are subject to annual 12b-1 Plan expenses of up to a maximum of 1% (0.25% of which are service fees to be paid to the Distributor, dealers or others for providing personal service and/or maintaining shareholder accounts) of average daily net assets of such shares for the life of the investment. The higher 12b-1 Plan expenses paid by Class C Shares will cause such shares to have a higher expense ratio and to pay lower dividends than Class A Shares. Unlike Class B Shares, Class C Shares do not convert to another class.

         The alternative purchase arrangements described above permit investors to choose the method of purchasing shares that is most suitable given the amount of their purchase, the length of time they expect to hold their shares and other relevant circumstances. Investors should determine whether, given their particular circumstances, it is more advantageous to purchase Class A Shares and incur a front-end sales charge, purchase Class B Shares and have the entire initial purchase amount invested in a Fund with their investment being subject to a CDSC if they redeem shares within six years of purchase, or purchase Class C Shares and have the entire initial purchase amount invested in a Fund with their investment being subject to a CDSC if they redeem shares within 12 months of purchase. In addition, investors should consider the level of annual 12b-1 Plan expenses applicable to each Class. The higher 12b-1 Plan expenses on Class B Shares and Class C Shares will be offset to the extent a return is realized on the additional money initially invested upon the purchase of such shares. However, there can be no assurance as to the return, if any, that will be realized on such additional money, and the effect of earning a return on such additional money will diminish over time. In comparing Class B Shares to Class C Shares, investors should also consider the desirability of an automatic conversion feature, which is available only for Class B Shares.

         Prospective investors should refer to Appendix A--Investment Illustrations in this Prospectus for an illustration of the potential effect that each of the purchase options may have on a long-term shareholder's investment.

         For the distribution and related services provided to, and the expenses borne on behalf of, the Funds, the Distributor and others will be paid, in the case of the Class A Shares, from the proceeds of the front-end sales charge and 12b-1 Plan fees and, in the case of the Class B Shares and the Class C Shares, from the proceeds of the 12b-1 Plan fees and, if applicable, the CDSC incurred upon redemption. Financial advisers may receive different compensation for selling Class A, Class B and Class C Shares. Investors should understand that the purpose and function of the respective 12b-1 Plans and the CDSCs applicable to Class B Shares and Class C Shares are the same as those of the 12b-1 Plan and the front-end sales charge applicable to Class A Shares in that such fees and charges are used to finance the distribution of the respective Classes. See Distribution (12b-1) and Service under Management of the Funds.

         Dividends paid on Class A, Class B and Class C Shares, to the extent any dividends are paid, will be calculated in the same manner, at the same time, on the same day and will be in the same amount, except that the additional amount of 12b-1 Plan expenses relating to Class B Shares and Class C Shares will be borne exclusively by such shares. See Calculation of Offering Price and Net Asset Value Per Share.

         The NASD has adopted certain rules relating to investment company sales charges. Adviser Funds, Inc. and the Distributor intend to operate in compliance with these rules.

Front-End Sales Charge Alternative - Class A Shares
         Class A Shares of each Fund may be purchased at the offering price, which reflects a maximum front-end sales charge of 4.75%. See Calculation of Offering Price and Net Asset Value Per Share.

         Purchases of $100,000 or more carry a reduced front-end sales charge as shown in the following table.


                                                      Class A Shares
--------------------------------------------------------------------------------------------------------------------------

                                                                                                               Dealer's
                                                                                                              Commission***
                                               Front-End Sales Charge as % of                                    as of
       Amount of Purchase          Offering                                                                    Offering
                                     Price                             Amount Invested**                         Price
--------------------------------------------------------------------------------------------------------------------------

                                                                                                    Corpo-
                                               Enter-    U.S.        World      New      Federal     rate
                                               prise    Growth      Growth    Pacific     Bond      Income
                                               Fund      Fund        Fund      Fund       Fund       Fund
Less than $100,000                   4.75%     5.00%     4.99%       5.00%     4.99%      5.00%      4.99%       4.00%
$100,000 but under $250,000          3.75      3.90      3.91        3.87      3.82       3.85       3.85        3.00
$250,000 but under $500,000          2.50      2.58      2.53        2.52      2.55       2.60       2.60        2.00
$500,000 but under $1,000,000*       2.00      2.06      2.03        2.02      2.02       2.08       2.08        1.60


* There is no front-end sales charge on purchases of Class A Shares of $1 million or more but, under certain limited circumstances, a 1% Limited CDSC may apply upon redemption of such shares.

** Based on the net asset value per share of the respective Class A Shares as of the end of Adviser Funds, Inc.'s most recent fiscal year.

*** Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages set forth above.
--------------------------------------------------------------------------------

     A Fund must be notified when a sale takes place which would qualify for the reduced front-end sales charge on the basis of previous or current purchases. The reduced front-end sales charge will be granted upon confirmation of the shareholder's holdings by such Fund. Such reduced front-end sales charges are not retroactive.

     From time to time, upon written notice to all of its dealers, the Distributor may hold special promotions for specified periods during which the Distributor may reallow to dealers up to the full amount of the front-end sales charge shown above. In addition, certain dealers who enter into an agreement to provide extra training and information on Delaware Group products and services and who increase sales of Delaware Group funds may receive an additional commission of up to 0.15% of the offering price. Dealers who receive 90% or more of the sales charge may be deemed to be underwriters under the Securities Act of 1933.
--------------------------------------------------------------------------------

     For initial purchases of Class A Shares of $1,000,000 or more, a dealer's commission may be paid by the Distributor to financial advisers through whom such purchases are made, in accordance with the following schedule:

                                                         Dealer's
                                                        Commission
                                                       ------------
                                                     (as a percentage
          Amount of Purchase                       of amount purchased)
         --------------------
          Up to $2 million                                 1.00%
          Next $1 million up to $3 million                 0.75
          Next $2 million up to $5 million                 0.50
          Amount over $5 million                           0.25

        In determining a financial adviser's eligibility for the dealer's commission, purchases of Class A Shares of other Delaware Group funds as to which a Limited CDSC applies may be aggregated with those of the Class A Shares of a Fund. Financial advisers also may be eligible for a dealer's commission in connection with certain purchases made under a Letter of Intention or pursuant to an investor's Right of Accumulation. Financial advisers should contact the Distributor concerning the applicability and calculation of the dealer's commission in the case of combined purchases.

        An exchange from other Delaware Group funds will not qualify for payment of the dealer's commission, unless a dealer's commission or similar payment has not been previously paid on the assets being exchanged. The schedule and program for payment of the dealer's commission are subject to change or termination at any time by the Distributor at its discretion.

        Redemptions of Class A Shares purchased at net asset value may result in the imposition of a Limited CDSC if the dealer's commission described above was paid in connection with the purchase of those shares. See Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value under Redemption and Exchange.

Combined Purchases Privilege
        By combining your holdings of Class A Shares with your holdings of Class B Shares and/or Class C Shares of a Fund and shares of other funds in the Delaware Group, except those noted below, you can reduce the front-end sales charges on any additional purchases of Class A Shares. Shares of Delaware Group Premium Fund, Inc. beneficially owned in connection with ownership of variable insurance products may be combined with other Delaware Group fund holdings. Shares of other funds that do not carry a front-end sales charge or CDSC may not be included unless they were acquired through an exchange from a Delaware Group fund that does carry a front-end sales charge or CDSC.

        This privilege permits you to combine your purchases and holdings with those of your spouse, your children under 21 and any trust, fiduciary or retirement account for the benefit of such family members.

        It also permits you to use these combinations under a Letter of Intention. A Letter of Intention allows you to make purchases over a 13-month period and qualify the entire purchase for a reduction in front-end sales charges on Class A Shares.

        Combined purchases of $1,000,000 or more, including certain purchases made at net asset value pursuant to a Right of Accumulation or under a Letter of Intention, may result in the payment of a dealer's commission and the applicability of a Limited CDSC. Investors should consult their financial advisers or the Shareholder Service Center about the operation of these features. See Front-End Sales Charge Alternative - Class A Shares, above.

Buying Class A Shares at Net Asset Value

        Class A Shares of a Fund may be purchased at net asset value under the Delaware Group Dividend Reinvestment Plan and, under certain circumstances, the Exchange Privilege and the 12-Month Reinvestment Privilege. See The Delaware Difference and Redemption and Exchange for additional information.

        Purchases of Class A Shares may be made at net asset value by current and former officers, directors and employees (and members of their families) of the Manager, any affiliate, any of the funds in the Delaware Group, certain of their agents and registered representatives and employees of authorized investment dealers and by employee benefit plans for such entities. Individual purchases, including those in retirement accounts, must be for accounts in the name of the individual or a qualifying family member.

        Purchases of Class A Shares may also be made by clients of registered representatives of an authorized investment dealer at net asset value within 12 months after the registered representative changes employment, if the purchase is funded by proceeds from an investment where a front-end sales charge, contingent deferred sales charge or other sales charge has been assessed. Purchases of Class A Shares may also be made at net asset value by bank employees who provide services in connection with agreements between the bank and unaffiliated brokers or dealers concerning sales of shares of Delaware Group funds. In addition, purchases of Class A Shares may be made by financial institutions investing for the account of their trust customers when they are not eligible to purchase shares of a Fund's Institutional Class. Officers, directors and key employees of institutional clients of the Manager or any of its affiliates may purchase Class A Shares at net asset value. Moreover, purchases may be effected at net asset value for the benefit of the clients of brokers, dealers and registered investment advisers affiliated with a broker or dealer, if such broker, dealer or investment adviser has entered into an agreement with the Distributor providing specifically for the purchase of Class A Shares in connection with special investment products, such as wrap accounts or similar fee based programs.

        Investments in Class A Shares made by plan level and/or participant retirement accounts that are for the purpose of repaying a loan taken from such accounts will be made at net asset value. Loan repayments made to a Delaware Group account in connection with loans originated from accounts previously maintained by another investment firm will also be invested at net asset value.

        A Fund must be notified in advance that an investment qualifies for purchase at net asset value.

Group Investment Plans
        Group Investment Plans (e.g., SEP/IRA, SAR/SEP, Prototype Profit Sharing, Pension and 401(k) Defined Contribution Plans) may benefit from the reduced front-end sales charges available on Class A Shares set forth in the table on page , based on total plan assets. In addition, 403(b)(7) and 457 Retirement Plan Accounts may benefit from a reduced front-end sales charge on Class A Shares based on the total amount invested by all participants in the plan by satisfying the following criteria: (i) the employer for which the plan was established has 250 or more eligible employees and the plan lists only one broker of record, or (ii) the plan includes employer contributions and the plan lists only one broker of record. If a company has more than one plan investing in the Delaware Group of funds, then the total amount invested in all plans will be aggregated to determine the applicable front-end sales charge reduction on each purchase, both initial and subsequent, if, at the time of each such purchase, the company notifies the Fund in which it is investing that it qualifies for the reduction. Employees participating in such Group Investment Plans may also combine the investments held in their plan account to determine the front-end sales charge applicable to purchases in non-retirement Delaware Group investment accounts if, at the time of each such purchase, they notify the Fund in which they are investing that they are eligible to combine purchase amounts held in their plan account.

        For additional information on retirement plans, including plan forms, applications, minimum investments and any applicable account maintenance fees, contact your investment dealer or the Distributor.

        For other retirement plans and special services, see Retirement
Planning.

Deferred Sales Charge Alternative - Class B Shares
        Class B Shares may be purchased at net asset value without a front-end sales charge and, as a result, the full amount of the investor's purchase payment will be invested in Fund shares. The Distributor currently anticipates compensating dealers or brokers for selling Class B Shares at the time of purchase from its own assets in an amount equal to no more than 4% of the dollar amount purchased. In addition, from time to time, upon written notice to all of its dealers, the Distributor may hold special promotions for specified periods during which the Distributor may pay additional compensation to dealers or brokers for selling Class B Shares at the time of purchase. As discussed below, however, Class B Shares are subject to annual 12b-1 Plan expenses and, if redeemed within six years of purchase, a CDSC.

        Proceeds from the CDSC and the annual 12b-1 Plan fees are paid to the Distributor and others for providing distribution and related services, and bearing related expenses, in connection with the sale of Class B Shares. These payments support the compensation paid to dealers or brokers for selling Class B Shares. Payments to the Distributor and others under the Class B 12b-1 Plan may be in an amount equal to no more than 1% annually. The combination of the CDSC and the proceeds of the 12b-1 Plan fees makes it possible for a Fund to sell Class B Shares without deducting a front-end sales charge at the time of purchase.

        Holders of Class B Shares who exercise the exchange privilege described below will continue to be subject to the CDSC schedule for the Class B Shares described in this Prospectus, even after the exchange. Such CDSC schedule may be higher than the CDSC schedule for the Class B Shares acquired as a result of the exchange. See Redemption and Exchange.

Automatic Conversion of Class B Shares
        Class B Shares, other than shares acquired through reinvestment of dividends, held for eight years after purchase are eligible for automatic conversion into Class A Shares. Conversions of Class B Shares into Class A Shares will occur only four times in any calendar year, on the last business day of the second full week of March, June, September and December (each, a "Conversion Date"). If the eighth anniversary after a purchase of Class B Shares falls on a Conversion Date, an investor's Class B Shares will be converted on that date. If the eighth anniversary occurs between Conversion Dates, an investor's Class B Shares will be converted on the next Conversion Date after such anniversary. Consequently, if a shareholder's eighth anniversary falls on the day after a Conversion Date, that shareholder will have to hold Class B Shares for as long as three additional months after the eighth anniversary of purchase before the shares will automatically convert into Class A Shares. See

Restructuring of the Fund under Management of the Funds concerning the conversion feature applicable to Class B Shares purchased on or before May 3, 1996.

         Class B Shares of a fund acquired through a reinvestment of dividends will convert to the corresponding Class A Shares of that fund (or, in the case of Delaware Group Cash Reserve, Inc., the Delaware Cash Reserve Consultant Class) pro-rata with Class B Shares of that fund not acquired through dividend reinvestment.

         All such automatic conversions of Class B Shares will constitute tax-free exchanges for federal income tax purposes. See Taxes.

Level Sales Charge Alternative - Class C Shares
        Class C Shares may be purchased at net asset value without a front-end sales charge and, as a result, the full amount of the investor's purchase payment will be invested in Fund shares. The Distributor currently anticipates compensating dealers or brokers for selling Class C Shares at the time of purchase from its own assets in an amount equal to no more than 1% of the dollar amount purchased. As discussed below, however, Class C Shares are subject to annual 12b-1 Plan expenses and, if redeemed within 12 months of purchase, a CDSC.

        Proceeds from the CDSC and the annual 12b-1 Plan fees are paid to the Distributor and others for providing distribution and related services, and bearing related expenses, in connection with the sale of Class C Shares. These payments support the compensation paid to dealers or brokers for selling Class C Shares. Payments to the Distributor and others under the Class C 12b-1 Plan may be in an amount equal to no more than 1% annually.

        Holders of Class C Shares who exercise the exchange privilege described below will continue to be subject to the CDSC schedule for the Class C Shares as described in this Prospectus. See Redemption and Exchange.

Contingent Deferred Sales Charge - Class B Shares and Class C Shares
        Class B Shares redeemed within six years of purchase may be subject to a CDSC at the rates set forth below and Class C Shares redeemed within 12 months of purchase may be subject to a CDSC of 1%. CDSCs are charged as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the net asset value at the time of purchase of the shares being redeemed or the net asset value of those shares at the time of redemption. No CDSC will be imposed on increases in net asset value above the initial purchase price, nor will a CDSC be assessed on redemptions of shares acquired through reinvestments of dividends or capital gains distributions. For purposes of this formula, the "net asset value at the time of purchase" will be the net asset value at purchase of the Class B Shares or the Class C Shares of a Fund, even if those shares are later exchanged for shares of another Delaware Group fund. In the event of an exchange of the shares, the "net asset value of such shares at the time of redemption" will be the net asset value of the shares that were acquired in the exchange.

        The following table sets forth the rates of the CDSC for the Class B Shares of the Funds:

                                            Contingent Deferred
                                            Sales Charge (as a
                                               Percentage of
                                               Dollar Amount
         Year After Purchase Made           Subject to Charge)
        --------------------------         ---------------------
                    0-2                             4%
                    3-4                             3%
                    5                               2%
                    6                               1%
                    7 and thereafter              None

During the seventh year after purchase and, thereafter, until converted automatically into Class A Shares, Class B Shares will still be subject to the annual 12b-1 Plan expenses of up to 1% of average daily net assets of those shares. See Automatic Conversion of Class B Shares, above. See also Restructuring of the Funds under Management of the Funds for information concerning the CDSC schedule applicable to Class B Shares purchased on or before May 3, 1996. Investors are reminded that the Class A Shares into which the Class B Shares will convert are subject to ongoing annual 12b-1 Plan expenses of up to a maximum of 0.35% (currently, no more than 0.30%) of average daily net assets of such shares.

         In determining whether a CDSC applies to a redemption of Class B Shares, it will be assumed that shares held for more than six years are redeemed first, followed by shares acquired through the reinvestment of dividends or distributions, and finally by shares held longest during the six-year period. With respect to Class C Shares, it will be assumed that shares held for more than 12 months are redeemed first followed by shares acquired through the reinvestment of dividends or distributions, and finally by shares held for 12 months or less.

         All investments made during a calendar month, regardless of what day of the month the investment occurred, will age one month on the last day of that month and each subsequent month.

         The CDSC is waived on certain redemptions of Class B Shares and Class C Shares. See Waiver of Contingent Deferred Sales Charge - Class B and Class C Shares under Redemption and Exchange.

Other Payments to Dealers -- Class A, Class B and Class C Shares
         From time to time at the discretion of the Distributor, all registered broker/dealers whose aggregate sales of the Classes exceed certain limits, as set by the Distributor, may receive from the Distributor an additional payment of up to 0.25% of the dollar amount of such sales. The Distributor may also provide additional promotional incentives or payments to dealers that sell shares of the Delaware Group of funds. In some instances, these incentives or payments may be offered only to certain dealers who maintain, have sold or may sell certain amounts of shares.

         Subject to pending amendments to the NASD's Rules of Fair Practice, in connection with the promotion of Delaware Group fund shares, the Distributor may, from time to time, pay to participate in dealer-sponsored seminars and conferences, reimburse dealers for expenses incurred in connection with preapproved seminars, conferences and advertising and may, from time to time, pay or allow additional promotional incentives to dealers, which shall include non-cash concessions, such as certain luxury merchandise or a trip to or attendance at a business or investment seminar at a luxury resort, as part of preapproved sales contests. Payment of non-cash compensation to dealers is currently under review by the NASD and the Securities and Exchange Commission. It is likely that the NASD's Rules of Fair Practice will be amended such that the ability of the Distributor to pay non-cash compensation as described above will be restricted in some fashion. The Distributor intends to comply with the NASD's Rules of Fair Practice as they may be amended.

Institutional Classes
         In addition to offering the Class A, Class B and Class C Shares of each Fund, Adviser Funds, Inc. also offers an Institutional Class for each Fund (formerly referred to as Class D Shares), which is described in a separate prospectus and is available for purchase only by certain investors. Institutional Class shares generally are distributed directly by the Distributor and do not have a front-end sales charge, a CDSC or a Limited CDSC, and are not subject to 12b-1 plan distribution expenses. To obtain the prospectus that describes the Institutional Classes, contact the Distributor by writing to the address or by calling the telephone number listed on the back cover of this Prospectus.

HOW TO BUY SHARES

Purchase Amounts
         Generally, the minimum initial purchase is $1,000 for Class A Shares, Class B Shares and Class C Shares. Subsequent purchases of shares of any Class generally must be $100 or more. For purchases under a Uniform Gifts to Minors Act or Uniform Transfers to Minors Act or through an Automatic Investing Plan, there is a minimum initial purchase of $250 and a minimum subsequent purchase of $25. Minimum purchase requirements do not apply to retirement plans other than IRAs, for which there is a minimum initial purchase of $250, and a minimum subsequent purchase of $25, regardless of which Class is selected.

         There is a maximum purchase limitation of $250,000 on each purchase of Class B Shares. For Class C Shares, each purchase must be in an amount that is less than $1,000,000. An investor may exceed these maximum purchase limitations by making cumulative purchases over a period of time. In doing so, an investor should keep in mind that reduced front-end sales charges are available on investments of $100,000 or more in Class A Shares, and that Class A Shares (i) are subject to lower annual 12b-1 Plan expenses than Class B Shares and Class C Shares and (ii) generally are not subject to a CDSC. For retirement plans, the maximum purchase limitations apply only to the initial purchase of Class B Shares or Class C Shares by the plan.

Investing through Your Investment Dealer
         You can make a purchase of shares of the Funds through most investment dealers who, as part of the service they provide, must transmit orders promptly. They may charge for this service. If you want a dealer but do not have one, the Delaware Group can refer you to one.

Investing by Mail
1. Initial Purchases--An Investment Application or, in the case of a retirement account, an appropriate retirement plan application, must be completed, signed and sent with a check, payable to the specific Fund and Class selected to Delaware Group at 1818 Market Street, Philadelphia, PA 19103.

2. Subsequent Purchases--Additional purchases may be made at any time by mailing a check payable to the specific Fund and Class selected. Your check should be identified with your name(s) and account number. An investment slip (similar to a deposit slip) is provided at the bottom of transaction confirmations and dividend statements that you will receive from Adviser Funds, Inc. Use of this investment slip can help expedite processing of your check when making additional purchases. Your investment may be delayed if you send additional purchases by certified mail.

Investing by Wire
         You may purchase shares by requesting your bank to transmit funds by wire to CoreStates Bank, N.A., ABA #031000011, account number 1412893401 (include your name(s) and your account number for the Class in which you are investing).

1. Initial Purchases--Before you invest, telephone the Shareholder Service Center to get an account number. If you do not call first, processing of your investment may be delayed. In addition, you must promptly send your Investment Application or, in the case of a retirement account, an appropriate retirement plan application, to the specific Fund and Class selected, to Delaware Group at 1818 Market Street, Philadelphia, PA 19103.

2. Subsequent Purchases--You may make additional investments anytime by wiring funds to CoreStates Bank, N.A., as described above. You should advise the Shareholder Service Center by telephone of each wire you send.

         If you want to wire investments to a retirement plan account, call the Shareholder Service Center for special wiring instructions.

Investing by Exchange
         If you have an investment in another mutual fund in the Delaware Group, you may write and authorize an exchange of part or all of your investment into shares of a Fund. If you wish to open an account by exchange, call the Shareholder Service Center for more information. All exchanges are subject to the eligibility and minimum purchase requirements set forth in each fund's prospectus. See Redemption and Exchange for more complete information concerning your exchange privilege.

         Holders of Class A Shares of a Fund may exchange all or part of their shares for certain of the shares of other funds in the Delaware Group, including other Class A Shares, but may not exchange their Class A Shares for Class B Shares or Class C Shares of the Fund or of any other fund in the Delaware Group. Holders of Class B Shares of a Fund are permitted to exchange all or part of their Class B Shares only into Class B Shares of other Delaware Group funds. Similarly, holders of Class C Shares of a Fund are permitted to exchange all or part of their Class C Shares only into Class C Shares of other Delaware Group funds. See Appendix B--Classes Offered for a list of Delaware Group funds and the classes they offer. Class B Shares of a Fund and Class C Shares of a Fund acquired by exchange will continue to carry the CDSC and, in the case of Class B Shares, the automatic conversion schedule of the fund from which the exchange is made. The holding period of Class B Shares of a Fund acquired by exchange will be added to that of the shares that were exchanged for purposes of determining the time of the automatic conversion into Class A Shares of that Fund.

         Permissible exchanges into Class A Shares of a Fund will be made without a front-end sales charge, except for exchanges of shares that were not previously subject to a front-end sales charge (unless such shares were acquired through the reinvestment of dividends). Permissible exchanges into Class B Shares or Class C Shares of a Fund will be made without the imposition of a CDSC by the fund from which the exchange is being made at the time of the exchange.

         See Allied Plans under Retirement Planning for information on exchanges by participants in an Allied Plan.

Additional Methods of Adding to Your Investment
         Call the Shareholder Service Center for more information if you wish to use the following services:

1.      Automatic Investing Plan
        The Automatic Investing Plan enables you to make regular monthly investments without writing or mailing checks. You may authorize Adviser Funds, Inc. to transfer a designated amount monthly from your checking account to your Fund account. Many shareholders use this as an automatic savings plan. Shareholders should allow a reasonable amount of time for initial purchases and changes to these plans to become effective.

        This option is not available to participants in the following plans:
SAR/SEP, SEP/IRA, Profit Sharing and Money Purchase Pension Plans, 401(k) Defined Contribution Plans, 403(b)(7) Deferred Compensation Plans or 457 Deferred Compensation Plans.

2.      Direct Deposit
        You may have your employer or bank make regular investments directly to your account for you (for example: payroll deduction, pay by phone, annuity payments). Each Fund also accepts preauthorized recurring government and private payments by Electronic Fund Transfer, which avoids mail time and check clearing holds on payments such as social security, federal salaries, Railroad Retirement benefits, etc.

                                      * * *

         Should investments through an automatic investing plan or by direct deposit be reclaimed or returned for some reason, Adviser Funds, Inc. has the right to liquidate your shares to reimburse the government or transmitting bank. If there are insufficient funds in your account, you are obligated to reimburse the Fund.

3.       Wealth Builder Option
         You can use our Wealth Builder Option to invest in a Fund through regular liquidations of shares in your accounts in other funds in the Delaware Group. You may also elect to invest in other mutual funds in the Delaware Group through the Wealth Builder Option through regular liquidations of shares in your Fund account.

         Under this automatic exchange program, you can authorize regular monthly amounts (minimum of $100 per fund) to be liquidated from your account in one or more funds in the Delaware Group and invested automatically into any other account in a Delaware Group mutual fund that you may specify. If in connection with the election of the Wealth Builder Option, you wish to open a new account to receive the automatic investment, such new account must meet the minimum initial purchase requirements described in the prospectus of the fund that you select. All investments under this option are exchanges and are therefore subject to the same conditions and limitations as other exchanges noted above. You can terminate your participation in Wealth Builder at any time by giving written notice to the fund from which the exchanges are made. See Redemption and Exchange.

         This option is not available to participants in the following plans:
SAR/SEP, SEP/IRA, Profit Sharing and Money Purchase Pension Plans, 401(k) Defined Contribution Plans, 403(b)(7) Deferred Compensation Plans or 457 Deferred Compensation Plans.

4.       Dividend Reinvestment Plan
         You can elect to have your distributions (capital gains and/or dividend income) paid to you by check or reinvested in your account. Or, you may invest your distributions in certain other funds in the Delaware Group, subject to the exceptions noted below as well as the eligibility and minimum purchase requirements set forth in each fund's prospectus.

         Reinvestments of distributions into Class A Shares of a Fund or of other Delaware Group funds are made without a front-end sales charge. Reinvestments of distributions into Class B Shares of a Fund or of other Delaware Group funds or into Class C Shares of a Fund or of other Delaware Group funds are also made without any sales charge and will not be subject to a CDSC if later redeemed. See Automatic Conversion of Class B Shares under Classes of Shares for information concerning the automatic conversion of Class B Shares acquired by reinvesting dividends.

         Holders of Class A Shares of a Fund may not reinvest their distributions into Class B Shares or Class C Shares of any fund in the Delaware Group, including the Funds. Holders of Class B Shares of a Fund may reinvest their distributions only into Class B Shares of the funds in the Delaware Group which offer that class of shares. Similarly, holders of Class C Shares of a Fund may reinvest their distributions only into Class C Shares of the funds in the Delaware Group which offer that class of shares. See Appendix B--Classes Offered for a list of the funds offering those classes of shares. For more information about reinvestments, call the Shareholder Service Center.

         Distributions for capital gains and/or dividends for participants in the following retirement plans are automatically reinvested into the same Delaware Group fund: SAR/SEP, SEP/IRA, Profit Sharing, Money Purchase Pension, 401(k), 403(b)(7), or 457 Plans.

Delaware Group Asset Planner
         To invest in Delaware Group funds using the Delaware Group Asset Planner asset allocation service, you should complete a Delaware Group Asset Planner Account Registration Form, which is available only from a financial adviser or investment dealer. As previously described under The Delaware Difference, the Delaware Group Asset Planner service offers a choice of four predesigned asset allocation strategies (each with a different risk/reward profile) in predetermined percentages in Delaware Group funds. Or, with the help of a financial adviser, you may design a customized asset allocation strategy.

         The sales charge on an investment through the Asset Planner service is determined by the individual sales charges of the underlying funds and their percentage allocation in the selected Strategy. Exchanges from existing Delaware Group accounts into the Asset Planner service may be made at net asset value under the circumstances described under Investing by Exchange, above. The minimum initial investment per Strategy is $2,000; subsequent investments must be at least $100. Individual fund minimums do not apply to investments made using the Asset Planner service. Class A, Class B and Class C Shares are available through the Asset Planner service. Generally, only shares within the same class may be used within the same Strategy. However, Class A Shares of a Fund and of other funds in the Delaware Group may be used in the same Strategy with consultant class shares that are offered by certain other Delaware Group funds. See Appendix B--Classes Offered for the funds in the Delaware Group that offer consultant class shares.

         An annual maintenance fee, currently $35 per Strategy, is typically due at the time of initial investment and by September 30th of each subsequent year. The fee, payable to Delaware Service Company, Inc. to defray extra costs associated with administering the Asset Planner service, will be deducted automatically from one of the funds within your Asset Planner account if not paid by September 30th. However, effective November 1, 1996, the annual fee is waived until further notice. Investors who utilize the Asset Planner for an IRA will continue to pay an annual IRA fee of $15 per Social Security number. See Part B.

         Investors will receive a customized quarterly Strategy Report summarizing all Delaware Group Asset Planner investment performance and account activity during the prior period. Confirmation statements will be sent following all transactions other than those involving a reinvestment of distributions.

         Certain shareholder services are not available to investors using the Asset Planner service, due to its special design. These include Delaphone, Checkwriting, Wealth Builder Option and Letter of Intention. Systematic Withdrawal Plans are available after the account has been open for two years.

Purchase Price and Effective Date
         The offering price and net asset value of the Class A, Class B and Class C Shares are determined as of the close of regular trading on the New York Stock Exchange (ordinarily, 4 p.m., Eastern time) on days when the Exchange is open.

         The effective date of a purchase made through an investment dealer is the date the order is received by a Fund. The effective date of a direct purchase is the day your wire, electronic transfer or check is received, unless it is received after the time the offering price or net asset value of shares is determined, as noted above. Purchase orders received after such time will be effective the next business day.

The Conditions of Your Purchase
         Each Fund reserves the right to reject any purchase order. If a purchase is canceled because your check is returned unpaid, you are responsible for any loss incurred. A Fund can redeem shares from your account(s) to reimburse itself for any loss, and you may be restricted from making future purchases in any of the funds in the Delaware Group. Each Fund reserves the right to reject purchase orders paid by third-party checks or checks that are not drawn on a domestic branch of a United States financial institution. If a check drawn on a foreign financial institution is accepted, you may be subject to additional bank charges for clearance and currency conversion.

         Each Fund also reserves the right, following shareholder notification, to charge a service fee on non-retirement accounts that, as a result of a redemption, have remained below the minimum stated account balance for a period of three or more consecutive months. Holders of such accounts may be notified of their insufficient account balance and advised that they have until the end of the current calendar quarter to raise their balance to the stated minimum. If the account has not reached the minimum balance requirement by that time, the Fund will charge a $9 fee for that quarter and each subsequent calendar quarter until the account is brought up to the minimum balance. The service fee will be deducted from the account during the first week of each calendar quarter for the previous quarter, and will be used to help defray the cost of maintaining low-balance accounts. No fees will be charged without proper notice, and no CDSC will apply to such assessments.

         Each Fund also reserves the right, upon 60 days' written notice, to involuntarily redeem accounts that remain under the minimum initial purchase amount as a result of redemptions. An investor making the minimum initial investment may be subject to involuntary redemption without the imposition of a CDSC or Limited CDSC if he or she redeems any portion of his or her account.

REDEMPTION AND EXCHANGE

         You can redeem or exchange your shares in a number of different ways. The exchange service is useful if your investment requirements change and you want an easy way to invest in other equity funds, tax-advantaged funds, bond funds or money market funds. This service is also useful if you are anticipating a major expenditure and want to move a portion of your investment into a fund that has the checkwriting feature. Exchanges are subject to the requirements of each fund and all exchanges of shares constitute taxable events. See Taxes. Further, in order for an exchange to be processed, shares of the fund being acquired must be registered in the state where the acquiring shareholder resides. You may want to consult your financial adviser or investment dealer to discuss which funds in the Delaware Group will best meet your changing objectives, and the consequences of any exchange transaction. You may also call the Delaware Group directly for fund information.

         All exchanges involve a purchase of shares of the fund into which the exchange is made. As with any purchase, an investor should obtain and carefully read that fund's prospectus before buying shares in an exchange. The prospectus contains more complete information about the fund, including charges and expenses.

         Your shares will be redeemed or exchanged at a price based on the net asset value next determined after a Fund receives your request in good order, subject, in the case of a redemption, to any applicable CDSC or Limited CDSC. For example, redemption or exchange requests received in good order after the time the offering price and net asset value of shares are determined will be processed on the next business day. See Purchase Price and Effective Date under How to Buy Shares. A shareholder submitting a redemption request may indicate that he or she wishes to receive redemption proceeds of a specific dollar amount. In the case of such a request, and in the case of certain redemptions from retirement plan accounts, a Fund will redeem the number of shares necessary to deduct the applicable CDSC in the case of Class B and Class C Shares, and, if applicable, the Limited CDSC in the case of Class A Shares and tender to the shareholder the requested amount, assuming the shareholder holds enough shares in his or her account for the redemption to be processed in this manner. Otherwise, the amount tendered to the shareholder upon redemption will be reduced by the amount of the applicable CDSC or Limited CDSC. Redemption proceeds will be distributed promptly, as described below, but not later than seven days after receipt of a redemption request.

         Except as noted below, for a redemption request to be in "good order," you must provide your account number, account registration, and the total number of shares or dollar amount of the transaction. For exchange requests, you must also provide the name of the fund you want to receive the proceeds. Exchange instructions and redemption requests must be signed by the record owner(s) exactly as the shares are registered. You may request a redemption or an exchange by calling the Shareholder Service Center at 800-523-1918. Each Fund may suspend, terminate, or amend the terms of the exchange privilege upon 60 days' written notice to shareholders.

         Each Fund will process written and telephone redemption requests to the extent that the purchase orders for the shares being redeemed have already settled. Each Fund will honor redemption requests as to shares for which a check was tendered as payment, but a Fund will not mail or wire the proceeds until it is reasonably satisfied that the purchase check has cleared, which may take up to 15 days from the purchase date. You can avoid this potential delay if you purchase shares by wiring Federal Funds. Each Fund reserves the right to reject a written or telephone redemption request or delay payment of redemption proceeds if there has been a recent change to the shareholder's address of record.

         There is no front-end sales charge or fee for exchanges made between shares of funds which both carry a front-end sales charge. Any applicable front-end sales charge will apply to exchanges from shares of funds not subject to a front-end sales charge, except for exchanges involving assets that were previously invested in a fund with a front-end sales charge and/or exchanges involving the reinvestment of dividends.

         Holders of Class B Shares or Class C Shares that exchange their shares ("Original Shares") for shares of other funds in the Delaware Group (in each case, "New Shares") in a permitted exchange, will not be subject to a CDSC that might otherwise be due upon redemption of the Original Shares. However, such shareholders will continue to be subject to the CDSC and, in the case of Class B Shares, the automatic conversion schedule of the Original Shares as described in this Prospectus and any CDSC assessed upon redemption will be charged by the fund from which the Original Shares were exchanged. In an exchange of Class B Shares from a Fund, the Fund's CDSC schedule may be higher than the CDSC schedule relating to the New Shares acquired as a result of the exchange. For purposes of computing the CDSC that may be payable upon a disposition of the New Shares, the period of time that an investor held the Original Shares is added to the period of time that an investor held the New Shares. With respect to Class B Shares, the automatic conversion schedule of the Original Shares may be longer than that of the New Shares. Consequently, an investment in New Shares by exchange may subject an investor to the higher 12b-1 fees applicable to Class B Shares of a Fund for a longer period of time than if the investment in New Shares were made directly. See Restructuring of the Funds under Management of the Funds for the CDSC schedule and the conversion feature applicable to Class B Shares purchased on or before May 3, 1996.

         Various redemption and exchange methods are outlined below. Except for the CDSC applicable to certain redemptions of Class B and Class C Shares and the Limited CDSC applicable to certain redemptions of Class A Shares purchased at net asset value, there is no fee charged by the Fund or the Distributor for redeeming or exchanging your shares, but such fees could be charged in the future. You may have your investment dealer arrange to have your shares redeemed or exchanged. Your investment dealer may charge for this service.

         All authorizations given by shareholders, including selection of any of the features described below, shall continue in effect until such time as a written revocation or modification has been received by a Fund or its agent.

Written Redemption
         You can write to each Fund at 1818 Market Street, Philadelphia, PA 19103 to redeem some or all of your shares. The request must be signed by all owners of the account or your investment dealer of record. For redemptions of more than $50,000, or when the proceeds are not sent to the shareholder(s) at the address of record, the Funds require a signature by all owners of the account and a signature guarantee for each owner. Each signature guarantee must be supplied by an eligible guarantor institution. Each Fund reserves the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness. The Funds may require further documentation from corporations, executors, retirement plans, administrators, trustees or guardians.

         Payment is normally mailed the next business day after receipt of your redemption request. If your Class A Shares are in certificate form, the certificate must accompany your request and also be in good order. Certificates are issued for Class A Shares only if a shareholder submits a specific request. Certificates are not issued for Class B Shares or Class C Shares.

Written Exchange
         You may also write to each Fund (at 1818 Market Street, Philadelphia, PA 19103) to request an exchange of any or all of your shares into another mutual fund in the Delaware Group, subject to the same conditions and limitations as other exchanges noted above.

Telephone Redemption and Exchange
         To get the added convenience of the telephone redemption and exchange methods, you must have the Transfer Agent hold your shares (without charge) for you. If you choose to have your Class A Shares in certificate form, you may redeem or exchange only by written request and you must return your certificates.

         The Telephone Redemption - Check to Your Address of Record service and the Telephone Exchange service, both of which are described below, are automatically provided unless you notify the Fund in which you have your account in writing that you do not wish to have such services available with respect to your account. Each Fund reserves the right to modify, terminate or suspend these procedures upon 60 days' written notice to shareholders. It may be difficult to reach the Funds by telephone during periods when market or economic conditions lead to an unusually large volume of telephone requests.

         Neither the Funds nor their Transfer Agent is responsible for any shareholder loss incurred in acting upon written or telephone instructions for redemption or exchange of Fund shares which are reasonably believed to be genuine. With respect to such telephone transactions, each Fund will follow reasonable procedures to confirm that instructions communicated by telephone are genuine (including verification of a form of personal identification) as, if it does not, such Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent transactions. Instructions received by telephone are generally tape recorded, and a written confirmation will be provided for all purchase, exchange and redemption transactions initiated by telephone. By exchanging shares by telephone, you are acknowledging prior receipt of a prospectus for the fund into which your shares are being exchanged.

Telephone Redemption--Check to Your Address of Record
         The Telephone Redemption feature is a quick and easy method to redeem shares. You or your investment dealer of record can have redemption proceeds of $50,000 or less mailed to you at your address of record. Checks will be payable to the shareholder(s) of record. Payment is normally mailed the next business day after receipt of the redemption request. This service is only available to individual, joint and individual fiduciary-type accounts.

Telephone Redemption--Proceeds to Your Bank
         Redemption proceeds of $1,000 or more can be transferred to your predesignated bank account by wire or by check. You should authorize this service when you open your account. If you change your predesignated bank account, you must complete an Authorization Form and have your signature guaranteed. For your protection, your authorization must be on file. If you request a wire, your funds will normally be sent the next business day. CoreStates Bank, N.A.'s fee (currently $7.50) will be deducted from your redemption. If you ask for a check, it will normally be mailed the next business day after receipt of your redemption request to your predesignated bank account. There are no separate fees for this redemption method, but the mail time may delay getting funds into your bank account. Simply call the Shareholder Service Center prior to the time the offering price and net asset value are determined, as noted above.

Telephone Exchange
         The Telephone Exchange feature is a convenient and efficient way to adjust your investment holdings as your liquidity requirements and investment objectives change. You or your investment dealer of record can exchange your shares into other funds in the Delaware Group under the same registration, subject to the same conditions and limitations as other exchanges noted above. As with the written exchange service, telephone exchanges are subject to the requirements of each fund, as described above. Telephone exchanges may be subject to limitations as to amounts or frequency.

Systematic Withdrawal Plans
1.       Regular Plans
         This plan provides shareholders with a consistent monthly (or quarterly) payment. This is particularly useful to shareholders living on fixed incomes, since it can provide them with a stable supplemental amount. With accounts of at least $5,000, you may elect monthly withdrawals of $25 (quarterly $75) or more. The Funds do not recommend any particular monthly amount, as each shareholder's situation and needs vary. Payments are normally made by check. In the alternative, you may elect to have your payments transferred from your Fund account to your predesignated bank account through the MoneyLine Direct Deposit Service. Your funds will normally be credited to your bank account two business days after the payment date. There are no separate fees for this redemption method. See MoneyLine Direct Deposit Service under The Delaware Difference for more information about this service.

2.       Retirement Plans
         For shareholders eligible under the applicable retirement plan to receive benefits in periodic payments, the Systematic Withdrawal Plan provides you with maximum flexibility. A number of formulas are available for calculating your withdrawals depending upon whether the distributions are required or optional. Withdrawals must be for $25 or more; however, no minimum account balance is required. The MoneyLine Direct Deposit Service is not available for certain retirement plans.

                                      * * *

         Shareholders should not purchase additional shares while participating in a Systematic Withdrawal Plan.

         Redemptions of Class A Shares via a Systematic Withdrawal Plan may be subject to a Limited CDSC if the original purchase was made at net asset value within the 12 months prior to the withdrawal and a dealer's commission was paid on that purchase. See Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value, below.

         The applicable CDSC for Class B Shares and Class C Shares redeemed via a Systematic Withdrawal Plan will be waived if, on the date that the Plan is established, the annual amount selected to be withdrawn is less than 12% of the account balance. If the annual amount selected to be withdrawn exceeds 12% of the account balance on the date that the Systematic Withdrawal Plan is established, all redemptions under the Plan will be subject to the applicable CDSC. Whether a waiver of the CDSC is available or not, the first shares to be redeemed for each Systematic Withdrawal Plan payment will be those not subject to a CDSC because they have either satisfied the required holding period or were acquired through the reinvestment of distributions. The 12% annual limit will be reset on the date that any Systematic Withdrawal Plan is modified (for example, a change in the amount selected to be withdrawn or the frequency or date of withdrawals), based on the balance in the account on that date. See Waiver of Contingent Deferred Sales Charge - Class B and Class C Shares, below.

         For more information on Systematic Withdrawal Plans, call the Shareholder Service Center.

Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value
         A Limited CDSC will be imposed on certain redemptions of Class A Shares (or shares into which such Class A Shares are exchanged) made within 12 months of purchase, if such purchases were made at net asset value and triggered the payment by the Distributor of the dealer's commission previously described. See Classes of Shares.

         The Limited CDSC will be paid to the Distributor and will be equal to the lesser of 1% of: (1) the net asset value at the time of purchase of the Class A Shares being redeemed; or (2) the net asset value of such Class A Shares at the time of redemption. For purposes of this formula, the "net asset value at the time of purchase" will be the net asset value at purchase of the Class A Shares even if those shares are later exchanged for shares of another Delaware Group fund and, in the event of an exchange of Class A Shares, the "net asset value of such shares at the time of redemption" will be the net asset value of the shares acquired in the exchange.

         Redemptions of such Class A Shares held for more than 12 months will not be subjected to the Limited CDSC and an exchange of such Class A Shares into another Delaware Group fund will not trigger the imposition of the Limited CDSC at the time of such exchange. The period a shareholder owns shares into which Class A Shares are exchanged will count towards satisfying the 12-month holding period. The Limited CDSC is assessed if such 12-month period is not satisfied irrespective of whether the redemption triggering its payment is of the Class A Shares of a Fund or the Class A Shares acquired in the exchange.

         In determining whether a Limited CDSC is payable, it will be assumed that shares not subject to the Limited CDSC are the first redeemed followed by other shares held for the longest period of time. The Limited CDSC will not be imposed upon shares representing reinvested dividends or capital gains distributions, or upon amounts representing share appreciation. All investments made during a calendar month, regardless of what day of the month the investment occurred, will age one month on the last day of that month and each subsequent month.

Waiver of Limited Contingent Deferred Sales Charge - Class A Shares
         The Limited CDSC for Class A Shares on which a dealer's commission has been paid will be waived in the following instances: (i) redemptions that result from a Fund's right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than the then-effective minimum account size; (ii) distributions to participants from a retirement plan qualified under section 401(a) or 401(k) of the Internal Revenue Code of 1986, as amended (the "Code"), or due to death of a participant in such a plan; (iii) redemptions pursuant to the direction of a participant or beneficiary of a retirement plan qualified under section 401(a) or 401(k) of the Code with respect to that retirement plan; (iv) distributions from a section 403(b)(7) Plan or an IRA due to death, disability, or attainment of age 59 1/2; (v) returns of excess contributions to an IRA; (vi) distributions by other employee benefit plans to pay benefits; (vii) distributions described in (ii), (iv), and
(vi) above pursuant to a Systematic Withdrawal Plan; and (viii) redemptions by the classes of shareholders who are permitted to purchase shares at net asset value, regardless of the size of the purchase (see Buying Class A Shares at Net Asset Value under Classes of Shares).

Waiver of Contingent Deferred Sales Charge - Class B and Class C Shares
         The CDSC is waived on certain redemptions of Class B Shares in connection with the following redemptions: (i) redemptions that result from a Fund's right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than the then-effective minimum account size; (ii) returns of excess contributions to an IRA or 403(b)(7) Deferred Compensation Plan; (iii) required minimum distributions from an IRA, 403(b)(7) Deferred Compensation Plan or 457 Deferred Compensation Plan; and (iv) distributions from an account if the redemption results from the death of all registered owners of the account (in the case of accounts established under the Uniform Gifts to Minors or Uniform Transfers to Minors Acts or trust accounts, the waiver applies upon the death of all beneficial owners) or a total and permanent disability (as defined in Section 72 of the Code) of all registered owners occurring after the purchase of the shares being redeemed.

         The CDSC on Class C Shares is waived in connection with the following redemptions: (i) redemptions that result from a Fund's right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than the then-effective minimum account size; (ii) returns of excess contributions to an IRA, 403(b)(7) Deferred Compensation Plan, Profit Sharing Plan, Money Purchase Pension Plan or 401(k) Defined Contribution Plan;
(iii) required minimum distributions from an IRA, 403(b)(7) Deferred Compensation Plan, 457 Deferred Compensation Plan, Profit Sharing Plan, Money Purchase Pension Plan or 401(k) Defined Contribution Plan; (iv) distributions from a 403(b)(7) Deferred Compensation Plan, 457 Deferred Compensation Plan, Profit Sharing Plan, or 401(k) Defined Contribution Plan, under hardship provisions of the plan; (v) distributions from a 403(b)(7) Deferred Compensation Plan, 457 Deferred Compensation Plan, Profit Sharing Plan, Money Purchase Pension Plan or a 401(k) Defined Contribution Plan upon attainment of normal retirement age under the plan or upon separation from service; (vi) distributions from an IRA on or after attainment of age 59 1/2; and (vii) distributions from an account if the redemption results from the death of all registered owners of the account (in the case of accounts established under the Uniform Gifts to Minors or Uniform Transfers to Minors Acts or trust accounts, the waiver applies upon the death of all beneficial owners) or a total and permanent disability (as defined in Section 72 of the Code) of all registered owners occurring after the purchase of the shares being redeemed.

         In addition, the CDSC will be waived on Class B and Class C Shares redeemed in accordance with a Systematic Withdrawal Plan if the annual amount selected to be withdrawn under the Plan does not exceed 12% of the value of the account on the date that the Systematic Withdrawal Plan was established or modified.

DIVIDENDS, DISTRIBUTIONS AND TAXES

         The tax discussion set forth below is included for general information only. Investors should consult their own tax advisers concerning the federal, state, local or foreign tax consequences of an investment in a Fund.

         The Fixed-Income Funds accrue dividends from net investment income and usually distribute such accrued dividends to shareholders monthly. The Equity Funds declare dividends from net investment income and usually distribute such accrued dividends to shareholders at least annually. All capital gains, if any, are distributed annually, usually in December. When a capital gain dividend is declared, the net asset value per share is reduced by the amount of the dividend. Investors considering buying shares of one of the Funds just prior to a record date for a taxable dividend or capital gain distribution should be aware that, regardless of whether the price of the Fund shares to be purchased reflects the amount of the forthcoming dividend or distribution payment, any such payment will be a taxable dividend or distribution payment.

         Both dividends and distributions, if any, are automatically reinvested in your account at net asset value unless you elect otherwise. Any check in payment of dividends or other distributions which cannot be delivered by the United States Post Office or which remains uncashed for a period of more than one year may be reinvested in the shareholder's account at the then-current net asset value, and the dividend option may be changed from cash to reinvest. If you elect to take your dividends and distributions in cash and such dividends and distributions are in an amount of $25 or more, you may choose the MoneyLine Direct Deposit Service and have such payments transferred from your Fund account to your predesignated bank account. The MoneyLine Direct Deposit Service is not available to certain retirement plans. See MoneyLine Direct Deposit Service under The Delaware Difference for more information about this service.

         Each Fund has qualified and intends to continue to qualify as a "regulated investment company" under the Code. In any fiscal year in which each Fund so qualifies and distributes to shareholders its net investment income and net realized capital gains, each Fund will be relieved of federal income tax. It is each Fund's policy to distribute to the shareholders all of its net investment income and capital gains realized during each fiscal year.

         Under current law for each of the Funds, dividends paid from net investment income and distributions of net realized short-term capital gains are taxable to shareholders who are subject to income taxes as ordinary income, regardless of how long shareholders have held their Fund shares or whether such dividends and distributions are received in cash or reinvested in additional Fund shares. Distributions of net realized long-term capital gains will be taxable to shareholders as long-term capital gains, regardless of how long shareholders have held Fund shares and whether such distributions are received in cash or are reinvested in additional Fund shares. The per share dividends and distributions on Class A Shares will be higher than the per share dividends and distributions on Class B and Class C Shares as a result of lower distribution fees applicable to Class A Shares. Furthermore, as a general rule, a shareholder's gain or loss on a sale or redemption of Fund shares will be a long-term capital gain or loss if the shareholder has held the shares for more than one year and will be a short-term capital gain or loss if the shareholder has held the shares for one year or less. Some of the Funds' dividends declared from net investment income may qualify for the federal dividends-received deduction for corporations. The investor will be notified each year as to the amount and federal tax status of all dividends and capital gains paid during the prior year. Such dividends and capital gains may also be subject to state or local taxes. For the fiscal year ended October 31, 1996, 23% and 13% of the dividends from net investment income of, respectively, World Growth Fund and New Pacific Fund were eligible for the dividends-received deduction to corporations.

         A portion of each Fund's income, including income from repurchase agreements and gains from options and futures transactions may be taxable to shareholders as ordinary income. Long-term capital gains from options and futures transactions may be taxable to shareholders as ordinary income. Long-term capital gains distributions, if any, are taxable as long term capital gains, regardless of the length of time a shareholder has owned shares. Short-term capital gains and other taxable income distributions are taxable as ordinary income.

         Although dividends generally will be treated as distributed when paid, dividends which are declared in October, November or December to shareholders of record on a specified date in one of those months, but which, for operational reasons, may not be paid to the shareholder until the following January, will be treated for tax purposes as if paid by a Fund and received by the shareholder on December 31 of the year declared.

         If an investor has not furnished a certified correct taxpayer identification number (generally a Social Security number) and has not certified that withholding does not apply, or if the Internal Revenue Service has notified a Fund that the taxpayer identification number listed on the investor's account is incorrect according to their records or that the investor is subject to backup withholding, federal law generally requires the Fund to withhold 31% from any dividends and/or redemptions (including exchange redemptions). Amounts withheld are applied to the investor's federal tax liability; a refund may be obtained from the Internal Revenue Service if withholding results in overpayment of taxes. Federal law also requires the Funds to withhold 30% or the applicable tax treaty rate from dividends paid to certain nonresident alien, non-U.S. partnership and non-U.S. corporation shareholder accounts.

         The automatic conversion of Class B Shares into Class A Shares at the end of approximately eight years after purchase will be tax-free for federal tax purposes. See Automatic Conversion of Class B Shares under Classes of Shares.

         In addition to federal taxes, shareholders may be subject to state and local taxes on distributions. Distributions of interest income and capital gains realized from certain types of U.S. government securities may be exempt from state personal income taxes. Shares of each Fund are exempt from Pennsylvania county personal property taxes.

         Certain Funds may be required to pay withholding and other taxes imposed by foreign countries in connection with their investments outside the U.S. generally at rates from 10% to 40%, which would reduce these Funds' investment income.

         Certain income received by the World Growth and New Pacific Funds may be subject to foreign taxes. If more than 50% of the value of the Fund's total assets at the close of any taxable year consists of securities of foreign corporations, the Fund may elect to treat any foreign taxes paid by it as paid by its shareholders. If a Fund makes this election, its shareholders will generally be required to include in income their respective pro-rata positions in computing their taxable income or, alternatively, to claim foreign tax credits (subject, in either case, to certain limitations). Each year that a Fund makes such an election, it will report to its shareholders the amount per share of foreign taxes it has elected to have treated as paid by its shareholders.

         See Dividends, Distributions and Taxes in Part B for additional information on tax matters relating to each Fund and its shareholders.

CALCULATION OF OFFERING PRICE AND NET ASSET VALUE PER SHARE

         The net asset value ("NAV") per share is computed by adding the value of all securities and other assets in the portfolio, deducting any liabilities (expenses and fees are accrued daily) and dividing by the number of shares outstanding. Portfolio securities for which market quotations are available are priced at market value. Short-term investments having a maturity of less than 60 days are valued at amortized cost, which approximates market value. All other securities are valued at their fair value as determined in good faith and in a method approved by Adviser Funds, Inc.'s Board of Directors. See Determining Offering Price and Net Asset Value in Part B.

         Class A Shares are purchased at the offering price per share, while Class B Shares and Class C Shares are purchased at the NAV per share. The offering price per share of Class A Shares consists of the NAV per share next computed after the order is received, plus any applicable front-end sales charges.

         The offering price and NAV are computed as of the close of regular trading on the New York Stock Exchange (ordinarily, 4 p.m., Eastern time) on days when the Exchange is open.

         The net asset values of all outstanding shares of each class of a Fund will be computed on a pro-rata basis for each outstanding share based on the proportionate participation in that Fund represented by the value of shares of that class. All income earned and expenses incurred by a Fund will be borne on a pro-rata basis by each outstanding share of a class, based on each class' percentage in that Fund represented by the value of shares of such classes, except that the Institutional Classes will not incur any distribution fees under the 12b-1 Plans and the Class A, Class B and Class C Shares alone will bear the 12b-1 Plan expenses payable under their respective 12b-1 Plans. Due to the specific distribution expenses and other costs that will be allocable to each class, the net asset value of each class of a Fund may vary.

MANAGEMENT OF THE FUNDS

Directors
         The business and affairs of Adviser Funds, Inc. are managed under the direction of its Board of Directors. Part B contains additional information regarding the directors and officers.

Investment Manager
         Delaware Management Company, Inc. (the "Manager") furnishes investment management services to each Fund.

         The Manager and its predecessors have been managing the funds in the Delaware Group since 1938. On October 31, 1996, the Manager and its affiliates within the Delaware Group, including Delaware International Advisers Ltd., were managing in the aggregate more than $30 billion in assets in the various institutional or separately managed (approximately $19,214,690,000) and investment company (approximately $11,539,873,000) accounts.

         The Manager is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc. ("DMH"). In turn, DMH is a wholly owned subsidiary, and subject to the ultimate control, of Lincoln National Corporation ("Lincoln National"). Lincoln National, with headquarters in Fort Wayne, Indiana, is a diversified organization with operations in many aspects of the financial services industry, including insurance and investment management.

         The Manager administers the affairs of and is ultimately responsible for the investment management of each of the Funds under separate Investment Management Agreements with Adviser Funds, Inc. on behalf of each Fund dated May 4, 1996.

         Investment Management Agreements. The Investment Management Agreements were approved by the Board of Directors of Adviser Funds, Inc., including a majority of the Directors who are not "interested persons" of Adviser Funds, Inc., on February 23, 1996 and approved by the respective shareholders of the Funds at a shareholder meeting held on May 3, 1996. See Restructuring of the Funds, below.

         Under the Investment Management Agreements, the Manager receives advisory fees monthly based upon each Fund's average daily net assets at the following annual rates:

                Enterprise Fund           0.80%
                U.S. Growth Fund          0.70%
                World Growth Fund         1.10%
                New Pacific Fund          0.80%
                Federal Bond Fund         0.30%
                Corporate Income Fund     0.30%

         The Manager elected voluntarily to waive that portion, if any, of its investment advisory fees and to reimburse a Fund's expenses to the extent necessary to ensure that a Fund's expenses do not exceed the amounts noted under Summary of Expenses.

         The advisory fees for the Enterprise, World Growth and New Pacific Funds, while higher than the advisory fees paid by other mutual funds in general, are comparable to fees paid by other mutual funds with similar objectives and policies.

         For the fiscal year ended October 31, 1996, the following investment management fees based on a percentage of a Fund's average daily net assets were incurred and reflect the voluntary waiver described above:

                                   Earned      Paid
          Enterprise Fund           0.80%      0.72%
          U.S. Growth Fund          0.70%      0.62%
          World Growth Fund         1.10%      0.34%
          New Pacific Fund          0.95%*     none
          Federal Bond Fund         0.30%      none
          Corporate Income Fund     0.30%      none

* The Board of Directors approved a reduction from 1.10% to 0.80% in the investment advisory fee for New Pacific Fund effective the close of business May 3, 1996.


         The Investment Management Agreements will continue in effect for a period of two years from the date of their execution, and will continue annually thereafter if approved by a vote of a majority of the directors who are not interested persons of Adviser Funds, Inc. or the Manager, at a meeting called for the purpose of voting on such approval. The Investment Management Agreements may be terminated without penalty at any time (1) on 60 days' written notice, by vote of a majority of the Board of Directors of Adviser Funds, Inc., (2) on 60 days' written notice, by vote of a majority of the outstanding voting securities of the Funds, or (3) on 60 days' written notice by the Manager. The Investment Management Agreements terminate automatically in the event of "assignment." The terms "assignment," "majority of outstanding voting securities" and "interested person" are as defined in the 1940 Act.

Investment Sub-Advisers
         Pursuant to a sub-advisory agreement with the Manager (the "Sub-Advisory Agreement" or, collectively, the "Sub-Advisory Agreements"), each Fund's sub-adviser participates in the management of its respective Fund's assets, is responsible for the day-to-day investment management of the Fund, makes investment decisions for the Fund in accordance with the Fund's investment objective and stated policies and places orders on behalf of the Fund to effect the investment decisions made. The Manager continues to have ultimate responsibility for all investment advisory services in connection with the management of the Funds pursuant to the Investment Management Agreement and supervises the sub-advisers' performance of such services.

         The following registered investment advisers act as sub-advisers (the "Sub-Advisers" or individually the "Sub-Adviser") to the Manager with respect to the management of the assets of the Funds as indicated below.

         LIM, Sub-Adviser to the Manager with respect to management of the assets of the Corporate Income Fund and the Federal Bond Fund, 200 East Berry Street, Fort Wayne, Indiana 46802, is an indirect, wholly owned subsidiary of Lincoln National and an affiliate of the Manager. LIM acts as investment adviser to several registered investment companies in addition to those Funds. LIM also provides investment services to Lincoln National and its principal subsidiaries and acts as investment adviser to the other clients. As of

October 31, 1996, LIM had total assets under management in excess of $39 billion. Timothy J. Policinski has had primary responsibility for making investment decisions for Federal Bond Fund and Corporate Income Fund since January 1995. Mr. Policinski currently serves as a Second Vice President and a Portfolio Manager for LIM. Mr. Policinski joined Lincoln in 1978 and has held several investment-related positions including management of annuity and pension assets in excess of $3 billion. He also has experience in short-term investments and cash management. He holds a BS in economics and an MBA from Indiana University. He is also a candidate for CFA designation.

         Lynch & Mayer, Inc., Sub-Adviser to the Manager with respect to management of the assets of the Enterprise Fund and the U.S. Growth Fund, 520 Madison Avenue, New York, New York 10022, is an indirect, wholly owned subsidiary of Lincoln National and an affiliate of the Manager. Lynch & Mayer, Inc. provides investment advice to pension funds, foundations, endowments, trusts and high net worth individuals and families and had assets under management, as of October 31, 1996, in excess of $6.1 billion. Edward J. Petner and Kevin P. Ferguson have had primary responsibility for making investment decisions for Enterprise Fund since the Fund's inception. Philip C. Coburn joined Mr. Petner and Mr. Ferguson in making investment decisions for the Fund on October 31, 1996. Mr. Petner currently serves as President and Co-Chief Executive Officer of Lynch & Mayer, Inc. Before joining Lynch & Mayer, Inc. in 1983, Mr. Petner received a BA from Duquesne University in 1981 and an MBA from the Wharton School in 1983. Mr. Ferguson serves as Senior Vice President for Lynch & Mayer, Inc. Before joining Lynch & Mayer, Inc. in 1992, he was a Senior Financial Analyst for American Express. Mr. Ferguson received a BS from Boston College in 1986 and an MBA from New York University in 1992. Mr. Coburn serves as Vice President for Lynch & Mayer, Inc. Before joining Lynch & Mayer in 1994, he was an Institutional Equity Trader for C. J. Lawrence. Mr. Coburn received a BA from Brown University in 1987 and an MBA from The Wharton School in 1994.

         Anthony A. Segalas has had primary responsibility for making investment decisions for U.S. Growth Fund since Lynch & Mayer, Inc. assumed sub-advisory of the Fund in 1996. Mr. Segalas serves as Senior Vice President for Lynch & Mayer, Inc. Before joining Lynch & Mayer, Inc. in 1984, Mr. Segalas was Assistant Treasurer/Pension Trust for Chase Manhattan Bank, N.A. He received a BS from Boston University in 1980 and an MBA from Fordham University in 1985.

         Walter Scott & Partners Limited, Sub-Adviser to the Manager with respect to management of the assets of the World Growth Fund, Millburn Tower, Gogar, Edinburgh, Scotland EH12 9BS, provides investment advice to pension funds and foundations and had assets under management, as of October 31, 1996, in excess of $3.5 billion. Walter Scott & Partners Limited uses a team of Fund managers to provide the advisory services to World Growth Fund pursuant to the Sub-Advisory Agreement.

         John Govett & Company Limited, Sub-Adviser to the Manager with respect to management of the assets of the New Pacific Fund, Shackleton House, 4 Battlebridge Lane, London, England SE1 2HR, provides investment advice to investment trusts, investment companies, mutual funds and pension funds and had assets under management, as of October 31, 1996, of $5.4 billion. Peter Robson has had primary responsibility for making investment decisions for New Pacific Fund since the Fund's inception. Mr. Robson currently serves as a Senior Portfolio Manager and Director for John Govett & Company Limited and specializes in the management of Far Eastern investments. Before joining John Govett & Company Limited in 1990, Mr. Robson was with BZW Investment Management where he managed UK unit trusts before moving to specialize in Far Eastern Markets. Mr. Robson is a graduate of Oxford University, and was commissioned into the 1st Queen's Dragoon Guards in 1985.

         The sub-advisers receive subadvisory fees from the Manager for their services calculated in accordance with the schedule set forth below. The Funds do not pay any fees to the sub-advisers.

       Fund                      Sub-Adviser                              Annual Fee
      ------                    -------------                            ------------
       U.S. Growth Fund          Lynch & Mayer, Inc.                         0.40%

       World Growth Fund         Walter Scott & Partners Limited             0.80%

       New Pacific Fund          John Govett & Company Limited               0.50%

       Corporate Income Fund     Lincoln Investment Management, Inc.         0.30%

       Federal Bond Fund         Lincoln Investment Management, Inc.         0.30%

       Enterprise Fund           Lynch & Mayer, Inc.                         0.50% on the first
                                                                             $150 million and
                                                                             0.35% on assets over
                                                                             $150 million

Custodian
         The Chase Manhattan Bank serves as Custodian for each of the Funds and, in that capacity, has custody of the Funds' securities. Its mailing address is 4 Chase Metrotech Center, Brooklyn, NY 11245. The Chase Manhattan Bank is not involved in the investment decisions made with respect to the Funds.

Execution of Fund Transactions
         Each Fund uses its best efforts to obtain the best available price and most favorable execution for portfolio transactions. Orders may be placed with brokers or dealers who provide brokerage and research services to the Manager or its advisory clients. These services may be used by the Manager in servicing any of its accounts. Subject to best price and execution, each Fund may consider a broker/dealer's sales of Fund shares in placing portfolio orders and may place orders with broker/dealers that have agreed to defray certain Fund expenses such as custodian fees.

         Affiliates of the Manager, such as Lynch & Mayer, Inc., may act as a broker or futures commission merchant for Adviser Funds, Inc., provided that the commissions, fees or other remuneration it receives are fair and reasonable. See Execution of Fund Transactions in Part B.

Performance Information
         From time to time, each Fund may quote total return performance or yield (if applicable) of its Classes in advertising and other types of literature.

         Total return will be based on a hypothetical $1,000 investment, reflecting the reinvestment of all distributions at net asset value and: (i) in the case of Class A Shares, the impact of the maximum front-end sales charge at the beginning of each specified period; and (ii) in the case of Class B Shares and Class C Shares, the deduction of any applicable CDSC at the end of the relevant period. Each presentation will include the average annual total return for one-, five- and ten-year periods and life-of-fund period, as relevant. Each Fund may also advertise aggregate and average total return information concerning a Class over additional periods of time. In addition, each Fund may present total return information that does not reflect the deduction of the maximum front-end sales charge or any applicable CDSC. In this case, such total return information would be more favorable than total return information which includes deductions of the maximum front-end sales charge or any applicable CDSC.

         The current yield for a Class will be calculated by dividing the annualized net investment income earned by that Class during a recent 30-day period by the net asset value per share on the last day of the period. The yield formula provides for semi-annual compounding which assumes that net investment income is earned and reinvested at a constant rate and annualized at the end of a six-month period.

         Because securities prices fluctuate, investment results of the Classes will fluctuate over time and past performance should not be considered as a representation of future results.

Distribution (12b-1) and Service
         The Distributor, Delaware Distributors, L.P., serves as the national distributor for each Fund under separate Distribution Agreements dated September 25, 1995.

         Adviser Funds, Inc. has adopted a separate distribution plan under Rule 12b-1 for each of the Class A Shares, the Class B Shares and the Class C Shares (the "Plans"). Each Plan permits the Fund to which the Plan relates to pay the Distributor from the assets of the respective Classes a monthly fee for the Distributor's services and expenses in distributing and promoting sales of shares.

         These expenses include, among other things, preparing and distributing advertisements, sales literature, and prospectuses and reports used for sales purposes, compensating sales and marketing personnel, holding special promotions for specified periods of time, and paying distribution and maintenance fees to brokers, dealers and others. In connection with the promotion of shares of the Classes, the Distributor may, from time to time, pay to participate in dealer-sponsored seminars and conferences, and reimburse dealers for expenses incurred in connection with preapproved seminars, conferences and advertising. The Distributor may pay or allow additional promotional incentives to dealers as part of preapproved sales contests and/or to dealers who provide extra training and information concerning a Class and increase sales of the Class. In addition, each Fund may make payments from the 12b-1 Plan fees of its respective Classes directly to others, such as banks, who aid in the distribution of Class shares or provide services in respect of a Class, pursuant to service agreements with Adviser Funds, Inc.

         The 12b-1 Plan expenses relating to each of the Class B Shares and Class C Shares of the Funds are also used to pay the Distributor for advancing the commission costs to dealers with respect to the initial sale of such shares.

         Under the Plans, the aggregate fees paid a Fund from the assets of its respective Classes to the Distributor and others under the Plans may not exceed 0.35% of the Class A Shares' average daily net assets in any year, and 1% (0.25% of which are service fees to be paid by such Fund to the Distributor, dealers and others, for providing personal service and/or maintaining shareholder accounts) of each of the Class B Shares' and the Class C Shares' average daily net assets in any year. The Class A, Class B and Class C Shares will not incur any distribution expenses beyond these limits, which may not be increased without shareholder approval. The Distributor may, however, incur additional expenses and make additional payments to dealers from its own resources to promote the distribution of shares of the Classes.

         Although the maximum fee payable under the Plan relating to each of the Class A Shares is 0.35% of average daily net assets, effective at the close of business on May 3, 1996, the annual fee payable on a monthly basis is equal to 0.30% of average daily net assets.

         While payments pursuant to the Plans may not exceed 0.35% (and currently do not exceed 0.30%) annually with respect to each Fund's Class A Shares, and 1% annually with respect to each Fund's Class B Shares and Class C Shares, the Plans do not limit fees to amounts actually expended by the Distributor. It is therefore possible that the Distributor may realize a profit in any particular year. However, the Distributor currently expects that its distribution expenses will likely equal or exceed payments to it under the Plans. The Distributor may, however, incur such additional expenses and make additional payments to dealers from its own resources to promote the distribution of shares of the Classes. The monthly fees paid to the Distributor under the Plans are subject to the review and approval of Adviser Funds, Inc.'s unaffiliated directors, who may reduce the fees or terminate the Plans at any time.

         Adviser Funds, Inc.'s Plans do not apply to the Institutional Classes of shares. Those shares are not included in calculating the Plans' fees, and the Plans are not used to assist in the distribution and marketing of the Institutional Classes.

         The Transfer Agent, Delaware Service Company, Inc., serves as the shareholder servicing, dividend disbursing and transfer agent for each Fund under separate Agreements dated September 25, 1995. The Transfer Agent also provides accounting services to each Fund pursuant to the terms of a separate Fund Accounting Agreement. The directors annually review service fees paid to the Transfer Agent.

         The Distributor and the Transfer Agent are also indirect, wholly owned subsidiaries of DMH and Lincoln National.

Expenses
         Each Fund is responsible for all of its own expenses other than those borne by the Manager under its Investment Management Agreements and those borne by the Distributor under its Distribution Agreements. For the fiscal year ended October 31, 1996, the ratios of expenses to average daily net assets for each Class were as follows:

                                       Class A Shares           Class B Shares          Class C Shares
                                       --------------           --------------          --------------
         Enterprise Fund                   1.82%                    2.50%                   2.50%
         U.S. Growth Fund                  1.80%                    2.48%                   2.48%
         World Growth Fund                 1.82%                    2.50%                   2.50%
         New Pacific Fund                  1.82%                    2.50%                   2.50%
         Federal Bond Fund                 1.23%                    1.90%                   1.90%
         Corporate Income Fund             1.23%                    1.90%                   1.90%

The expense ratio of each Class reflects the impact of its 12b-1 Plan and the fee waiver and reimbursements. See Summary of Expenses for current fee waivers and reimbursements.

Restructuring of the Funds
         Until April 26, 1996, Adviser Funds, Inc. consisted of nine series of shares (the six current Funds as well as three other funds) and was named the Lincoln Advisor Funds, Inc. ("LAF"). On February 23, 1996, the LAF's Board of Directors approved a restructuring to integrate fully the LAF into the Delaware Group of funds. The restructuring provided, among other things, for the liquidation of three funds, other than the Funds; the appointment of Delaware Management Company, Inc. as the investment manager of each of the Funds; the appointment of the sub-advisers described in this Prospectus; the changes in the names as follows: Lincoln Enterprise Portfolio to Enterprise Fund; Lincoln U.S. Growth Portfolio to U.S. Growth Fund; Lincoln World Growth Portfolio to World Growth Fund; Lincoln New Pacific Portfolio to New Pacific Fund; Lincoln Government Income Portfolio to Federal Bond Fund; and Lincoln Corporate Income Portfolio to Corporate Income Fund; and the change of the LAF to Delaware Group Adviser Funds, Inc. The liquidations were completed on April 26, 1996 and following required shareholder approval of the investment management and sub-advisory arrangements at a meeting of shareholders held on May 3, 1996, the restructuring was consummated.

         In accordance with the restructuring, the front-end sales charges for and 12b-1 Plan distribution fees assessable against Class A Shares and the contingent deferred sales charge schedule for Class B Shares, as well as its feature for conversion to Class A Shares, have been modified to be made consistent with the charges, fees and features that generally apply to all other Delaware Group funds. The charges and fees previously applicable to the Class C Shares have not been changed.

         Beginning May 6, 1996, the charges, fees and features described in this Prospectus have been applied to the respective shares, except for Class B Shares purchased before that date. Class B Shares purchased prior to May 6, 1996 continue to be subject to the following contingent deferred sales charge schedule if redemptions are made during the time periods described: within the first year after purchase (5.0%); within the second year after purchase (4.0%); within the third year after purchase (4.0%) within the fourth year after purchase (3.0%); within the fifth year after purchase (2.0%) within the sixth year after purchase (1.0%); and, thereafter, none. In addition, Class B Shares purchased prior to May 6, 1996 still will convert to Class A Shares after the expiration of approximately six years after purchase. Class B Shares purchased with reinvested dividends, whether effected before or after May 6, 1996, will be aggregated and converted pro-rata with other Class B Shares.

Other Shareholder Matters
         All shares of Adviser Funds, Inc. have equal voting rights and are entitled to one vote per share with proportional voting for fractional shares. As permitted by Maryland law, there will normally be no meetings of shareholders for the purpose of electing directors unless and until such time as fewer than a majority of the directors holding office have been elected by shareholders. At that time, the directors in office will call a shareholders meeting for election of directors. Shareholders have certain rights, including the right to call a meeting upon a vote of 10% of Adviser Funds, Inc.'s outstanding shares for the purpose of voting on the removal of one or more directors or to transact any other business. The shares do not have cumulative voting rights. Accordingly, the holders of a majority of the shares voting for the election of directors can elect all the directors. Shares of Adviser Funds, Inc., when issued, will be fully paid and non-assessable.

         In matters which only affect a particular Fund, the matter shall have been effectively acted upon by a majority vote of that Fund even though: (1) the matter has not been approved by a majority vote of any other Fund; or (2) the matter has not been approved by a majority vote of Adviser Funds, Inc.

         In addition to Class A Shares, Class B Shares and Class C Shares, each Fund also offers an Institutional Class of shares. Shares of each class represent proportionate interests in the assets of the respective Fund and have the same voting and other rights and preferences as the other classes of that Fund, except that shares of the Institutional Classes are not subject to, and may not vote on matters affecting, the 12b-1 Plans relating to the Classes. Similarly, as a general matter, shareholders of Class A Shares, Class B Shares and Class C Shares may vote only on matters affecting the 12b-1 Plan that relates to the class of shares that they hold. However, the Class B Shares may vote on any proposal to increase materially the fees to be paid by a Fund under the 12b-1 Plan relating to the Class A Shares.

         Initial investments into Adviser Funds, Inc. were made by American States Insurance Company ("ASI") and Lincoln National Life Insurance Company ("LNLIC"), both affiliates of the Manager. As of January 31, 1997, ASI held 64.89% of the outstanding shares of Enterprise Fund A Class and 75.91% of the outstanding shares of U.S. Growth Fund A Class, LNLIC held 85.18% of the outstanding shares of World Growth Fund A Class, 82.75% of the outstanding shares of New Pacific Fund A Class, 97.36% of the outstanding shares of Federal Bond Fund A Class and 89.78% of the outstanding shares of Corporate Income Fund A Class. In addition, as of January 31, 1997, LIM held 23.84% of the outstanding shares of World Growth Fund Institutional Class, 10.40% of the outstanding shares of New Pacific Fund Institutional Class and 99.99% of the outstanding shares of Federal Bond Fund Institutional Class. Subject to certain limited exceptions, there are no limitations on the Lincoln National Corporation affiliates' ability to redeem the shares of the Adviser Funds, Inc.
and they may do so at any time.

General Information

Shareholder Services
         Shareholder servicing, reporting and general shareholder services functions for each Fund are performed by Delaware Service Company, Inc., which maintains its offices at 1818 Market Street, Philadelphia, PA 19103.

Independent Accountants
         Adviser Funds, Inc.'s independent accountants are Coopers & Lybrand L.L.P., Eleven Penn Center Plaza, Philadelphia, PA 19103. Coopers & Lybrand L.L.P. conducts an annual audit of each Fund and consults with the Fund and each Fund as to matters of accounting, regulatory filings and federal and state income taxation.

IMPLEMENTATION OF INVESTMENT OBJECTIVES AND POLICIES

         In attempting to achieve their investment objectives and policies, the Funds may employ, among others, one or more of the strategies set forth below.

Convertible Securities
         The Funds may invest in securities that either have warrants or rights attached or are otherwise convertible into other or additional securities. A convertible security is typically a fixed-income security (a bond or preferred stock) that may be converted at a stated price within a specified period of time into a specified number of shares of common stock of the same or a different issuer. Convertible securities are generally senior to common stocks in a corporation's capital structure but are usually subordinated to similar non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from a common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in capital appreciation attendant upon a market price advance in the common stock underlying the convertible security. In general, the market value of a convertible security is at least the higher of its "investment value" (i.e., its value as a fixed-income security) or its "conversion value" (i.e., its value upon conversion into its underlying common stock). While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

U.S. Government Securities
         All of the Funds may invest in securities of the U.S. government. Securities guaranteed by the U.S. government include: (1) direct obligations of the U.S. Treasury (such as Treasury bills, notes and bonds) and (2) federal agency obligations guaranteed as to principal and interest by the U.S. Treasury (such as GNMA certificates and Federal Housing Administration debentures). For these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. government, and thus they are of the highest possible credit quality. Such securities are subject to variations in market value due to fluctuations in interest rates, but if held to maturity are deemed to be free of credit risk for the life of the investment.

         Securities issued by U.S. government instrumentalities and certain federal agencies are neither direct obligations of, nor guaranteed by, the U.S. Treasury. However, they generally involve federal sponsorship in one way or another: some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the U.S. Treasury; some are supported by the discretionary authority of the U.S. Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to, Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks, and Federal Home Loan Banks.

Mortgage-Backed Securities
         The Corporate Income and Federal Bond Funds may invest in various types of mortgage-backed securities. Mortgage-backed securities may be issued by governmental agencies (such as the Government National Mortgage Association ("GNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC")), by the Federal National Mortgage Association ("FNMA"), which is a federally chartered and privately-owned corporation, or by private financial institutions such as commercial banks, savings and loan associations, mortgage bankers and securities broker/dealers (or separate trusts or affiliates of such institutions established to issue these securities).

         Most mortgage-backed securities, including the securities issued by GNMA, FHLMC and FNMA, are so-called "pass-through" securities representing interests in a pool of underlying mortgage loans, on which the regular interest and principal payments (including any prepayments) are passed through to the holder of the securities. Although the mortgage loans in a pool will have stated maturities of up to 30 years, due to both normal principal repayment and prepayments, the average effective maturities of these securities will vary and will tend to be shorter than those of the underlying mortgages. Due to the prepayment feature and the need to reinvest prepayments of principal at current market rates, these securities can be less effective than typical bonds of similar maturities at "locking in" yields during periods of declining interest rates. Like other fixed-income investments, the value of mortgage-related securities will tend to rise when interest rates fall and to fall when interest rates rise. Their value may also change due to changes in the market's perception of the creditworthiness of the entity that issues or guarantees them. For additional information regarding mortgage-backed securities, see Part B.

         U.S. government securities may be acquired by the Funds in the form of separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury. The principal and interest components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently. Obligations of Resolution Funding Corporation are similarly divided into principal and interest components and maintained as such on the book-entry records of the Federal Reserve Banks.

         In addition, the Funds may invest in custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds in connection with programs sponsored by banks and brokerage firms. Such notes and bonds are held in custody by a bank on behalf of the owners of the receipts. These custodial receipts are known by various names, including "Treasury Receipts" ("Trs"), ("TIGRs") and "Certificates of Accrual on Treasury Securities" ("CATS"), and may not be deemed U.S.
government securities.

         The Funds may also invest from time to time in collective investment vehicles, the assets of which consist principally of U.S. government securities or other assets substantially collateralized or supported by such securities, such as government trust certificates.

         The U.S. government securities in which the Funds invest do not, in general, have as high a yield as more speculative securities or securities not supported by the U.S. government or its agencies or instrumentalities. When interest rates increase, the value of debt securities and shares of the Funds can be expected to decline.

Asset-Backed Securities
         The Federal Bond and Corporate Income Funds may purchase asset-backed securities, which represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool of assets similar to one another. Assets generating such payments will consist of motor vehicle installment purchase obligations, credit card receivables, other financial receivables and home equity loans. See Part B.

Repurchase Agreements
         The Funds may enter into repurchase agreements, under which a Fund buys a security (typically a U.S. government security or other money market security) and obtains a simultaneous commitment from the seller to repurchase the security at a specified time and price. The seller must maintain with the Adviser Funds, Inc.'s Custodian collateral equal to at least 100% of the repurchase price including accrued interest, as monitored daily by the Manager and/or sub-adviser. A Fund only will enter into repurchase agreements involving securities in which it could otherwise invest and with banks, brokers or dealers deemed by the Board of Directors to be creditworthy. If the seller under the repurchase agreement defaults, the Fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. If bankruptcy proceedings are commenced with respect to the seller, realization upon the collateral by the Fund may be delayed or limited.

         The funds in the Delaware Group have obtained an exemption from the joint-transaction prohibitions of Section 17(d) of the 1940 Act to allow the Delaware Group funds jointly to invest cash balances. The Funds may invest cash balances in a joint repurchase agreement in accordance with the terms of the Order and subject generally to the conditions described above.

When-Issued Securities and Firm Commitment Agreements
         All of the Funds may purchase securities on a delayed delivery or "when-issued" basis and enter into firm commitment agreements (transactions whereby the payment obligation and interest rate are fixed at the time of the transaction but the settlement is delayed). The transactions may involve either corporate, municipal or government securities. A Fund as a purchaser assumes the risk of any decline in value of the security beginning on the date of the agreement or purchase. The Funds may invest in when-issued securities in order to take advantage of securities that may be especially under or over valued when trading on a when-issued basis.

         Each Fund will segregate liquid assets such as cash, U.S. government securities or other appropriate high grade debt obligations in an amount sufficient to meet its payment obligations in these transactions. Although these transactions will not be entered into for leveraging purposes, to the extent a Fund's aggregate commitments under these transactions exceed its holdings of cash and securities that do not fluctuate in value (such as money market instruments), the Fund temporarily will be in a leveraged position (i.e., it will have an amount greater than its net assets subject to market risk). Should market values of a Fund's portfolio securities decline while Adviser Funds, Inc. is in a leveraged position, greater depreciation of its net assets would likely occur than were it not in such a position. The Funds will not borrow money to settle these transactions and, therefore, will liquidate other Fund securities in advance of settlement if necessary to generate additional cash to meet their obligations thereunder.

Money Market Instruments
         All of the Funds may invest in money market instruments without limit for temporary or defensive purposes. These are shorter-term debt securities generally maturing in one year or less which include (1) commercial paper (short-term notes up to 9 months issued by corporations or governmental bodies),
(2) commercial bank obligations (certificates of deposit (interest-bearing time deposits), bankers' acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity), and documented discount notes (corporate promissory discount notes accompanied by a commercial bank guarantee to pay at maturity)), (3) corporate bonds and notes (corporate obligations that mature, or that may be redeemed, in one year or less), (4) variable rate demand notes, short-term tax-exempt obligations and (5) savings association obligations (certificates of deposit issued by mutual savings banks or savings and loan associations). Although certain floating or variable rate obligations (securities which have a coupon rate that changes at least annually and generally more frequently) have maturities in excess of one year, they are also considered to be short-term debt securities.

Strategic Transactions
         General. The Funds may, but are not required to, utilize various other investment strategies as described below to hedge various market risks (such as interest rates, currency exchange rates, and broad or specific equity or fixed-income market movements), to manage the effective maturity or duration of fixed-income securities in the Fund's portfolio or to enhance potential gain. Such strategies are generally accepted as modern Fund management and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur. In the course of pursuing these investment strategies, the Fund may purchase and sell derivative securities. In particular, the Funds may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars, and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures (collectively, all the above are called "Strategic Transactions"). Strategic Transactions may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund resulting from securities markets or currency exchange rate fluctuations, to protect the Fund's unrealized gains in the value of its Fund securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of fixed-income securities in a Fund, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Any or all of these investment techniques may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of a Fund to utilize these Strategic Transactions successfully will depend on the Manager's or sub-adviser's ability to predict pertinent market movements, which cannot be assured. The Funds will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions involving financial futures and options thereon will be purchased, sold or entered into only for bona fide hedging, risk management or Fund management purposes and not for speculative purposes. Additional information relating to certain financial instruments or strategies is set forth below. In addition, see Special Risks of Strategic Transactions, below, for a discussion of certain risks.

         Limitations on Futures and Options Transactions. A Fund will not enter into any futures contract or option on a futures contract if, as a result, the sum of initial margin deposits on futures contracts and related options and premiums paid for options on futures contracts the Funds have purchased, after taking into account unrealized profits and losses on such contracts, would exceed 5% of the Fund's net asset value without reference to the definition of "bona fide hedging transactions and positions" under the Commodity Exchange Act, as amended, or unless the futures contract is covered by cash equivalent set-asides equal to the total contract value.

         In addition to the above limitations, each Fund will not (a) sell futures contracts, purchase put options or write call options if, as a result, more than 25% of a Fund's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, a Fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by a Fund would exceed 5% of the Fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.

         The limitations on the Funds' investments in futures contracts and options, and the Funds' policies regarding futures contracts and options discussed elsewhere are not fundamental policies and may be changed as regulatory agencies permit.

         Options Transactions. The Funds may purchase and write (i.e., sell) put and call options on securities and currencies that are traded on national securities exchanges or in the over-the-counter market to enhance income or to hedge their Funds. A call option gives the purchaser, in exchange for a premium paid, the right for a specified period of time to purchase securities or currencies subject to the option at a specified price (the exercise price or strike price). When a Fund writes a call option, the Fund gives up the potential for gain on the underlying securities in excess of the exercise price of the option.

         A put option gives the purchaser, in return for a premium, the right for a specified period of time to sell the securities or currencies subject to the option to the writer of the put at the specified exercise price. The writer of the put option, in return for the premium, has the obligation, upon exercise of the option, to acquire the securities underlying the option at the exercise price. A Fund might, therefore, be obligated to purchase the underlying securities for more than their current market price.

         The Funds will write only "covered" options. An option is covered if a Fund owns an offsetting position in the underlying security or maintains cash, U.S. government securities or other high-grade debt obligations with a value sufficient at all times to cover its obligations. See Part B.

         Forward Foreign Currency Exchange Contracts. The Funds may enter into forward foreign currency exchange contracts to protect the value of their Funds against future changes in the level of currency exchange rates. The Funds may enter into such contracts on a spot (i.e., cash) basis at the rate then prevailing in the currency exchange market or on a forward basis, by entering into a forward contract to purchase or sell currency at a future date. A Fund's dealings in forward contracts will be limited to hedging involving either specific transactions or Fund positions. Transaction hedging generally arises in connection with the purchase or sale of its Fund securities and accruals of interest or dividends receivable and Fund expenses. Position hedging generally arises with respect of existing Fund security or currency positions.

         Futures Contracts and Options Thereon. The Funds may purchase and sell financial futures contracts and options thereon which are exchange-listed or over-the-counter for certain hedging, return enhancement and risk management purposes in accordance with regulations of the CFTC. These futures contracts and related options will be on interest-bearing securities, financial indices and interest rate indices. A financial futures contract is an agreement to purchase or sell an agreed amount of securities at a set price for delivery in the future.

         A Fund may not purchase or sell futures contracts and related options if immediately thereafter the sum of the amount of initial margin deposits on the Fund's existing futures and options on futures and premiums paid on such related options would exceed 5% of the market value of the Fund's total assets. In addition, the value of all futures contracts sold will not exceed the total market value of the Fund.

         Swap Agreements. The Funds may enter into interest rate swaps, currency swaps, and other types of swap agreements such as caps, collars and floors. In an interest rate swap, one party agrees to make regular payments of a floating rate times a "notional" principal amount in return for payments of a fixed rate times the same amount. Swaps may also depend on other prices or rates such as the value of an index or mortgage prepayment rates.

         Swap agreements usually involve a small investment of cash relative to the magnitude of risk assumed. As a result, swaps can be very volatile and may substantially impact a Fund's performance. Swap agreements are also subject to the risk of a counterpart's ability to perform (i.e., creditworthiness). A Fund may also suffer losses if it is unable to terminate swap agreements or reduce exposure through offsetting transactions in a timely manner.

         Special Risks of Strategic Transactions. Participation in the options or futures markets and in currency exchange transactions involves investment risks and transaction costs to which a Fund would not be subject absent the use of these Strategic Transactions. If the Manager's and/or sub-adviser's prediction of movements in the direction of the securities, foreign currency and interest rate markets are inaccurate, the adverse consequences to a Fund may leave the Fund in a worse position than if such Strategic Transactions were not used. Risks inherent in the use of options, foreign current and futures contracts and options on futures contracts include (1) dependence on the Manager's and/or sub-adviser's ability to predict current movements in the direction of interest rates, securities prices and currency markets; (2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of securities being hedged; (3) the fact that skills need to use these strategies are different from those needed to select Fund securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time; (5) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences; and (6) the possible inability of a Fund to purchase or sell a Fund security at a time that otherwise would be favorable for it to do so, or the possible need for a Fund to sell a Fund security at a disadvantageous time, due to the need for a Fund to maintain "cover" or to segregate securities in connection with Strategic Transactions. Although the use of futures contracts and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchase of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized. The Strategic Transactions that the Funds may use and some of their risks are described more fully in Part B.

         Each Fund's ability to engage in Strategic Transactions is limited by the requirements of the Internal Revenue Code of 1986, as amended, for qualification as a regulated investment company. See Part B.





                                                    APPENDIX A - INVESTMENT ILLUSTRATIONS
                                Illustrations of Hypothetical Returns on Investments Based on Purchase Option
                                                              $10,000 Purchase

                            Scenario 1                                          Scenario 2
                          No Redemption                                      Redeem 1st Year
       --------------------------------------------------- -------------------------------------------------------------------------
        Year        Class A       Class B          Class C       Class A        Class B        Class C
        ----        -------       -------          -------       -------        -------        -------
           0          9,525        10,000           10,000         9,525         10,000         10,000
           1         10,478        10,930           10,930        10,478         10,530         10,830+
           2         11,525        11,946           11,946
           3         12,678        13,058           13,058
           4         13,946        14,272           14,272
           5         15,340        15,599           15,599
           6         16,874        17,050           17,050
           7         18,562        18,636           18,636
           8         20,418+       20,369           20,369
           9         22,459        22,405*          22,263
          10         24,705        24,646*          24,333




                                Scenario 3                                  Scenario 4
                             Redeem 3rd Year                             Redeem 5th Year
       --------------------------------------------------- -------------------------------------------------------------------------
        Year        Class A       Class B          Class C       Class A        Class B        Class C
        ----        -------       -------          -------       -------        -------        -------
           0          9,525        10,000           10,000         9,525         10,000         10,000
           1         10,478        10,930           10,930        10,478         10,930         10,930
           2         11,525        11,946           11,946        11,525         11,946         11,946
           3         12,678        12,758           13,058+       12,678         13,058         13,058
           4
           5
           6
           7
           8
           9
          10


                        *This assumes that Class B Shares
        were converted to Class A Shares at the end of the eighth year.


                                                              $250,000 Purchase

                                 Scenario 1                                    Scenario 2
                               No Redemption                                Redeem 1st Year
      -------------------------------------------------- ---------------------------------------------------------------------------
      Year          Class A         Class B        Class C       Class A        Class B        Class C
      ----          -------         -------        -------       -------        -------        -------
         0         243,750          250,000         250,000       243,750       250,000        250,000
         1         268,125          273,250         273,250       268,125       263,250        270,750+
         2         294,938          298,662         298,662
         3         324,431          326,438         326,438
         4         356,874+         356,797         356,797
         5         392,562          389,979         389,979
         6         431,818          426,247         426,247
         7         475,000          465,888         465,888
         8         522,500          509,215         509,215
         9         574,750          560,137*        556,572
        10         632,225          616,150*        608,333



                             Scenario 3                                    Scenario 4
                          Redeem 3rd Year                               Redeem 5th Year
      -------------------------------------------------- ---------------------------------------------------------------------------
      Year        Class A       Class B        Class C        Class A       Class B          Class C
      ----                                       -------
         0        243,750       250,000        250,000        243,750       250,000          250,000
         1        268,125       273,250        273,250        268,125       273,250          273,250
         2        294,938       298,662        298,662        294,938       298,662          298,662
         3        324,431       318,938       326,438+        324,431       326,438          326,438
         4                                                    356,874+      356,797          356,797
         5                                                    392,562       384,979          389,979
         6
         7
         8
         9
        10



                        *This assumes that Class B Shares
        were converted to Class A Shares at the end of the eighth year.

Assumes a hypothetical return for Class A of 10% per year, a hypothetical return for Class B of 9.3% for years 1-8 and 10% for years 9-10, and a hypothetical return for Class C of 9.3% per year.
Hypothetical returns vary due to the different expense structure for each Class and do not represent actual performance.
Class A purchase subject to appropriate sales charge breakpoint (4.75% @ $10,000; 3.75% @ $100,000; 2.50% @ $250,000).
Class B purchase assessed appropriate CDSC upon redemption (4%-4%-3%-3%-2%-1% in years 1-2-3-4-5-6).
Class C purchase assessed 1% CDSC upon redemption in year 1.
Figures marked "+" identify which Class offers the greater return potential based on the investment amount, the holding period and the expense structure for each Class.




                                Illustrations of Hypothetical Returns on Investments Based on Purchase Option
                                                              $10,000 Purchase

                                 Scenario 1                                  Scenario 2
                               No Redemption                               Redeem 1st Year
     ----------------------------------------------------- -------------------------------------------------------------------------
        Year        Class A       Class B          Class C       Class A        Class B        Class C
        ----       ---------     ---------        ---------     ---------      ---------      ---------
           0          9,525        10,000           10,000         9,525         10,000         10,000
           1         10,192        10,630           10,630        10,192         10,230         10,530+
           2         10,905        11,300           11,300
           3         11,669        12,012           12,012
           4         12,485        12,768           12,768
           5         13,359        13,573           13,573
           6         14,294        14,428           14,428
           7         15,295        15,337           15,337
           8         16,366+       16,303           16,303
           9         17,511        17,444*          17,330
          10         18,737        18,665*          18,422



                          Scenario 3                                  Scenario 4
                       Redeem 3rd Year                             Redeem 5th Year
     ----------------------------------------------------- -------------------------------------------------------------------------
        Year        Class A       Class B          Class C       Class A        Class B        Class C
        ----       ---------     ---------        ---------     ---------      ---------      ---------
           0          9,525         10,000         10,000          9,525        10,000         10,000
           1         10,192         10,630         10,630         10,192        10,630         10,630
           2         10,905         11,300         11,300         10,905        11,300         11,300
           3         11,669         11,712         12,012+        11,669        12,012         12,012
           4                                                      12,485        12,768         12,768
           5                                                      13,359        13,373         13,573+
           6
           7
           8
           9
          10


*This assumes that Class B Shares were converted to Class A Shares at the end of the eighth year.

                                                              $250,000 Purchase

                         Scenario 1                                        Scenario 2
                        No Redemption                                     Redeem 1st Year
    ---------------------------------------------------- ---------------------------------------------------------------------------
      Year        Class A        Class B         Class C        Class A       Class B        Class C
      ----       ---------      ---------       ---------      ---------     ---------      ---------
         0        243,750        250,000         250,000        243,750       250,000        250,000
         1        260,813        265,750         265,750        260,813       255,750        263,250+
         2        279,069        282,492         282,492
         3        298,604        300,289         300,289
         4        319,507+       319,207         319,207
         5        341,872        339,318         339,318
         6        365,803        360,695         360,695
         7        391,409        383,418         383,418
         8        418,808        407,574         407,574
         9        448,124        436,104*        433,251
        10        479,493        466,631*        460,546




                         Scenario 3                                    Scenario 4
                        Redeem 3rd Year                              Redeem 5th Year
    ---------------------------------------------------- ---------------------------------------------------------------------------
      Year        Class A       Class B        Class C        Class A       Class B        Class C
      ----       ---------      ---------      ---------      ---------     ---------      ---------
         0        243,750       250,000        250,000        243,750       250,000          250,000
         1        260,813       265,750        265,750        260,813       265,750          265,750
         2        279,069       282,492        282,492        279,069       282,492          282,492
         3        298,604       292,789        300,289+       298,604       300,289          300,289
         4                                                    319,507+      319,207          319,207
         5                                                    341,872       334,318          339,318
         6
         7
         8
         9
        10



*This assumes that Class B Shares were converted to Class A Shares at the end of the eighth year.
Assumes a hypothetical return for Class A of 7% per year, a hypothetical return for Class B of 6.3% for years 1-8 and 7% for years 9-10, and a hypothetical return for Class C of 6.3% per year. Hypothetical returns vary due to the different expense structure for each Class and do not represent actual performance.
Class A purchase subject to appropriate sales charge breakpoint (4.75% @ $10,000; 3.75% @ $100,000; 2.50% @ $250,000).
Class B purchase assessed appropriate CDSC upon redemption (4%-4%-3%-3%-2%-1% in years 1-2-3-4-5-6).
Class C purchase assessed 1% CDSC upon redemption in year 1.
Figures marked "+" identify which Class offers the greater return potential based on the investment amount, the holding period and the expense structure for each Class.

APPENDIX B--CLASSES OFFERED

Growth of Capital                 A Class   B Class    C Class  Consultant Class
------------------               --------  --------   -------- -----------------
Trend Fund                           x        x           x              -
Enterprise Fund                      x        x           x              -
DelCap Fund                          x        x           x              -
Value Fund                           x        x           x              -
U.S. Growth Fund                     x        x           x              -
Quantum Fund                         x        x           x              -

Total Return
Devon Fund                           x        x           x              -
Decatur Total Return Fund            x        x           x              -
Decatur Income Fund                  x        x           x              -
Delaware Fund                        x        x           x              -
Blue Chip Fund                       x        x           x              -

International Diversification
Emerging Markets Fund                x        x           x              -
New Pacific Fund                     x        x           x              -
International Equity Fund            x        x           x              -
World Growth Fund                    x        x           x              -
Global Assets Fund                   x        x           x              -
Global Bond Fund                     x        x           x              -

Current Income
Delchester Fund                      x        x           x              -
Strategic Income Fund                x        x           x              -
Corporate Income Fund                x        x           x              -
Federal Bond Fund                    x        x           x              -
U.S. Government Fund                 x        x           x              -
Limited-Term Government Fund         x        x           x              -

Tax-Free Current Income
Tax-Free Pennsylvania Fund           x        x           x              -
Tax-Free USA Fund                    x        x           x              -
Tax-Free Insured Fund                x        x           x              -
Tax-Free USA Intermediate Fund       x        x           x              -

Money Market Funds
Delaware Cash Reserve                x        x           x              x
U.S. Government Money Fund           x        -           -              x
Tax-Free Money Fund                  x        -           -              x

APPENDIX C - DESCRIPTION OF SECURITIES RATINGS

         Corporate Income Fund has the ability to invest up to 35% of its net assets in high yield, high risk fixed-income securities. The table set forth below shows asset composition, based on rating categories, of such securities held by the Fund. Certain securities may not be rated because the rating agencies were either not asked to provide ratings (e.g., many issuers of privately placed bonds do not seek ratings) or because the rating agencies declined to provide a rating for some reason, such as insufficient data. The table below shows the percentage of the Fund's high yield, high risk securities which are not rated. The information contained in the table was prepared based on a dollar weighted average of the Fund's portfolio composition based on month end data for the fiscal year ended October 31, 1996. The paragraphs following the table contain excerpts from Moody's and S&P's rating descriptions. These credit ratings evaluate only the safety of principal and interest and do not consider the market value risk associated with high yield securities.


                                                  Corporate Income Fund
                            Rating Moody's          Average Weighted
                                and/or                Percentage of
                                 S&P                     Portfolio
                           ----------------     ------------------------
                          Ba/BB                          5.00%
                          B/B                            0.00%
                          Not Rated/Other                0.00%

General Rating Information

MOODY'S INVESTORS SERVICE

BOND RATINGS
         Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than Aaa bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements which make the long-term risks appear somewhat larger than in Aaa securities.

         A: Bonds which are rated A possess many favorable investment attributes and are considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa: Bonds that are rated Baa are considered medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

SHORT-TERM DEBT RATINGS
         Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior obligations which have an original maturity not exceeding one year.

         P-1: Issuers rated "PRIME-1" or "P-1" (or supporting institutions) have superior ability for repayment of senior short-term debt obligations.

         P-2: Issuers rated "PRIME-2" or "P-2" (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations.

         P-3: Issuers rated "PRIME-3" or "P-3" (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations.

MUNICIPAL NOTE RATINGS
         Issuers or the features associated with Moody's MIG or VMIG ratings are identified by date of issue, date of maturity or maturities or rating expiration date and description to distinguish each rating from other ratings. Each rating designation is unique with no implication as to any other similar issue of the same obligor. MIG ratings terminate at the retirement of the obligation while VMIG rating expiration will be a function of each issue's specific structural or credit features.

MIG 1/VMIG 1: This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2: This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3: This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

MIG 4/VMIG 4: This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

STANDARD & POOR'S RATINGS GROUP

BOND RATINGS
         AAA: Debt rated AAA has the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

         AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

         A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest an repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

         BB, B, CCC and CC: Debt rated BB, B, CCC or CC is regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

         C: This rating is reserved for income bonds on which no interest is being paid.

         D: Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

COMMERCIAL PAPER RATINGS
         S&P's commercial paper ratings are current assessments of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

         A-1: The A-1 designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. A plus (+) designation is applied only to those issues rated A-1 which possess an overwhelming degree of safety.

         A-2: Capacity for timely payment on issues with the designation A-2 is strong. However, the relative degree of safely is not as high as for issues designated A-1.

         A-3: Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

MUNICIPAL NOTE RATINGS
         An S&P municipal note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

         Amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note).

         Sources of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

         SP-1: Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

         SP-2:  Satisfactory capacity to pay principal and interest.

         SP-3:  Speculative capacity to pay principal and interest.

         For more information contact Delaware Group at 800-828-5052.







INVESTMENT MANAGER
Delaware Management Company, Inc.
One Commerce Square
Philadelphia, PA  19103

NATIONAL DISTRIBUTOR
Delaware Distributors, L.P.
1818 Market Street
Philadelphia, PA  19103

SHAREHOLDER SERVICING,
DIVIDEND DISBURSING,
ACCOUNTING SERVICES
AND TRANSFER AGENT
Delaware Service Company, Inc.
1818 Market Street
Philadelphia, PA  19103


LEGAL COUNSEL
Stradley, Ronon, Stevens & Young, LLP
One Commerce Square
Philadelphia, PA  19103

INDEPENDENT AUDITORS
Coopers & Lybrand L.L.P.
Eleven Penn Center Plaza
Philadelphia, PA  19103

CUSTODIAN
The Chase Manhattan Bank
4 Chase Metrotech Center
Brooklyn, NY  11245


---------------------------------------------------------

DELAWARE GROUP ADVISER FUNDS, INC.

ENTERPRISE FUND
U.S. GROWTH FUND
WORLD GROWTH FUND
NEW PACIFIC FUND
FEDERAL BOND FUND
CORPORATE INCOME FUND

INSTITUTIONAL CLASSES
---------------------------------------------------------









P R O S P E C T U S

---------------------------------------------------------



FEBRUARY 28, 1997








DELAWARE
GROUP
--------

TABLE OF CONTENTS

Cover Page

Synopsis

Summary of Expenses

Financial Highlights

Investment Objectives and Strategies
         Enterprise Fund
         U.S. Growth Fund
         World Growth Fund
         New Pacific Fund
         Federal Bond Fund
         Corporate Income Fund

Classes of Shares

How to Buy Shares

Redemption and Exchange

Dividends, Distributions and Taxes

Calculation of Net Asset Value Per Share

Management of the Funds

Implementation of Investment Objectives and Policies

Appendix A - Description of Security Ratings

DELAWARE GROUP ADVISER FUNDS, INC.                                    PROSPECTUS
INSTITUTIONAL CLASSES                                          FEBRUARY 28, 1997

     ---------------------------------------------------------------------


                   1818 Market Street, Philadelphia, PA 19103

              For more information about the Institutional Classes
                      call Delaware Group at 800-828-5052.


         Delaware Group Adviser Funds, Inc. ("Adviser Funds, Inc.") (formerly, Lincoln Advisor Funds, Inc.) is an open-end management investment company. Adviser Funds, Inc. currently issues six separate series of shares (each referred to as a "Fund" or collectively as the "Funds"), each representing a separate, diversified portfolio of securities. The Funds are the Enterprise Fund, U.S. Growth Fund, World Growth Fund, New Pacific Fund, Federal Bond Fund and Corporate Income Fund. See Restructuring of the Funds under Management of the Funds. Each Fund has a fundamental investment objective and certain investment policies which are described in this Prospectus.

         Each Fund offers an Institutional Class, which is referred to individually as a "Class" and collectively as the "Classes."

         This Prospectus relates only to the Classes and sets forth information that you should read and consider before you invest. Please retain it for future reference. The Funds' Statement of Additional Information ("Part B" of Adviser Funds, Inc.'s registration statement), dated February 28, 1997, as it may be amended from time to time, contains additional information about the Funds and has been filed with the Securities and Exchange Commission. Part B is incorporated by reference into this Prospectus and is available, without charge, by writing to Delaware Distributors, L.P. at the above address or by calling the above number. The Funds' financial statements appear in their Annual Report, which will accompany any response to requests for Part B.


         This Prospectus contains useful information that can help the investor decide whether a Fund's investment objective matches his/her own. Achievement of a Fund's investment objective cannot, of course, be assured due to the risk of capital loss from fluctuating prices inherent in any investment in securities. Investments in the Funds are neither insured or guaranteed by any entity.

         Each Fund also offers Class A Shares, Class B Shares and Class C Shares. Shares of these classes are subject to sales charges and other expenses, which may affect their performance. A prospectus for these classes can be obtained by writing to Delaware Distributors, L.P. at the above address or by calling the above number.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

BE SURE TO CONSULT YOUR FINANCIAL ADVISER WHEN MAKING INVESTMENTS. MUTUAL FUNDS CAN BE A VALUABLE PART OF YOUR FINANCIAL PLAN; HOWEVER, SHARES OF THE FUNDS ARE NOT FDIC OR NCUSIF INSURED, ARE NOT GUARANTEED BY ANY BANK OR ANY CREDIT UNION, ARE NOT OBLIGATIONS OF ANY BANK OR ANY CREDIT UNION, AND INVOLVE INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. SHARES OF THE FUNDS ARE NOT BANK OR CREDIT UNION DEPOSITS.

The investment objectives of each Fund are as follows:

Equity Funds               Enterprise Fund seeks to provide maximum appreciation
                           of capital by investing in medium-sized companies which have a dominant position within their industry, are undervalued, or have potential for growth in earnings.

                           U.S. Growth Fund seeks to maximize capital appreciation by investing in companies of all sizes which have low dividend yields, strong balance sheets and high expected earnings growth rates relative to their industry.

                           World Growth Fund seeks to maximize total return (capital appreciation and income), principally through investments in an internationally diversified portfolio of equity securities.

                           New Pacific Fund seeks long-term capital appreciation by investing primarily in companies which are domiciled in or have their principal business activities in the Pacific Basin.

Fixed-Income Funds         Federal Bond Fund seeks to maximize current income
                           consistent with preservation of capital. The Fund attempts to achieve this objective by investing primarily in securities issued by the U.S.
                           government, its agencies and instrumentalities.

                           Corporate Income Fund seeks to provide high current income consistent with preservation of capital. The Fund attempts to achieve this objective primarily by investing in a diversified portfolio of investment grade fixed-income securities issued by U.S. corporations. Investment grade fixed-income securities are those rated at least Baa by Moody's Investors Service, Inc. or BBB by Standard & Poor's Ratings Group or, if not rated, are of comparable quality in the opinion of the Manager or sub-adviser.

SYNOPSIS

         The following synopsis is qualified in its entirety by the more detailed information appearing in the body of the Prospectus.

Investment Objectives and Policies
         Each Fund's investment objective is stated on the cover page of this Prospectus. Each objective is "fundamental" and may be changed only with the approval of the holders of a majority of the outstanding voting securities of the Fund, as defined in the Investment Company Act of 1940 (the "1940 Act"). Certain investment policies also are fundamental and thus require approval of shareholders if a Fund wishes to change them. See Investment Restrictions in Part B. Still other investment policies reflect current practices of the Funds and may be changed by the Funds without the approval of shareholders.

Risk Factors
         Prospective investors should consider a number of factors:

         1. World Growth Fund and New Pacific Fund may invest substantially all of their assets in non-United States issuers. U.S. Growth Fund, Enterprise Fund and Corporate Income Fund may invest, respectively, 20%, 15% and 10% of their assets in such issuers. Investing in securities of non-United States companies which are generally denominated in foreign currencies and the utilization of forward foreign currency exchange contracts in connection with those investments involve certain risk and opportunity considerations not typically associated with investing in United States companies. Some of these investments may be in markets of emerging countries which may be subject to a greater degree of economic, political and social instability than is the case in the United States and Western European markets. See Foreign Investments under Risk Factors and Special Considerations and Implementation of Investment Objectives and Policies.

         2. Each Fund has the right to engage in options and futures transactions for certain hedging, return enhancement and risk management purposes in accordance with regulations of the Commodity Futures Trading Commission ("CFTC"). While the Funds do not engage in options and futures for speculative purposes, there are risks which result from the use of these instruments, and an investor should carefully review the descriptions of these risks in this Prospectus. Certain options and futures may be considered to be derivative securities. See Implementation of Investment Objectives and Policies.

         3. Each Fund may invest in interest rate, currency and other types of swaps for hedging purposes which could subject the Fund to increased risks. Interest rate swaps may be considered to be derivative securities. See Implementation of Investment Objectives and Policies.

         4. The Corporate Income Fund may invest up to 35% of its assets and the U.S. Growth Fund may invest up to 10% of its assets in non-investment grade fixed-income securities ("junk bonds"). Consequently, greater risks may be involved with an investment in these Funds. See Lower-Rated Securities under Risk Factors and Special Considerations.

Investment Manager, Distributor and Service Agent
         Delaware Management Company, Inc. (the "Manager") is the investment manager for each Fund. See Restructuring of the Funds under Management of the Funds. The Manager also provides investment management services to certain other funds in the Delaware Group. Delaware Distributors, L.P. (the "Distributor") is the national distributor for each Fund and for all of the other mutual funds in the Delaware

Group. Delaware Service Company, Inc. (the "Transfer Agent") is the shareholder servicing, dividend disbursing, accounting services and transfer agent for each Fund and for all of the other mutual funds in the Delaware Group.

         The Manager has selected sub-advisers to provide the day-to-day investment management of the Funds. The sub-advisers for the Funds are: Lynch & Mayer, Inc. for Enterprise Fund and U.S. Growth Fund; Walter Scott & Partners Limited for World Growth Fund; John Govett & Company Limited for New Pacific Fund; and Lincoln Investment Management, Inc. for Corporate Income Fund and Federal Bond Fund.

         See Summary of Expenses and Management of the Funds for further information regarding the Manager and the fees payable under each Fund's Investment Management Agreement and Sub-Advisory Agreement.

Purchase Price
         Shares of each Class offered by this Prospectus are available at net asset value, without a front-end or contingent deferred sales charge and are not subject to distribution fees under a Rule 12b-1 distribution plan.
See Classes of Shares.

Redemption and Exchange
         Shares of each Class are redeemed or exchanged at the net asset value calculated after receipt of the redemption or exchange request. See Redemption and Exchange.

Open-End Investment Company
         Adviser Funds, Inc., which was organized as a Maryland corporation on August 10, 1993, is an open-end management investment company. Each Fund's portfolio of assets is diversified as defined by the 1940 Act. See Other Shareholder Matters under Management of the Funds.

SUMMARY OF EXPENSES

EQUITY FUNDS

                                          Enterprise Fund      U.S. Growth Fund        World Growth Fund       New Pacific Fund
Shareholder Transaction Expenses        Institutional Class   Institutional Class     Institutional Class     Institutional Class
--------------------------------        -------------------   -------------------     -------------------     -------------------
Maximum Sales Charge Imposed
on Purchases (as a percentage
of offering price).................           None                  None                     None                   None

Maximum Sales Charge Imposed
on Reinvested Dividends (as
a percentage of offering price)....           None                  None                     None                   None

Exchange Fees......................           None*                 None*                    None*                  None*



FIXED-INCOME FUNDS

                                         Federal Bond Fund      Corporate Income Fund
Shareholder Transaction Expenses        Institutional Class      Institutional Class
--------------------------------        -------------------     ---------------------
Maximum Sales Charge Imposed
on Purchases (as a percentage
of offering price)...........                 None                     None

Maximum Sales Charge Imposed
on Reinvested Dividends (as
a percentage of offering price)               None                     None

Exchange Fees................                 None*                    None*

------------------------
* Exchanges are subject to the requirements of each Fund and a front-end sales charge may apply.

         The purpose of the following tables is to assist the investor in understanding the various costs and expenses they will bear directly or indirectly in owning shares of each Fund.



EQUITY FUNDS

Annual Operating Expenses
(as a percentage of average
daily net assets after fee waivers        Enterprise Fund       U.S. Growth Fund       World Growth Fund       New Pacific Fund
and expense reimbursements)             Institutional Class   Institutional Class     Institutional Class     Institutional Class
----------------------------------      -------------------   -------------------     -------------------     -------------------

Management Fees
(after voluntary waiver)+.............        0.72%                 0.62%                    0.34%                  0.00%++

12b-1 Expenses........................        None                  None                     None                   None

Other Operating Expenses
     (after giving effect to voluntary
       waiver reimbursements)+ .......        0.78%                  0.86%                    1.16%                  1.50%
                                             -----                  -----                    -----                  -----

     Total Operating Expenses
        (after giving effect to voluntary
         waiver reimbursements)+ .....        1.50%                  1.48%                    1.50%                  1.50%
                                             =====                  =====                    =====                  =====


FIXED-INCOME FUNDS

Annual Operating Expenses
(as a percentage of average
daily net assets after fee waivers       Federal Bond Fund      Corporate Income Fund
and expense reimbursements)             Institutional Class      Institutional Class
----------------------------------      -------------------     ---------------------

Management Fees
    (after voluntary waiver)+ ......          0.00%                    0.00%

12b-1 Expenses......................          None                     None

Other Operating Expenses
     (after giving effect to voluntary
      waiver reimbursements)+ ......           0.90%                    0.90%
                                              -----                    -----

     Total Operating Expenses
        (after giving effect to voluntary
         waiver reimbursements)+....           0.90%                    0.90%
                                              =====                    =====

------------------------
For expense information about the Class A Shares, Class B Shares and Class C Shares of each Fund, see the separate Prospectus relating to those classes.

+ With the exception of U.S. Growth Fund, the Manager elected voluntarily to waive that portion, if any, of the annual Management Fees payable by a particular Fund and to reimburse a Fund for its expenses to the extent necessary to ensure that the expenses of that Fund (exclusive of taxes, interest, brokerage commissions and extraordinary expenses) do not exceed, as a percentage of average net assets, on an annualized basis, the amounts noted above corresponding to the caption "Total Operating Expenses" through April 30, 1997. For U.S. Growth

  Fund, the Manger elected to waive such expenses to the extent that "Total Operating Expenses" do not exceed 1.50% through April 30, 1997. Absent such fee waivers and expense reimbursements, "Total Operating Expenses" and "Management Fees" would be as follows:


                                                                   Total Operating Expenses           Management Fees
Enterprise Fund Institutional Class..........................              1.58%                            0.80%
U.S. Growth Fund Institutional Class.........................              1.56%                            0.70%
World Growth Fund Institutional Class........................              2.28%                            1.10%
New Pacific Fund Institutional Class.........................              2.45%                            0.80%
Federal Bond Fund Institutional Class........................              1.58%                            0.30%
Corporate Income Fund Institutional Class                                  1.32%                            0.30%


++ Effective the close of business May 3, 1996, the investment management fee payable by the New Pacific Fund changed from 1.10% of average daily net assets to 0.80% of average daily net assets. The expense information has been restated to reflect that change.


         The following example illustrates the expenses that an investor would pay on a $1,000 investment over various time periods, assuming (1) a 5% annual rate of return and (2) redemption at the end of each time period.

                                                              1 Year      3 Years      5 Years        10 Years
                                                              ------      -------      -------        --------
Enterprise Fund Institutional Class                             $15         $47          $82            $179
U.S. Growth Fund Institutional Class                            $15         $47          $82            $179
World Growth Fund Institutional Class                           $15         $47          $82            $179
New Pacific Fund Institutional Class                            $15         $47          $82            $179
Federal Bond Fund Institutional Class                           $9          $29          $50            $111
Corporate Income Fund Institutional Class                       $9          $29          $50            $111

         This example should not be considered a representation of past or future expenses or performance. Actual expenses may be greater or less than those shown.

-------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

The following financial highlights are derived from the financial statements of Delaware Group Adviser Funds, Inc. and have been audited by Coopers & Lybrand L.L.P., independent auditors. The data should be read in conjunction with the financial statements, related notes, and the reports of Coopers & Lybrand L.L.P. covering such financial information and highlights, all of which are incorporated by reference into Part B. Further information about the Funds' performance is contained in their Annual Report to shareholders. A copy of the Funds' Annual Report (including the report of Coopers & Lybrand L.L.P. ) may be obtained from Adviser Funds, Inc. upon request at no charge.

-------------------------------------------------------------------------------

                                                                      ADVISER FUNDS, INC. - INSTITUTIONAL CLASSES

                                                                 Enterprise Fund                        U.S. Growth Fund
                                                                 ---------------                        ----------------
                                                                                   Period                                  Period
                                                                                  2/3/94(1)                               2/3/94(1)
                                                               Year Ended         through            Year Ended           through
                                                       10/31/96(2)    10/31/95    10/31/94     10/31/96(2)    10/31/95    10/31/94

Net Asset Value, Beginning of Period..................   $11.30        $9.23       $10.44        $12.50        $10.23      $10.52

Income From Investment Operations:
----------------------------------
    Net Investment Income (Loss)......................    (0.12)       (0.02)       (0.02)        (0.05)        (0.05)      (0.01)
    Net Realized and Unrealized Gain (Loss)
         From Security Transactions...................     2.48         2.09        (1.19)         1.49          2.32       (0.28)
                                                           ----         ----        ------         ----        -------     -------
    Net Increase (Decrease)  in Net Assets
         From Investment Operations...................     2.36         2.07        (1.21)         1.44          2.27       (0.29)
                                                           ----         ----        ------         ----        -------     -------

Less Dividends and Distributions:
---------------------------------
    Dividends From Net Investment Income..............     none         none         none          none          none        none
    Distributions From Net Realized Gain
       on Security Transactions.......................     none         none         none          none          none        none
    Returns of Capital................................     none         none         none          none          none        none
                                                           ----         ----         ----          ----          ----        ----
    Total Dividends and Distributions.................     none         none         none          none          none        none
                                                           ----         ----         ----          ----          ----        ----

Net Asset Value, End of Period........................   $13.66       $11.30        $9.23        $13.94        $12.50      $10.23
                                                         ======       ======        =====        ======        ======      ======
---------------------------------------

Total Return(3).......................................    20.80%       22.43%      (11.61%)       11.52%        22.19%       2.78%
------------
--------------------------------------------

Ratios and Supplemental Data:
-----------------------------
    Net Assets, End of Period (000's omitted).........   $7,225       $3,666         $234       $10,003        $4,819      $1,630
    Ratio of Expenses to Average Net Assets...........     1.50%        1.53%        1.50%         1.48%         1.50%       1.50%
    Ratio of Expenses to Average Net Assets
         Prior to Expense Limitation..................     1.58%        2.07%        2.75%         1.56%         1.83%       2.60%
    Ratio of Net Investment Loss to Average Net Assets    (0.94%)      (0.60%)      (0.63%)       (0.45%)       (0.59%)     (0.27%)
    Ratio of Net Investment Loss to Average Net Assets
         Prior to Expense Limitation..................    (1.02%)      (1.14%)      (1.88%)       (0.53%)       (0.92%)     (1.37%)
    Portfolio Turnover Rate...........................       92%         106%         120%          131%           58%         66%
    Average Commission Rate Paid......................  $0.0505           N/A          N/A       $0.519            N/A         N/A

--------------------
(1) Date of initial public offering; ratios have been annualized.
(2) Beginning May 6, 1996, Delaware Management Company, Inc. became the investment manager of the Funds. See Restructuring of the Funds under Management of the Funds.
(3) Total return reflect the voluntary fee waivers described under Summary of Expenses and Management of the Funds.



                                                                 ADVISER FUNDS, INC. - INSTITUTIONAL CLASSES

                                                                World Growth Fund                     New Pacific Fund
                                                                -----------------                     ----------------
                                                                                   Period                                 Period
                                                                                   2/3/94(1)                              2/3/94(1)
                                                                Year Ended         through           Year Ended            through
                                                       10/31/96(2)     10/31/95    10/31/94    10/31/96(2)    10/31/95    10/31/94

Net Asset Value, Beginning of Period..................   $11.44          $11.02     $10.50        $8.77        $10.48      $11.14

Income From Investment Operations:
----------------------------------
    Net Investment Income (Loss)......................    (0.06)           0.04       0.04        (0.05)        (0.01)       0.01
    Net Realized and Unrealized Gain (Loss)
         From Security Transactions...................     0.96            0.41       0.52         0.82         (1.41)      (0.67)
                                                           ----            ----       ----         ----         ------      ------
    Total From Investment Operations..................     0.90            0.45       0.56         0.77         (1.42)      (0.66)
                                                           ----            ----       ----         ----         ------      ------

Less Dividends and Distributions:
---------------------------------
    Dividends From Net Investment Income...........       (0.02)          (0.03)     (0.04)       (0.01)         none        none
    Distributions From Net Realized Gain
         on Security Transactions.....................     none            none       none         none         (0.29)       none
    Returns of Capital................................     none            none       none         none          none        none
                                                           ----            ----       ----         ----          ----        ----
    Total Dividends and Distributions.................    (0.02)          (0.03)     (0.04)       (0.01)        (0.29)       none
                                                          ------          ------     ------       ------        ------       ----

Net Asset Value, End of Period........................   $12.32          $11.44     $11.02        $9.53         $8.77      $10.48
                                                         ======          ======     ======        =====         =====      ======

---------------------------------------

Total Return(3).......................................     7.91%           4.22%      5.26%        8.77%       (13.65%)     (5.98%)
------------

---------------------------------------------

Ratios and Supplemental Data:
-----------------------------
    Net Assets, End of Period (000's omitted).........     $284            $161        $63         $119           $62         $47
    Ratio of Expenses to Average Net Assets...........     1.50%           1.50%      1.50%        1.50%         1.50%       1.50%
    Ratio of Expenses to Average Net Assets
         Prior to Expense Limitation..................     2.28%           2.61%      3.21%        2.45%         3.38%       3.31%
    Ratio of Net Investment (Loss) to Average Net Assets  (0.19%)          0.40%      0.76%        1.49%        (0.16%)      0.23%
    Ratio of Net Investment (Loss) to Average Net Assets
         Prior to Expense Limitation..................    (0.97%)         (0.71%)    (0.95%)       0.54%        (2.04%)     (1.58%)
    Portfolio Turnover Rate...........................       21%              9%         6%         163%          163%        104%
    Average Commission Rate Paid......................  $0.0448              N/A        N/A     $0.0118            N/A         N/A

--------------------
(1) Date of initial public offering; ratios have been annualized
(2) Beginning May 6, 1996, Delaware Management Company, Inc. became the investment manager of the Funds. See Restructuring of the Funds under Management of the Funds.
(3) Total return reflect the voluntary fee waivers described under Summary of Expenses and Management of the Funds.


                                                                        ADVISER FUNDS, INC. - INSTITUTIONAL CLASSES

                                                            Corporate Income Fund                   Federal Bond Fund
                                                            ---------------------                   -----------------
                                                                                 Period                                Period
                                                                                2/3/94(1)                             2/3/94(1)
                                                                Year  Ended     through            Year Ended         through
                                                       10/31/96(2)   10/31/95   10/31/94    10/31/96(2)   10/31/95    10/31/94

Net Asset Value, Beginning of Period..................    $9.49        $8.84      $9.98        $9.60        $9.15      $10.00

Income From Investment Operations:
----------------------------------
    Net Investment Income (Loss)......................     0.62         0.73       0.41         0.55         0.69        0.33
    Net Realized and Unrealized Gain (Loss)
         on Security Transactions.....................    (0.15)        0.78      (1.12)       (0.51)        0.54       (0.85)
                                                          ------        ----      ------       ------        ----       ------
    Total From Investment Operations..................     0.47         1.51      (0.71)        0.04         1.23       (0.52)
                                                           ----         ----      ------        ----         ----       ------

Less Dividends and Distributions:
---------------------------------
    Dividend From Net Investment Income...............    (0.62)       (0.86)     (0.43)       (0.55)       (0.78)      (0.33)
    Distributions From Net Realized Gain on
         Security Transactions........................     none         none       none         none         none        none
    Returns of Capital................................     none         none       none         none         none        none
                                                           ----         ----       ----         ----         ----        ----
    Total Dividends and Distributions.................   (0.62)        (0.86)     (0.43)       (0.55)       (0.78)      (0.33)
                                                         ------        ------     ------       ------       ------      ------

Net Asset Value, End of Period........................   $9.34         $9.49      $8.84        $9.09        $9.60       $9.15
                                                          =====        =====      =====        =====        =====       =====

----------------------------------------

Total Return(3).......................................    5.19%        18.27%     (7.21%)       0.60%       14.15%      (5.17%)
------------
--------------------------------------------------

Ratios and Supplemental Data:
-----------------------------
    Net Assets, End of Period (000's omitted).........  $5,852        $3,704     $1,302         $106         $979        $353
    Ratio of Expenses to Average Net Assets...........    0.90%         0.90%      0.90%        0.90%        0.90%       0.90%
    Ratio of Expenses to Average Net Assets ..........
         Prior to Expense Limitation..................    1.32%         1.52%      2.20%        1.58%        1.71%       2.23%
    Ratio of Net Investment (Loss) to Average Net Assets  6.53%         6.95%      6.88%        5.66%        6.39%       5.57%
    Ratio of Net Investment (Loss) to Average Net Assets
         Prior to Expense Limitation..................    6.11%         6.33%      5.58%        4.98%        5.58%       4.24%
    Portfolio Turnover Rate...........................      68%          119%       185%         196%         227%        366%

--------------------
(1) Date of initial public offering; ratios have been annualized
(2) Beginning May 6, 1996, Delaware Management Company, Inc. became the investment manager of the Funds. See Restructuring of the Funds under Management of the Funds.
(3) Total return reflect the voluntary fee waivers described under Summary of Expenses and Management of the Funds.

INVESTMENT OBJECTIVES AND STRATEGIES


The Equity Funds
         Enterprise Fund. This Fund's fundamental investment objective is to seek to provide maximum appreciation of capital by investing in medium-sized companies which have a dominant position within their industry, are undervalued, or have potential for growth in earnings. Currently, medium-sized companies are considered to have market capitalizations between $250 million and $9 billion. The Fund is unlikely to participate in slow growth industries such as utilities and is likely to invest frequently in high growth rate companies in the retail, health care, computer, communication and entertainment industries. Under normal circumstances, at least 65% of the value of the Fund's assets will be invested in equity securities.


         In selecting investments, the Fund's Manager or sub-adviser seeks small or medium capitalization companies that it believes have earnings that may be expected to grow faster than the U.S. economy in general. These companies will typically possess one or more characteristics, including high quality management, a leading or dominant position in a product and a relatively high rate of return on invested capital. Income derived from securities of such companies is only an incidental consideration of the Fund.

         The Fund will primarily invest in common stocks although it may invest up to 35% of the value of its assets in convertible bonds, convertible preferred stock, warrants to purchase common stock, futures and options.

         The Fund may invest up to 15% of its assets in securities of foreign issuers.

         U.S. Growth Fund. This Fund's fundamental investment objective is to seek to maximize capital appreciation by investing in companies of all sizes which have low dividend yields, strong balance sheets and high expected earnings growth rates relative to their industry.

         The Manager or sub-adviser will seek investments in companies of all sizes that the Manager or sub-adviser believes have earnings that may be expected to grow faster than the U.S. economy in general. Such companies may offer the possibility of accelerated earnings growth because of management changes, new products or structural changes in the economy. In addition, those companies with relatively high rates of return on invested capital may be able to finance future growth from internal sources. Income derived from securities in such companies will be only an incidental consideration of the Fund.

         The Fund intends to invest primarily in common stocks believed by the Manager or sub-adviser to have appreciation potential. However, common stock is not always the class of security that provides the greatest possibility for appreciation. The Fund may invest up to 35% of its assets in debt securities, bonds, convertible bonds, preferred stock and convertible preferred stock. The Fund may also invest up to 10% of its assets in securities rated lower than Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Ratings Group ("S&P") if, in the opinion of the Manager, doing so would further the Fund's objective. Lower-rated or unrated securities, commonly referred to as "junk bonds," are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates. See Risk Factors and Special Considerations for a description of the risks inherent in such securities and see Description of Security Ratings in Appendix A for a description of Moody's and S&P ratings.

         The Fund may invest up to 20% of its assets in foreign securities.

         World Growth Fund. This Fund's fundamental objective is to seek to maximize total return (capital appreciation and income) by investing primarily in equity securities of foreign issuers located in countries that the Fund's Manager or sub-adviser deems to have attractive investment opportunities. "Total return" refers to income plus realized and unrealized appreciation of the securities. Under normal circumstances, the Fund will invest at least 65% of the value of its total assets in securities of issuers located in at least three countries other than the United States. However, more than 25% of the Fund's total assets may be invested in the securities of issuers located in the same country.

         The Fund will emphasize established companies, although it may invest in companies of varying sizes as measured by assets, sales and capitalization. The Fund may invest in securities of issuers located in a variety of different foreign regions and countries which includes, but is not limited to, the following: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Luxembourg, Malaysia, Mexico, The Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, Thailand and The United Kingdom. The relative strength or weakness of a particular country's currency or economy may dictate whether securities of issuers located in such country will be purchased or sold. Criteria for determining the appropriate distribution of investments among various countries and regions include prospects for relative economic growth among foreign countries, expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and the range of investment opportunities available to international investors.


         The Fund invests in common stock and may invest in other securities with equity characteristics, consisting of trust or limited partnership interests, preferred stock, rights and warrants. The Fund may also invest in convertible securities, consisting of debt securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock. The Fund may invest in securities listed on foreign or domestic securities exchanges and securities traded in foreign and domestic over-the-counter markets and may invest in restricted or unlisted securities. In addition, the Fund's investments may include American Depositary Receipts
(ADRs), American Depositary Shares (ADSs) and securities of foreign investment funds or trusts to the extent permitted under the Fund's investment restrictions. See Risk Factors and Special Considerations -- Foreign Investments, below. For a complete list of the Fund's investment restrictions, see Investment Restrictions in Part B.


         The Fund may invest up to 20% of its assets in securities of companies located in, or governments of, developing countries. For temporary defensive purposes, the Fund may invest a major portion of its assets in securities of U.S. issuers. In addition, the Fund may be invested in short-term debt instruments to meet anticipated day-to-day operating expenses and liquidity requirements.

         New Pacific Fund. This Fund's fundamental investment objective is to seek to maximize long-term capital appreciation by investing primarily in equity securities of companies domiciled or having their principal business activities in countries located in the Pacific Basin.

         The Fund will invest in companies of varying size, measured by assets, sales and capitalization. The Fund will invest in companies in one or more of the following Pacific Basin countries:

                     Australia                  Pakistan
                     China                      Philippines
                     Hong Kong                  Singapore
                     India                      South Korea
                     Indonesia                  Sri Lanka
                     Japan                      Taiwan
                     Malaysia                   Thailand
                     New Zealand

         The Fund may invest in companies located in other countries or regions in the Pacific Basin as those economies and markets become more accessible. The Fund will invest in other countries or regions only after the decision to do so is disclosed in an amendment to this Prospectus. Any amendment to this Prospectus containing such a material change will be delivered to investors. While the Fund will generally have investments in companies located in at least three different countries or regions, the Fund may from time to time have investments only in one or a few countries or regions.

         The Fund invests in common stock and may invest in other securities with equity characteristics, consisting of trust or limited partnership interests, preferred stock, rights and warrants. The Fund may also invest in convertible securities, consisting of debt securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock. The Fund may invest in securities listed on foreign or domestic securities exchanges and securities traded in foreign and domestic over-the-counter markets and may invest in restricted or unlisted securities.

         Under normal circumstances, at least 65% of the Fund's assets will be invested in equity securities of foreign issuers located in the Pacific Basin. The Fund may invest in securities of companies located in, or governments of, developing countries within the Pacific Basin. The Fund may invest up to 35% of its assets in securities of U.S. issuers. In addition, the Fund may be invested in short-term debt instruments to meet anticipated day-to-day operating expenses and liquidity requirements.

The Fixed-Income Funds
         Federal Bond Fund. This Fund's fundamental investment objective is to seek to maximize current income consistent with the preservation of capital by investing primarily in securities issued by the U.S. government, its agencies and instrumentalities ("U.S. government securities"). Under normal conditions, at least 65% of the value of the Fund's total assets will be invested in U.S. government securities.

         Depending upon prevailing market conditions, the Fund may invest in U.S. government securities of varying maturities, ranging up to 40 years. U.S. government securities include certain mortgage-backed securities, such as Government National Mortgage Association Certificates. See Mortgage-Backed Securities under Implementation of Investment Objectives and Policies. As the Fund invests primarily in U.S. government securities, which are lower-risk securities, it may not achieve as high a level of income under all market conditions as would be the case if the Fund invested in higher yielding securities. Up to 35% of the Fund's assets may be invested in corporate bonds of U.S. companies, mortgage-backed securities and asset-backed securities that are rated at least Aa by Moody's or AA by S&P or, if not rated, are of comparable quality in the Manager's or sub-adviser's opinion. See Description of Security Ratings in Appendix A.

         Corporate Income Fund. This Fund's fundamental investment objective is to seek to provide a high level of current income consistent with preservation of capital by investing primarily in corporate bonds of U.S. companies that are rated at least Baa by Moody's or BBB by S&P or, if not rated, are of comparable quality in the opinion of the Manager or sub-adviser. See Description of Security Ratings in Appendix A.

         Maturities of the corporate bonds held by the Fund are expected to range from seven to 40 years, unless the Fund's Manager or sub-adviser believes that investing in corporate bonds with shorter or longer maturities would be appropriate in light of prevailing market conditions.

         The Fund may also invest up to 35% of its assets in preferred stock, corporate bonds and preferred stock convertible into or that carry the right to acquire common stock, corporate bonds that are not of investment grade quality, U.S. government securities, various mortgage-backed securities and asset-backed securities, common stock consistent with the Fund's objective, and bonds issued by foreign governments or foreign corporations, provided that no more than 10% of the Fund's assets will be invested in bonds issued by foreign governments or foreign corporations and no more than 10% of the Fund's assets will be denominated in any one foreign currency. The Fund will not invest more than 35% of its assets in bonds that are not of investment grade quality and will not invest in bonds rated below Caa by Moody's or CCC by S&P. Lower-rated or unrated securities, commonly referred to as "junk bonds," are more likely to react to developments affecting market and credit risk than are more highly rated securities, which primarily react to movements in the general level of interest rates. See Risk Factors and Special Considerations for a description of the risks inherent in such securities and see Description of Security Ratings in Appendix A for a description of Moody's and S&P ratings.

Certain Investment Guidelines
         Illiquid Securities. Up to 10% of the assets of each Fund may be invested in securities that are not readily marketable, including, where applicable: (1) repurchase agreements with maturities greater than seven calendar days; (2) time deposits maturing in more than seven calendar days; (3) certain instruments, futures contracts and options thereon for which there is no liquid secondary market; (4) certain over-the-counter options, as described in Part B; (5) certain variable rate demand notes having a demand period of more than seven days; and (6) certain Rule 144A restricted securities (Rule 144A securities for which a dealer or institutional market exists will not be considered illiquid).

         Restricted Securities. The Enterprise, U.S. Growth, World Growth and New Pacific Funds may invest in restricted securities. Restricted securities are securities with legal or contractual restrictions on resale. Restricted securities eligible for resale pursuant to Rule 144A that have a readily available market will not be considered illiquid for purposes of the Funds' investment restriction concerning illiquid securities.

         Other Guidelines. In addition, each Fund may invest up to 5% of its assets in the securities of issuers which have been in continuous operation for less than three years. Each Fund may also borrow from banks for temporary or other emergency purposes, but not for investment purposes, in an amount up to one-third of its total assets, and may pledge its assets to the same extent in connection with such borrowings. Whenever these borrowings, including reverse repurchase agreements, exceed 5% of the value of a Fund's total assets, the Fund will not purchase any securities. Except for the limitations on borrowing, the investment guidelines set forth in this paragraph may be changed at any time without shareholder consent by vote of the Board of Directors. A complete list of investment restrictions that identifies additional restrictions that cannot be changed without the approval of a majority of an affected Fund's outstanding shares (as well as other non-fundamental restrictions) is contained in Part B.

Risk Factors and Special Considerations
         Fixed-Income Securities. The market value of fixed-income obligations held by the Funds and, consequently, the net asset value per share of the Funds investing in fixed-income securities can be expected to vary inversely to changes in prevailing interest rates. When interest rates are falling, the inflow of net new money to a Fixed-Income Fund will likely be invested in instruments producing lower yields than the balance of assets in the Fund, thereby reducing current yields. In periods of rising interest rates, the opposite can be expected to occur. In addition, obligations purchased by the Corporate Income Fund that are rated in the lowest of the top four ratings (Baa by Moody's or BBB by S&P) are considered to have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade securities. See Lower-Rated Securities, below.

         Foreign Investments. The World Growth Fund and the New Pacific Fund may invest substantially all of their assets in foreign investments. Certain of the Funds may invest the following percentages of their assets in foreign securities: the Enterprise Fund (15%), the U.S. Growth Fund (20%) and the Corporate Income Fund (10%). There are certain risks involved in investing in foreign securities, including those resulting from fluctuations in currency exchange rates, devaluation of currencies, future political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions, reduced availability of public information concerning issuers, and the fact that foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic companies. Although the Funds' Manager or sub-advisers do not intend to expose the Funds to such risks, with respect to certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of the Funds, including the withholding of dividends. When the Funds' Manager or sub-adviser believes that currency in which a Fund security or securities is denominated may suffer a decline against the United States dollar, it may hedge such risk by entering into a forward contract to sell an amount of foreign currency approximating the value of some or all of the Funds' portfolio securities denominated in such foreign currency.

         Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, and the Funds hold various foreign currencies from time to time, the value of the net assets of the Funds as measured in United States dollars will be affected favorably or unfavorably by changes in exchange rates. Generally, currency exchange transactions will be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the currency exchange market. The cost of currency exchange transactions will generally be the difference between the bid and offer spot rate of the currency being purchased or sold. In order to protect against uncertainty in the level of future foreign currency exchange rates, the Funds are authorized to enter into certain foreign transactions. Investors should be aware that exchange rate movements can be significant and can endure for long periods of time. The Manager and sub-advisers of the Funds attempt to manage exchange rate risk through active currency management.

         In addition, while the volume of transactions effected on foreign stock exchanges has increased in recent years, in most cases it remains appreciably below that of the New York Stock Exchange. Accordingly, the Funds' foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of United States companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of United States issuers, may affect portfolio liquidity. In buying and selling securities on foreign exchanges, the Funds normally pay fixed commissions that are generally higher than the negotiated commissions charged in the United States. In addition, there is generally less governmental supervision and regulation of securities exchanges, brokers and issuers in foreign countries than in the United States.


         The World Growth Fund and the New Pacific Fund may purchase foreign equity and debt securities that are listed on a principal foreign securities exchange or over-the-counter market, represented by American Depositary Receipts
(ADRs) or American Depositary Shares (ADSs). An ADR or ADS facility may be either a "sponsored" or "unsponsored" arrangement. In a sponsored arrangement, the foreign issuer establishes the facility, pays some or all the depository's fees, and usually agrees to provide shareholder communications. In an unsponsored arrangement, the foreign issuer is not involved and the ADR or ADS holders pay the fees of the depository. Depository banks arrange unsponsored ADR and ADS facilities, either upon their initiative or at the urging of large shareholders of or dealers in the foreign securities.


         Unsponsored ADRs or ADSs may involve more risk to the Fund than sponsored ADRs or ADSs due to the additional costs involved to the Fund, the relative illiquidity of the issue in U.S. markets, and the possibility of higher trading costs in the over the counter market as opposed to exchange-based trading. The Funds will take these and other risk considerations into account before making an investment in an unsponsored ADR or ADS.

         Investments in foreign securities offer potential benefits not available from investments in securities of domestic issuers. Such benefits include the opportunity to invest in securities that appear to offer greater potential for long-term capital appreciation than investments in domestic securities, and to reduce fluctuations in Fund value by taking advantage of foreign stock markets that do not move in a manner parallel to U.S. markets.

         Lower-Rated Securities. The following Funds may invest the following percentages of their total assets in debt securities rated lower than Baa by Moody's or BBB by S&P: U.S. Growth Fund (10%) and Corporate Income Fund (35%). Prices for securities rated below investment grade may be affected by legislative and regulatory developments. Securities rated Ba\BB or lower are commonly referred to as "junk bonds." See Description of Security Ratings in Appendix A.

         Securities rated below investment grade as well as unrated securities usually entail greater risk (including the possibility of default or bankruptcy of the issuers), and generally involve greater price volatility and risk of principal and income, and may be less liquid, than securities in higher rated categories. Both price volatility and illiquidity may make it difficult for the Fund to value certain of these securities at certain times and these securities may be difficult to sell under certain market conditions. Prices for securities rated below investment grade may be affected by legislative and regulatory developments.

         Borrowing. Each of the Funds may borrow money for temporary or emergency purposes in amounts not in excess of one-third of each Fund's total assets. If a Fund borrows money, its share price may be subject to greater fluctuation until the borrowing is repaid. If a Fund makes additional investments while borrowings are outstanding, this may be construed as a form of leverage. None of the Funds, except for the Enterprise and U.S. Growth Funds, will purchase additional securities when money borrowed exceeds 5% of the Fund's total assets.

         Securities Lending. Each Fund may lend securities with a value of up to one-third of its total assets to broker/dealers, institutions and other persons as a means of earning additional income. Any such loan shall be continuously secured by collateral at least equal to 100% of the value of the security being loaned. If the collateral is cash, it may be invested in short-term securities, U.S. government obligations or certificates of deposit. Each Fund will retain the evidence of ownership of any loaned securities and will continue to be entitled to the interest or dividends payable on the loaned securities. In addition, the Fund will receive interest on the loan. The loan will be terminable by the Fund at any time and will not be made to affiliates of the Fund, the Manager or the respective sub-adviser. The Fund may pay reasonable finder's fees to persons unaffiliated with it in connection with the arrangement of loans.

         If the other party to a securities loan becomes bankrupt, a Fund could experience delays in recovering its securities. To the extent that, in the meantime, the value of securities loans has increased, the Fund could experience a loss.

         Temporary Defensive Position. For temporary defensive purposes when the Manager or sub-adviser determines that market conditions warrant, each Fund may invest up to 100% of its assets in money market instruments. To the extent a Fund is engaged in a temporary defensive position, the Fund will not be pursuing its investment objective. Each Fund may also hold a portion of its assets in cash for liquidity purposes.


         Portfolio Turnover. The portfolio turnover rates for the past two fiscal years for the Funds were as follows:

                                       Period Ended               Year Ended
                 Fund                October 31, 1996          October 31, 1995
                 ----                ----------------          ----------------

         Enterprise Fund                   92%                       106%
         U.S. Growth Fund                 131%                        58%
         World Growth Fund                 21%                         9%
         New Pacific Fund                 163%                       163%
         Federal Bond Fund                196%                       227%
         Corporate Income Fund             68%                       119%



         High turnover in any Fund could result in additional brokerage commissions to be paid by the Fund. In addition, high portfolio turnover may also mean that a proportionately greater amount of distributions to shareholders will be taxed as ordinary income rather than long-term capital gains compared to investment companies with lower portfolio turnover. See Dividends, Distributions and Taxes.

CLASSES OF SHARES

         The Distributor serves as the national distributor for each Fund. Shares may be purchased directly by contacting a Fund or its agent or through authorized investment dealers. All purchases of shares are at net asset value. There is no front-end or contingent deferred sales charge.

Investment instructions given on behalf of participants in an employer-sponsored retirement plan are made in accordance with directions provided by the employer. Employees considering purchasing shares as part of their retirement program should contact their employer for details.


         Shares of each Class are available for purchase only by: (a) retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business and rollover individual retirement accounts from such plans; (b) tax-exempt employee benefit plans of the Manager, or its affiliates and securities dealer firms with a selling agreement with the Distributor; (c) institutional advisory accounts of the Manager, or its affiliates and those having client relationships with Delaware Investment Advisers, a division of the Manager, or its affiliates and their corporate sponsors, as well as subsidiaries and related employee benefit plans and rollover individual retirement accounts from such institutional advisory accounts; (d) a bank, trust company and similar financial institution investing for its own account or for the account of its trust customers for whom such financial institution is exercising investment discretion in purchasing shares of the Class, except where the investment is part of a program that requires payment to the financial institution of a Rule 12b-1 Plan fee; and (e) registered investment advisers investing on behalf of clients that consist solely of institutions and high net-worth individuals having at least $1,000,000 entrusted to the adviser for investment purposes, but only if the adviser is not affiliated or associated with a broker or dealer and derives compensation for its services exclusively from its clients for such advisory services.

Class A Shares, Class B Shares and Class C Shares
         In addition to offering Institutional Class shares, each Fund also offers Class A Shares, Class B Shares and Class C Shares, which are described in a separate prospectus relating only to those classes. Class A Shares carry a front-end sales charge and have annual 12b-1 expenses equal to a maximum of 0.35%. The maximum front-end sales charge as a percentage of the offering price is 4.75% and is reduced on certain transactions of $100,000 or more. Class B Shares and Class C Shares have no front-end sales charge but are subject to annual 12b-1 expenses equal to a maximum of 1%. Class B Shares and Class C Shares and certain Class A Shares may be subject to a contingent deferred sales charge upon redemption. To obtain a prospectus relating to such classes, contact the Distributor by writing to the address or by calling the phone numbers listed on the back cover of this Prospectus.

HOW TO BUY SHARES

         Each Fund makes it easy to invest by mail, by wire, by exchange and by arrangement with your investment dealer. In all instances, investors must qualify to purchase shares of the Classes.


Investing Directly by Mail
1. Initial Purchases--An Investment Application or, in the case of a retirement account, an appropriate retirement plan application, must be completed, signed and sent with a check payable to the specific Fund and Class selected, to Delaware Group at 1818 Market Street, Philadelphia, PA 19103.

2. Subsequent Purchases--Additional purchases may be made at any time by mailing a check payable to the specific Fund and Class selected. Your check should be identified with your name(s) and account number.

Investing Directly by Wire
         You may purchase shares by requesting your bank to transmit funds by wire to CoreStates Bank, N.A., ABA #031000011, account number 1412893401 (include your name(s) and your account number for the Fund and Class in which you are investing).

1. Initial Purchases--Before you invest, telephone the Client Services Department at 800-828-5052 to get an account number. If you do not call first, it may delay processing your investment. In addition, you must promptly send your Investment Application or, in the case of a retirement account, an appropriate retirement plan application, to the specific Fund and Class selected, to Delaware Group at 1818 Market Street, Philadelphia, PA 19103.

2. Subsequent Purchases--You may make additional investments anytime by wiring funds to CoreStates Bank, N.A., as described above. You must advise your Client Services Representative by telephone at 800-828-5052 prior to sending your wire.

Investing by Exchange
         If you have an investment in another mutual fund in the Delaware Group and you qualify to purchase shares of a Class, you may write and authorize an exchange of part or all of your investment into shares of the Fund. However, Class B Shares and Class C Shares of each Fund and the Class B Shares and Class C Shares of the other funds in the Delaware Group offering such a class of shares may not be exchanged into the Classes. If you wish to open an account by exchange, call your Client Services Representative at 800-828-5052 for more information.

Investing through Your Investment Dealer
         You can make a purchase of shares of the Funds through most investment dealers who, as part of the service they provide, must transmit orders promptly to a Fund. They may charge for this service.


Purchase Price and Effective Date
         The purchase price (net asset value) is determined as of the close of regular trading on the New York Stock Exchange (ordinarily, 4 p.m., Eastern time) on days when the Exchange is open.

         The effective date of a purchase made through an investment dealer is the date the order is received by the Fund in which the shares are being purchased. The effective date of a direct purchase is the day your wire, electronic transfer or check is received, unless it is received after the time the share price is determined, as noted above. Purchase orders received after such time will be effective the next business day.

The Conditions of Your Purchase
         Each Fund reserves the right to reject any purchase order. If a purchase is canceled because your check is returned unpaid, you are responsible for any loss incurred. Each Fund can redeem shares from your account(s) to reimburse itself for any loss, and you may be restricted from making future purchases in any of the funds in the Delaware Group. Each Fund reserves the right to reject purchases by third-party checks or checks that are not drawn on a domestic branch of a United States financial institution. If a check drawn on a foreign financial institution is accepted, you may be subject to additional bank charges for clearance and currency conversion.

         Each Fund also reserves the right, upon 60 days' written notice, to involuntarily redeem accounts that remain under $250 as a result of redemptions.

REDEMPTION AND EXCHANGE

         Redemption and exchange requests made on behalf of participants in an employer-sponsored retirement plan are made in accordance with directions provided by the employer. Employees should therefore contact their employer for details.


         Your shares will be redeemed or exchanged at a price equal to the net asset value next determined after the Fund receives your request in good order. For example, redemption and exchange requests received in good order after the time the net asset value of shares is determined will be processed on the next business day. See Purchase Price and Effective Date under How to Buy Shares. Except as otherwise noted below, for a redemption request to be in "good order," you must provide your Class account number, account registration, and the total number of shares or dollar amount of the transaction. With regard to exchanges, you must also provide the name of the fund you want to receive the proceeds. Exchange instructions and redemption requests must be signed by the record owner(s) exactly as the shares are registered. You may also request a redemption or an exchange by calling a Fund at 800-828-5052. Redemption proceeds will be distributed promptly, as described below, but not later than seven days after receipt of a redemption request.

                  All exchanges involve a purchase of shares of the fund into which the exchange is made. As with any purchase, an investor should obtain and carefully read that fund's prospectus before buying shares in an exchange. The prospectus contains more complete information about the fund, including charges and expenses.

         Each Fund will process written and telephone redemption requests to the extent that the purchase orders for the shares being redeemed have already settled. Each Fund will honor written redemption requests as to shares for which a check was tendered as payment, but neither Fund will mail or wire the proceeds until it is reasonably satisfied that the check has cleared, which may take up to 15 days from the purchase date. You can avoid this potential delay if you purchase shares by wiring Federal Funds. Each Fund reserves the right to reject a written or telephone redemption request or delay payment of redemption proceeds if there has been a recent change to the shareholder's address of record.

         Shares of a Class may be exchanged into any other Delaware Group mutual fund provided: (1) the investment satisfies the eligibility and other requirements set forth in the prospectus of the fund being acquired, including the payment of any applicable front-end sales charge; and (2) the shares of the fund being acquired are in a state where that fund is registered. If exchanges are made into other shares that are eligible for purchase only by those permitted to purchase shares of the Classes, such exchange will be exchanged at net asset value. Shares of the Classes may not be exchanged into Class B Shares or Class C Shares of any of the funds in the Delaware Group. A Fund may suspend, terminate, or amend the terms of the exchange privilege upon 60 days' written notice to shareholders.

         Various redemption and exchange methods are outlined below. No fee is charged by the Funds or the Distributor for redeeming or exchanging your shares, although in the case of an exchange, a sales charge may apply. You may also have your investment dealer arrange to have your shares redeemed or exchanged. Your investment dealer may charge for this service.

         All authorizations given by shareholders, including selection of any of the features described below, shall continue in effect until such time as a written revocation or modification has been received by a Fund or its agent.

Written Redemption and Exchange
         You can write to a Fund at 1818 Market Street, Philadelphia, PA 19103 to redeem some or all of your shares or to request an exchange of any or all your shares into another mutual fund in the Delaware Group, subject to the same conditions and limitations as other exchanges noted above. The request must be signed by all owners of the account or your investment dealer of record.

         For redemptions of more than $50,000, or when the proceeds are not sent to the shareholder(s) at the address of record, each Fund requires a signature by all owners of the account and may require a signature guarantee. Each signature guarantee must be supplied by an eligible guarantor institution. Each Fund reserves the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness. A Fund may require further documentation from corporations, executors, retirement plans, administrators, trustees or guardians.

         Payment is normally mailed the next business day after receipt of your redemption request. Certificates are issued for shares only if you submit a specific request. If your shares are in certificate form, the certificate must accompany your request and also be in good order.

         You also may submit your written request for redemption or exchange by facsimile transmission at the following number: 215-255-8864.

Telephone Redemption and Exchange
         To get the added convenience of the telephone redemption and exchange methods, you must have the Transfer Agent hold your shares (without charge) for you. If you choose to have your shares in certificate form, you may redeem or exchange only by written request and you must return your certificates.

         The Telephone Redemption - Check to Your Address of Record service and the Telephone Exchange service, both of which are described below, are automatically provided unless you notify the Fund in which you are investing in writing that you do not wish to have such services available with respect to your account. Each Fund reserves the right to modify, terminate or suspend these procedures upon 60 days' written notice to shareholders. It may be difficult to reach a Fund by telephone during periods when market or economic conditions lead to an unusually large volume of telephone requests.

         Neither the Funds nor their Transfer Agent is responsible for any shareholder loss incurred in acting upon written or telephone instructions for redemption or exchange of Fund shares which are reasonably believed to be genuine. With respect to such telephone transactions, a Fund will follow reasonable procedures to confirm that instructions communicated by telephone are genuine (including verification of a form of personal identification) as, if it does not, the Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent transactions. A written confirmation will be provided for all purchase, exchange and redemption transactions initiated by telephone. By exchanging shares by telephone, you are acknowledging prior receipt of a prospectus for the fund into which your shares are being exchanged.

Telephone Redemption-Check to Your Address of Record
         You or your investment dealer of record can have redemption proceeds of $50,000 or less mailed to you at your address of record. Checks will be payable to the shareholder(s) of record. Payment is normally mailed the next business day after receipt of the redemption request.

Telephone Redemption-Proceeds to Your Bank
         Redemption proceeds of $1,000 or more can be transferred to your predesignated bank account by wire or by check. You should authorize this service when you open your account. If you change your predesignated bank account, you must submit a written authorization and you may need to have your signature guaranteed. For your protection, your authorization must be on file. If you request a wire, your funds will normally be sent the next business day. If you ask for a check, it will normally be mailed the next business day after receipt of your redemption request to your predesignated bank account. There are no fees for this redemption method, but the mail time may delay getting funds into your bank account. Simply call your Client Services Representative prior to the time the net asset value is determined, as noted above.


Telephone Exchange
         You or your investment dealer of record can exchange shares into any fund in the Delaware Group under the same registration. As with the written exchange service, telephone exchanges are subject to the same conditions and limitations as other exchanges noted above. Telephone exchanges may be subject to limitations as to amounts or frequency.

DIVIDENDS, DISTRIBUTIONS AND TAXES

         The tax discussion set forth below is included for general information only. Investors should consult their own tax advisers concerning the federal, state, local or foreign tax consequences of an investment in a Fund.

         The Fixed-Income Funds accrue dividends from net investment income and usually distribute such accrued dividends to shareholders monthly. The Equity Funds declare dividends from net investment income and usually distribute such accrued dividends to shareholders at least annually. All capital gains, if any, are distributed annually, usually in December. When a capital gain dividend is declared, the net asset value per share is reduced by the amount of the dividend. Investors considering buying shares of one of the Funds just prior to a record date for a taxable dividend or capital gain distribution should be aware that, regardless of whether the price of the Fund shares to be purchased reflects the amount of the forthcoming dividend or distribution payment, any such payment will be a taxable dividend or distribution payment.

         Both dividends and distributions, if any, are automatically reinvested in your account at net asset value.

         Each Fund has qualified and intends to continue to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended. In any fiscal year in which a Fund so qualifies and distributes to shareholders its net investment income and net realized capital gains, the Fund will be relieved of federal income tax. It is each Fund's policy to distribute to the shareholders all of its net investment income and capital gains realized during each fiscal year.


         Under current law for each of the Funds, dividends paid from net investment income and distributions of net realized short-term capital gains are taxable to shareholders who are subject to income taxes as ordinary income, regardless of how long shareholders have held their Fund shares. Distributions of net realized long-term capital gains will be taxable to shareholders as long-term capital gains, regardless of how long shareholders have held Fund shares. Furthermore, as a general rule, a shareholder's gain or loss on a sale or redemption of Fund shares will be a long-term capital gain or loss if the shareholder has held the shares for more than one year and will be a short-term capital gain or loss if the shareholder has held the shares for one year or less. Some of the Funds' dividends declared from net investment income may qualify for the federal dividends-received deduction for corporations. The investor will be notified each year as to the amount and federal tax status of all dividends and capital gains paid during the prior year. Such dividends and capital gains may also be subject to state or local taxes. For the fiscal year ended October 31, 1996, 23% and 13% of the dividends from net investment income of, respectively, World Growth Fund and New Pacific Fund were eligible for the dividends-received deduction to corporations.


         A portion of each Fund's income, including income from repurchase agreements and gains from options and futures transactions may be taxable to shareholders as ordinary income. Long-term capital gains from options and futures transactions may be taxable to shareholders as ordinary income. Long-term capital gains distributions, if any, are taxable as long term capital gains, regardless of the length of time a shareholder has owned shares. Short-term capital gains and other taxable income distributions are taxable as ordinary income.

         Although dividends generally will be treated as distributed when paid, dividends which are declared in October, November or December to shareholders of record on a specified date in one of those months, but which, for operational reasons, may not be paid to the shareholder until the following January, will be treated for tax purposes as if paid by a Fund and received by the shareholder on December 31 of the year declared.

         If an investor has not furnished a certified correct taxpayer identification number (generally a Social Security number) and has not certified that withholding does not apply, or if the Internal Revenue Service has notified a Fund that the taxpayer identification number listed on the investor's account is incorrect according to their records or that the investor is subject to backup withholding, federal law generally requires the Fund to withhold 31% from any dividends and/or redemptions (including exchange redemptions). Amounts withheld are applied to the investor's federal tax liability; a refund may be obtained from the Internal Revenue Service if withholding results in overpayment of taxes. Federal law also requires the Funds to withhold 30% or the applicable tax treaty rate from dividends paid to certain nonresident alien, non-U.S. partnership and non-U.S. corporation shareholder accounts.

         In addition to federal taxes, shareholders may be subject to state and local taxes on distributions. Distributions of interest income and capital gains realized from certain types of U.S. government securities may be exempt from state personal income taxes. Shares of each Fund are exempt from Pennsylvania county personal property taxes.

         Certain Funds may be required to pay withholding and other taxes imposed by foreign countries in connection with their investments outside the U.S. generally at rates from 10% to 40%, which would reduce these Funds' investment income.

         Certain income received by the World Growth and New Pacific Funds may be subject to foreign taxes. If more than 50% of the value of the Fund's total assets at the close of any taxable year consists of securities of foreign corporations, the Fund may elect to treat any foreign taxes paid by it as paid by its shareholders. If a Fund makes this election, its shareholders will generally be required to include in income their respective pro-rata positions in computing their taxable income or, alternatively, to claim foreign tax credits (subject, in either case, to certain limitations). Each year that a Fund makes such an election, it will report to its shareholders the amount per share of foreign taxes it has elected to have treated as paid by its shareholders.

         See Dividends, Distributions and Taxes in Part B for additional information on tax matters relating to each Fund and its shareholders.

CALCULATION OF NET ASSET VALUE PER SHARE

         The net asset value ("NAV") per share is computed by adding the value of all securities and other assets in the portfolio, deducting any liabilities (expenses and fees are accrued daily) and dividing by the number of shares outstanding. Portfolio securities for which market quotations are available are priced at market value. Short-term investments having a maturity of less than 60 days are valued at amortized cost, which approximates market value. All other securities are valued at their fair value as determined in good faith and in a method approved by Adviser Funds, Inc.'s Board of Directors. See Determining Offering Price and Net Asset Value in Part B.

         The purchase and redemption price of a Class is the NAV per share of the Class next computed after the order is received. The NAV is computed as of the close of regular trading on the New York Stock Exchange (ordinarily, 4 p.m., Eastern time) on days when the Exchange is open.

         The net asset values of all outstanding shares of each class of a Fund will be computed on a pro-rata basis for each outstanding share based on the proportionate participation in the Fund represented by the value of shares of that class. All income earned and expenses incurred by a Fund will be borne on a pro-rata basis by each outstanding share of a class, based on each class' percentage in the Fund represented by the value of shares of such classes, except that the Classes will not incur any of the expenses under Adviser Funds, Inc.'s 12b-1 Plans and each Fund's Class A Shares, Class B Shares and Class C Shares alone will bear the 12b-1 Plan fees payable under their respective Plans. Due to the specific distribution expenses and other costs that will be allocable to each class, the net asset value of and dividends paid to each class of a Fund may vary.

MANAGEMENT OF THE FUNDS

Directors
         The business and affairs of Adviser Funds, Inc. are managed under the direction of its Board of Directors. Part B contains additional information regarding the directors and officers.

Investment Manager
         Delaware Management Company, Inc. (the "Manager") furnishes investment management services to each Fund.


                  The Manager and its predecessors have been managing the funds in the Delaware Group since 1938. On October 31, 1996, the Manager and its affiliates within the Delaware Group, including Delaware International Advisers Ltd., were managing in the aggregate more than $30 billion in assets in the various institutional or separately managed (approximately $19,214,690,000) and investment company (approximately $11,539,873,000) accounts.


         The Manager is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc. ("DMH"). In turn, DMH is a wholly owned subsidiary, and subject to the ultimate control, of Lincoln National Corporation ("Lincoln National"). Lincoln National, with headquarters in Fort Wayne, Indiana, is a diversified organization with operations in many aspects of the financial services industry, including insurance and investment management.

         The Manager administers the affairs of and is ultimately responsible for the investment management of each of the Funds under separate Investment Management Agreements with Adviser Funds, Inc. on behalf of each Fund dated May 4, 1996.

         Investment Management Agreements. The Investment Management Agreements were approved by the Board of Directors of Adviser Funds, Inc., including a majority of the directors who are not "interested persons" of Adviser Funds, Inc., on February 23, 1996 and approved by the respective shareholders of the Funds at a shareholder meeting held on May 3, 1996. See Restructuring of the Funds, below.

         Under the Investment Management Agreements, the Manager receives advisory fees monthly based upon each Fund's average daily net assets at the following annual rates:

               Enterprise Fund                      0.80%
               U.S. Growth Fund                     0.70%
               World Growth Fund                    1.10%
               New Pacific Fund                     0.80%
               Federal Bond Fund                    0.30%
               Corporate Income Fund                0.30%

         The Manager elected voluntarily to waive that portion, if any, of its investment advisory fees and to reimburse a Fund's expenses to the extent necessary to ensure that a Fund's expenses do not exceed the amounts noted under Summary of Expenses.

         The advisory fees for the Enterprise, World Growth and New Pacific Funds, while higher than the advisory fees paid by other mutual funds in general, are comparable to fees paid by other mutual funds with similar objectives and policies.


         For the fiscal year ended October 31, 1996, the following investment management fees based on a percentage of a Fund's average daily net assets were incurred and reflect the voluntary waiver described above:

                                     Earned                    Paid
  Enterprise Fund                    0.80%                     0.72%
  U.S. Growth Fund                   0.70%                     0.62%
  World Growth Fund                  1.10%                     0.34%
  New Pacific Fund                   0.95%*                    none
  Federal Bond Fund                  0.30%                     none
  Corporate Income Fund              0.30%                     none

* The Board of Directors approved a reduction from 1.10% to 0.80% in the investment advisory fee for New Pacific Fund effective the close of business May 3, 1996.


         The Investment Management Agreements will continue in effect for a period of two years from the date of their execution, and will continue annually thereafter if approved by a vote of a majority of the directors who are not interested persons of Adviser Funds, Inc. or the Manager, at a meeting called for the purpose of voting on such approval. The Investment Management Agreements may be terminated without penalty at any time (1) on 60 days' written notice, by vote of a majority of the Board of directors of Adviser Funds, Inc., (2) on 60 days' written notice, by vote of a majority of the outstanding voting securities of the Funds, or (3) on 60 days' written notice by the Manager. The Investment Management Agreements terminate automatically in the event of "assignment." The terms "assignment," "majority of outstanding voting securities" and "interested person" are as defined in the 1940 Act.

Investment Sub-Advisers
         Pursuant to a sub-advisory agreement with the Manager (the "Sub-Advisory Agreement" or, collectively, the "Sub-Advisory Agreements"), each Fund's sub-adviser participates in the management of its respective Fund's assets, is responsible for the day-to-day investment management of the Fund, makes investment decisions for the Fund in accordance with the Fund's investment objective and stated policies and places orders on behalf of the Fund to effect the investment decisions made. The Manager continues to have ultimate responsibility for all investment advisory services in connection with the management of the Funds pursuant to the Investment Management Agreement and supervises the sub-advisers' performance of such services.

         The following registered investment advisers act as sub-advisers (the "Sub-Advisers" or individually the "Sub-Adviser") to the Manager with respect to the management of the assets of the Funds as indicated below.

         LIM, Sub-Adviser to the Manager with respect to management of the assets of the Corporate Income Fund and the Federal Bond Fund, 200 East Berry Street, Fort Wayne, Indiana 46802, is an indirect, wholly owned subsidiary of Lincoln National and an affiliate of the Manager. LIM acts as investment adviser to several registered investment companies in addition to those Funds. LIM also provides investment services to Lincoln National and its principal subsidiaries and acts as investment adviser to the other clients. As of October 31, 1996, LIM had total assets under management in excess of $39 billion. Timothy J. Policinski has had primary responsibility for making investment decisions for Federal Bond Fund and Corporate Income Fund since January 1995. Mr. Policinski currently serves as a Second Vice President and a Portfolio Manager for LIM. Mr. Policinski joined Lincoln in 1978 and has held several investment-related positions including management of annuity and pension assets in excess of $3 billion. He also has experience in short-term investments and cash management. He holds a BS in economics and an MBA from Indiana University. He is also a candidate for CFA designation.

         Lynch & Mayer, Inc., Sub-Adviser to the Manager with respect to management of the assets of the Enterprise Fund and the U.S. Growth Fund, 520 Madison Avenue, New York, New York 10022, is an indirect, wholly owned subsidiary of Lincoln National and an affiliate of the Manager. Lynch & Mayer, Inc. provides investment advice to pension funds, foundations, endowments, trusts and high net worth individuals and families and had assets under management, as of October 31, 1996, in excess of $6.1 billion. Edward J. Petner and Kevin P. Ferguson have had primary responsibility for making investment decisions for Enterprise Fund since the Fund's inception. Philip C. Coburn joined Mr. Petner and Mr. Ferguson in making investment decisions for the Funds on October 31, 1996. Mr. Petner currently serves as President and Co-Chief Executive Officer of Lynch & Mayer, Inc. Before joining Lynch & Mayer, Inc. in 1983, Mr. Petner received a BA from Duquesne University in 1981 and an MBA from the Wharton School in 1983. Mr. Ferguson serves as Senior Vice President for Lynch & Mayer, Inc. Before joining Lynch & Mayer, Inc. in 1992, he was a Senior Financial Analyst for American Express. Mr. Ferguson received a BS from Boston College in 1986 and an MBA from New York University in 1992. Mr. Coburn serves as Vice President for Lynch & Mayer, Inc. Before joining Lynch & Mayer in 1994, he was an Institutional Equity Trader for C. J. Lawrence. Mr. Coburn received a BA from Brown University in 1987 and an MBA from The Wharton School in 1994.

         Anthony A. Segalas has had primary responsibility for making investment decisions for U.S. Growth Fund since Lynch & Mayer, Inc. assumed sub-advisory of the Fund in 1996. Mr. Segalas serves as Senior Vice President for Lynch & Mayer, Inc. Before joining Lynch & Mayer, Inc. in 1984, Mr. Segalas was Assistant Treasurer/Pension Trust for Chase Manhattan Bank, N.A. He received a BS from Boston University in 1980 and an MBA from Fordham University in 1985.

         Walter Scott & Partners Limited, Sub-Adviser to the Manager with respect to management of the assets of the World Growth Fund, Millburn Tower, Gogar, Edinburgh, Scotland EH12 9BS, provides investment advice to pension funds and foundations and had assets under management, as of October 31, 1996, in excess of $3.5 billion. Walter Scott & Partners Limited uses a team of Fund managers to provide the advisory services to World Growth Fund pursuant to the Sub-Advisory Agreement.

         John Govett & Company Limited, Sub-Adviser to the Manager with respect to management of the assets of the New Pacific Fund, Shackleton House, 4 Battlebridge Lane, London, England SE1 2HR, provides investment advice to investment trusts, investment companies, mutual funds and pension funds and had assets under management, as of October 31, 1996, of $5.4 billion. Peter Robson has had primary responsibility for making investment decisions for New Pacific Fund since the Fund's inception. Mr. Robson currently serves as a Senior Portfolio Manager and Director for John Govett & Company Limited and specializes in the management of Far Eastern investments. Before joining John Govett & Company Limited in 1990, Mr. Robson was with BZW Investment Management where he managed UK unit trusts before moving to specialize in Far Eastern Markets. Mr. Robson is a graduate of Oxford University, and was commissioned into the 1st Queen's Dragoon Guards in 1985.

         The sub-advisers receive subadvisory fees from the Manager for their services calculated in accordance with the schedule set forth below. The Funds do not pay any fees to the sub-advisers.

Fund                                   Sub-Adviser                                       Annual Fee
----                                   -----------                                       ----------

U.S. Growth Fund                     Lynch & Mayer, Inc.                                    0.40%

World Growth Fund                    Walter Scott & Partners Limited                        0.80%

New Pacific Fund                     John Govett & Company Limited                          0.50%

Corporate Income Fund                Lincoln Investment Management, Inc.                    0.30%

Federal Bond Fund                    Lincoln Investment Management, Inc.                    0.30%

Enterprise Fund                      Lynch & Mayer, Inc.                                    0.50% on the first
                                                                                            $150 million and 0.35% on
                                                                                            assets over $150 million

Custodian
         The Chase Manhattan Bank serves as Custodian for each of the Funds and, in that capacity, has custody of the Funds' securities. Its mailing address is 4 Chase Metrotech Center, Brooklyn, NY 11245. The Chase Manhattan Bank is not involved in the investment decisions made with respect to the Funds.

Execution of Fund Transactions
         Each Fund uses its best efforts to obtain the best available price and most favorable execution for portfolio transactions. Orders may be placed with brokers or dealers who provide brokerage and research services to the Manager or its advisory clients. These services may be used by the Manager in servicing any of its accounts. Subject to best price and execution, each Fund may consider a broker/dealer's sales of Fund shares in placing portfolio orders and may place orders with broker/dealers that have agreed to defray certain Fund expenses such as custodian fees.

         Affiliates of the Manager, such as Lynch & Mayer, Inc., may act as a broker or futures commission merchant for Adviser Funds, Inc., provided that the commissions, fees or other remuneration it receives are fair and reasonable. See Execution of Fund Transactions in Part B.

Performance Information
         From time to time, the each Fund may quote total return performance or yield (if applicable) of its Class in advertising and other types of literature.

         Total return will be based on a hypothetical $1,000 investment, reflecting the reinvestment of all distributions at net asset value. Each presentation will include the average annual total return for one-, five- and ten year periods, as relevant. Each Fund may also advertise aggregate and average total return information concerning a Class over additional periods of time.

         The current yield will be calculated by dividing the annualized net investment income earned by the Class during a recent 30-day period by the net asset value per share on the last day of the period. The yield formula provides for semi-annual compounding which assumes that net investment income is earned and reinvested at a constant rate and annualized at the end of a six-month period.

         Because securities prices fluctuate, investment results will fluctuate over time and past performance should not be considered as a representation of future results.

Statements and Confirmations
         You will receive quarterly statements of your account summarizing all transactions during the period. A confirmation statement will be sent following all transactions other than those involving a reinvestment of dividends. You should examine statements and confirmations immediately and promptly report any discrepancy by calling your Client Services Representative.

Financial Information about the Funds
         Each fiscal year, you will receive an audited annual report and an unaudited semi-annual report. These reports provide detailed information about each Fund's investments and performance. Adviser Funds, Inc.'s fiscal year ends on October 31.

Distribution and Service
         The Distributor, Delaware Distributors, L.P. (which formerly conducted business as Delaware Distributors, Inc.), serves as the national distributor for each Fund under separate Distribution Agreements dated September 25, 1995. The Distributor bears all of the costs of promotion and distribution.

         The Transfer Agent, Delaware Service Company, Inc., serves as the shareholder servicing, dividend disbursing and transfer agent for each Fund under separate Agreements dated September 25, 1995. The directors annually review service fees paid to the Transfer Agent. Certain recordkeeping and other shareholder services that otherwise would be performed by the Transfer Agent may be performed by certain other entities and the Transfer Agent may elect to enter into an agreement to pay such other entities for those services. In addition, participant account maintenance fees may be assessed for certain recordkeeping provided as part of retirement plan and administration service packages. These fees are based on the number of participants in the plan and the various services selected. Fees will be quoted upon request and are subject to change.

         The Distributor and the Transfer Agent are also indirect, wholly owned subsidiaries of DMH and Lincoln National.

Expenses
         Each Fund is responsible for all of its own expenses other than those borne by the Manager under its Investment Management Agreements and those borne by the Distributor under its Distribution Agreements. The ratio of expenses to average daily net assets for each Class was as follows for the fiscal year ended October 31, 1996:

           Enterprise Fund Institutional Class              1.50%
           U.S. Growth Fund Institutional Class             1.48%
           World Growth Fund Institutional Class            1.50%
           New Pacific Fund Institutional Class             1.50%
           Federal Bond Fund Institutional Class            0.90%
           Corporate Income Fund Institutional Class        0.90%

         The expense ratio of each Class reflects the fee waiver and reimbursements. See Summary of Expenses for current fee waivers and reimbursements.

Restructuring of the Funds
         Until April 26, 1996, Adviser Funds, Inc. consisted of nine series of shares (the six current Funds as well as three other funds) and was named the Lincoln Advisor Funds, Inc. ("LAF"). On February 23, 1996, the LAF's Board of Directors approved a restructuring to integrate fully the LAF into the Delaware Group of funds. The restructuring provided, among other things, for the liquidation of three funds, other than the Funds; the appointment of Delaware Management Company, Inc. as the investment manager of each of the Funds; the appointment of the sub-advisers described in this Prospectus; the changes in the names as follows: Lincoln Enterprise Portfolio to Enterprise Fund; Lincoln U.S. Growth Portfolio to U.S. Growth Fund; Lincoln World Growth Portfolio to World Growth Fund; Lincoln New Pacific Portfolio to New Pacific Fund; Lincoln Government Income Portfolio to Federal Bond Fund; and Lincoln Corporate Income Portfolio to Corporate Income Fund; and the change of the LAF to Delaware Group Adviser Funds, Inc. The liquidations were completed on April 26, 1996 and following required shareholder approval of the investment management and sub-advisory arrangements at a meeting of shareholders held on May 3, 1996, the restructuring was consummated.

         In accordance with the restructuring, beginning May 6, 1996, the former Class D shares have been redesignated as the Institutional Class shares.

Other Shareholder Matters
         All shares of Adviser Funds, Inc. have equal voting rights and are entitled to one vote per share with proportional voting for fractional shares. As permitted by Maryland law, there will normally be no meetings of shareholders for the purpose of electing directors unless and until such time as fewer than a majority of the directors holding office have been elected by shareholders. At that time, the directors in office will call a shareholders meeting for election of directors. Shareholders have certain rights, including the right to call a meeting upon a vote of 10% of Adviser Funds, Inc.'s outstanding shares for the purpose of voting on the removal of one or more directors or to transact any other business. The shares do not have cumulative voting rights. Accordingly, the holders of a majority of the shares voting for the election of directors can elect all the directors. Shares of Adviser Funds, Inc., when issued, will be fully paid and non-assessable.

         In matters which only affect a particular Fund, the matter shall have been effectively acted upon by a majority vote of that Fund even though: (1) the matter has not been approved by a majority vote of any other Fund; or (2) the matter has not been approved by a majority vote of Adviser Funds, Inc.

         Each Fund also offers Class A Shares, Class B Shares and Class C Shares. Shares of those classes represent proportionate interests in the assets of the respective Fund and have the same voting and other rights and preferences as the Classes, except that shares of the Classes are not subject to, and may not vote on matters affecting, the Distribution Plans under Rule 12b-1 relating to the Class A Shares, Class B Shares and Class C Shares of the Funds.


         Initial investments into Adviser Funds, Inc. were made by American States Insurance Company ("ASI") and Lincoln National Life Insurance Company ("LNLIC"), both affiliates of the Manager. As of January 31, 1997, LIM held 23.84% of the outstanding shares of World Growth Fund Institutional Class, 10.40% of the outstanding shares of New Pacific Fund Institutional Class and 99.99% of the outstanding shares of Federal Bond Fund Institutional Class. In addition, as of January 31, 1997, ASI held 64.89% of the outstanding shares of Enterprise Fund A Class and 75.91% of the outstanding shares of U.S. Growth Fund A Class, LNLIC held 85.18% of the outstanding shares of World Growth Fund A Class, 82.75% of the outstanding shares of New Pacific Fund A Class, 97.36% of the outstanding shares of Federal Bond Fund A Class and 89.78% of the outstanding shares of Corporate Income Fund A Class. Subject to certain limited exceptions, there are no limitations on the Lincoln National Corporation affiliates' ability to redeem the shares of the Adviser Funds, Inc.
and they may do so at any time.


General Information

Shareholder Services
         Shareholder servicing, reporting and general shareholder services functions for each Fund are performed by Delaware Service Company, Inc., which maintains its offices at 1818 Market Street, Philadelphia, PA 19103.

Independent Accountants
         Adviser Funds, Inc.'s independent accountants are Coopers & Lybrand L.L.P., Eleven Penn Center Plaza, Philadelphia, PA 19103. Coopers & Lybrand L.L.P. conducts an annual audit of each Fund and consults with the Fund and each Fund as to matters of accounting, regulatory filings and federal and state income taxation.

IMPLEMENTATION OF INVESTMENT OBJECTIVES AND POLICIES

         In attempting to achieve their investment objectives and policies, the Funds may employ, among others, one or more of the strategies set forth below.

Convertible Securities
         The Funds may invest in securities that either have warrants or rights attached or are otherwise convertible into other or additional securities. A convertible security is typically a fixed-income security (a bond or preferred stock) that may be converted at a stated price within a specified period of time into a specified number of shares of common stock of the same or a different issuer. Convertible securities are generally senior to common stocks in a corporation's capital structure but are usually subordinated to similar non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from a common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in capital appreciation attendant upon a market price advance in the common stock underlying the convertible security. In general, the market value of a convertible security is at least the higher of its "investment value" (i.e., its value as a fixed-income security) or its "conversion value" (i.e., its value upon conversion into its underlying common stock). While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

U.S. Government Securities
         All of the Funds may invest in securities of the U.S. government. Securities guaranteed by the U.S. government include: (1) direct obligations of the U.S. Treasury (such as Treasury bills, notes and bonds) and (2) federal agency obligations guaranteed as to principal and interest by the U.S. Treasury (such as GNMA certificates and Federal Housing Administration debentures). For these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. government, and thus they are of the highest possible credit quality. Such securities are subject to variations in market value due to fluctuations in interest rates, but if held to maturity are deemed to be free of credit risk for the life of the investment.

         Securities issued by U.S. government instrumentalities and certain federal agencies are neither direct obligations of, nor guaranteed by, the U.S. Treasury. However, they generally involve federal sponsorship in one way or another: some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the U.S. Treasury; some are supported by the discretionary authority of the U.S. Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to, Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks, and Federal Home Loan Banks.

Mortgage-Backed Securities
         The Corporate Income and Federal Bond Funds may invest in various types of mortgage-backed securities. Mortgage-backed securities may be issued by governmental agencies (such as the Government National Mortgage Association ("GNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC")), by the Federal National Mortgage Association ("FNMA"), which is a federally chartered and privately-owned corporation, or by private financial institutions such as commercial banks, savings and loan associations, mortgage bankers and securities broker/dealers (or separate trusts or affiliates of such institutions established to issue these securities).

         Most mortgage-backed securities, including the securities issued by GNMA, FHLMC and FNMA, are so-called "pass-through" securities representing interests in a pool of underlying mortgage loans, on which the regular interest and principal payments (including any prepayments) are passed through to the holder of the securities. Although the mortgage loans in a pool will have stated maturities of up to 30 years, due to both normal principal repayment and prepayments, the average effective maturities of these securities will vary and will tend to be shorter than those of the underlying mortgages. Due to the prepayment feature and the need to reinvest prepayments of principal at current market rates, these securities can be less effective than typical bonds of similar maturities at "locking in" yields during periods of declining interest rates. Like other fixed-income investments, the value of mortgage-related securities will tend to rise when interest rates fall and to fall when interest rates rise. Their value may also change due to changes in the market's perception of the creditworthiness of the entity that issues or guarantees them. For additional information regarding mortgage-backed securities, see Part B.

         U.S. government securities may be acquired by the Funds in the form of separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury. The principal and interest components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently. Obligations of Resolution Funding Corporation are similarly divided into principal and interest components and maintained as such on the book-entry records of the Federal Reserve Banks.

         In addition, the Funds may invest in custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds in connection with programs sponsored by banks and brokerage firms. Such notes and bonds are held in custody by a bank on behalf of the owners of the receipts. These custodial receipts are known by various names, including "Treasury Receipts" ("Trs"), ("TIGRs") and "Certificates of Accrual on Treasury Securities" ("CATS"), and may not be deemed U.S.
government securities.

         The Funds may also invest from time to time in collective investment vehicles, the assets of which consist principally of U.S. government securities or other assets substantially collateralized or supported by such securities, such as government trust certificates.

         The U.S. government securities in which the Funds invest do not, in general, have as high a yield as more speculative securities or securities not supported by the U.S. government or its agencies or instrumentalities. When interest rates increase, the value of debt securities and shares of the Funds can be expected to decline.

Asset-Backed Securities
         The Federal Bond and Corporate Income Funds may purchase asset-backed securities, which represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool of assets similar to one another. Assets generating such payments will consist of motor vehicle installment purchase obligations, credit card receivables, other financial receivables and home equity loans. See Part B.

Repurchase Agreements
         The Funds may enter into repurchase agreements, under which a Fund buys a security (typically a U.S. government security or other money market security) and obtains a simultaneous commitment from the seller to repurchase the security at a specified time and price. The seller must maintain with the Adviser Funds, Inc.'s Custodian collateral equal to at least 100% of the repurchase price including accrued interest, as monitored daily by the Manager and/or sub-adviser. A Fund only will enter into repurchase agreements involving securities in which it could otherwise invest and with banks, brokers or dealers deemed by the Board of Directors to be creditworthy. If the seller under the repurchase agreement defaults, the Fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. If bankruptcy proceedings are commenced with respect to the seller, realization upon the collateral by the Fund may be delayed or limited.

         The funds in the Delaware Group have obtained an exemption from the joint-transaction prohibitions of Section 17(d) of the 1940 Act to allow the Delaware Group funds jointly to invest cash balances. The Funds may invest cash balances in a joint repurchase agreement in accordance with the terms of the Order and subject generally to the conditions described above.

When-Issued Securities and Firm Commitment Agreements
         All of the Funds may purchase securities on a delayed delivery or "when-issued" basis and enter into firm commitment agreements (transactions whereby the payment obligation and interest rate are fixed at the time of the transaction but the settlement is delayed). The transactions may involve either corporate, municipal or government securities. A Fund as a purchaser assumes the risk of any decline in value of the security beginning on the date of the agreement or purchase. The Funds may invest in when-issued securities in order to take advantage of securities that may be especially under or over valued when trading on a when-issued basis.

         Each Fund will segregate liquid assets such as cash, U.S. government securities or other appropriate high grade debt obligations in an amount sufficient to meet its payment obligations in these transactions. Although these transactions will not be entered into for leveraging purposes, to the extent a Fund's aggregate commitments under these transactions exceed its holdings of cash and securities that do not fluctuate in value (such as money market instruments), the Fund temporarily will be in a leveraged position (i.e., it will have an amount greater than its net assets subject to market risk). Should market values of a Fund's portfolio securities decline while Adviser Funds, Inc. is in a leveraged position, greater depreciation of its net assets would likely occur than were it not in such a position. The Funds will not borrow money to settle these transactions and, therefore, will liquidate other Fund securities in advance of settlement if necessary to generate additional cash to meet their obligations thereunder.

Money Market Instruments
         All of the Funds may invest in money market instruments without limit for temporary or defensive purposes. These are shorter-term debt securities generally maturing in one year or less which include (1) commercial paper (short-term notes up to 9 months issued by corporations or governmental bodies),
(2) commercial bank obligations (certificates of deposit (interest-bearing time deposits), bankers' acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity), and documented discount notes (corporate promissory discount notes accompanied by a commercial bank guarantee to pay at maturity)), (3) corporate bonds and notes (corporate obligations that mature, or that may be redeemed, in one year or less), (4) variable rate demand notes, short-term tax-exempt obligations and (5) savings association obligations (certificates of deposit issued by mutual savings banks or savings and loan associations). Although certain floating or variable rate obligations (securities which have a coupon rate that changes at least annually and generally more frequently) have maturities in excess of one year, they are also considered to be short-term debt securities.

Strategic Transactions
         General. The Funds may, but are not required to, utilize various other investment strategies as described below to hedge various market risks (such as interest rates, currency exchange rates, and broad or specific equity or fixed-income market movements), to manage the effective maturity or duration of fixed-income securities in the Fund's portfolio or to enhance potential gain. Such strategies are generally accepted as modern Fund management and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur. In the course of pursuing these investment strategies, the Fund may purchase and sell derivative securities. In particular, the Funds may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars, and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures (collectively, all the above are called "Strategic Transactions"). Strategic Transactions may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund resulting from securities markets or currency exchange rate fluctuations, to protect the Fund's unrealized gains in the value of its Fund securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of fixed-income securities in a Fund, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Any or all of these investment techniques may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of a Fund to utilize these Strategic Transactions successfully will depend on the Manager's or sub-adviser's ability to predict pertinent market movements, which cannot be assured. The Funds will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions involving financial futures and options thereon will be purchased, sold or entered into only for bona fide hedging, risk management or Fund management purposes and not for speculative purposes. Additional information relating to certain financial instruments or strategies is set forth below. In addition, see Special Risks of Strategic Transactions, below, for a discussion of certain risks.

         Limitations on Futures and Options Transactions. A Fund will not enter into any futures contract or option on a futures contract if, as a result, the sum of initial margin deposits on futures contracts and related options and premiums paid for options on futures contracts the Funds have purchased, after taking into account unrealized profits and losses on such contracts, would exceed 5% of the Fund's net asset value without reference to the definition of "bona fide hedging transactions and positions" under the Commodity Exchange Act, as amended, or unless the futures contract is covered by cash equivalent set-asides equal to the total contract value.

         In addition to the above limitations, each Fund will not (a) sell futures contracts, purchase put options or write call options if, as a result, more than 25% of a Fund's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, a Fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by a Fund would exceed 5% of the Fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.

         The limitations on the Funds' investments in futures contracts and options, and the Funds' policies regarding futures contracts and options discussed elsewhere are not fundamental policies and may be changed as regulatory agencies permit.

         Options Transactions. The Funds may purchase and write (i.e., sell) put and call options on securities and currencies that are traded on national securities exchanges or in the over-the-counter market to enhance income or to hedge their Funds. A call option gives the purchaser, in exchange for a premium paid, the right for a specified period of time to purchase securities or currencies subject to the option at a specified price (the exercise price or strike price). When a Fund writes a call option, the Fund gives up the potential for gain on the underlying securities in excess of the exercise price of the option.

         A put option gives the purchaser, in return for a premium, the right for a specified period of time to sell the securities or currencies subject to the option to the writer of the put at the specified exercise price. The writer of the put option, in return for the premium, has the obligation, upon exercise of the option, to acquire the securities underlying the option at the exercise price. A Fund might, therefore, be obligated to purchase the underlying securities for more than their current market price.

         The Funds will write only "covered" options. An option is covered if a Fund owns an offsetting position in the underlying security or maintains cash, U.S. government securities or other high-grade debt obligations with a value sufficient at all times to cover its obligations. See Part B.

         Forward Foreign Currency Exchange Contracts. The Funds may enter into forward foreign currency exchange contracts to protect the value of their Funds against future changes in the level of currency exchange rates. The Funds may enter into such contracts on a spot (i.e., cash) basis at the rate then prevailing in the currency exchange market or on a forward basis, by entering into a forward contract to purchase or sell currency at a future date. A Fund's dealings in forward contracts will be limited to hedging involving either specific transactions or Fund positions. Transaction hedging generally arises in connection with the purchase or sale of its Fund securities and accruals of interest or dividends receivable and Fund expenses. Position hedging generally arises with respect of existing Fund security or currency positions.

         Futures Contracts and Options Thereon. The Funds may purchase and sell financial futures contracts and options thereon which are exchange-listed or over-the-counter for certain hedging, return enhancement and risk management purposes in accordance with regulations of the CFTC. These futures contracts and related options will be on interest-bearing securities, financial indices and interest rate indices. A financial futures contract is an agreement to purchase or sell an agreed amount of securities at a set price for delivery in the future.

         A Fund may not purchase or sell futures contracts and related options if immediately thereafter the sum of the amount of initial margin deposits on the Fund's existing futures and options on futures and premiums paid on such related options would exceed 5% of the market value of the Fund's total assets. In addition, the value of all futures contracts sold will not exceed the total market value of the Fund.

         Swap Agreements. The Funds may enter into interest rate swaps, currency swaps, and other types of swap agreements such as caps, collars and floors. In an interest rate swap, one party agrees to make regular payments of a floating rate times a "notional" principal amount in return for payments of a fixed rate times the same amount. Swaps may also depend on other prices or rates such as the value of an index or mortgage prepayment rates.

         Swap agreements usually involve a small investment of cash relative to the magnitude of risk assumed. As a result, swaps can be very volatile and may substantially impact a Fund's performance. Swap agreements are also subject to the risk of a counterpart's ability to perform (i.e., creditworthiness). A Fund may also suffer losses if it is unable to terminate swap agreements or reduce exposure through offsetting transactions in a timely manner.

         Special Risks of Strategic Transactions. Participation in the options or futures markets and in currency exchange transactions involves investment risks and transaction costs to which a Fund would not be subject absent the use of these Strategic Transactions. If the Manager's and/or sub-adviser's prediction of movements in the direction of the securities, foreign currency and interest rate markets are inaccurate, the adverse consequences to a Fund may leave the Fund in a worse position than if such Strategic Transactions were not used. Risks inherent in the use of options, foreign current and futures contracts and options on futures contracts include (1) dependence on the Manager's and/or sub-adviser's ability to predict current movements in the direction of interest rates, securities prices and currency markets; (2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of securities being hedged; (3) the fact that skills need to use these strategies are different from those needed to select Fund securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time; (5) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences; and (6) the possible inability of a Fund to purchase or sell a Fund security at a time that otherwise would be favorable for it to do so, or the possible need for a Fund to sell a Fund security at a disadvantageous time, due to the need for a Fund to maintain "cover" or to segregate securities in connection with Strategic Transactions. Although the use of futures contracts and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchase of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized. The Strategic Transactions that the Funds may use and some of their risks are described more fully in Part B.

         Each Fund's ability to engage in Strategic Transactions is limited by the requirements of the Internal Revenue Code of 1986, as amended, for qualification as a regulated investment company. See Part B.

APPENDIX A - DESCRIPTION OF SECURITIES RATINGS

         Corporate Income Fund has the ability to invest up to 35% of its net assets in high yield, high risk fixed-income securities. The table set forth below shows asset composition, based on rating categories, of such securities held by the Fund. Certain securities may not be rated because the rating agencies were either not asked to provide ratings (e.g., many issuers of privately placed bonds do not seek ratings) or because the rating agencies declined to provide a rating for some reason, such as insufficient data. The table below shows the percentage of the Fund's high yield, high risk securities which are not rated. The information contained in the table was prepared based on a dollar weighted average of the Fund's portfolio composition based on month end data for the fiscal year ended October 31, 1996. The paragraphs following the table contain excerpts from Moody's and S&P's rating descriptions. These credit ratings evaluate only the safety of principal and interest and do not consider the market value risk associated with high yield securities.


                                                  Corporate Income Fund
                  Rating Moody's                    Average Weighted
                      and/or                          Percentage of
                       S&P                              Portfolio

                  Ba/BB                                  5.00%
                  B/B                                    0.00%
                  Not Rated/Other                        0.00%

General Rating Information


MOODY'S INVESTORS SERVICE

BOND RATINGS
         Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than Aaa bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements which make the long-term risks appear somewhat larger than in Aaa securities.

         A: Bonds which are rated A possess many favorable investment attributes and are considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa: Bonds that are rated Baa are considered medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

SHORT-TERM DEBT RATINGS
         Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior obligations which have an original maturity not exceeding one year.

         P-1: Issuers rated "PRIME-1" or "P-1" (or supporting institutions) have superior ability for repayment of senior short-term debt obligations.

         P-2: Issuers rated "PRIME-2" or "P-2" (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations.

         P-3: Issuers rated "PRIME-3" or "P-3" (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations.

MUNICIPAL NOTE RATINGS
         Issuers or the features associated with Moody's MIG or VMIG ratings are identified by date of issue, date of maturity or maturities or rating expiration date and description to distinguish each rating from other ratings. Each rating designation is unique with no implication as to any other similar issue of the same obligor. MIG ratings terminate at the retirement of the obligation while VMIG rating expiration will be a function of each issue's specific structural or credit features.

MIG 1/VMIG 1:              This designation denotes best quality.
                           There is present strong protection by established cash flows, superior liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2:              This designation denotes high quality.
                           Margins of protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3:              This designation denotes favorable quality.
                           All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

MIG 4/VMIG 4:              This designation denotes adequate quality.
                           Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

STANDARD & POOR'S RATINGS GROUP

BOND RATINGS
         AAA: Debt rated AAA has the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

         AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

         A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest an repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

         BB, B, CCC and CC: Debt rated BB, B, CCC or CC is regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

         C: This rating is reserved for income bonds on which no interest is being paid.

         D: Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

COMMERCIAL PAPER RATINGS
         S&P's commercial paper ratings are current assessments of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

         A-1: The A-1 designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. A plus (+) designation is applied only to those issues rated A-1 which possess an overwhelming degree of safety.

         A-2: Capacity for timely payment on issues with the designation A-2 is strong. However, the relative degree of safely is not as high as for issues designated A-1.

         A-3: Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

MUNICIPAL NOTE RATINGS
         An S&P municipal note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

         Amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note).

         Sources of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

         SP-1: Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

         SP-2:  Satisfactory capacity to pay principal and interest.

         SP-3:  Speculative capacity to pay principal and interest.

     Stock funds, income funds,           --------------------------------------
tax-free funds, money market funds,       DELAWARE GROUP ADVISER FUNDS, INC.
global and international funds and        (FORMERLY LINCOLN ADVISOR FUNDS, INC.)
closed-end equity funds give
investors the ability to create a         --------------------------------------
portfolio that fits their personal
financial goals. For more                 A CLASSES
information, shareholders of the          --------------------------------------
Fund Classes should contact their
financial adviser or call Delaware        B CLASSES
Group at 800-523-4640 and                 --------------------------------------
shareholders of the Institutional
Class should contact Delaware Group       C CLASSES
at 800-828-5052.                         --------------------------------------

                                          INSTITUTIONAL CLASSES
INVESTMENT MANAGER                        --------------------------------------
Delaware Management Company, Inc.
One Commerce Square
Philadelphia, PA  19103

INVESTMENT SUB-ADVISERS
Lynch & Mayer, Inc.
520 Madison Avenue
New York, NY 10022

Walter Scott & Partners Limited
Millburn Tower, Gogar                     PART B
Edinburgh, Scotland EH12 9BS
                                          STATEMENT OF
John Govett & Company Limited             ADDITIONAL INFORMATION
Shackleton House                          --------------------------------------
4 Battlebridge Lane
London, England SE1 2HR

Lincoln Investment Management, Inc.
200 East Berry Street                     FEBRUARY 28, 1997
Fort Wayne, IN 46802

NATIONAL DISTRIBUTOR
Delaware Distributors, L.P.
1818 Market Street
Philadelphia, PA  19103

SHAREHOLDER SERVICING,
DIVIDEND DISBURSING
AND TRANSFER AGENT
Delaware Service Company, Inc.
1818 Market Street
Philadelphia, PA  19103

LEGAL COUNSEL
Stradley, Ronon, Stevens & Young, LLP
One Commerce Square
Philadelphia, PA  19103

INDEPENDENT AUDITORS
Coopers & Lybrand, L.L.P.
Eleven Penn Center Plaza
Philadelphia, PA  19103

CUSTODIAN
The Chase Manhattan Bank
4 Chase Metrotech Center                                          DELAWARE
Brooklyn, NY  11245                                               GROUP
                                                                  ----------

--------------------------------------------------------------------------------


                                     PART B--STATEMENT OF ADDITIONAL INFORMATION
                                                               FEBRUARY 28, 1997

--------------------------------------------------------------------------------
DELAWARE GROUP ADVISER FUNDS, INC.

         ENTERPRISE FUND
         U.S. GROWTH FUND
         WORLD GROWTH FUND
         NEW PACIFIC FUND
         FEDERAL BOND FUND
         CORPORATE INCOME FUND
--------------------------------------------------------------------------------


1818 Market Street
Philadelphia, PA  19103
--------------------------------------------------------------------------------
For more information about the Institutional Class shares of each Fund:
800-828-5052

For a Prospectus and Performance information for the A Class, B Class and C Class of each Fund: 800-523-4640

For Information on Existing Accounts of the A Class, B Class and C Class of each
Fund:
         (SHAREHOLDERS ONLY)  800-523-1918

Dealer Services:
         (BROKER/DEALERS ONLY) 800-362-7500
--------------------------------------------------------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------
Cover Page
--------------------------------------------------------------------------------
Investment Objectives and Policies
--------------------------------------------------------------------------------
Investment Restrictions
--------------------------------------------------------------------------------
Performance Information
--------------------------------------------------------------------------------
Trading Practices and Brokerage
--------------------------------------------------------------------------------
Purchasing Shares
--------------------------------------------------------------------------------
Investment Plans
--------------------------------------------------------------------------------
Determining Offering Price and Net Asset Value
--------------------------------------------------------------------------------
Redemption and Repurchase
--------------------------------------------------------------------------------
Dividends, Distributions and Taxes
--------------------------------------------------------------------------------
Investment Management Agreements
--------------------------------------------------------------------------------
Officers and Directors
--------------------------------------------------------------------------------
Exchange Privilege
--------------------------------------------------------------------------------
General Information
--------------------------------------------------------------------------------
Financial Statements
--------------------------------------------------------------------------------
Appendix A--IRA Information
--------------------------------------------------------------------------------
Appendix B--The Equity Market
--------------------------------------------------------------------------------

         Delaware Group Adviser Funds, Inc. ("Adviser Funds, Inc.") is a professionally-managed mutual fund currently offering six separate series of shares: Enterprise Fund, U.S. Growth Fund, World Growth Fund, New Pacific Fund, Federal Bond Fund and Corporate Income Fund (each a "Fund" and collectively, the "Funds"). This Statement of Additional Information ("Part B" of Adviser Funds, Inc.'s registration statement) describes each of the Funds, except where noted. Until the close of business on May 3, 1996, Delaware Group Adviser Funds, Inc. was called Lincoln Advisor Funds, Inc., and Enterprise Fund, U.S. Growth Fund, World Growth Fund, New Pacific Fund, Federal Bond Fund and Corporate Income Fund were called the Lincoln Enterprise Portfolio, Lincoln U.S. Growth Portfolio, Lincoln World Growth Portfolio, Lincoln New Pacific Portfolio, Lincoln Government Income Portfolio and Lincoln Corporate Income Portfolio, respectively.

         Each Fund offers four classes of shares consisting of an A Class of shares ("Class A Shares"), a B Class of shares ("Class B Shares"), a C Class of shares ("Class C Shares") (together the "Fund Classes") and an Institutional Class of shares (individually, an "Institutional Class" and collectively, the "Institutional Classes"). Each class may be referred to individually as a "Class" and collectively as the "Classes." The Fund Classes are offered through a Prospectus dated February 28, 1997, and the Institutional Classes are offered through a separate Prospectus also dated February 28, 1997.

         Class B Shares, Class C Shares and Institutional Class shares may be purchased at a price equal to the next determined net asset value per share. Class A Shares may be purchased at the public offering price, which is equal to the next determined net asset value per share, plus a front-end sales charge. Class A Shares are subject to a maximum front-end sales charge of 4.75% and annual 12b-1 Plan expenses of up to 0.35% (currently no more than 0.30%). Class B Shares are subject to a contingent deferred sales charge ("CDSC") which may be imposed on redemptions made within six years of purchase and annual 12b-1 Plan expenses of up to 1%, which are assessed against Class B Shares for approximately eight years after purchase. See Automatic Conversion of Class B Shares under Classes of Shares in the Fund Classes' Prospectus. Class C Shares are subject to a CDSC which may be imposed on redemptions made within 12 months of purchase and annual 12b-1 Plan expenses of up to 1%, which are assessed against Class C Shares for the life of the investment. All references to "shares" in this Part B refer to all Classes of shares of the Funds, except where noted.

         This Part B supplements the information contained in the current Prospectus for the Fund Classes, and the current Prospectus for the Institutional Classes, as they may be amended from time to time. It should be read in conjunction with the respective Class' Prospectus. Part B is not itself a prospectus but is, in its entirety, incorporated by reference into each Class' Prospectus. A Prospectus relating to the Fund Classes and a Prospectus relating to the Institutional Classes may be obtained by writing or calling your investment dealer or by contacting the Funds' national distributor, Delaware Distributors, L.P. (the "Distributor"), 1818 Market Street, Philadelphia, PA 19103.

INVESTMENT OBJECTIVES AND POLICIES

         The Prospectuses discuss the Funds' investment objectives and the policies followed to achieve those objectives. The following discussion supplements the description of the Funds' investment objectives and policies in the Prospectuses. Capitalized terms that are not defined herein are defined in the Funds' Prospectuses.

Lower-Rated Debt Securities

         U.S. Growth Fund and Corporate Income Fund may purchase securities that are rated lower than Baa by Moody's Investors Service, Inc. ("Moody's") or lower than BBB by Standard & Poor's Ratings Group ("S&P"). These securities are often considered to be speculative and involve significantly higher risk of default on the payment of principal and interest or are more likely to experience significant price fluctuation due to changes in the issuer's creditworthiness. Market prices of these securities may fluctuate more than higher-rated debt securities and may decline significantly in periods of general economic difficulty which may follow periods of rising interest rates. While the market for high yield corporate debt securities has been in existence for many years and has weathered previous economic downturns, the market in recent years has experienced a dramatic increase in the large-scale use of such securities to fund highly leveraged corporate acquisitions and restructurings. Accordingly, past experience may not provide an accurate indication of future performance of the high yield bond market, especially during periods of economic recession. See Description of Security Ratings in the Prospectuses.


         The market for lower-rated securities may be less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. If market quotations are not available, these securities will be valued in accordance with procedures established by the Board of Directors, including the use of outside pricing services. Judgment plays a greater role in valuing high yield corporate debt securities than is the case for securities for which more external sources for quotations and last-sale information are available. Adverse publicity and changing investor perceptions may affect the ability of outside pricing services used by a Fund to value its portfolio securities and the Fund's ability to dispose of these lower-rated debt securities.

         Since the risk of default is higher for lower-quality securities, the Manager's and/or sub-adviser's research and credit analysis is an integral part of managing any securities of this type held by a Fund. In considering investments for a Fund, the Manager and/or sub-adviser will attempt to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. The Manager's and/or sub-adviser's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer. There can be no assurance that such analysis will prove accurate.

         A Fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise exercise its rights as security holder to seek to protect the interests of security holders if it determines this to be in the best interest of shareholders.

Mortgage-Backed Securities
         Each Fund may invest in mortgage-related securities including those representing an undivided ownership interest in a pool of mortgages.

         Government National Mortgage Association Certificates. Certificates issued by the Government National Mortgage Association ("GNMA") are mortgage-backed securities representing part ownership of a pool of mortgage loans, which are issued by lenders such as mortgage bankers, commercial banks and savings and loan associations, and are either insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A pool of these mortgages is assembled and, after being approved by GNMA, is offered to investors through securities dealers. The timely payment of interest and principal on each mortgage is guaranteed by GNMA and backed by the full faith and credit of the U.S. government.

         Principal is paid back monthly by the borrower over the term of the loan. Investment of prepayments may occur at higher or lower rates than the anticipated yield on the certificates. Due to the prepayment feature and the need to reinvest prepayments of principal at current market rates, GNMA certificates can be less effective than typical bonds of similar maturities at "locking in" yields during periods of declining interest rates. GNMA certificates typically appreciate or decline in market value during periods of declining or rising interest rates, respectively. Due to the regular repayment of principal and the prepayment feature, the effective maturities of mortgage pass-through securities are shorter than stated maturities, will vary based on market conditions and cannot be predicted in advance. The effective maturities of newly-issued GNMA certificates backed by relatively new loans at or near the prevailing interest rates are generally assumed to range between approximately nine and 12 years.

         FNMA and FHLMC Mortgage-Backed Obligations. The Federal National Mortgage Association ("FNMA"), a federally chartered and privately-owned corporation, issues pass-through securities representing interests in a pool of conventional mortgage loans. FNMA guarantees the timely payment of principal and interest but this guarantee is not backed by the full faith and credit of the U.S. government. The Federal Home Loan Mortgage Corporation ("FHLMC"), a corporate instrumentality of the U.S. government, issues participation certificates which represent an interest in a pool of conventional mortgage loans. FHLMC guarantees the timely payment of interest and the ultimate collection of principal, and maintains reserves to protect holders against losses due to default, but the certificates are not backed by the full faith and credit of the U.S. government.

         As is the case with GNMA certificates, the actual maturity of and realized yield on particular FNMA and FHLMC pass-through securities will vary based on the prepayments of the underlying pool of mortgages and cannot be predicted.

         Other Mortgage-Backed Securities. The Federal Bond and Corporate Income Funds may invest in mortgage-backed securities issued by financial institutions such as commercial banks, savings and loan associations, mortgage bankers and securities broker/dealers (or separate trusts or affiliates of such institutions established to issue these securities). These securities include mortgage pass-through certificates, collateralized mortgage obligations ("CMOs") (which include real estate mortgage investment conduits as authorized under the Internal Revenue Code of 1986) or mortgage-backed bonds. Each class of bonds in a CMO series may have a different maturity than the other classes of bonds in the series and may bear a different coupon. The different maturities occur because payments of principal, both regular principal payments as well as any prepayments are passed through first to the holders of the class with the shortest maturity until it is completely retired. Thereafter, principal payments are passed through to the next class of bonds in the series, until all the classes have been paid off. As a result, an acceleration in the rate of prepayments may also be associated with declining interest rates, shortening the expected life of each class, with the greatest cash flow impact on those classes with the shortest maturities. Should the rate of prepayments slow down, as may happen in times of rising interest rates, the expected life of each class lengthens, again with the greatest cash flow impact on those classes with the shortest maturities. In the case of some CMO series, each class may receive a different proportion of the monthly interest and principal repayments on the underlying collateral. In these series the classes have proportionally greater interests in
                                       -4-
principal repayments generally and would be more affected by a change in the rate of prepayments although the percentage impact on those classes consisting mostly of interest payments could be greater.

         Asset-Backed Securities. Federal Bond and Corporate Income Funds may invest in bonds or notes backed by loan paper or accounts receivable originated by banks, credit card companies, or other providers of credit. These securities are often "enhanced" by a bank letter of credit or by insurance coverage provided by an institution other than the issuer; such an enhancement typically covers only a portion of the par value until exhausted. Generally, the originator of the loan or accounts receivable paper sells it to a specially created trust, which repackages it as securities with a term of five years or less. Examples of these types of securities include "certificates for automobile receivables" (commonly referred to as "CARs") and bonds backed by credit card loan receivables (commonly referred to as "plastic bonds"). The loans underlying these securities are subject to prepayments which can decrease maturities and returns. The values of these securities are ultimately dependent upon payment of the underlying loans by individuals, and the holders generally have no recourse against the originator of the loans. Holders of these securities may experience losses or delays in payment if the original payments of principal and interest are not made to the trust with respect to the underlying loans. The values of these securities also may fluctuate due to changes in the market perception of the creditworthiness of the servicing agent for the loan pool, the originator of the loan, or the financial institution providing the credit enhancement.

Foreign Investments

         The World Growth and New Pacific Funds may invest substantially all of their assets in foreign investments. Certain of the Funds may invest the following percentages of their assets in foreign securities: Enterprise Fund (15%), U.S. Growth Fund (20%) and Corporate Income Fund (10%). Foreign investments can involve significant risks in addition to the risks inherent in U.S. investments. The value of securities denominated in or indexed to foreign currencies, and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer's financial condition and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than for U.S. investments.


         Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers, and securities markets may be subject to less government supervision. Foreign security trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It may also be difficult to enforce legal rights in foreign countries.

         Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that the Manager or sub-adviser will be able to anticipate or counter these potential events.

         The considerations noted above generally are intensified for investments in developing countries. Developing countries may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

         The Funds may invest in foreign securities that impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

         American Depositary Receipts and European Depositary Receipts ("ADRs" and "EDRs") are certificates evidencing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution. Designed for use in U.S. and European securities markets, respectively, ADRs and EDRs are alternatives to the purchase of the underlying securities in their national markets and currencies.


Mortgage Dollar Rolls
         Each Fund may enter into mortgage "dollar rolls" in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. Dollar roll transactions consist of the sale by a Fund of mortgage-backed securities, together with a commitment to purchase similar, but not necessarily identical, securities at a future date. Any difference between the sale price and the purchase price is netted against the interest income foregone on the securities to arrive at an implied borrowing (reverse repurchase) rate. Alternatively, the sale and purchase transactions which constitute the dollar roll can be executed at the same price, with the Fund being paid a fee as consideration for entering into the commitment to purchase. Dollar rolls may be renewed prior to cash settlement and initially may involve only a firm commitment agreement by the Fund to buy a security. If the broker/dealer to whom the Fund sells the security becomes insolvent, the Fund's right to purchase or repurchase the security may be restricted; the value of the security may change adversely over the term of the dollar roll; the security that the Fund is required to repurchase may be worth less than the security that the Fund originally held, and the return earned by the Fund with the proceeds of a dollar roll may not exceed transaction costs. The Fund will place U.S. government or other liquid, high quality assets in a segregated account in an amount sufficient to cover its repurchase obligation.

Options on Foreign and U.S. Currencies and Securities
         The Funds may purchase and sell (write) put and call options on securities, although the present intent is to write only covered call options. These covered call options must remain covered so long as a Fund is obligated as a writer. A call option written by a Fund is "covered" if the Fund owns the security underlying the option or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by the Fund's Custodian) upon conversion or exchange of other securities held in its fund. A call option is also covered if a Fund holds on a share-for-share basis a call on the same security as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained by the Fund in cash, treasury bills or other high grade, short-term debt obligations in a segregated account with the Custodian. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand and interest rates.


         If the writer of an option wishes to terminate the obligation, he or she may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after he or she has been notified of the exercise of an option. Similarly, an investor who is the holder of an option may liquidate his or her position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected. To secure the obligation to deliver the underlying security in the case of a call option, the writer of the option (whether an exchange-traded option or a NASDAQ option) is required to pledge for the benefit of the broker the underlying security or other assets in accordance with the rules of The Options Clearing Corporation (OCC), the Chicago Board of Trade and the Chicago Mercantile Exchange, institutions which interpose themselves between buyers and sellers of options. Technically, each of these institutions assumes the other side of every purchase and sale transaction on an exchange and, by doing so, guarantees the transaction.

         An option position may be closed out only on an exchange, board of trade or other trading facility which provides a secondary market for an option of the same series. Although a Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or other trading facility will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or otherwise may exist. In such event it might not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying securities acquired through the exercise of call options or upon the purchase of underlying securities for the exercise of put options. If a Fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

         Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders. However, the OCC, based on forecasts provided by the U.S. exchanges, believes that its facilities are adequate to handle the volume of reasonably anticipated options transactions, and such exchanges have advised such clearing corporation that they believe their facilities will also be adequate to handle reasonably anticipated volume.

Options on Stock Indices
         Options on stock indices are similar to options on stock except that, rather than the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple (the "multiplier"). The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike stock options, all settlements are in cash.

         The multiplier for an index option performs a function similar to the unit of trading for a stock option. It determines the total dollar value per contract of each point in the difference between the exercise price of an option and the current level of the underlying index. A multiplier of 100 means that a one-point difference will yield $100. Options on different indices may have different multipliers.

         Except as described below, a Fund will write call options on indices only if on such date it holds a portfolio of securities at least equal to the value of the index times the multiplier times the number of contracts. When a Fund writes a call option on a broadly-based stock market index, the Fund will segregate or put into escrow with the Custodian, or pledge to a broker as collateral for the option, cash, cash equivalents or at least one "qualified security" with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. A Fund will write call options on broadly-based stock market indices only if at the time of writing it holds a diversified portfolio of stocks.

         If a Fund has written an option on an industry or market segment index, it will so segregate or put into escrow with the Custodian, or pledge to a broker as collateral for the option, at least ten "qualified securities," which are stocks of an issuer in such industry or market segment, with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. Such stocks will include stocks which represent at least 50% of the Fund's holdings in that industry or market segment. No individual security will represent more than 15% of the amount so segregated, pledged or escrowed in the case of broadly-based stock market index options or 25% of such amount in the case of industry or market segment index options.

         If at the close of business, the market value of such qualified securities so segregated, escrowed or pledged falls below 100% of the current index value times the multiplier times the number of contracts, a Fund will segregate, escrow or pledge an amount in cash, Treasury bills or other high grade short-term debt obligations equal in value to the difference. In addition, when a Fund writes a call on an index which is in-the-money at the time the call is written, the Fund will segregate with the Custodian or pledge to the broker as collateral, cash, U.S. government or other high grade short-term debt obligations equal in value to the amount by which the call is in-the-money times the multiplier times the number of contracts. Any amount segregated pursuant to the foregoing sentence may be applied to the Fund's obligation to segregate additional amounts in the event that the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts. However, if a Fund holds a call on the same index as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained by the Fund in cash, Treasury bills or other high grade short-term debt obligations in a segregated account with the Custodian, it will not be subject to the requirements described in this paragraph.

         Risks of Options on Stock Indices. Index prices may be distorted if trading of certain securities included in the index is interrupted. Trading in the index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of securities included in the index. If this occurred, a Fund would not be able to close out options which it had purchased or written and, if restrictions on exercise were imposed, may be unable to exercise an option it holds, which could result in substantial losses to the Fund. It is the Funds' policy to purchase or write options only on indices which include a number of securities sufficient to minimize the likelihood of a trading halt in the index.

         Special Risks of Writing Calls on Stock Indices. Unless a Fund has other liquid assets which are sufficient to satisfy the exercise of a call, the Fund would be required to liquidate portfolio securities in order to satisfy the exercise. Because an exercise must be settled within hours after receiving the notice of exercise, if a Fund fails to anticipate an exercise it may have to borrow from a bank (in amounts not exceeding 20% of the value of the Fund's total assets) pending settlement of the sale of securities in its portfolio and would incur interest charges thereon.

         When a Fund has written a call, there is also a risk that the market may decline between the time the Fund has a call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time the Fund is able to sell securities in its portfolio. As with stock options, a Fund will not learn that an index option has been exercised until the day following the exercise date. Unlike a call on stock where the Fund would be able to deliver the underlying securities in settlement, the Fund may have to sell part of its portfolio in order to make settlement in cash, and the price of such securities might decline before they can be sold. This timing risk makes certain strategies involving more than one option substantially more risky with index options than with stock options. For example, even if an index call which a Fund has written is "covered" by an index call held by the Fund with the same strike price, the Fund will bear the risk that the level of the index may decline between the close of trading on the date the exercise notice is filed with the clearing corporation and the close of trading on the date the Fund exercises the call it holds or the time the Fund sells the call, which in either case would occur no earlier than the day following the day the exercise notice was filed.

         Over-the-Counter Options and Illiquid Securities. As indicated in the Prospectuses, all Funds may deal in over-the-counter ("OTC") options. The Funds understand the position of the staff of the Securities and Exchange Commission ("SEC") to be that purchased OTC options and the assets used as "cover" for written OTC options are illiquid securities. The Funds, the Manager, and the sub-advisers disagree with this position and have found the dealers with which they engage in OTC options transactions generally agreeable to and capable of entering into closing transactions. As also indicated in the Prospectuses, the Funds have adopted procedures for engaging in OTC options for the purpose of reducing any potential adverse impact of such transactions upon the liquidity of each Fund's portfolio.

         As part of these procedures the Funds will engage in OTC options transactions only with primary dealers that have been specifically approved by the Board of Directors of Adviser Funds, Inc. and the Manager and/or sub-advisers believe that the approved dealers should be agreeable and able to enter into closing transactions if necessary and, therefore, present minimal credit risks to the Funds. The Funds anticipate entering into written agreements with those dealers to whom the Funds may sell OTC options, pursuant to which the Funds would have the absolute right to repurchase the OTC options from such dealers at any time at a price determined pursuant to a formula set forth in certain no action letters published by the SEC staff. A Fund will not engage in OTC options transactions if the amount invested by the Fund in OTC options plus, with respect to OTC options written by the Fund, the amounts required to be treated as illiquid pursuant to the terms of such letters (and the value of the assets used as cover with respect to OTC option sales which are not within the scope of such letters), plus the amount invested by the Fund in illiquid securities, would exceed 15% of the Fund's total assets. OTC options on securities other than U.S. government securities may not be within the scope of such letters and, accordingly, the amount invested by a Fund in OTC options on such other securities and the value of the assets used as cover with respect to OTC option sales regarding such non-U.S. government securities will be treated as illiquid and subject to the 10% limitation on the Fund's net assets that may be invested in illiquid securities. See "Illiquid Securities" herein.

Futures Contracts and Options Thereon
         A futures contract is an agreement in which the writer (or seller) of the contract agrees to deliver to the buyer an amount of cash or securities equal to a specific dollar amount times the difference between the value of a specific fixed-income security or index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying securities is made. When the futures contract is entered into, each party deposits with a broker or in a segregated custodial account approximately 5% of the contract amount, called the "initial margin." Subsequent payments to and from the broker, called "variation margin," will be made on a daily basis as the price of the underlying security or index fluctuates, making the long and short positions in the futures contracts more or less valuable, a process known as "marking to market." In the case of options on futures contracts, the holder of the option pays a premium and receives the right, upon exercise of the option at a specified price during the option period, to assume a position in the futures contract (a long position if the option is a call and a short position if the option is a put). If the option is exercised by the holder before the last trading day during the option period, the option writer delivers the futures position, as well as any balance in the writer's futures margin account. If it is exercised on the last trading day, the option writer delivers to the option holder cash in an amount equal to the difference between the option exercise price and the closing level of the relevant security or index on the date the option expires.

         Each Fund intends to engage in futures contracts and options thereon as a hedge against changes, resulting from market conditions, in the value of securities which are held by the Fund or which the Fund intends to purchase, in accordance with the rules and regulations of the Commodity Futures Trading Commission ("CFTC"). Additionally, the Funds may write options on futures contracts to realize through the receipt of premium income a greater return than would be realized in a Fund's portfolio securities alone.

         Risks of Transactions in Futures Contracts. There are several risks in connection with the use of futures contracts as a hedging device. Successful use of futures contracts by a Fund is subject to the ability of the Fund's Manager or sub-adviser to correctly predict movements in the direction of interest rates or changes in market conditions. These predictions involve skills and techniques that may be different from those involved in the management of the portfolio being hedged. In addition, there can be no assurance that there will be a correlation between movements in the price of the underlying index or securities and movements in the price of the securities which are the subject of the hedge. A decision of whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected trends in interest rates.

         Although certain Funds will purchase or sell futures contracts only on exchanges where there appears to be an adequate secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular contract or at any particular time. Accordingly, there can be no assurance that it will be possible, at any particular time, to close a futures position. In the event a Fund could not close a futures position and the value of such position declined, the Fund would be required to continue to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, there is no guarantee that the price movements of the securities will, in fact, correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

         The hours of trading of futures contracts may not conform to the hours during which a Fund may trade the underlying securities. To the extent that the futures markets close before the securities markets, significant price and rate movements can take place in the securities markets that cannot be reflected in the futures market.


         Foreign Currency Transactions. Enterprise Fund, U.S. Growth Fund, World Growth Fund, New Pacific Fund and Corporate Income Fund may hold foreign currency deposits from time to time and may convert dollars and foreign currencies in the foreign exchange markets. Currency conversion involves dealer spreads and other costs, although commissions usually are not charged. Currencies may be exchanged on a spot (i.e., cash) basis, or by entering into forward contracts to purchase or sell foreign currencies at a future date and price. Forward contracts generally are traded in an interbank market conducted directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.


Forward Foreign Currency Exchange Contracts
         The Funds' dealings in forward contracts will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward contracts with respect to specific receivables or payables of a Fund generally arising in connection with the purchase or sale of its portfolio securities and accruals of interest or dividends receivable and Fund expenses. Position hedging is the sale of a foreign currency with respect to portfolio security positions denominated or quoted in that currency. A Fund may not position hedge with respect to a particular currency for an amount greater than the aggregate market value (determined at the time of making any sale of a forward contract) of securities held in its portfolio denominated or quoted in, or currently convertible into, such currency.

         When a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Fund anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Fund may desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment as the case may be. By entering into a forward contract for a fixed amount of dollars for the purchase or sale of the amount of foreign currency involved in the underlying transactions, a Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

         Additionally, when the Manager and/or applicable sub-adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, a Fund may enter into a forward contract for a fixed amount of dollars, to sell the amount of foreign currency approximating the value of some or all of the securities of the Fund denominated in such foreign currency.

         The Funds may use currency forward contracts to manage currency risks and to facilitate transactions in foreign securities. The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by these Funds.

         In connection with purchases and sales of securities denominated in foreign currencies, a Fund may enter into currency forward contracts to fix a definite price for the purchase or sale in advance of the trade's settlement date. This technique is sometimes referred to as a "settlement hedge" or "transaction hedge." The Manager and/or sub-advisers expect to enter into settlement hedges in the normal course of managing the Funds' foreign investments. The Funds could also enter into forward contracts to purchase or sell a foreign currency in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by the Manager and/or sub-adviser.

         The Funds may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if a Fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value. Such a hedge (sometimes referred to as a "position hedge") would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Fund could also hedge the position by selling another currency expected to perform similarly to the pound sterling -- for example, by entering into a forward contract to sell Deutschemarks or European Currency Units in return for U.S. dollars. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally will not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.


         Under certain conditions, SEC guidelines require mutual funds to set aside cash and appropriate liquid assets in a segregated custodian account to cover currency forward contracts. As required by SEC guidelines, Enterprise Fund, U.S. Growth Fund, World Growth Fund, New Pacific Fund and Corporate Income Fund will segregate assets to cover currency forward contracts, if any, whose purpose is essentially speculative. The Funds will not segregate assets to cover forward contracts, including settlement hedges, position hedges, and proxy hedges. Successful use of forward currency contracts will depend on the Manager's and/or sub-advisers' skill in analyzing and predicting currency values. Forward contracts may substantially change the Funds' investment exposure to changes in currency exchange rates, and could result in losses to the Funds if currencies do not perform as the Manager and/or sub-advisers anticipate. For example, if a currency's value rose at a time when the Manager and/or applicable sub-adviser had hedged a Fund by selling that currency in exchange for dollars, the Fund would be unable to participate in the currency's appreciation. If the Manager and/or applicable sub-adviser hedges currency exposure through proxy hedges, a Fund could realize currency losses from the hedge and the security position at the same time if the two currencies do not move in tandem. Similarly, if the Manager and/or sub-adviser increases a Fund's exposure to a foreign currency, and that currency's value declines, the Fund will realize a loss. There is no assurance that the Manager's and/or sub-advisers' use of forward currency contracts will be advantageous to the Funds or that it will hedge at an appropriate time.

Foreign Currency Options

         Enterprise Fund, U.S. Growth Fund, World Growth Fund, New Pacific Fund and Corporate Income Fund may purchase U.S. exchange-listed call and put options on foreign currencies. Such options on foreign currencies operate similarly to options on securities. Options on foreign currencies are affected by all of those factors which influence foreign exchange rates and investments generally.


         The value of a foreign currency option is dependent upon the value of the foreign currency and the U.S. dollar, and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

         There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealer or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options market.

Foreign Currency Conversion

         Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the "spread") between prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to Enterprise Fund, U.S. Growth Fund, World Growth Fund, New Pacific Fund or Corporate Income Fund at one rate, while offering a lesser rate of exchange should those Funds desire to resell that currency to the dealer.


Combined Transactions
         Each Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions ("component" transactions), instead of a single transaction, as part of a single or combined strategy when, in the opinion of the Manager and/or sub-adviser, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Manager's and/or sub-adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Swaps, Caps, Floors and Collars
         Each Fund may enter into interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars. The Funds expect to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Funds intend to use these transactions as hedges and not speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a nominal amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

         A Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors and collars are entered into for good faith hedging purposes, the investment manager and the Fund believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. A Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or is determined to be of equivalent credit quality by the Manager and/or sub-adviser. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agent utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

Eurodollar Instruments
         The Funds may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed-income instruments are linked.

Lending of Portfolio Securities
         As discussed in the Prospectuses, each Fund has the ability to lend securities from its portfolio to brokers, dealers and other financial organizations. Such loans, if and when made, may not exceed one-third of a Fund's total assets. A Fund may not lend its portfolio securities to Lincoln National Corporation or its affiliates unless it has applied for and received specific authority from the SEC. Loans of securities by the Funds will be collateralized by cash, letters of credit or U.S. government securities, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. From time to time, a Fund may return a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party, which is unaffiliated with the Fund or with Lincoln National Corporation, and which is acting as a "finder."

         In lending its portfolio securities, a Fund can increase its income by continuing to receive interest on the loaned securities as well as by either investing the cash collateral in short-term instruments or obtaining yield in the form of interest paid by the borrower when government securities are used as collateral. Requirements of the SEC, which may be subject to future modifications, currently provide that the following conditions must be met whenever portfolio securities are loaned: (a) the Fund must receive at least 100% cash collateral or equivalent securities from the borrower; (b) the borrower must increase such collateral whenever the market value of the loaned securities rises above the level of such collateral; (c) the Fund must be able to terminate the loan at any time; (d) the Fund must receive reasonable interest on the loan, as well as an amount equal to any dividends, interest or other distributions on the loaned securities, and any increase in market value; (e) the Fund may pay only reasonable custodian fees in connection with the loan; and
(f) voting rights on the loaned securities may pass to the borrower; however, if a material event adversely affecting the investment occurs, the Fund's Board of Directors must terminate the loan and regain the right to vote the securities. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.

When-Issued Securities
         As discussed in the Prospectuses, the Funds may purchase securities on a "when-issued" basis. When a Fund agrees to purchase securities, the Custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the Custodian will set aside portfolio securities to satisfy a purchase commitment. In such a case, a Fund may be required subsequently to place additional assets in the separate account in order to assure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that a Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. No Fund intends to purchase "when-issued" securities for speculative purposes but only in furtherance of its investment objective. Because a Fund will set aside cash or liquid portfolio securities to satisfy its purchase commitments in the manner described, the Fund's liquidity and the ability of the Manager or sub-adviser to manage the Fund might be affected in the event its commitments to purchase when-issued securities ever exceeded 25% of the value of its assets.

         When a Fund engages in "when-issued" transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Fund's incurring a loss or missing the opportunity to obtain a price considered to be advantageous.

Money Market Instruments
         Each Fund may invest for defensive purposes in corporate government bonds and notes and money market instruments. Money market instruments in which the Funds may invest include U.S. government securities; certificates of deposit, time deposits and bankers' acceptances issued by domestic banks (including their branches located outside the U.S. and subsidiaries located in Canada), domestic branches of foreign banks, savings and loan associations and similar institutions; high grade commercial paper; and repurchase agreements with respect to the foregoing types of instruments. The following is a more detailed description of such money market instruments.

Bank Obligations
         Certificates of deposit ("CDs") are short-term negotiable obligations of commercial banks; time deposits ("TDs") are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates; and bankers' acceptances are time drafts drawn on commercial banks by borrowers usually in connection with international transactions.

         Obligations of foreign branches of domestic banks, such as CDs and TDs, may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and government regulation. Such obligations are subject to different risks than are those of domestic banks or domestic branches of foreign banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches of domestic banks are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank than about a domestic bank. CDs issued by wholly owned Canadian subsidiaries of domestic banks are guaranteed as to repayment of principal and interest (but not as to sovereign risk) by the domestic parent bank.

         Obligations of domestic branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by governmental regulation as well as governmental action in the country in which the foreign bank has its head office. A domestic branch of a foreign bank with assets in excess of $1 billion may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states ("State Branches") may or may not be required to: (a) pledge to the regulator by depositing assets with a designated bank within the state, an amount of its assets equal to 5% of its total liabilities; and (b) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of state branches may not necessarily be insured by the FDIC. In addition, there may be less publicly available information about a domestic branch of a foreign bank than about a domestic bank.

         In view of the foregoing factors associated with the purchase of CDs and TDs issued by foreign branches of domestic banks or by domestic branches of foreign banks, the Manager and/or sub-advisers will carefully evaluate such investments on a case-by-case basis.

         Savings and loan associations whose CDs may be purchased by the Funds are supervised by the Office of Thrift Supervision and are insured by the Savings Association Insurance Fund, which is administered by the FDIC and is backed by the full faith and credit of the U.S. government. As a result, such savings and loan associations are subject to regulation and examination.

Reverse Repurchase Agreements
         All Funds are authorized to enter into reverse repurchase agreements. A reverse repurchase agreement is the sale of a security by a Fund and its agreement to repurchase the security at a specified time and price. A Fund will maintain in a segregated account with the Custodian cash, cash equivalents or U.S. government securities in an amount sufficient to cover its obligations under reverse repurchase agreements with broker/dealers (but no collateral is required on reverse repurchase agreements with banks). Under the 1940 Act, reverse repurchase agreements may be considered borrowings by a Fund; accordingly, each Fund will limit its investments in reverse repurchase agreements, together with any other borrowings, to no more than one-third of its total assets. The use of reverse repurchase agreements by a Fund creates leverage which increases the Fund's investment risk. If the income and gains on securities purchased with the proceeds of reverse repurchase agreements exceed the costs of the agreements, a Fund's earnings or net asset value will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the costs, earnings or net asset value would decline faster than otherwise would be the case.

"Roll" Transactions
         Each Fund may engage in "roll" transactions. A "roll" transaction is the sale of securities together with a commitment (for which a Fund may receive a fee) to purchase similar, but not identical, securities at a future date. Under the 1940 Act, these transactions may be considered borrowings by the Funds; accordingly, each Fund will limit its use of these transactions, together with any other borrowings, to no more than one-third of its total assets. The Funds will segregate liquid assets such as cash, U.S. government securities or other high grade debt obligations in an amount sufficient to meet their payment obligations in these transactions. Although these transactions will not be entered into for leveraging purposes, to the extent a Fund's aggregate commitments under these transactions exceed its holdings of cash and securities that do not fluctuate in value (such as short-term money market instruments), the Fund temporarily will be in a leveraged position (i.e., it will have an amount greater than its net assets subject to market risk). Should the market value of a Fund's portfolio securities decline while the Fund is in a leveraged position, greater depreciation of its net assets would likely occur than were it not in such a position. As a Fund's aggregate commitments under these transactions increase, the opportunity for leverage similarly increases.

Repurchase Agreements
         While the Funds are permitted to do so, they normally do not invest in repurchase agreements, except to invest cash balances.

         The funds in the Delaware Group have obtained an exemption (the "Order") from the joint-transaction prohibitions of Section 17(d) of the 1940 Act to allow the Delaware Group funds jointly to invest cash balances. The Funds may invest cash balances in a joint repurchase agreement in accordance with the terms of the Order and subject generally to the conditions described below.

         A repurchase agreement is a short-term investment by which the purchaser acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the purchaser's holding period. Should an issuer of a repurchase agreement fail to repurchase the underlying security, the loss to the Funds, if any, would be the difference between the repurchase price and the market value of the security. A Fund will limit its investments in repurchase agreements to those which the Manager and/or sub-adviser, under the guidelines of the Board of Directors, determines to present minimal credit risks and which are of high quality. In addition, a Fund must have collateral of at least 100% of the repurchase price, including the portion representing the Fund's yield under such agreements, which is monitored on a daily basis.

Illiquid Securities
         Each Fund may invest no more than 10% of the value of its net assets in illiquid securities.

         Each Fund may invest in restricted securities, including securities eligible for resale without registration pursuant to Rule 144A ("Rule 144A Securities") under the Securities Act of 1933. Rule 144A permits many privately placed and legally restricted securities to be freely traded among certain institutional buyers such as the Funds.

         While maintaining oversight, the Board of Directors has delegated to the Manager the day-to-day function of determining whether or not individual Rule 144A Securities are liquid for purposes of a Fund's 10% limitation on investments in illiquid assets. The Board has instructed the Manager to consider the following factors in determining the liquidity of a Rule 144A Security: (i) the frequency of trades and trading volume for the security; (ii) whether at least three dealers are willing to purchase or sell the security and the number of potential purchasers; (iii) whether at least two dealers are making a market in the security; and (iv) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer).

         If the Manager determines that a Rule 144A Security that was previously determined to be liquid is no longer liquid and, as a result, a Fund's holdings of illiquid securities exceed the Fund's 10% limit on investment in such securities, the Manager will determine what action to take to ensure that the Fund continues to adhere to such limitation.

Variable and Floating Rate Notes
         Variable rate master demand notes, in which the Funds may invest, are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. A Fund will not invest over 5% of its assets in variable rate master demand notes. Because master demand notes are direct lending arrangements between a Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, a Fund may demand payment of principal and accrued interest at any time. While the notes are not typically rated by credit rating agencies, issuers of variable amount master demand notes (which are normally manufacturing, retail, financial, and other business concerns) must satisfy the same criteria as set forth above for commercial paper. In determining average weighted portfolio maturity, a variable amount master demand note will be deemed to have a maturity equal to the period of time remaining until the principal amount can be recovered from the issuer through demand.

         A variable rate note is one whose terms provide for the adjustment of its interest rate on set dates and which, upon such adjustment, can reasonably be expected to have a market value that approximates its par value. A floating rate note is one whose terms provide for the adjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Such notes are frequently not rated by credit rating agencies; however, unrated variable and floating rate notes purchased by a Fund will be determined by the Fund's Manager and/or sub-adviser under guidelines established by the Fund's Board of Directors to be of comparable quality at the time of purchase to rated instruments eligible for purchase under the Fund's investment policies. In making such determinations, the Manager and/or sub-adviser, if any, will consider the earning power, cash flow and other liquidity ratios of the issuers of such notes (such issuers include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. Although there may be no active secondary market with respect to a particular variable or floating rate note purchased by a Fund, the Fund may re-sell the note at any time to a third party. The absence of such an active secondary market, however, could make it difficult for the Fund to dispose of the variable or floating rate note involved in the event the issuer of the note defaulted on its payment obligations, and the Fund could, for this or other reasons, suffer a loss to the extent of the default. Variable or floating rate notes may be secured by bank letters of credit.

         Variable and floating rate notes for which no readily available market exists will be purchased in an amount which, together with securities with legal or contractual restrictions on resale or for which no readily available market exists (including repurchase agreements providing for settlement more than seven days after notice), exceed 10% of the Fund's total assets only if such notes are subject to a demand feature that will permit the Fund to demand payment of the Principal within seven days after demand by the Fund. If not rated, such instruments must be found by the Fund's Manager and/or sub-adviser under guidelines established by the Fund's

Board of Directors, to be of comparable quality to instruments that are rated high quality. A rating may be relied upon only if it is provided by a nationally recognized statistical rating organization that is not affiliated with the issuer or guarantor of the instruments. For a description of the rating symbols of S&P and Moody's used in this paragraph, see the Prospectuses. The Fund may also invest in Canadian Commercial Paper which is commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation and in Europaper which is U.S. dollar denominated commercial paper of a foreign issuer.

Municipal Securities
         Municipal Securities are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, roads, schools, water and sewer works, and other utilities. Other public purposes for which Municipal Securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and obtaining funds to lend to other public institutions and facilities. In addition, certain debt obligations known as "private activity bonds" may be issued by or on behalf of municipalities and public authorities to obtain funds to provide certain water, sewage and solid waste facilities, qualified residential rental projects, certain local electric, gas and other heating or cooling facilities, qualified hazardous waste facilities, high-speed intercity rail facilities, governmentally-owned airports, docks and wharves and mass commuting facilities, certain qualified mortgages, student loan and redevelopment bonds and bonds used for certain organizations exempt from federal income taxation. Certain debt obligations known as "industrial development bonds" under prior federal tax law may have been issued by or on behalf of public authorities to obtain funds to provide certain privately-operated housing facilities, sports facilities, industrial parks, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities, sewage or solid waste disposal facilities, and certain facilities for water supply. Other private activity bonds and industrial development bonds issued to finance the construction, improvement, equipment or repair of privately-operated industrial, distribution, research, or commercial facilities may also be Municipal Securities, but the size of such issues is limited under current and prior federal tax law.

         Information about the financial condition of issuers of Municipal Securities may be less available than about corporations with a class of securities registered under the Securities Exchange Act of 1934.

INVESTMENT RESTRICTIONS

         Each Fund has adopted policies and investment restrictions. The investment restrictions numbered 1 through 9 may not be changed without a majority vote of its outstanding shares, and are considered fundamental. Such majority is defined in the 1940 Act as the vote of the lesser of: (i) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (ii) more than 50% of the outstanding voting securities. All percentage limitations expressed in the following investment restrictions are measured immediately after and giving effect to the relevant transaction. Investment restrictions numbered 10 through 12 may be changed by the vote of a majority of the Board of Directors.

         Each Fund normally may not:

         1. Purchase any security (other than obligations of the U.S. government, its agencies or instrumentalities) if as a result, with respect to 75% of the Fund's total assets, more than 5% of the Fund's assets (determined at the time of investment) would then be invested in securities of a single issuer;

         2. Purchase any securities (other than obligations of the U.S. government, its agencies and instrumentalities) if as a result 25% or more of the value of the Fund's total assets (determined at the time of investment) would be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to money market instruments of domestic banks, U.S. branches of foreign banks that are subject to the same regulations as U.S. banks and foreign branches of domestic banks (provided that the domestic bank is unconditionally liable in the event of the failure of the foreign branch to make payment on its instruments for any reason). Foreign governments, including agencies and instrumentalities thereof, and each of the electric utility, natural gas distribution, natural gas pipeline, combined electric and natural gas utility, and telephone industries shall be considered as a separate industry for this purpose;

         3. Buy or sell real estate, interests in real estate or commodities or commodity contracts; however, each Fund may invest in debt securities secured by real estate or interests therein, or issued by companies which invest in real estate or interests therein, including real estate investment trusts, and may purchase or sell currencies (including forward currency contracts) and financial futures contracts and options thereon;

         4. Engage in the business of underwriting securities of other issuers, except to the extent that the disposal of an investment position may technically cause the Adviser Funds, Inc. to be considered an underwriter as that term is defined under the Securities Act of 1933, as amended;

         5. Make loans in an aggregate amount in excess of one-third of a Fund's total assets, taken at the time any loan is made, provided that entering into certain repurchase agreements and purchasing debt securities shall not be deemed loans for the purposes of this restriction;

         6. Make short sales of securities or maintain a short position if, when added together, more than 25% of the value of the Fund's net assets would be (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales and (ii) allocated to segregated accounts in connection with short sales;

         7. Borrow money, except from banks for temporary or emergency purposes not in excess of one-third of the value of a Fund's assets, and except that Funds may enter into reverse repurchase agreements and engage in "roll" transactions, provided that reverse repurchase agreements, "roll" transactions and any other transactions constituting borrowing by a Fund may not exceed one-third of the Fund's total assets;

         8. Invest in securities of other investment companies except as may be acquired as part of a merger, consolidation, reorganization or acquisition of assets and except that each of the Funds may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any investment company or invest more than 10% of its total assets in the securities of other investment companies;

         9. Make investments for the purpose of exercising control or management;

         10. Invest in securities of any issuer if, to the knowledge of Adviser Funds, Inc., any officer or director of the Adviser Funds, Inc. or the Manager or any sub-adviser owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officers and directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer;

         11. Purchase any security if as a result a Fund would then have more than 5% of its total assets (determined at the time of investment) invested in securities of companies (including predecessors) less than three years old; or

         12. Purchase illiquid securities or other securities that are not readily marketable if more than 10% of the total assets of the Fund would be invested in such securities.

         In order to comply with certain state "blue sky" restrictions, each Fund will not as a matter of operating policy:

         1. Invest in oil, gas and mineral leases or programs;

         2. Purchase warrants if as a result the Fund would then have more than 5% of its net assets (determined at the time of investment) invested in warrants. Warrants will be valued at the lower of cost or market and investment in warrants which are not listed on the New York Stock Exchange or American Stock Exchange will be limited to 2% of the net assets of the Adviser Funds, Inc. (determined at the time of investment). For the purpose of this limitation, warrants acquired in units or attached to securities are deemed to be without value;

         3. In connection with investment restriction number eight above, invest in securities issued by other investment companies without waiving the advisory fee on that portion of its assets invested in such securities; or

         4. Purchase puts, calls, straddles, spreads, and any combination thereof if by reason thereof the value of its aggregate investment in such classes of securities will exceed 5% of its total assets.

PERFORMANCE INFORMATION


         From time to time, each Fund may state total return for its Classes in advertisements and other types of literature. Any statements of total return performance data for a Class will be accompanied by information on the average annual compounded rate of return for that Class over, as relevant, the most recent one-, five- and ten-year (or life of fund, if applicable) periods. Each Fund may also advertise aggregate and average compounded rate of return information of each Class over additional periods of time.

         In presenting performance information for Class A Shares, the Limited CDSC, applicable only to certain redemptions of those shares, will not be deducted from any computations of total return. See the Prospectus for the Fund Classes for a description of the Limited CDSC and the limited instances in which it applies. All references to a CDSC in this Performance Information section will apply to Class B Shares or Class C Shares.

         Total return performance of each Class will reflect the appreciation or depreciation of principal, reinvestment of income and any capital gains distributions paid during any indicated period, and the impact of the maximum front-end sales charge or CDSC, if any, paid on the illustrated investment amount, annualized. The results will not reflect any income taxes, if applicable, payable by shareholders on the reinvested distributions included in the calculations. As securities prices fluctuate, an illustration of past performance should not be considered as representative of future results.


         The average annual total rate of return for each Class is based on a hypothetical $1,000 investment that includes capital appreciation and depreciation during the stated periods. The following formula will be used for the actual computations:
                                                            n
                                                      P(1+T)  = ERV

         Where:            P   =    a hypothetical initial purchase order of
                                    $1,000 from which, in the case of only Class
                                    A Shares, the maximum front-end sales charge is deducted;

                           T   =    average annual total return;

                           n   =    number of years;

                         ERV   =    redeemable value of the hypothetical
                                    $1,000 purchase at the end of the period after the deduction of the applicable CDSC, if any, with respect to Class B Shares and Class C Shares.


         Aggregate or cumulative total return is calculated in a similar manner, except that the results are not annualized. Each calculation assumes the maximum front-end sales charge, if any, is deducted from the initial $1,000 investment at the time it is made with respect to Class A Shares and that all distributions are reinvested at net asset value, and, with respect to Class B Shares and Class C Shares, reflects the deduction of the CDSC that would be applicable upon complete redemption of such shares. In addition, each Fund may present total return information that does not reflect the deduction of the maximum front-end sales charge or any applicable CDSC.

         The performance of Class A Shares, Class B Shares, Class C Shares and the Institutional Class, as shown below, is the average annual total return quotations through October 31, 1996, computed as described above.

         The average annual total return for Class A Shares at offer reflects the maximum front-end sales charge of 4.75% paid on the purchase of shares. The average annual total return for Class A Shares at net asset value (NAV) does not reflect the payment of any front-end sales charge.

         The average annual total return for Class B Shares and Class C Shares including deferred sales charge reflects the deduction of the applicable CDSC that would be paid if the shares were redeemed on October 31, 1996. The average annual total return for Class B Shares and Class C Shares excluding deferred sales charge assumes the shares were not redeemed on October 31, 1996 and therefore does not reflect the deduction of a CDSC.


         Pursuant to applicable regulation, total return shown for the Institutional Classes for the periods prior to the commencement of operations of such Classes is calculated by taking the performance of the respective Class A Shares and adjusting it to reflect the elimination of all front-end sales charges. However, for those periods, no adjustment has been made to eliminate the impact of 12b-1 payments, and performance may have been affected had such an adjustment been made.

         Securities prices fluctuated during the periods covered and past results should not be considered as representative of future performance.


                                                    Average Annual Total Return(1)
Enterprise Fund
                                              Class B       Class B                 Class C      Class C
            Class A     Class A               Shares        Shares                  Shares       Shares
         Shares(2)(3)  Shares(2)            (including    (excluding              (including   (excluding             Institutional
          (at offer)   (at NAV)              CDSC)(5)        CDSC)                   CDSC)        CDSC)                    Class
1 year                             1 year                               1 year                                1 year
ended                              ended                                ended                                 ended
10/31/96    14.68%      20.37%     10/31/96   15.90%        19.90%      10/31/96    18.57%       19.57%       10/31/96    20.80%

Period                             Period                               Period                                Period
12/3/93(4)                         4/14/94(4)                           5/10/94(4)                            2/3/94(4)
through                            through                              through                               through
10/31/96     9.28%      11.13%     10/31/96   14.23%        15.18%      10/31/96    16.49%       16.49%       10/31/96    10.27%

U.S. Growth Fund
                                              Class B       Class B                 Class C      Class C
            Class A    Class A                Shares        Shares                  Shares       Shares
         Shares(2)(3)  Shares(2)            (including    (excluding              (including   (excluding             Institutional
          (at offer)   (at NAV)              CDSC)(5)        CDSC)                   CDSC)        CDSC)                   Class
1 year                             1 year                               1 year                                1 year
ended                              ended                                ended                                 ended
10/31/96     5.90%      11.18%     10/31/96    6.38%        10.38%      10/31/96     9.35%       10.35%       10/31/96    11.52%

Period                             Period                               Period                                Period
12/3/93(4)                         3/29/94(4)                           5/23/94(4)                            2/3/94(4)
through                            through                              through                               through
10/31/96     9.93%      11.79%     10/31/96   11.65%        12.61%      10/31/96    15.36%       15.36%       10/31/96    10.81%


---------------------
(1) The Manager has committed to waive a portion of its annual compensation or reimburse expenses to limit the operating expenses of the Funds. See Investment Management Agreements. In the absence of such waivers or reimbursements, performance would have been affected negatively.
(2) The 12b-1 fees payable by each Fund for the Class A Shares were at a rate equal to 0.35% of the average daily net assets. Beginning May 6, 1996, the payments were set at 0.30%. Performance calculations for periods after May 6, 1996 will be made using the lower 12b-1 fee rate.
(3) The maximum front-end sales charge was reduced from 5.5% to 4.75% effective May 6, 1996. The above performance figures are calculated using 4.75% as the applicable sales charge for all time periods.
(4) Commencement of operations.
(5) Effective May 6, 1996, Class B Shares will be subject to a CDSC schedule of (i) 4% if shares are redeemed within two years of purchase; (ii) 3% if shares are redeemed during the third or fourth year following purchase;
    (iii) 2% if shares are redeemed during the fifth year following purchase;
    (iv) 1% if shares are redeemed during the sixth year following purchase; and (v) 0% thereafter. The above performance figures are calculated using the new applicable CDSC schedule.




                                                       Average Annual Total Return(1)

World Growth Fund
                                               Class B       Class B                 Class C      Class C
            Class A     Class A                Shares        Shares                  Shares       Shares
         Shares(2)(3)  Shares(2)             (including    (excluding              (including   (excluding             Institutional
          (at offer)   (at NAV)               CDSC)(5)        CDSC)                   CDSC)        CDSC)                   Class
1 year                              1 year                               1 year                                1 year
ended                               ended                                ended                                 ended
10/31/96     3.71%       8.90%      10/31/96    4.16%         8.16%      10/31/96     7.15%        8.15%       10/31/96     7.91%

Period                              Period                               Period                                Period
12/3/93(4)                          3/29/94(4)                           5/10/94(4)                            2/3/94(4)
through                             through                              through                               through
10/31/96     6.05%       7.84%      10/31/96    4.95%         6.01%      10/31/96     6.37%        6.37%       10/31/96     6.33%


New Pacific Fund
                                               Class B       Class B                 Class C      Class C
            Class A     Class A                Shares        Shares                  Shares       Shares
         Shares(2)(3)  Shares(2)             (including    (excluding              (including   (excluding             Institutional
          (at offer)   (at NAV)               CDSC)(5)        CDSC)                   CDSC)        CDSC)                   Class
1 year                              1 year                               1 year                                1 year
ended                               ended                                ended                                 ended
10/31/96     3.17%       8.26%      10/31/96    3.54%         7.54%      10/31/96     6.58%        7.58%       10/31/96     8.77%

Period                              Period                               Period                                Period
12/3/93(4)                          3/29/94(4)                           7/7/94(4)                             2/3/94(4)
through                             through                              through                               through
10/31/96    (2.58%)     (0.94%)     10/31/96   (1.22%)       (0.09%)     10/31/96    (0.92%)      (0.92%)      10/31/96    (4.45%)

----------------------------
(1) The Manager has committed to waive a portion of its annual compensation or reimburse expenses to limit the operating expenses of the Funds. See Investment Management Agreements. In the absence of such waivers or reimbursements, performance would have been affected negatively.
(2) The 12b-1 fees payable by each Fund for the Class A Shares were at a rate equal to 0.35% of the average daily net assets. Beginning May 6, 1996, the payments were set at 0.30%. Performance calculations for periods after May 6, 1996 will be made using the lower 12b-1 fee rate.

(3) The maximum front-end sales charge was reduced from 5.5% to 4.75% effective May 6, 1996. The above performance figures are calculated using 4.75% as the applicable sales charge for all time periods.
(4)  Commencement of operations.
(5) Effective May 6, 1996, Class B Shares will be subject to a CDSC schedule of (i) 4% if shares are redeemed within two years of purchase; (ii) 3% if shares are redeemed during the third or fourth year following purchase;
     (iii) 2% if shares are redeemed during the fifth year following purchase;
     (iv) 1% if shares are redeemed during the sixth year following purchase; and (v) 0% thereafter. The above performance figures are calculated using the new applicable CDSC schedule.



                                                     Average Annual Total Return(1)

Federal Bond Fund
                                               Class B       Class B                  Class C      Class C
            Class A     Class A                Shares        Shares                   Shares       Shares
         Shares(2)(3)  Shares(2)             (including    (excluding               (including   (excluding           Institutional
          (at offer)   (at NAV)               CDSC)(5)        CDSC)                    CDSC)        CDSC)                 Class
1 year                              1 year                                1 year                              1 year
ended                               ended                                 ended                               ended
10/31/96    (1.49%)      3.43%      10/31/96   (1.17%)        2.76%       10/31/96     1.75%        2.74%     10/31/96     0.60%

Period                              Period                                Period                              Period
12/3/93(4)                          7/27/94(4)                            7/7/94(4)                           2/3/94(4)
through                             through                               through                             through
10/31/96     2.20%       3.93%      10/31/96    5.09%         6.32%       10/31/96     5.74%        5.74%     10/31/96     3.15%


Corporate Income Fund
                                               Class B       Class B                  Class C      Class C
            Class A     Class A                Shares        Shares                   Shares       Shares
         Shares(2)(3)  Shares(2)             (including    (excluding               (including   (excluding           Institutional
          (at offer)   (at NAV)               CDSC)(5)        CDSC)                    CDSC)        CDSC)                 Class
1 year                              1 year                                1 year                              1 year
ended                               ended                                 ended                               ended
10/31/96    (0.20%)      4.81%      10/31/96    0.20%         4.16%       10/31/96     3.07%        4.06%     10/31/96     5.19%

Period                              Period                                Period                              Period
12/3/93(4)                          5/11/94(4)                            9/14/94(4)                          2/3/94(4)
through                             through                               through                             through
10/31/96     3.08%       4.82%      10/31/96    7.28%         8.37%       10/31/96     8.83%        8.83%     10/31/96     5.36%

----------------------------
(1) The Manager has committed to waive a portion of its annual compensation or reimburse expenses to limit the operating expenses of the Funds. See Investment Management Agreements. In the absence of such waivers or reimbursements, performance would have been affected negatively.
(2) The 12b-1 fees payable by each Fund for the Class A Shares were at a rate equal to 0.35% of the average daily net assets. Beginning May 6, 1996, the payments were set at 0.30%. Performance calculations for periods after May 6, 1996 will be made using the lower 12b-1 fee rate.

(3) The maximum front-end sales charge was increased from 4.5% to 4.75% effective May 6, 1996. The above performance figures are calculated using 4.75% as the applicable sales charge for all time periods.
(4)   Commencement of operations.
(5) Effective May 6, 1996, Class B Shares will be subject to a CDSC schedule of (i) 4% if shares are redeemed within two years of purchase; (ii) 3% if shares are redeemed during the third or fourth year following purchase;
      (iii) 2% if shares are redeemed during the fifth year following purchase;
      (iv) 1% if shares are redeemed during the sixth year following purchase; and (v) 0% thereafter. The above performance figures are calculated using the new applicable CDSC schedule.

         As stated in the Prospectuses, Federal Bond Fund and Corporate Income Fund may also quote the current yield for each of its Classes in advertisements and investor communications. The yield computation is determined by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period and annualizing the resulting figure, according to the following formula:

                                                      a--b      6
                                        YIELD = 2[(-------- + 1)  -- 1]
                                                        cd

               Where:       a  =    dividends and interest earned during the
                                    period;

                            b  =    expenses accrued for the period (net of
                                    reimbursements);

                            c  =    the average daily number of shares
                                    outstanding during the period that were
                                    entitled to receive dividends;

                            d  =    the maximum offering price per share on the
                                    last day of the period.


         The above formula will be used in calculating quotations of yield of each Class, based on specified 30-day periods identified in advertising by a Fund. Yield assumes the maximum front-end sales charge, if any, and does not reflect the deduction of any CDSC or Limited CDSC. Actual yield may be affected by variations in front-end sales charges on investments. Past performance, such as is reflected in quoted yields, should not be considered as a representation of the results which may be realized from an investment in any class of Adviser Funds, Inc. in the future. For the fiscal year ended October 31, 1996, the yield of each Class of Federal Bond Fund and Corporate Income Fund was as follows:

                                 Federal Bond Fund      Corporate Income Fund

         Class A Shares                   5.31%                 5.81%
         Class B Shares                   4.58%                 4.92%
         Class C Shares                   4.50%                 4.93%
         Institutional Class              6.22%                 6.61%


         From time to time, the Funds may also quote actual total return for each Class in advertising and other types of literature compared to indices or averages of alternative financial products available to prospective investors. For example, the performance comparisons may include the average return of various bank instruments, some of which may carry certain return guarantees offered by leading banks and thrifts as monitored by Bank Rate Monitor, and those of corporate bond and government security price indices of various durations prepared by Lehman Brothers and Salomon Brothers, Inc. These indices are not managed for any investment goal.

         Comparative information on the Consumer Price Index may also be included. The Consumer Price Index, as prepared by the U.S. Bureau of Labor Statistics, is the most commonly used measure of inflation. It indicates the cost fluctuations of a representative group of consumer goods. It does not represent a return from an investment.





         Statistical and performance information and various indices compiled and maintained by organizations such as the following may also be used in preparing exhibits comparing certain industry trends and competitive mutual fund performance to comparable Fund activity and performance and in illustrating general financial planning principles. From time to time, certain mutual fund performance ranking information, calculated and provided by these organizations may also be used in the promotion of sales in the Fund. Any indices used are not managed for any investment goal.

         CDA Investment Technologies, Inc., Lipper Analytical Services, Inc. and Morningstar, Inc. are performance evaluation services that maintain statistical performance databases, as reported by a diverse universe of independently-managed mutual funds.

         Ibbotson Associates, Inc. is a consulting firm that provides a variety of historical data including total return, capital appreciation and income on the stock market as well as other investment asset classes, and inflation. With their permission, this information will be used primarily for comparative purposes and to illustrate general financial planning principles.

         Interactive Data Corporation is a statistical access service that maintains a database of various international industry indicators, such as historical and current price/earning information, individual equity and fixed-income price and return information.


         Salomon Brothers and Lehman Brothers are statistical research firms that maintain databases of international market, bond market, corporate and government-issued securities of various maturities. This information, as well as unmanaged indices compiled and maintained by these firms, will be used in preparing comparative illustrations. In addition, the performance of multiple indices compiled and maintained by these firms may be combined to create a blended performance result for comparative performances. Generally, the indices selected will be representative of the types of securities in which the Funds may invest and the assumptions that were used in calculating the blended performance will be described.

         Current interest rate and yield information on government debt obligations of various durations, as reported weekly by the Federal Reserve (Bulletin H.15), may also be used. As well, current rate information on municipal debt obligations of various durations, as reported daily by The Bond Buyer, may also be used. The Bond Buyer is published daily and is an industry-accepted source for current municipal bond market information.


         The following table is an example, for purposes of illustration only, of cumulative total return performance for Class A Shares, Class B Shares, Class C Shares and the Institutional Classes through October 31, 1996. For these purposes, the calculations assume the reinvestment of any realized securities profits distributions and income dividends paid during the indicated periods. In addition, these calculations, as shown below, reflect maximum sales charges, if any, paid on the purchase or redemption of shares, as applicable, but not any income taxes payable by shareholders on the reinvested distributions included in the calculations. In addition, the performance of Class A Shares may be shown without reflecting the impact of any front-end sales charge. The performance of Class B Shares and Class C Shares is calculated both with the applicable CDSC included and excluded. Pursuant to applicable regulation, total return shown for an Institutional Class for the periods prior to the commencement of operations of such Class is calculated by taking the performance of the respective Class A Shares and adjusting it to reflect the elimination of all sales charges. However, for those periods, no adjustment has been made to eliminate the impact of 12b-1 payments, and performance may have been affected had such an adjustment been made.


         The net asset value of a Class fluctuates so shares, when redeemed, may be worth more or less than the original investment, and a Class' results should not be considered as representative of future performance.



                                                 Cumulative Total Return(1)
Enterprise Fund
                                   Class B       Class B                  Class C        Class C
             Class A               Shares        Shares                   Shares         Shares
            Shares(2)            (including    (excluding               (including     (excluding              Institutional
           (at offer)             CDSC)(4)        CDSC)                    CDSC)          CDSC)                    Class
3 months               3 months                              3 months                                3 months
ended                  ended                                 ended                                   ended
10/31/96     6.51%     10/31/96    7.68%        11.68%       10/31/96    10.62%          11.62%      10/31/96     11.89%

6 months               6 months                              6 months                                6 months
ended                  ended                                 ended                                   ended
10/31/96    (3.96%)(5) 10/31/96   (3.51%)        0.49%       10/31/96    (0.59%)          0.41%      10/31/96      0.89%

9 months               9 months                              9 months                                9 months
ended                  ended                                 ended                                   ended
10/31/96     5.43%     10/31/96    6.31%        10.31%       10/31/96     9.02%          10.02%      10/31/96     10.89%

1 year                 1 year                                1 year                                  1 year
ended                  ended                                 ended                                   ended
10/31/96    14.68%     10/31/96   15.90%        19.90%       10/31/96    18.57%          19.57%      10/31/96     20.80%

Period                 Period                                Period                                  Period
12/3/93(3)             4/14/94(3)                            5/10/94(3)                              2/3/94(3)
through                through                               through                                 through
10/31/96    29.49%     10/31/96   40.40%        43.40%       10/31/96    46.00%          46.00%      10/31/96     30.75%

U.S. Growth Fund
                                   Class B       Class B                  Class C        Class C
             Class A               Shares        Shares                   Shares         Shares
            Shares(2)            (including    (excluding               (including     (excluding              Institutional
           (at offer)             CDSC)(4)        CDSC)                    CDSC)          CDSC)                    Class
3 months               3 months                              3 months                                3 months
ended                  ended                                 ended                                   ended
10/31/96     4.86%     10/31/96    5.94%         9.94%       10/31/96     8.92%           9.92%      10/31/96     10.20%

6 months               6 months                              6 months                                6 months
ended                  ended                                 ended                                   ended
10/31/96     1.32%(5)  10/31/96    2.00%         6.00%       10/31/96     4.98%           5.98%      10/31/96      6.58%

9 months               9 months                              9 months                                9 months
ended                  ended                                 ended                                   ended
10/31/96     6.80%     10/31/96    7.47%        11.47%       10/31/96    10.48%          11.48%      10/31/96     12.33%

1 year                 1 year                                1 year                                  1 year
ended                  ended                                 ended                                   ended
10/31/96     5.90%     10/31/96    6.38%        10.38%       10/31/96     9.35%          10.35%      10/31/96     11.52%

Period                 Period                                Period                                  Period
12/3/93(3)             3/29/94(3)                            5/23/94(3)                              2/3/94(3)
through                through                               through                                 through
10/31/96    31.75%     10/31/96   33.10%        36.10%       10/31/96    41.80%          41.80%      10/31/96     32.51%

----------------------------
(1) The Manager has committed to waive a portion of its annual compensation or reimburse expenses to limit the operating expenses of the Funds. See Investment Management Agreements. In the absence of such waivers or reimbursements, performance would have been affected negatively.
(2) The 12b-1 fees payable by each Fund for the Class A Shares were at a rate equal to 0.35% of the average daily net assets. Beginning May 6, 1996, the payments were set at 0.30%. Performance calculations for periods after May 6, 1996 will be made using the lower 12b-1 fee rate. The maximum front-end sales charge was reduced from 5.5% to 4.75% effective May 6, 1996. The above performance figures are calculated using 4.75% as the applicable sales charge for all time periods.
(3)   Commencement of operations.
(4) Effective May 6, 1996, Class B Shares will be subject to a CDSC schedule of (i) 4% if shares are redeemed within two years of purchase; (ii) 3% if shares are redeemed during the third or fourth year following purchase;
      (iii) 2% if shares are redeemed during the fifth year following purchase;
      (iv) 1% if shares are redeemed during the sixth year following purchase; and (v) 0% thereafter. The above performance figures are calculated using the new applicable CDSC schedule.
(5) For the six months ended October 31, 1996, cumulative total return for Enterprise Fund A Class at net asset value was 0.82% and for U.S. Growth Fund A Class at net asset value was 6.39%.


                                                         Cumulative Total Return(1)
World Growth Fund
                                   Class B       Class B                  Class C        Class C
             Class A               Shares        Shares                   Shares         Shares
            Shares(2)            (including    (excluding               (including     (excluding              Institutional
           (at offer)             CDSC)(4)        CDSC)                    CDSC)          CDSC)                    Class
3 months               3 months                              3 months                                3 months
ended                  ended                                 ended                                   ended
10/31/96    (3.88%)    10/31/96   (3.30%)        0.70%       10/31/96     (0.22%)         0.78%      10/31/96      0.98%

6 months               6 months                              6 months                                6 months
ended                  ended                                 ended                                   ended
10/31/96    (4.99%)(5) 10/31/96   (4.58%)       (0.60%)      10/31/96     (1.60%)        (0.60%)     10/31/96     (0.08%)

9 months               9 months                              9 months                                9 months
ended                  ended                                 ended                                   ended
10/31/96     1.23%     10/31/96    1.67%         5.67%       10/31/96      4.75%          5.75%      10/31/96      6.48%

1 year                 1 year                                1 year                                  1 year
ended                  ended                                 ended                                   ended
10/31/96     3.71%     10/31/96    4.16%         8.16%       10/31/96      7.15%          8.15%      10/31/96      7.91%

Period                 Period                                Period                                  Period
12/3/93(3)             3/29/94(3)                            5/10/94(3)                              2/3/94(3)
through                through                               through                                 through
10/31/96    18.66%     13/31/96   13.36%        16.36%       10/31/96     16.53%         16.53%      10/31/96     18.32%

New Pacific Fund
                                   Class B       Class B                  Class C        Class C
             Class A               Shares        Shares                   Shares         Shares
            Shares(2)            (including    (excluding               (including     (excluding              Institutional
           (at offer)             CDSC)(4)        CDSC)                    CDSC)          CDSC)                    Class
3 months               3 months                              3 months                                3 months
ended                  ended                                 ended                                   ended
10/31/96    (4.66%)    10/31/96    (4.10%)      (0.10%)      10/31/96     (1.10%)        (0.11%)     10/31/96      0.21%

6 months               6 months                              6 months                                6 months
ended                  ended                                 ended                                   ended
10/31/96   (10.96%)(5) 10/31/96   (10.56%)      (6.83%)      10/31/96     (7.71%)        (6.78%)     10/31/96     (6.29%)

9 months               9 months                              9 months                                9 months
ended                  ended                                 ended                                   ended
10/31/96    (7.10%)    10/31/96    (6.89%)      (3.01%)      10/31/96     (3.94%)        (2.97%)     10/31/96     (2.26%)

1 year                 1 year                                1 year                                  1 year
ended                  ended                                 ended                                   ended
10/31/96     3.17%     10/31/96     3.54%        7.54%       10/31/96      6.58%          7.58%      10/31/96      8.77%

Period                 Period                                Period                                  Period
12/3/93(3)             3/29/94(3)                            7/7/94(3)                               2/3/94(3)
through                through                               through                                 through
10/31/96    (7.34%)    10/31/96    (3.13%)      (0.22%)      10/31/96     (2.13%)        (2.13%)     10/31/96    (11.73%)

----------------------------
(1) The Manager has committed to waive a portion of its annual compensation or reimburse expenses to limit the operating expenses of the Funds. See Investment Management Agreements. In the absence of such waivers or reimbursements, performance would have been affected negatively.
(2) The 12b-1 fees payable by each Fund for the Class A Shares were at a rate equal to 0.35% of the average daily net assets. Beginning May 6, 1996, the payments were set at 0.30%. Performance calculations for periods after May 6, 1996 will be made using the lower 12b-1 fee rate. The maximum front-end sales charge was reduced from 5.5% to 4.75% effective May 6, 1996. The above performance figures are calculated using 4.75% as the applicable sales charge for all time periods.
(3)   Commencement of operations.
(4) Effective May 6, 1996, Class B Shares will be subject to a CDSC schedule of (i) 4% if shares are redeemed within two years of purchase; (ii) 3% if shares are redeemed during the third or fourth year following purchase;
      (iii) 2% if shares are redeemed during the fifth year following purchase;
      (iv) 1% if shares are redeemed during the sixth year following purchase; and (v) 0% thereafter. The above performance figures are calculated using the new applicable CDSC schedule.
(5) For the six months ended October 31, 1996, cumulative total return for World Growth Fund A Class at net asset value was (0.24%) and for New Pacific Fund A Class at net asset value was (6.55%).


                                                         Cumulative Total Return(1)

Federal Bond Fund
                                   Class B       Class B                  Class C        Class C
             Class A               Shares        Shares                   Shares         Shares
            Shares(2)            (including    (excluding               (including     (excluding              Institutional
           (at offer)             CDSC)(4)        CDSC)                    CDSC)          CDSC)                    Class
3 months               3 months                              3 months                                3 months
ended                  ended                                 ended                                   ended
10/31/96    (1.53%)    10/31/96   (0.77%)        3.23%       10/31/96     2.19%           3.19%      10/31/96      3.41%

6 months               6 months                              6 months                                6 months
ended                  ended                                 ended                                   ended
10/31/96    (0.63%)(5) 10/31/96    0.04%         4.04%       10/31/96     2.98%           3.98%      10/31/96      4.48%

9 months               9 months                              9 months                                9 months
ended                  ended                                 ended                                   ended
10/31/96    (4.79%)    10/31/96   (4.32%)       (0.47%)      10/31/96    (1.52%)         (0.56%)     10/31/96      0.21%

1 year                 1 year                                1 year                                  1 year
ended                  ended                                 ended                                   ended
10/31/96    (1.49%)    10/31/96   (1.17%)        2.76%       10/31/96     1.75%           2.74%      10/31/96      0.60%

Period                 Period                                Period                                  Period
12/3/93(3)             7/27/94(3)                            7/7/94(3)                               2/3/94(3)
through                through                               through                                 through
10/31/96     6.54%     10/31/96   11.90%        14.90%       10/31/96    13.84%          13.84%      10/31/96      8.88%

Corporate Income Fund
                                   Class B       Class B                  Class C        Class C
             Class A               Shares        Shares                   Shares         Shares
            Shares(2)            (including    (excluding               (including     (excluding              Institutional
           (at offer)             CDSC)(4)        CDSC)                    CDSC)          CDSC)                    Class
3 months               3 months                              3 months                                3 months
ended                  ended                                 ended                                   ended
10/31/96   (0.72%)     10/31/96     0.07%         4.07%      10/31/96      3.08%          4.08%      10/31/96      4.35%

6 months               6 months                              6 months                                6 months
ended                  ended                                 ended                                   ended
10/31/96    0.61%(5)   10/31/96     1.28%         5.28%      10/31/96      4.18%          5.18%      10/31/96      5.74%

9 months               9 months                              9 months                                9 months
ended                  ended                                 ended                                   ended
10/31/96   (4.09%)     10/31/96    (3.55%)        0.32%      10/31/96     (0.74%)         0.22%      10/31/96      1.06%

1 year                 1 year                                1 year                                  1 year
ended                  ended                                 ended                                   ended
10/31/96   (0.20%)     10/31/96     0.20%         4.16%      10/31/96      3.07%          4.06%      10/31/96      5.19%

Period                 Period                                Period                                  Period
12/3/93(3)             5/11/94(3)                            9/14/94(3)                              2/3/94(3)
through                through                               through                                 through
10/31/96    9.25%      10/31/96    19.02%        22.02%      10/31/96     19.76%         19.76%      10/31/96     15.38%


----------------------------
(1) The Manager has committed to waive a portion of its annual compensation or reimburse expenses to limit the operating expenses of the Funds. See Investment Management Agreements. In the absence of such waivers or reimbursements, performance would have been affected negatively.
(2) The 12b-1 fees payable by each Fund for the Class A Shares were at a rate equal to 0.35% of the average daily net assets. Beginning May 6, 1996, the payments were set at 0.30%. Performance calculations for periods after May 6, 1996 will be made using the lower 12b-1 fee rate. The maximum front-end sales charge was increased from 4.5% to 4.75% effective May 6, 1996. The above performance figures are calculated using 4.75% as the applicable sales charge for all time periods.
(3)   Commencement of operations.
(4) Effective May 6, 1996, Class B Shares will be subject to a CDSC schedule of (i) 4% if shares are redeemed within two years of purchase; (ii) 3% if shares are redeemed during the third or fourth year following purchase;
      (iii) 2% if shares are redeemed during the fifth year following purchase;
      (iv) 1% if shares are redeemed during the sixth year following purchase; and (v) 0% thereafter. The above performance figures are calculated using the new applicable CDSC schedule.
(5) For the six months ended October 31, 1996, cumulative total return for Federal Bond Fund A Class at net asset value was 4.30% and for Corporate Income Fund A Class at net asset value was 5.64%.

         Because every investor's goals and risk threshold are different, the Distributor, as distributor for the Funds and other mutual funds in the Delaware Group, will provide general information about investment alternatives and scenarios that will allow investors to assess their personal goals. This information will include general material about investing as well as materials reinforcing various industry-accepted principles of prudent and responsible personal financial planning. One typical way of addressing these issues is to compare an individual's goals and the length of time the individual has to attain these goals to his or her risk threshold. In addition, the Distributor will provide information that discusses the Manager's or sub-adviser's overriding investment philosophy and how that philosophy impacts the Funds', and other Delaware Group funds', investment disciplines employed in seeking their objectives. The Distributor may also from time to time cite general or specific information about the institutional clients of the Manager or sub-adviser's, including the number of such clients serviced by such persons.

Dollar-Cost Averaging

         For many people, deciding when to invest can be a difficult decision. Security prices tend to move up and down over various market cycles and logic says to invest when prices are low. However, even experts can't always pick the highs and the lows. By using a strategy known as dollar-cost averaging, you schedule your investments ahead of time. If you invest a set amount on a regular basis, that money will always buy more shares when the price is low and fewer when the price is high. You can choose to invest at any regular interval--for example, monthly or quarterly--as long as you stick to your regular schedule. Dollar-cost averaging looks simple and it is, but there are important things to remember.

         Dollar-cost averaging works best over longer time periods, and it doesn't guarantee a profit or protect against losses in declining markets. If you need to sell your investment when prices are low, you may not realize a profit no matter what investment strategy you utilize. That's why dollar-cost averaging can make sense for long-term goals. Since the potential success of a dollar-cost averaging program depends on continuous investing, even through periods of fluctuating prices, you should consider your dollar-cost averaging program a long-term commitment and invest an amount you can afford and probably won't need to withdraw. You also should consider your financial ability to continue to purchase shares during periods of low fund share prices. Delaware Group offers three services -- Automatic Investing Program, Direct Deposit Program and the Wealth Builder Option -- that can help to keep your regular investment program on track. See Investing by Electronic Fund Transfer - Direct Deposit Purchase Plan and Automatic Investing Plan under Investment Plans and Wealth Builder Option under Investment Plans for a complete description of these services, including restrictions or limitations.

         The example below illustrates how dollar-cost averaging can work. In a fluctuating market, the average cost per share over a period of time will be lower than the average price per share for the same time period.


                         Investment        Price Per             Number of
                            Amount            Share          Shares Purchased

         Month 1            $100             $10.00                  10
         Month 2            $100             $12.50                   8
         Month 3            $100              $5.00                  12
         Month 4            $100             $10.00                  10
         -----------------------------------------------------------------
                            $400             $37.50                  48


Total Amount Invested:  $400
Total Number of Shares Purchased:  48
Average Price Per Share:  $9.38 ($37.50/4)
Average Cost Per Share:  $8.33 ($400/48 shares)

         This example is for illustration purposes only. It is not intended to represent the actual performance of any Fund.

THE POWER OF COMPOUNDING
         When you opt to reinvest your current income for additional shares of a Fund, your investment is given yet another opportunity to grow. It's called the Power of Compounding and the following chart illustrates just how powerful it can be.

Compounded Returns
         Results for various assumed fixed rates of return on a $10,000 investment compounded monthly for 10 years:

                       6%              8%              10%             12%
                       Rate of         Rate of         Rate of         Rate of
                       Return          Return          Return          Return

          1 Year       $10,617         $10,830         $11,047         $11,268
         2 Years       $11,272         $11,729         $12,204         $12,697
         3 Years       $11,967         $12,702         $13,482         $14,308
         4 Years       $12,705         $13,757         $14,894         $16,122
         5 Years       $13,488         $14,898         $16,453         $18,167
         6 Years       $14,320         $16,135         $18,176         $20,471
         7 Years       $15,203         $17,474         $20,079         $23,067
         8 Years       $16,141         $18,924         $22,182         $25,993
         9 Years       $17,137         $20,495         $24,504         $29,290
        10 Years       $18,194         $22,196         $27,070         $33,004

         Results for various assumed fixed rates of return on a $10,000 investment compounded quarterly for 10 years:

                         6%             8%              10%            12%
                         Rate of        Rate of         Rate of        Rate of
                         Return         Return          Return         Return

          1 Year         $10,614        $10,824         $11,038        $11,255
         2 Years         $11,265        $11,717         $12,184        $12,668
         3 Years         $11,956        $12,682         $13,449        $14,258
         4 Years         $12,690        $13,728         $14,845        $16,047
         5 Years         $13,468        $14,859         $16,386        $18,061
         6 Years         $14,295        $16,084         $18,087        $20,328
         7 Years         $15,172        $17,410         $19,965        $22,879
         8 Years         $16,103        $18,845         $22,038        $25,751
         9 Years         $17,091        $20,399         $24,326        $28,983
        10 Years         $18,140        $22,080         $26,851        $32,620


         The figures are calculated assuming a fixed constant investment return and assume no fluctuation in the value of principal. These figures, which do not reflect payment of applicable taxes or sales charges, are not intended to be a projection of investment results and do not reflect the actual performance results of any of the Classes.

TRADING PRACTICES AND BROKERAGE

         Fund transactions are executed by the Manager or any sub-adviser (collectively referred to in this section as the "Manager") on behalf of the Fund in accordance with the standards described below.

         Brokers, dealers, banks and others are selected to execute transactions for the purchase or sale of portfolio securities or other instruments on the basis of the Manager's judgment of their professional capability to provide the service. The primary consideration is to have brokers, dealers or banks execute securities transactions at best price and execution. Best price and execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order and other factors affecting the overall benefit obtained by the account on the transaction. Trades are generally made on a net basis where securities are either bought or sold directly from or to a broker, dealer or bank or others. In these instances, there is no direct commission charged, but there is a spread (the difference between the buy and sell price) which is the equivalent of a commission. When a commission is paid, the Funds pay reasonably competitive brokerage commission rates based upon the professional knowledge of the Manager's trading department as to rates paid and charged for similar transactions throughout the securities industry. In some instances, the Funds pay a minimal share transaction cost when the transaction presents no difficulty.


         During the past three fiscal years, the aggregate dollar amounts of brokerage commissions paid by Enterprise Fund, U.S. Growth Fund, World Growth Fund and New Pacific Fund were as follows:

                                                   October 31,
                                  1996                1995             1994

        Enterprise Fund(1)        $50,621             $35,533          $42,482
        U.S. Growth Fund(1)       $55,744             $27,955          $23,709
        World Growth Fund(1)      $31,960             $31,838          $12,019
        New Pacific Fund(1)       $236,538            $142,441         $187,987

(1)     Date of initial public offering was December 3, 1993.



            The Manager may allocate out of all commission business generated by all of the funds and accounts under their management, brokerage business to brokers, dealers or members of an exchange who provide brokerage and research services. These services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software and hardware used in security analyses; and providing portfolio performance evaluation and technical market analyses. Such services are used by the Manager in connection with its investment decision-making process with respect to one or more funds and accounts managed by it, and may not be used, or used exclusively, with respect to the fund or account generating the brokerage.

            During the fiscal year ended October 31, 1996, portfolio transactions of the following Funds in the amounts listed below, resulting in brokerage commissions in the amounts listed below were directed to brokers for brokerage and research services provided.

            During the fiscal year ended October 31, 1996, portfolio transactions of New Pacific Fund in the amount of $1,297,396 resulting in brokerage commissions of $7,896 were directed to brokers for brokerage and research services provided.



            As provided in the Securities Exchange Act of 1934 and the Investment Management and Sub-Advisory Agreements, higher commissions are permitted to be paid to brokers, dealers or members of an exchange who provide brokerage and research services than to broker, dealers or members of an exchange who do not provide such services, if such higher commissions are deemed reasonable in relation to the value of the brokerage and research services provided. Although transactions are directed to brokers, dealers or members of an exchange who provide such brokerage and research services, the Fund believes that the commissions paid to such broker/dealers are not, in general, higher than commissions that would be paid to broker/dealers not providing such services and that such commissions are reasonable in relation to the value of the brokerage and research services provided. In some instances, services may be provided to the Manager which constitute in some part brokerage and research services used by the Manager in connection with its investment decision-making process and constitute in some part services used by the Manager in connection with administrative or other functions not related to its investment decision-making process. In such cases, the Manager will make a good faith allocation of brokerage and research services and will pay out of its own resources for services used by the Manager in connection with administrative or other functions not related to its investment decision-making process. In addition, so long as no fund is disadvantaged, portfolio transactions which generate commissions or their equivalent are allocated to broker/dealers who provide daily portfolio pricing services to the Funds and to other funds in the Delaware Group. Subject to best price and execution, commissions allocated to brokers providing such pricing services may or may not be generated by the funds receiving the pricing service.

            The Manager may place a combined order for two or more accounts or funds engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. When a combined order is executed in a series of transactions at different prices, each account participating in the order may be allocated an average price obtained from the executing broker. It is believed that the ability of the accounts to participate in volume transactions will generally be beneficial to the accounts and funds. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or fund may obtain, it is the opinion of the Manager and the Board of Directors that the advantages of combined orders outweigh the possible disadvantages of separate transactions.

            Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. (the "NASD"), and subject to seeking best price and execution, the Manager may place orders with broker/dealers that have agreed to defray certain Fund expenses such as custodian fees, and may, at the request of the Distributor, give consideration to sales of shares of the Funds as a factor in the selection of brokers and dealers to execute portfolio transactions.

            Subject to the above considerations, an affiliate of the Manager may act as a securities broker for the Funds. In order for an affiliate of the Manager to effect any portfolio transactions for the Funds, the commissions, fees or other remuneration received by the affiliate must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow an affiliate of the Manager to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Directors of the Adviser Funds, Inc., including a majority of the Directors who are not "interested" persons, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliate of the Manager are consistent with the foregoing standard. In accordance with
Section 11(a) under the Securities Exchange Act of 1934, an affiliate of the Manager may not retain compensation for effecting transactions on a national securities exchange for the Funds unless the Adviser Funds, Inc. has expressly authorized the retention of such compensation in a written contract executed by the Adviser Funds, Inc. and such affiliate. Section 11(a) provides that an affiliate of the Manager must furnish to the Adviser Funds, Inc. at least annually a statement setting forth the total amount of all compensation retain by the affiliate from transactions effected for the Funds during the applicable period. Brokerage and futures transactions with an affiliate of the Manager are also subject to such fiduciary standards as may be imposed by applicable law. No such trade have been made through affiliates to date.


Portfolio Turnover
            While the Funds do not intend to trade in securities for short-term profits, securities may be sold without regard to the amount of time they have been held by a Fund when warranted by the circumstances. A Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for a year by the monthly average value of portfolio securities for that year. Securities with remaining maturities of one year or less at the date of acquisition are excluded from the calculation. A portfolio turnover rate of 100% would occur, for example, if all the securities in the Fund's portfolio were replaced once during a period of one year. A high rate of portfolio turnover in any year may increase brokerage commissions paid and could result in high amounts of realized investment gain subject to the payment of taxes by shareholders. The turnover rate may also be affected by cash requirements from redemptions and repurchases of fund shares.

            For Federal Bond Fund and Corporate Income Fund, which are fixed-income funds, portfolio trading will be undertaken principally to accomplish the Funds' objectives in relation to anticipated movements in the general level of interest rates, and not for the purpose of realizing capital gains, although capital gains may be realized on certain portfolio transactions. For example, capital gains may be realized when a security is sold (i) so that, provided capital is preserved or enhanced, another security can be purchased to obtain a higher yield, (ii) to take advantage of what the Manager believes to be a temporary disparity in the normal yield relationship between the two securities to increase income or improve the quality of the portfolio, (iii) to purchase a security which the Manager believes is of higher quality than its rating or current market value would indicate, or (iv) when the Manager anticipates a decline in value due to market risk or credit risk. The Fund is free to dispose of portfolio securities at any time, subject to complying with the Internal Revenue Code and the 1940 Act, when changes in circumstances or conditions make such a move desirable in light of the investment objective. The Fund will not attempt to achieve or be limited to a predetermined rate of portfolio turnover, such a turnover always being incidental to transactions undertaken with a view to achieving the Fund's investment objective.

            Although the Fixed-Income Funds trade principally to seek a high level of income and stability of principal and not for profits, the portfolio turnover may be high, particularly if interest rates are volatile. The portfolio turnover rate of the Funds is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular fiscal year by the monthly average of the value of the portfolio securities owned by the Funds during the particular fiscal year, exclusive of securities whose maturities at the time of acquisition are one year or less.


            During the fiscal years ended October 31, 1996 and October 31, 1995, the Funds' portfolio turnover rates were as follows:

                             FUND                            1996         1995

                      Enterprise Fund                         92%         106%
                      U.S. Growth Fund                       131%          58%
                      World Growth Fund                       21%           9%
                      New Pacific Fund                       163%         163%
                      Federal Bond Fund                      196%         227%
                      Corporate Income Fund                   68%         119%

PURCHASING SHARES


         The Distributor serves as the national distributor for each Fund's four classes of shares - Class A Shares, Class B Shares, Class C Shares and the Institutional Class, and has agreed to use its best efforts to sell shares of each Fund. See the Prospectuses for information on how to invest. Shares of each Fund are offered on a continuous basis and may be purchased through authorized investment dealers or directly by contacting Adviser Funds, Inc. or the Distributor.

         The minimum initial investment generally is $1,000 for Class A Shares, Class B Shares and Class C Shares. Subsequent purchases of such classes generally must be at least $100. The initial and subsequent investment minimums for Class A Shares will be waived for purchases by officers, directors and employees of any Delaware Group fund, the Manager or any of the Manager's affiliates if the purchases are made pursuant to a payroll deduction program. Shares purchased pursuant to the Uniform Gifts to Minors Act or Uniform Transfers to Minors Act and shares purchased in connection with an Automatic Investing Plan are subject to a minimum initial purchase of $250 and a minimum subsequent purchase of $25. Accounts opened under the Delaware Group Asset Planner service are subject to a minimum initial investment of $2,000 per Asset Planner Strategy selected. There are no minimum purchase requirements for the Institutional Classes, but certain eligibility requirements must be satisfied.

         Each purchase of Class B Shares is subject to a maximum purchase limitation of $250,000. For Class C Shares, each purchase must be in an amount that is less than $1,000,000. See Investment Plans for purchase limitations applicable to retirement plans. Adviser Funds, Inc. will reject any purchase order for more than $250,000 of Class B Shares and $1,000,000 or more of Class C Shares. An investor may exceed these limitations by making cumulative purchases over a period of time. In doing so, an investor should keep in mind, however, that reduced front-end sales charges apply to investments of $100,000 or more in Class A Shares, and that Class A Shares are subject to lower annual 12b-1 Plan expenses than Class B Shares and Class C Shares and generally are not subject to a CDSC.

         Selling dealers are responsible for transmitting orders promptly. Adviser Funds, Inc. reserves the right to reject any order for the purchase of its shares of any Fund if in the opinion of management such rejection is in such Fund's best interest.

         The NASD has adopted Rules of Fair Practice, as amended, relating to investment company sales charges. Adviser Funds, Inc. and the Distributor intend to operate in compliance with these rules.


         Class A Shares are purchased at the offering price which reflects a maximum front-end sales charge of 4.75%; however, lower front-end sales charges apply for larger purchases. See the table below. Class A Shares are also subject to annual 12b-1 Plan expenses.


         Class B Shares are purchased at net asset value and are subject to a CDSC of: (i) 4% if shares are redeemed within two years of purchase; (ii) 3% if shares are redeemed during the third or fourth year following purchase; (iii) 2% if shares are redeemed during the fifth year following purchase; and (iv) 1% if shares are redeemed during the sixth year following purchase. Class B Shares are also subject to annual 12b-1 Plan expenses which are higher than those to which Class A Shares are subject and are assessed against the Class B Shares for approximately eight years after purchase. See Automatic Conversion of Class B Shares under Classes of Shares in the Fund Classes' Prospectus.

         Class C Shares are purchased at net asset value and are subject to a CDSC of 1% if shares are redeemed within 12 months following purchase. Class C Shares are also subject to annual 12b-1 Plan expenses for the life of the investment which are equal to those to which Class B Shares are subject.


         Institutional Class shares are purchased at the net asset value per share without the imposition of a front-end or contingent deferred sales charge or 12b-1 Plan expenses. See Determining Offering Price and Net Asset Value and Plans Under Rule 12b-1 for the Fund Classes in this Part B.

         Class A Shares, Class B Shares, Class C Shares and Institutional Class shares represent a proportionate interest in a Fund's assets and will receive a proportionate interest in that Fund's income, before application, as to the Class A, Class B and Class C Shares, of any expenses under that Fund's 12b-1 Plans.

         Certificates representing shares purchased are not ordinarily issued unless, in the case of Class A Shares or Institutional Class shares, a shareholder submits a specific request. Certificates are not issued in the case of Class B Shares or Class C Shares. However, purchases not involving the issuance of certificates are confirmed to the investor and credited to the shareholder's account on the books maintained by Delaware Service Company, Inc. (the "Transfer Agent"). The investor will have the same rights of ownership with respect to such shares as if certificates had been issued. An investor that is permitted to obtain a certificate may receive a certificate representing shares purchased by sending a letter to the Transfer Agent requesting the certificate. No charge is assessed by Adviser Funds, Inc. for any certificate issued. Investors who hold certificates representing any of their shares may only redeem those shares by written request. The investor's certificate(s) must accompany such request.

Alternative Purchase Arrangements
         The alternative purchase arrangements of Class A Shares, Class B Shares and Class C Shares permit investors to choose the method of purchasing shares that is most suitable for their needs given the amount of their purchase, the length of time they expect to hold their shares and other relevant circumstances. Investors should determine whether, given their particular circumstances, it is more advantageous to purchase Class A Shares and incur a front-end sales charge and annual 12b-1 Plan expenses of up to a maximum of 0.35% (currently, no more than 0.30%) of the average daily net assets of Class A Shares or to purchase either Class B or Class C Shares and have the entire initial purchase amount invested in the Fund with the investment thereafter subject to a CDSC and annual 12b-1 Plan expenses. Class B Shares are subject to a CDSC if the shares are redeemed within six years of purchase, and Class C Shares are subject to a CDSC if the shares are redeemed within 12 months of purchase. Class B and Class C Shares are each subject to annual 12b-1 Plan expenses of up to a maximum of 1% (0.25% of which are service fees to be paid to the Distributor, dealers or others for providing personal service and/or maintaining shareholder accounts) of average daily net assets of the respective Class. Class B Shares will automatically convert to Class A Shares at the end of approximately eight years after purchase and, thereafter, be subject to annual 12b-1 Plan expenses of up to a maximum of 0.35% (currently no more than 0.30%) of average daily net assets of such shares. Unlike Class B Shares, Class C Shares do not convert to another class.

Class A Shares
         Purchases of $100,000 or more of Class A Shares at the offering price carry reduced front-end sales charges as shown in the accompanying table, and may include a series of purchases over a 13-month period under a Letter of Intention signed by the purchaser. See Special Purchase Features - Class A Shares, below, for more information on ways in which investors can avail themselves of reduced front-end sales charges and other purchase features.


                                                       Class A Shares
-------------------------------------------------------------------------------------------------------------------------

                                                                                                             Dealer's
                                                                                                            Commission***
                                              Front-End Sales Charge as % of                                  as % of
       Amount of Purchase         Offering                                                                   Offering
                                    Price                            Amount Invested**                         Price
-------------------------------------------------------------------------------------------------------------------------

                                                                                                   Corpo-
                                              Enter-    U.S.       World      New       Federal     rate
                                              prise    Growth     Growth    Pacific      Bond      Income
                                              Fund      Fund       Fund      Fund        Fund       Fund


Less than $100,000                  4.75%     5.00%     4.99%      5.00%      4.99%      5.00%      4.99%      4.00%
$100,000 but under $250,000         3.75      3.90      3.91       3.87       3.82       3.85       3.85       3.00
$250,000 but under $500,000         2.50      2.58      2.53       2.52       2.55       2.60       2.60       2.00
$500,000 but under $1,000,000*      2.00      2.06      2.03       2.02       2.02       2.08       2.08       1.60


  * There is no front-end sales charge on purchases of $1 million or more of Class A Shares but, under certain limited circumstances, a 1% contingent deferred sales charge may apply upon redemption of such shares. The contingent deferred sales charge ("Limited CDSC") that may be applicable arises only in the case of certain shares that were purchased at net asset value and triggered the payment of a dealer's commission.


 ** Based on the net asset value per share of the Class A Shares as of the end of Adviser Funds, Inc.'s most recent fiscal year.

*** Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages set forth above.
--------------------------------------------------------------------------------


         A Fund, as appropriate, must be notified when a sale takes place which would qualify for the reduced front-end sales charge on the basis of previous or current purchases. The reduced front-end sales charge will be granted upon confirmation of the shareholder's holdings by such Fund. Such reduced front-end sales charges are not retroactive.


         From time to time, upon written notice to all of its dealers, the Distributor may hold special promotions for specified periods during which the Distributor may reallow to dealers up to the full amount of the front-end sales charge shown above. In addition, certain dealers who enter into an agreement to provide extra training and information on Delaware Group products and services and who increase sales of Delaware Group funds may receive an additional commission of up to 0.15% of the offering price. Dealers who receive 90% or more of the sales charge may be deemed to be underwriters under the Securities Act of 1933.
--------------------------------------------------------------------------------
         Certain dealers who enter into an agreement to provide extra training and information on Delaware Group products and services and who increase sales of Delaware Group funds may receive an additional commission of up to 0.15% of the offering price in connection with sales of Class A Shares. Such dealers must meet certain requirements in terms of organization and distribution capabilities and their ability to increase sales. The Distributor should be contacted for further information on these requirements as well as the basis and circumstances upon which the additional commission will be paid. Participating dealers may be deemed to have additional responsibilities under the securities laws.

Dealer's Commission
         For initial purchases of Class A Shares of $1,000,000 or more, a dealer's commission may be paid by the Distributor to financial advisers through whom such purchases are effected in accordance with the following schedule:

                                                            Dealer's Commission
                                                            (as a percentage of
      Amount of Purchase                                    amount purchased)
      ------------------                                    -----------------

     Up to $2 million                                             1.00%
     Next $1 million up to $3 million                             0.75%
     Next $2 million up to $5 million                             0.50%
     Amount over $5 million                                       0.25%

         In determining a financial adviser's eligibility for the dealer's commission, purchases of Class A Shares of other Delaware Group funds as to which a Limited CDSC applies (see Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value under Redemption and Exchange in the Fund Classes Prospectus) may be aggregated with those of Class A Shares of a Fund. Financial advisers also may be eligible for a dealer's commission in connection with certain purchases made under a Letter of Intention or pursuant to an investor's Right of Accumulation. Financial advisers should contact the Distributor concerning the applicability and calculation of the dealer's commission in the case of combined purchases.

         An exchange from other Delaware Group funds will not qualify for payment of the dealer's commission, unless a dealer's commission or similar payment has not been previously paid on the assets being exchanged. The schedule and program for payment of the dealer's commission are subject to change or termination at any time by the Distributor at its discretion.

Contingent Deferred Sales Charge - Class B Shares and Class C Shares

         Class B and Class C Shares are purchased without a front-end sales charge. Class B Shares redeemed within six years of purchase may be subject to a CDSC at the rates set forth below and Class C Shares redeemed within 12 months of purchase may be subject to a CDSC of 1%. CDSCs are charged as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the net asset value at the time of purchase of the shares being redeemed or the net asset value of those shares at the time of redemption. No CDSC will be imposed on increases in net asset value above the initial purchase price, nor will a CDSC be assessed on redemption of shares acquired through reinvestment of dividends or capital gains distributions. See Waiver of Contingent Deferred Sales Charge - Class B and Class C Shares under Redemption and Exchange in the Prospectus for the Fund Classes for a list of the instances in which the CDSC is waived.

         The following table sets forth the rates of the CDSC for the Class B Shares of each Fund:

                                                 Contingent Deferred
                                                 Sales Charge (as a
         Year After                              Percentage of Dollar
         Purchase Made                           Amount Subject to Charge)
         -------------                           -------------------------

            0-2                                               4%
            3-4                                               3%
            5                                                 2%
            6                                                 1%
            7 and thereafter                                None


During the seventh year after purchase and, thereafter, until converted automatically into Class A Shares, Class B Shares will still be subject to the annual 12b-1 Plan expenses of up to 1% of average daily net assets of those shares. At the end of approximately eight years after purchase, the investor's Class B Shares will be automatically converted into Class A Shares of the same Fund. See Automatic Conversion of Class B Shares under Classes of Shares in the Fund Classes' Prospectus. Such conversion will constitute a tax-free exchange for federal income tax purposes. See Dividends, Distributions and Taxes in the Prospectus for the Fund Classes.

Plans Under Rule 12b-1 for the Fund Classes
         Pursuant to Rule 12b-1 under the 1940 Act, Adviser Funds, Inc. has adopted a separate plan for each of the Class A Shares, Class B Shares and Class C Shares of each Fund (the "Plans"). Each Plan permits the particular Fund to pay for certain distribution, promotional and related expenses involved in the marketing of only the class of shares to which the Plan applies. The Plans do not apply to the Institutional Classes of shares. Such shares are not included in calculating the Plans' fees, and the Plans are not used to assist in the distribution and marketing of shares of the Institutional Classes. Shareholders of the Institutional Classes may not vote on matters affecting the Plans.


         The Plans permit the Funds, pursuant to the Distribution Agreements, to pay out of the assets of Class A Shares, Class B Shares and Class C Shares monthly fees to the Distributor for its services and expenses in distributing and promoting sales of shares of such classes. These expenses include, among other things, preparing and distributing advertisements, sales literature and prospectuses and reports used for sales purposes, compensating sales and marketing personnel, and paying distribution and maintenance fees to securities brokers and dealers who enter into agreements with the Distributor. The Plan expenses relating to Class B and Class C Shares are also used to pay the Distributor for advancing the commission costs to dealers with respect to the initial sale of such shares.

         In addition, the Funds may make payments out of the assets of Class A, Class B and Class C Shares directly to other unaffiliated parties, such as banks, who either aid in the distribution of shares of, or provide services to, such classes.

         The maximum aggregate fee payable by the Funds under the Plans, and the Funds' Distribution Agreements, is on an annual basis up to 0.35% of Class A Shares' average daily net assets for the year, and up to 1% (0.25% of which are service fees to be paid to the Distributor, dealers and others for providing personal service and/or maintaining shareholder accounts) of each of Class B Shares' and Class C Shares' average daily net assets for the year. Adviser Funds, Inc.'s Board of Directors may reduce these amounts at any time. The Distributor has agreed to waive these distribution fees to the extent such fees for any day exceeds the net investment income realized by the Fund Classes for such day.

         Effective at the close of business on May 3, 1996, the annual fee payable on a monthly basis under the Class A Shares' Plan is equal to 0.30% of average daily net assets.


         All of the distribution expenses incurred by the Distributor and others, such as broker/dealers, in excess of the amount paid on behalf of Class A, Class B and Class C Shares would be borne by such persons without any reimbursement from such classes. Subject to seeking best price and execution, the Fund may, from time to time, buy or sell portfolio securities from or to firms which receive payments under the Plans. From time to time, the Distributor may pay additional amounts from its own resources to dealers for aid in distribution or for aid in providing administrative services to shareholders.

         The Plans and the Distribution Agreement, as amended, have been approved by the Board of Directors of Adviser Funds, Inc., including a majority of the directors who are not "interested persons" (as defined in the 1940 Act) of Adviser Funds, Inc. and who have no direct or indirect financial interest in the Plans, by vote cast in person at a meeting duly called for the purpose of voting on the Plans and such Distribution Agreement. Continuation of the Plans and the Distribution Agreement, as amended, must be approved annually by the Board of Directors in the same manner as specified above.

         Each year, the directors must determine whether continuation of the Plans is in the best interest of shareholders of, respectively, Class A Shares, Class B Shares and Class C Shares and that there is a reasonable likelihood of the Plan relating to a Fund Class providing a benefit to the relevant shareholders of that Class. The Plans and the Distribution Agreement, as amended, may be terminated at any time without penalty by a majority of those directors who are not "interested persons" or by a majority vote of the outstanding voting securities of the relevant Fund Class. Any amendment materially increasing the percentage payable under the Plans must likewise be approved by a majority vote of the outstanding voting securities of the relevant Fund Class, as well as by a majority vote of those directors who are not "interested persons." With respect to the Class A Shares' Plan, any material increase in the maximum percentage payable thereunder must also be approved by a majority of the outstanding voting Class B Shares. Also, any other material amendment to the Plans must be approved by a majority vote of the directors, including a majority of the directors who are not "interested persons" of Adviser Funds, Inc. having no interest in the Plans. In addition, in order for the Plans to remain effective, the selection and nomination of directors who are not "interested persons" of Adviser Funds, Inc. must be effected by the directors who themselves are not "interested persons" and who have no direct or indirect financial interest in the Plans. Persons authorized to make payments under the Plans must provide written reports at least quarterly to the Board of Directors for their review.

         For the fiscal year ended October 31, 1996, payments under the Plans for the Class A Shares, Class B Shares and Class C Shares were as follows:

                                                   Enterprise Fund          Enterprise Fund          Enterprise Fund
                                                       A Class                  B Class                  C Class

Advertising                                                ---                     ---                       ---
Annual/Semi-Annual Reports                                 ---                     ---                       ---
Broker Trails                                          $54,361                  $6,703                      $413
Broker Sales Charges                                       ---                 $10,513                      $198
Dealer Service Expenses                                   $318                    $216                       ---
Interest on Broker Sales Charges                           ---                  $3,505                       $22
Commissions to Wholesalers                                 $59                    $453                       ---
Promotional-Broker Meetings                               $435                    $107                       ---
Promotional-Other                                       $1,233                     ---                       ---
Prospectus Printing                                        ---                     ---                       ---
Telephone                                                  $43                     $17                       ---
Wholesaler Expenses                                       $227                    $317                       ---
Other                                                      ---                     ---                       ---
Total                                                  $56,676                 $21,831                      $633


                                                  U.S. Growth Fund         U.S. Growth Fund         U.S. Growth Fund
                                                       A Class                  B Class                  C Class

Advertising                                                ---                     ---                       ---
Annual/Semi-Annual Reports                                 ---                     ---                       ---
Broker Trails                                          $45,454                  $2,730                      $276
Broker Sales Charges                                       ---                  $3,264                      $146
Dealer Service Expenses                                    $62                     $46                        $1
Interest on Broker Sales Charges                           ---                  $1,089                       $13
Commissions to Wholesalers                                 $76                     $78                        $5
Promotional-Broker Meetings                               $302                     $37                       ---
Promotional-Other                                       $1,179                     ---                       ---
Prospectus Printing                                       ---                      ---                       ---
Telephone                                                  $79                     $10                       ---
Wholesaler Expenses                                       $261                     $86                        $2
Other                                                      ---                     ---                       ---
Total                                                  $47,413                  $7,340                      $443




                                                  World Growth Fund         World Growth Fund       World Growth Fund
                                                       A Class                   B Class                 C Class

Advertising                                                ---                        ---                    ---
Annual/Semi-Annual Reports                                $609                        ---                    ---
Broker Trails                                          $44,078                     $3,650                   $281
Broker Sales Charges                                       ---                     $5,141                   $193
Dealer Service Expenses                                    ---                       $105                     $2
Interest on Broker Sales Charges                           ---                     $1,956                    $18
Commissions to Wholesalers                                 ---                       $169                     $2
Promotional-Broker Meetings                                ---                        $56                    ---
Promotional-Other                                       $1,227                        ---                    ---
Prospectus Printing                                        ---                        ---                    ---
Telephone                                                  ---                        $12                    ---
Wholesaler Expenses                                        ---                       $180                     $3
Other                                                      ---                        ---                    ---
Total                                                  $45,914                    $11,269                   $499


                                                  New Pacific Fund          New Pacific Fund        New Pacific Fund
                                                       A Class                   B Class                 C Class

Advertising                                                ---                        ---                    ---
Annual/Semi-Annual Reports                                $497                        ---                    ---
Broker Trails                                          $36,706                     $1,058                   $136
Broker Sales Charges                                       ---                     $1,281                   $113
Dealer Service Expenses                                    ---                        ---                     $2
Interest on Broker Sales Charges                           ---                     $1,101                     $6
Commissions to Wholesalers                                 ---                        ---                    ---
Promotional-Broker Meetings                                ---                        ---                    ---
Promotional-Other                                         $993                        ---                    ---
Prospectus Printing                                        ---                        ---                    ---
Telephone                                                  ---                        ---                    ---
Wholesaler Expenses                                        ---                        ---                     $2
Other                                                      ---                        ---                    ---
Total                                                  $38,196                     $3,440                   $259





                                                  Federal Bond Fund        Federal Bond Fund        Federal Bond Fund
                                                       A Class                  B Class                  C Class

Advertising                                                ---                     ---                       ---
Annual/Semi-Annual Reports                                $442                     ---                       ---
Broker Trails                                          $27,843                    $851                      $118
Broker Sales Charges                                       ---                  $1,855                       $45
Dealer Service Expenses                                    $15                      $1                       ---
Interest on Broker Sales Charges                           ---                    $526                        $5
Commissions to Wholesalers                                 $12                      $1                       ---
Promotional-Broker Meetings                               $556                     $21
Promotional-Other                                       $7,414                     ---                       ---
Prospectus Printing                                        ---                     ---                       ---
Telephone                                                 $191                      $6                       ---
Wholesaler Expenses                                        $48                    $141                       ---
Other                                                      ---                     ---                       ---
Total                                                  $36,521                  $3,402                      $168


                                         Corporate Income Fund       Corporate Income Fund       Corporate Income Fund
                                                A Class                     B Class                     C Class

Advertising                                               ---                     ---                        ---
Annual/Semi-Annual Reports                             $1,330                     ---                        ---
Broker Trails                                         $28,492                    $942                       $110
Broker Sales Charges                                      ---                  $1,868                       $171
Dealer Service Expenses                                  $260                     $67                        ---
Interest on Broker Sales Charges                          ---                    $670                        $15
Commissions to Wholesalers                               $289                     $84                        ---
Promotional-Broker Meetings                              $588                     $16                        ---
Promotional-Other                                      $6,635                     ---                        ---
Prospectus Printing                                       ---                     ---                        ---
Telephone                                                $202                      $5                        ---
Wholesaler Expenses                                      $599                    $113                        ---
Other                                                     ---                     ---                        ---
Total                                                 $38,395                  $3,765                       $296


         The staff of the Securities and Exchange Commission ("SEC") has proposed amendments to Rule 12b-1 and other related regulations that could impact Rule 12b-1 Distribution Plans. Adviser Funds, Inc. intends to amend the Plans, if necessary, to comply with any new rules or regulations the SEC may adopt with respect to Rule 12b-1.

Other Payments to Dealers - Class A, Class B and Class C Shares
         From time to time at the discretion of the Distributor, all registered broker/dealers whose aggregate sales of the Fund Classes exceed certain limits as set by the Distributor, may receive from the Distributor an additional payment of up to 0.25% of the dollar amount of such sales. The Distributor may also provide additional promotional incentives or payments to dealers that sell shares of the Delaware Group of funds. In some instances, these incentives or payments may be offered only to certain dealers who maintain, have sold or may sell certain amounts of shares.

         Payment to dealers made in connection with seminars, conferences or contests relating to the promotion of fund shares may be in an amount up to 100% of the expenses incurred or awards made. The Distributor may also pay a portion of the expense of preapproved dealer advertisements promoting the sale of Delaware Group fund shares.

Special Purchase Features - Class A Shares

Buying Class A Shares at Net Asset Value
         Class A Shares may be purchased without a front-end sales charge under the Dividend Reinvestment Plan and, under certain circumstances, the Exchange Privilege and the 12-Month Reinvestment Privilege.


         Current and former officers, directors and employees of Adviser Funds, Inc., any other fund in the Delaware Group, the Manager, the Manager's affiliates or any of the Manager's affiliates that may in the future be created, legal counsel to the funds, and registered representatives and employees of broker/dealers who have entered into Dealer's Agreements with the Distributor may purchase Class A Shares and any such class of shares of any of the other funds in the Delaware Group, including any fund that may be created, at the net asset value per share. Family members of such persons at their direction, and any employee benefit plan established by any of the foregoing funds, corporations, counsel or broker/dealers may also purchase shares at net asset value.

         Purchases of Class A Shares may also be made by clients of registered representatives of an authorized investment dealer at net asset value within 12 months of a change of the registered representative's employment, if the purchase is funded by proceeds from an investment where a front-end sales charge, contingent deferred sales charge or other sales charge has been assessed. Purchases of Class A Shares may also be made at net asset value by bank employees who provide services in connection with agreements between the bank and unaffiliated brokers or dealers concerning sales of shares of Delaware Group funds. In addition, purchases of Class A Shares may be made by financial institutions investing for the account of their trust customers when they are not eligible to purchase shares of a Fund's Institutional Class. Officers, directors and key employees of institutional clients of the Manager or any of its affiliates may purchase Class A Shares at net asset value. Moreover, purchases may be effected at net asset value for the benefit of the clients of brokers, dealers and registered investment advisers affiliated with a broker or dealer, if such broker, dealer or investment adviser has entered into an agreement with the Distributor providing specifically for the purchase of Class A Shares in connection with special investment products, such as wrap accounts or similar fee based programs. Such purchasers are required to sign a letter stating that the purchase is for investment only and that the securities may not be resold except to the issuer. Such purchasers may also be required to sign or deliver such other documents as Adviser Funds, Inc. may reasonably require to establish eligibility for purchase at net asset value.


         Investments in Class A Shares made by plan level and/or participant retirement accounts that are for the purpose of repaying a loan taken from such accounts will be made at net asset value. Loan repayments made to a Delaware Group account in connection with loans originated from accounts previously maintained by another investment firm will also be invested at net asset value.


         The Funds must be notified in advance that the trade qualifies for purchase at net asset value.

Letter of Intention
         The reduced front-end sales charges described above with respect to Class A Shares are also applicable to the aggregate amount of purchases made within a 13-month period pursuant to a written Letter of Intention provided by the Distributor and signed by the purchaser, and not legally binding on the signer or Adviser Funds, Inc. which provides for the holding in escrow by the Transfer Agent, of 5% of the total amount of the Class A Shares intended to be purchased until such purchase is completed within the 13-month period. A Letter of Intention may be dated to include shares purchased up to 90 days prior to the date the Letter is signed. The 13- month period begins on the date of the earliest purchase. If the intended investment is not completed, except as noted below, the purchaser will be asked to pay an amount equal to the difference between the front-end sales charge on the Class A Shares purchased at the reduced rate and the front-end sales charge otherwise applicable to the total shares purchased. If such payment is not made within 20 days following the expiration of the 13-month period, the Transfer Agent will surrender an appropriate number of the escrowed shares for redemption in order to realize the difference. Such purchasers may include the value (at offering price at the level designated in their Letter of Intention) of all their shares of the Funds and of any class of any of the other mutual funds in the Delaware Group (except shares of any Delaware Group fund which do not carry a front-end sales charge, CDSC or Limited CDSC other than shares of Delaware Group Premium Fund, Inc. beneficially owned in connection with the ownership of variable insurance products, unless they were acquired through an exchange from a Delaware Group fund which carried a front-end sales charge, CDSC or Limited CDSC) previously purchased and still held as of the date of their Letter of Intention toward the completion of such Letter.

         Employers offering a Delaware Group retirement plan may also complete a Letter of Intention to obtain a reduced front-end sales charge on investments of Class A Shares made by the plan. The aggregate investment level of the Letter of Intention will be determined and accepted by the Transfer Agent at the point of plan establishment. The level and any reduction in front-end sales charge will be based on actual plan participation and the projected investments in Delaware Group funds that are offered with a front-end sales charge, CDSC or Limited CDSC for a 13-month period. The Transfer Agent reserves the right to adjust the signed Letter of Intention based on this acceptance criteria. The 13-month period will begin on the date this Letter of Intention is accepted by the Transfer Agent. If actual investments exceed the anticipated level and equal an amount that would qualify the plan for further discounts, any front-end sales charges will be automatically adjusted. In the event this Letter of Intention is not fulfilled within the 13-month period, the plan level will be adjusted (without completing another Letter of Intention) and the employer will be billed for the difference in front-end sales charges due, based on the plan's assets under management at that time. Employers may also include the value (at offering price at the level designated in their Letter of Intention) of all their shares intended for purchase that are offered with a front-end sales charge, CDSC or Limited CDSC of any class. Class B Shares and Class C Shares of a Fund and other Delaware Group funds which offer corresponding classes of shares may also be aggregated for this purpose.

Combined Purchases Privilege
         In determining the availability of the reduced front-end sales charge previously set forth with respect to Class A Shares, purchasers may combine the total amount of any combination of the Class A Shares, Class B Shares and/or Class C Shares of the Funds, as well as shares of any other class of any of the other Delaware Group funds (except shares of any Delaware Group fund which do not carry a front-end sales charge, CDSC or Limited CDSC, other than shares of Delaware Group Premium Fund, Inc. beneficially owned in connection with the ownership of variable insurance products, unless they were acquired through an exchange from a Delaware Group fund which carried a front-end sales charge, CDSC or Limited CDSC).


         The privilege also extends to all purchases made at one time by an individual; or an individual, his or her spouse and their children under 21; or a trustee or other fiduciary of trust estates or fiduciary accounts for the benefit of such family members (including certain employee benefit programs).

Right of Accumulation
         In determining the availability of the reduced front-end sales charge with respect to the Class A Shares, purchasers may also combine any subsequent purchases of Class A Shares, Class B Shares and Class C Shares of a Fund, as well as shares of any other class of any of the other Delaware Group funds which offer such classes (except shares of any Delaware Group fund which do not carry a front-end sales charge, CDSC or Limited CDSC, other than shares of Delaware Group Premium Fund, Inc. beneficially owned in connection with the ownership of variable insurance products, unless they were acquired through an exchange from a Delaware Group fund which carried a front-end sales charge, CDSC or Limited
CDSC). If, for example, any such purchaser has previously purchased and still holds Class A Shares and/or shares of any other of the classes described in the previous sentence with a value of $40,000 and subsequently purchases $60,000 at offering price of additional shares of Class A Shares, the charge applicable to the $60,000 purchase would currently be 3.75%. For the purpose of this calculation, the shares presently held shall be valued at the public offering price that would have been in effect were the shares purchased simultaneously with the current purchase. Investors should refer to the table of sales charges for Class A Shares to determine the applicability of the Right of Accumulation to their particular circumstances.

12-Month Reinvestment Privilege
         Holders of Class A Shares of a Fund (and of the Institutional Classes holding shares which were acquired through an exchange from one of the other mutual funds in the Delaware Group offered with a front-end sales charge) who redeem such shares have one year from the date of redemption to reinvest all or part of their redemption proceeds in Class A Shares of that Fund or in Class A Shares of any of the other funds in the Delaware Group, subject to applicable eligibility and minimum purchase requirements, in states where shares of such other funds may be sold, at net asset value without the payment of a front-end sales charge. This privilege does not extend to Class A Shares where the redemption of the shares triggered the payment of a Limited CDSC. Persons investing redemption proceeds from direct investments in mutual funds in the Delaware Group offered without a front-end sales charge will be required to pay the applicable sales charge when purchasing Class A Shares. The reinvestment privilege does not extend to a redemption of either Class B Shares or Class C Shares.

         Any such reinvestment cannot exceed the redemption proceeds (plus any amount necessary to purchase a full share). The reinvestment will be made at the net asset value next determined after receipt of remittance. A redemption and reinvestment could have income tax consequences. It is recommended that a tax adviser be consulted with respect to such transactions. Any reinvestment directed to a fund in which the investor does not then have an account will be treated like all other initial purchases of a fund's shares. Consequently, an investor should obtain and read carefully the prospectus for the fund in which the investment is intended to be made before investing or sending money. The prospectus contains more complete information about the fund, including charges and expenses.


         Investors should consult their financial advisers or the Transfer Agent, which also serves as the Funds' shareholder servicing agent, about the applicability of the Limited CDSC (see Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value under Redemption and Exchange in the Fund Classes' Prospectus) in connection with the features described above.

Group Investment Plans
         Group Investment Plans which are not eligible to purchase shares of the Institutional Classes may also benefit from the reduced front-end sales charges for investments in Class A Shares set forth in the table on page 00, based on total plan assets. If a company has more than one plan investing in the Delaware Group of funds, then the total amount invested in all plans would be used in determining the applicable front-end sales charge reduction upon each purchase, both initial and subsequent, upon notification to the Fund in which the investment is being made at the time of each such purchase. Employees participating in such Group Investment Plans may also combine the investments made in their plan account when determining the applicable front-end sales charge on purchases to non-retirement Delaware Group investment accounts if they so notify the Fund in which they are investing in connection with each purchase. For other retirement plans and special services, see Retirement Plans for the Fund Classes under Investment Plans.

The Institutional Classes
         The Institutional Class of each Fund is available for purchase only by:
(a) retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business and rollover individual retirement accounts from such plans; (b) tax-exempt employee benefit plans of the Manager or its affiliates and securities dealer firms with a selling agreement with the Distributor; (c) institutional advisory accounts of the Manager or its affiliates and those having client relationships with Delaware Investment Advisers, a division of the Manager, or its affiliates and their corporate sponsors, as well as subsidiaries and related employee benefit plans and rollover individual retirement accounts from such institutional advisory accounts; (d) a bank trust company and similar financial institution investing for its own account or for the account of its trust customers for whom such financial institution is exercising investment discretion in purchasing shares of the Class, except where the investment is part of a program that requires payment to the financial institution of a Rule 12b-1 Plan fee; and (e) registered investment advisers investing on behalf of clients that consist solely of institutions and high net-worth individuals having at least $1,000,000 entrusted to the adviser for investment purposes, but only if the adviser is not affiliated or associated with a broker or dealer and derives compensation for its services exclusively from its clients for such advisory services.


         Shares of the Institutional Classes are available for purchase at net asset value, without the imposition of a front-end or contingent deferred sales charge and are not subject to Rule 12b-1 expenses.

INVESTMENT PLANS


Reinvestment Plan/Open Account
         Unless otherwise designated by shareholders in writing, dividends from net investment income and distributions from realized securities profits, if any, will be automatically reinvested in additional shares of the respective Fund Class in which an investor has an account (based on the net asset value in effect on the reinvestment date) and will be credited to the shareholder's account on that date. All dividends and distributions of the Institutional Class are reinvested in the accounts of the holders of such shares (based on the net asset value in effect on the reinvestment date). Confirmations of any distributions from realized securities profits will be mailed to shareholders in the first quarter of each fiscal year.

         Under the Reinvestment Plan/Open Account, shareholders may purchase and add full and fractional shares to their plan accounts at any time either through their investment dealers or by sending a check or money order to the specific Fund and Class in which shares are being purchased. Such purchases, which must meet the minimum subsequent purchase requirements set forth in the Prospectuses and this Part B, are made for Class A Shares at the public offering price, and for the Institutional Classes, Class B Shares and Class C Shares at the net asset value, at the end of the day of receipt. A reinvestment plan may be terminated at any time. This plan does not assure a profit nor protect against depreciation in a declining market.

Reinvestment of Dividends in Other Delaware Group Funds
         Subject to applicable eligibility and minimum initial purchase requirements and the limitations set forth below, holders of Class A, Class B and Class C Shares may automatically reinvest dividends and/or distributions in any of the mutual funds in the Delaware Group, including the Funds, in states where their shares may be sold. Such investments will be at net asset value at the close of business on the reinvestment date without any front-end sales charge or service fee. The shareholder must notify the Transfer Agent in writing and must have established an account in the fund into which the dividends and/or distributions are to be invested. Any reinvestment directed to a fund in which the investor does not then have an account will be treated like all other initial purchases of a fund's shares. Consequently, an investor should obtain and read carefully the prospectus for the fund in which the investment is intended to be made before investing or sending money. The prospectus contains more complete information about the fund, including charges and expenses. See also Additional Methods of Adding to Your Investment - Dividend Reinvestment Plan under How to Buy Shares in the Prospectus for the Fund Classes.

         Subject to the following limitations, dividends and/or distributions from other funds in the Delaware Group may be invested in shares of the Funds, provided an account has been established. Dividends from Class A Shares may not be directed to Class B Shares or Class C Shares. Dividends from Class B Shares may only be directed to other Class B Shares and dividends from Class C Shares may only be directed to other Class C Shares. See Appendix B--Classes Offered in the Fund Classes' Prospectus for the funds in the Delaware Group that are eligible for investment by holders of Fund shares.


         This option is not available to participants in the following plans:
SAR/SEP, SEP/IRA, Profit Sharing and Money Purchase Pension Plans, 401(k) Defined Contribution Plans, 403(b)(7) Deferred Compensation Plans or 457 Deferred Compensation Plans.

Investing by Electronic Fund Transfer
         Direct Deposit Purchase Plan--Investors may arrange for any Fund to accept for investment in Class A, Class B or Class C Shares, through an agent bank, preauthorized government or private recurring payments. This method of investment assures the timely credit to the shareholder's account of payments such as social security, veterans' pension or compensation benefits, federal salaries, Railroad Retirement benefits, private payroll checks, dividends, and disability or pension fund benefits. It also eliminates lost, stolen and delayed checks.

         Automatic Investing Plan--Shareholders of Class A, Class B and Class C Shares may make automatic investments by authorizing, in advance, monthly payments directly from their checking account for deposit into their Fund account. This type of investment will be handled in either of the following ways. (1) If the shareholder's bank is a member of the National Automated Clearing House Association ("NACHA"), the amount of the investment will be electronically deducted from his or her account by Electronic Fund Transfer ("EFT"). The shareholder's checking account will reflect a debit each month at a specified date although no check is required to initiate the transaction. (2) If the shareholder's bank is not a member of NACHA, deductions will be made by preauthorized checks, known as Depository Transfer Checks. Should the shareholder's bank become a member of NACHA in the future, his or her investments would be handled electronically through EFT.


         This option is not available to participants in the following plans:
SAR/SEP, SEP/IRA, Profit Sharing and Money Purchase Pension Plans, 401(k) Defined Contribution Plans, 403(b)(7) Deferred Compensation Plans or 457 Deferred Compensation Plans.

                              *     *     *


         Initial investments under the Direct Deposit Purchase Plan and the Automatic Investing Plan must be for $250 or more and subsequent investments under such plans must be for $25 or more. An investor wishing to take advantage of either service must complete an authorization form. Either service can be discontinued by the shareholder at any time without penalty by giving written notice.

         Payments to a Fund from the federal government or its agencies on behalf of a shareholder may be credited to the shareholder's account after such payments should have been terminated by reason of death or otherwise. Any such payments are subject to reclamation by the federal government or its agencies. Similarly, under certain circumstances, investments from private sources may be subject to reclamation by the transmitting bank. In the event of a reclamation, a Fund may liquidate sufficient shares from a shareholder's account to reimburse the government or the private source. In the event there are insufficient shares in the shareholder's account, the shareholder is expected to reimburse the Fund.

Direct Deposit Purchases by Mail
         Shareholders may authorize a third party, such as a bank or employer, to make investments directly to their Fund accounts. Any Fund will accept these investments, such as bank-by-phone, annuity payments and payroll allotments, by mail directly from the third party. Investors should contact their employers or financial institutions who in turn should contact Adviser Funds, Inc. for proper instructions.

Wealth Builder Option
         Shareholders can use the Wealth Builder Option to invest in the Fund Classes through regular liquidations of shares in their accounts in other mutual funds in the Delaware Group. Shareholders of the Fund Classes may elect to invest in one or more of the other mutual funds in the Delaware Group through the Wealth Builder Option. See Wealth Builder Option and Redemption and Exchange in the Prospectus for the Fund Classes.

         Under this automatic exchange program, shareholders can authorize regular monthly investments (minimum of $100 per fund) to be liquidated from their account and invested automatically into other mutual funds in the Delaware Group, subject to the conditions and limitations set forth in the Fund Classes' Prospectus. The investment will be made on the 20th day of each month (or, if the fund selected is not open that day, the next business day) at the public offering price or net asset value, as applicable, of the fund selected on the date of investment. No investment will be made for any month if the value of the shareholder's account is less than the amount specified for investment.

         Periodic investment through the Wealth Builder Option does not insure profits or protect against losses in a declining market. The price of the fund into which investments are made could fluctuate. Since this program involves continuous investment regardless of such fluctuating value, investors selecting this option should consider their financial ability to continue to participate in the program through periods of low fund share prices. This program involves automatic exchanges between two or more fund accounts and is treated as a purchase of shares of the fund into which investments are made through the program. See Exchange Privilege for a brief summary of the tax consequences of exchanges. Shareholders can terminate their participation at any time by giving written notice to their Fund.

         This option is not available to participants in the following plans:
SAR/SEP, SEP/IRA, Profit Sharing and Money Purchase Pension Plans, 401(k) Defined Contribution Plans, 403(b)(7) Deferred Compensation Plans or 457 Deferred Compensation Plans. This option also is not available to shareholders of the Institutional Classes.

Retirement Plans for the Fund Classes
         An investment in any Fund may be suitable for tax-deferred retirement plans. Among the retirement plans noted below, Class B Shares are available for investment only by Individual Retirement Accounts, Simplified Employee Pension Plans, 457 Deferred Compensation Plans and 403(b)(7) Deferred Compensation Plans. The CDSC may be waived on certain redemptions of Class B Shares and Class C Shares. See Waiver of Contingent Deferred Sales Charge - Class B and Class C Shares under Redemption and Exchange in the Prospectus for the Fund Classes for a list of the instances in which the CDSC is waived.

         Purchases of Class B Shares are subject to a maximum purchase limitation of $250,000 for retirement plans. Purchases of Class C Shares must be in an amount that is less than $1,000,000 for such plans. The maximum purchase limitations apply only to the initial purchase of shares by the retirement plan.

         Minimum investment limitations generally applicable to other investors do not apply to retirement plans other than Individual Retirement Accounts, for which there is a minimum initial purchase of $250 and a minimum subsequent purchase of $25 regardless of which Class is selected. Retirement plans may be subject to plan establishment fees, annual maintenance fees and/or other administrative or trustee fees. Fees are based upon the number of participants in the plan as well as the services selected. Additional information about fees is included in retirement plan materials. Fees are quoted upon request. Annual maintenance fees may be shared by Delaware Management Trust Company, the Transfer Agent, other affiliates of the Manager and others that provide services to such plans.

         Certain shareholder investment services available to non-retirement plan shareholders may not be available to retirement plan shareholders. Certain retirement plans may qualify to purchase shares of the Institutional Classes. See The Institutional Classes above. For additional information on any of the plans and Delaware's retirement services, call the Shareholder Service Center telephone number.

         It is advisable for an investor considering any one of the retirement plans described below to consult with an attorney, accountant or a qualified retirement plan consultant. For further details, including applications for any of these plans, contact your investment dealer or the Distributor.

         Taxable distributions from the retirement plans described below may be subject to withholding.

         Please contact your investment dealer or the Distributor for the special application forms required for the plans described below.


Prototype Profit Sharing or Money Purchase Pension Plans
         Prototype Plans are available for self-employed individuals, partnerships and corporations. These plans can be maintained as Section 401(k), profit sharing or money purchase pension plans. Contributions may be invested only in Class A and Class C Shares.

Individual Retirement Account ("IRA")
         A document is available for an individual who wants to establish an IRA and make contributions which may be tax-deductible, even if the individual is already participating in an employer-sponsored retirement plan. Even if contributions are not deductible for tax purposes, as indicated below, earnings will be tax-deferred. In addition, an individual may make contributions on behalf of a spouse who has no compensation for the year or, for years prior to 1997, elects to be treated as having no compensation for the year. Investments in each of the Fund Classes are permissible.

         An individual can contribute up to $2,000 to his or her IRA each year. Contributions may or may not be deductible depending upon the taxpayers adjusted gross income and whether the taxpayer or his or her spouse is an active participant in an employer-sponsored retirement plan. Even if a taxpayer (or his or her spouse) is an active participant in an employer-sponsored retirement plan, the full $2,000 deduction is still available if the taxpayer's adjusted gross income is below $25,000 ($40,000 for taxpayers filing joint returns). A partial deduction is allowed for married couples with incomes between $40,000 and $50,000, and for single individuals with incomes between $25,000 and $35,000. No deductions are available for contributions to IRAs by taxpayers whose adjusted gross income before IRA deductions exceeds $50,000 ($35,000 for singles) and who are active participants in an employer-sponsored retirement plan. Taxpayers who are not allowed deductions on IRA contributions still can make nondeductible IRA contributions of as much as $2,000 for each working spouse ($2,250 for one-income couples for years prior to 1997), and defer taxes on interest or other earnings from the IRAs. Special rules apply for determining the deductibility of contributions made by married individuals filing separate returns.

         Effective for tax years beginning after 1996, one-income couples can contribute up to $2,000 to each spouse's IRA provided the combined compensation of both spouses is at least equal to the total contributions for both spouses. If the working spouse is an active participant in an employer-sponsored retirement plan and earns over $40,000, the maximum deduction limit is reduced in the same way that the limit is reduced for contributions to a non-spousal IRA.

         A company or association may establish a Group IRA for employees or members who want to purchase shares of a Fund. Purchases of $1 million or more of Class A Shares qualify for purchase at net asset value but may, under certain circumstances, be subject to a Limited CDSC. See Purchasing Shares for information on reduced front-end sales charges applicable to Class A Shares.


         Investments generally must be held in the IRA until age 59 1/2 in order to avoid premature distribution penalties, but distributions generally must commence no later than April 1 of the calendar year following the year in which the participant reaches age 70 1/2. Individuals are entitled to revoke the account, for any reason and without penalty, by mailing written notice of revocation to Delaware Management Trust Company within seven days after the receipt of the IRA Disclosure Statement or within seven days after the establishment of the IRA, except, if the IRA is established more than seven days after receipt of the IRA Disclosure Statement, the account may not be revoked. Distributions from the account (except for the pro-rata portion of any nondeductible contributions) are fully taxable as ordinary income in the year received. Excess contributions removed after the tax filing deadline, plus extensions, for the year in which the excess contributions were made are subject to a 6% excise tax on the amount of excess. Premature distributions (distributions made before age 59 1/2, except for death, disability and certain other limited circumstances) will be subject to a 10% excise tax on the amount prematurely distributed, in addition to the income tax resulting from the distribution. See Alternative Purchase Arrangements Class B Shares and Class C Shares under Classes of Shares, Contingent Deferred Sales Charge - Class B Shares and Class C Shares under Classes of Shares, and Waiver of Contingent Deferred Sales Charge - Class B and Class C Shares under Redemption and Exchange in the Fund Classes' Prospectuses concerning the applicability of a CDSC upon redemption.

         Effective January 1, 1997, the 10% premature distribution penalty will not apply to distributions from an IRA that are used to pay medical expenses in excess of 7.5% of adjusted gross income or to pay health insurance premiums by an individual who has received unemployment compensation for 12 consecutive weeks.


         See Appendix A for additional IRA information.

Simplified Employee Pension Plan ("SEP/IRA")
         A SEP/IRA may be established by an employer who wishes to sponsor a tax-sheltered retirement program by making contributions on behalf of all eligible employees. Each of the Fund Classes is available for investment by a SEP/IRA.


Salary Reduction Simplified Employee Pension Plan ("SAR/SEP")
         New SAR/SEP plans may not be established after December 31, 1996. In addition, employers must have 25 or fewer eligible employees to maintain an existing SEP/IRA that permits salary deferral contributions.
SAR/SEP plans may only invest in Class A Shares and Class C Shares.

Prototype 401(k) Defined Contribution Plan
         Section 401(k) of the Code permits employers to establish qualified plans based on salary deferral contributions. Plan documents are available to enable employers to establish a plan. An employer may also elect to make profit sharing contributions and/or matching contributions with investments in only Class A Shares and Class C Shares or certain other funds in the Delaware Group. Purchases under the plan may be combined for purposes of computing the reduced front-end sales charge applicable to Class A Shares as set forth in the table on page 00.

Deferred Compensation Plan for Public Schools and Non-Profit Organizations ("403(b)(7)")
         Section 403(b)(7) of the Code permits public school systems and certain non-profit organizations to use mutual fund shares held in a custodial account to fund deferred compensation arrangements for their employees. A custodial account agreement is available for those employers who wish to purchase any of the Fund Classes in conjunction with such an arrangement. Applicable front-end sales charges with respect to Class A Shares for such purchases are set forth in the table on page 00.

Deferred Compensation Plan for State and Local Government Employees ("457")
         Section 457 of the Code permits state and local governments, their agencies and certain other entities to establish a deferred compensation plan for their employees who wish to participate. This enables employees to defer a portion of their salaries and any federal (and possibly state) taxes thereon. Such plans may invest in shares of any of the Fund Classes. Although investors may use their own plan, there is available a Delaware Group 457 Deferred Compensation Plan. Interested investors should contact the Distributor or their investment dealers to obtain further information. Applicable front-end sales charges for such purchases of Class A Shares are set forth in the table on page 00.

DETERMINING OFFERING PRICE AND NET ASSET VALUE


         Orders for purchases of Class A Shares are effected at the offering price next calculated by the Fund in which shares are being purchased after receipt of the order by the Fund or its agent. Orders for purchases of Class B Shares, Class C Shares and Institutional Class shares are effected at the net asset value per share next calculated by the Fund in which shares are being purchased after receipt of the order by the Fund or its agent. Selling dealers have the responsibility of transmitting orders promptly.

         The offering price for Class A Shares consists of the net asset value per share plus any applicable sales charges. Offering price and net asset value are computed as of the close of regular trading on the New York Stock Exchange (ordinarily, 4 p.m., Eastern time) on days when the Exchange is open. The New York Stock Exchange is scheduled to be open Monday through Friday throughout the year except for New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. When the New York Stock Exchange is closed, the Funds will generally be closed, pricing calculations will not be made and purchase and redemption orders will not be processed.

         An example showing how to calculate the net asset value per share and, in the case of Class A Shares, the offering price per share, is included in each Fund's financial statements which are incorporated by reference into this Part B.


         The Funds' net asset value per share is computed by adding the value of all securities and other assets in the portfolio of the Funds, deducting any liabilities and dividing by the number of shares outstanding. Expenses and income are accrued daily. U.S. government and other debt securities are valued at the mean between the last reported bid and asked prices. Options are valued at the last reported sales price or, if no sales are reported, at the mean between the last reported bid and asked prices. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost. All other securities and assets, including non-Exchange-traded options, are valued at fair value as determined in good faith by the Board of Directors of Adviser Funds, Inc.

         Each Class of the Funds will bear, pro-rata, all of the common expenses of the particular Fund. The net asset values of all outstanding shares of each Class of a Fund will be computed on a pro-rata basis for each outstanding share based on the proportionate participation in the Funds represented by the value of shares of that Class. All income earned and expenses incurred by the Funds will be borne on a pro-rata basis by each outstanding share of a Class, based on each Class' percentage in the Funds represented by the value of shares of such Classes, except that the Institutional Classes will not incur any of the expenses under the Funds' 12b-1 Plans and Class A, Class B and Class C Shares alone will bear the 12b-1 Plan expenses payable under their respective Plans. Due to the specific distribution expenses and other costs that would be allocable to each Class, the dividends paid to each Class of a Fund and the net asset value of each Class may vary. However, the net asset value per share of each Class is expected to be equivalent.

REDEMPTION AND REPURCHASE


         Any shareholder may require a Fund to redeem shares by sending a written request, signed by the record owner or owners exactly as the shares are registered, to the Fund, at 1818 Market Street, Philadelphia, PA 19103. In addition, certain expedited redemption methods described below are available when stock certificates have not been issued. Certificates are issued for Class A Shares and Institutional Class shares only if a shareholder specifically requests them. Certificates are not issued for Class B Shares or Class C Shares. If stock certificates have been issued for shares being redeemed, they must accompany the written request. For redemptions of $50,000 or less paid to the shareholder at the address of record, the request must be signed by all owners of the shares or the investment dealer of record, but a signature guarantee is not required. When the redemption is for more than $50,000, or if payment is made to someone else or to another address, signatures of all record owners are required and a signature guarantee may be required. Each signature guarantee must be supplied by an eligible guarantor institution. Each Fund reserves the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness. The Funds may request further documentation from corporations, retirement plans, executors, administrators, trustees or guardians.

         In addition to redemption of Fund shares, the Distributor, acting as agent of the Funds, offers to repurchase Fund shares from broker/dealers acting on behalf of shareholders. The redemption or repurchase price, which may be more or less than the shareholder's cost, is the net asset value per share next determined after receipt of the request in good order by the respective Fund or its agent, subject to any applicable CDSC or Limited CDSC. This is computed and effective at the time the offering price and net asset value are determined. See Determining Offering Price and Net Asset Value. The Funds and the Distributor end their business days at 5 p.m., Eastern time. This offer is discretionary and may be completely withdrawn without further notice by the Distributor.


         Orders for the repurchase of Fund shares which are submitted to the Distributor prior to the close of its business day will be executed at the net asset value per share computed that day (subject to the applicable CDSC or Limited CDSC), if the repurchase order was received by the broker/dealer from the shareholder prior to the time the offering price and net asset value are determined on such day. The selling dealer has the responsibility of transmitting orders to the Distributor promptly. Such repurchase is then settled as an ordinary transaction with the broker/dealer (who may make a charge to the shareholder for this service) delivering the shares repurchased.


         Certain redemptions of Class A Shares purchased at net asset value may result in the imposition of a Limited CDSC. See Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value under Redemption and Exchange in the Prospectus for the Fund Classes. Redemptions of Class B Shares made within three years of purchase are subject to a CDSC of: (i) 4% if shares are redeemed within two years of purchase; (ii) 3% if shares are redeemed during the third or fourth year following purchase; (iii) 2% if shares are redeemed during the fifth year following purchase; (iv) 1% if shares are redeemed during the sixth year following purchase; and (v) 0% thereafter. See Restructuring of the Funds under Management of the Funds in the Prospectus for the Fund Classes. Class C Shares are subject to a CDSC of 1% if shares are redeemed within 12 months following purchase. See Contingent Deferred Sales Charge - Class B and Class C Shares under Classes of Shares in the Prospectus for the Fund Classes. Except for the applicable CDSC or Limited CDSC and, with respect to the expedited payment by wire described below for which, in the case of the Fund Classes, there is currently a $7.50 bank wiring cost, neither the Funds nor the Distributor charges a fee for redemptions or repurchases, but such fees could be charged at any time in the future.

         Payment for shares redeemed will ordinarily be mailed the next business day, but in no case later than seven days, after receipt of a redemption request in good order; provided, however, that each commitment to mail or wire redemption proceeds by a certain time, as described below, is modified by the qualifications described in the next paragraph.

         Each Fund will process written or telephone redemption requests to the extent that the purchase orders for the shares being redeemed have already been settled. A Fund will honor the redemption requests as to shares for which a check was tendered as payment, but a Fund will not mail or wire the proceeds until it is reasonably satisfied that the check has cleared. This potential delay can be avoided by making investments by wiring Federal Funds.

         If a shareholder has been credited with a purchase by a check which is subsequently returned unpaid for insufficient funds or for any other reason, the Fund involved will automatically redeem from the shareholder's account the shares purchased by the check plus any dividends earned thereon. Shareholders may be responsible for any losses to a Fund or to the Distributor.

         In case of a suspension of the determination of the net asset value because the New York Stock Exchange is closed for other than weekends or holidays, or trading thereon is restricted or an emergency exists as a result of which disposal by a Fund of securities owned by it is not reasonably practical, or it is not reasonably practical for a Fund fairly to value its assets, or in the event that the Securities and Exchange Commission has provided for such suspension for the protection of shareholders, a Fund may postpone payment or suspend the right of redemption or repurchase. In such case, the shareholder may withdraw the request for redemption or leave it standing as a request for redemption at the net asset value next determined after the suspension has been terminated.

         Payment for shares redeemed or repurchased may be made either in cash or kind, or partly in cash and partly in kind. Any portfolio securities paid or distributed in kind would be valued as described in Determining Offering Price and Net Asset Value. Subsequent sale by an investor receiving a distribution in kind could result in the payment of brokerage commissions. However, Adviser Funds, Inc. has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which each Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of such Fund during any 90-day period for any one shareholder.

         The value of a Fund's investments is subject to changing market prices. Thus, a shareholder reselling shares to a Fund may sustain either a gain or loss, depending upon the price paid and the price received for such shares.


Small Accounts
         Before the Funds involuntarily redeem shares from an account that, under the circumstances listed in the relevant Prospectus, has remained below the minimum amounts required by the Funds' Prospectuses and sends the proceeds to the shareholder, the shareholder will be notified in writing that the value of the Fund shares in the account is less than the minimum required and will be allowed 60 days from the date of notice to make an additional investment to meet the required minimum. See The Conditions of Your Purchase under How to Buy Shares in the Funds' Prospectuses. Any redemption in an inactive account established with a minimum investment may trigger mandatory redemption. No CDSC or Limited CDSC will apply to the redemptions described in this paragraph.

                                *     *     *

         The Funds have made available certain special redemption privileges, as described below. The Funds reserve the right to suspend or terminate these expedited payment procedures upon 60 days' written notice to shareholders.


Expedited Telephone Redemptions
         Shareholders of the Fund Classes or their investment dealers of record wishing to redeem any amount of shares of $50,000 or less for which certificates have not been issued may call the Shareholder Service Center at 800-523-1918 or, in the case of shareholders of the Institutional Classes, their Client Services Representative at 800-828-5052 prior to the time the offering price and net asset value are determined, as noted above, and have the proceeds mailed to them at the address of record. Checks payable to the shareholder(s) of record will normally be mailed the next business day, but no later than seven days, after the receipt of the redemption request. This option is only available to individual, joint and individual fiduciary-type accounts.

         In addition, redemption proceeds of $1,000 or more can be transferred to your predesignated bank account by wire or by check by calling the phone numbers listed above. An authorization form must have been completed by the shareholder and filed with the relevant Fund before the request is received. Payment will be made by wire or check to the bank account designated on the authorization form as follows:

         1. Payment by Wire: Request that Federal Funds be wired to the bank account designated on the authorization form. Redemption proceeds will normally be wired on the next business day following receipt of the redemption request. There is a $7.50 wiring fee (subject to change) charged by CoreStates Bank, N.A. which will be deducted from the withdrawal proceeds each time the shareholder requests a redemption from Class A Shares, Class B Shares and Class C Shares. If the proceeds are wired to the shareholder's account at a bank which is not a member of the Federal Reserve System, there could be a delay in the crediting of the funds to the shareholder's bank account.


         2. Payment by Check: Request a check be mailed to the bank account designated on the authorization form. Redemption proceeds will normally be mailed the next business day, but no later than seven days, from the date of the telephone request. This procedure will take longer than the Payment by Wire option (1 above) because of the extra time necessary for the mailing and clearing of the check after the bank receives it.


         Redemption Requirements: In order to change the name of the bank and the account number it will be necessary to send a written request to the relevant Fund and a signature guarantee may be required. Each signature guarantee must be supplied by an eligible guarantor institution. The Funds reserve the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness.


         To reduce the shareholder's risk of attempted fraudulent use of the telephone redemption procedure, payment will be made only to the bank account designated on the authorization form.


         If expedited payment under these procedures could adversely affect a Fund, such Fund may take up to seven days to pay the shareholder.

         Neither the Funds nor the Funds' Transfer Agent is responsible for any shareholder loss incurred in acting upon written or telephone instructions for redemption or exchange of Fund shares which are reasonably believed to be genuine. With respect to such telephone transactions, each Fund will follow reasonable procedures to confirm that instructions communicated by telephone are genuine (including verification of a form of personal identification) as, if it does not, such Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent transactions. Telephone instructions received by shareholders of the Fund Classes are generally tape recorded. A written confirmation will be provided for all purchase, exchange and redemption transactions initiated by telephone.

Systematic Withdrawal Plans
         Shareholders of Class A, Class B and Class C Shares who own or purchase $5,000 or more of shares at the offering price, or net asset value, as applicable, for which certificates have not been issued may establish a Systematic Withdrawal Plan for monthly withdrawals of $25 or more, or quarterly withdrawals of $75 or more, although the Funds do not recommend any specific amount of withdrawal. This $5,000 minimum does not apply for a Fund's prototype retirement plans. Shares purchased with the initial investment and through reinvestment of cash dividends and realized securities profits distributions will be credited to the shareholder's account and sufficient full and fractional shares will be redeemed at the net asset value calculated on the third business day preceding the mailing date.

         Checks are dated either the 1st or the 15th of the month, as selected by the shareholder (unless such date falls on a holiday or a weekend), and are normally mailed within two business days. Both ordinary income dividends and realized securities profits distributions will be automatically reinvested in additional shares of the Class at net asset value. This plan is not recommended for all investors and should be started only after careful consideration of its operation and effect upon the investor's savings and investment program. To the extent that withdrawal payments from the plan exceed any dividends and/or realized securities profits distributions paid on shares held under the plan, the withdrawal payments will represent a return of capital, and the share balance may in time be depleted, particularly in a declining market.

         The sale of shares for withdrawal payments constitutes a taxable event and a shareholder may incur a capital gain or loss for federal income tax purposes. This gain or loss may be long-term or short-term depending on the holding period for the specific shares liquidated. Premature withdrawals from retirement plans may have adverse tax consequences.


         Withdrawals under this plan made concurrently with the purchases of additional shares may be disadvantageous to the shareholder. Purchases of Class A Shares through a periodic investment program in a fund managed by the Manager must be terminated before a Systematic Withdrawal Plan with respect to such shares can take effect, except if the shareholder is a participant in one of our retirement plans or is investing in Delaware Group funds which do not carry a sales charge. Redemptions of Class A Shares pursuant to a Systematic Withdrawal Plan may be subject to a Limited CDSC if the purchase was made at net asset value and a dealer's commission has been paid on that purchase. Redemptions of Class B Shares or Class C Shares pursuant to a Systematic Withdrawal Plan may be subject to a CDSC, unless the annual amount selected to be withdrawn is less than 12% of the account balance on the date that the Systematic Withdrawal Plan was established. See Waiver of Contingent Deferred Sales Charge - Class B and Class C Shares and Waiver of Limited Contingent Deferred Sales Charge - Class A Shares under Redemption and Exchange in the Prospectus for the Fund Classes. Shareholders should consult with their financial advisers to determine whether a Systematic Withdrawal Plan would be suitable for them.

         An investor wishing to start a Systematic Withdrawal Plan must complete an authorization form. If the recipient of Systematic Withdrawal Plan payments is other than the registered shareholder, the shareholder's signature on this authorization must be guaranteed. Each signature guarantee must be supplied by an eligible guarantor institution. The Funds reserve the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness. This plan may be terminated by the shareholder or the Transfer Agent at any time by giving written notice.

         The Systematic Withdrawal Plan is not available for the Institutional Classes.

DIVIDENDS, DISTRIBUTIONS AND TAXES

         The following supplements the information in each Prospectus under the heading Dividends, Distributions and Taxes.

Tax Information Concerning All Funds
         Each Fund has qualified and intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). By doing so, each Fund expects to eliminate or reduce to a nominal amount the federal income taxes to which it may be subject.

         In order to qualify as a regulated investment company, each Fund must, among other things, (1) derive at least 90% of its gross income from dividends, interest, payment with respect to securities loans, and gains from the sale or other disposition of stock or securities, foreign currencies or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities or currencies, (2) derive less than 30% of its gross income from the sale or other disposition of stock, securities, options, futures, forward contracts, and certain foreign currencies (or options, futures, or forward contracts on foreign currencies) held for less than three months, and (3) diversify its holdings so that at the end of each quarter of its taxable year (i) at least 50% of the market value of the Fund's assets is represented by cash or cash items (including receivables), United States Government securities, securities of other regulated investment companies, and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's assets at the date of purchase and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than United States Government securities or the securities of other regulated investment companies) or of two or more issuers that the Adviser Funds, Inc. controls and that are engaged in the same, similar or related trades or businesses. These requirements may restrict the degree to which the Adviser Funds, Inc. may engage in short-term trading and limit the range of the Adviser Funds, Inc.'s investments. If a Fund qualifies as a regulated investment company, it will not be subject to federal income tax on the part of its income distributed to shareholders, provided the Fund distributes at least 90% of its net investment income (including short-term capital gains) other than long-term capital gains in each year. Each Fund intends to make sufficient distributions to shareholders to meet this requirement.

         Consequently, in order to avoid realizing a gain within the three-month period, each Fund may be required to defer the closing out of a contract beyond the time when it might otherwise be advantageous to do so. Each Fund may also be restricted in the sale of purchased put options and the purchase of put options for the purpose of hedging underlying securities because of the application of the short sale holding period rules with respect to such underlying securities.

         The Code imposes a non-deductible excise tax on regulated investment companies that do not distribute in each calendar year (regardless of whether they otherwise have a non-calendar taxable year) an amount equal to 98% of their "ordinary income" (as defined) for the calendar year plus 98% of their "capital gain net income" (as defined) for the one-year period ending on October 31 of such calendar year plus 100% of the prior calendar year's undistributed income (if any). The balance, if any, of such income must be distributed during the next calendar year. For the foregoing purposes, a Fund is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year. If distributions during a calendar year are less than the required amount, that particular Fund will be subject to a non-deductible excise tax equal to 4% of the deficiency.

         Shareholders of the Funds will generally pay federal income tax on distributions received from the Fund. Dividends that are attributable to a Fund's taxable net investment income will be taxed as ordinary income. Distributions of net capital gain that are designated by a Fund as capital gain dividends will generally be taxable as long-term capital gain. Distributions in excess of a Fund's current and accumulated earnings and profits will be treated by shareholders receiving such distributions as a return of capital; a return of capital is taxable to a shareholder as capital gain to the extent that it exceeds such shareholder's basis in its shares in the Fund. Shareholders not subject to tax on their income generally will not be required to pay tax on amounts distributed to them. Such shareholders will include qualified retirement plans.

         It is the present policy of Adviser Funds, Inc. to declare and pay dividends from net investment income of each fixed-income Fund monthly. Dividends are declared at the time the offering price and net asset value are determined (see Determining Offering Price and Net Asset Value) on the second to last business day of each month and are payable on the last business day of each month. For the Equity Funds, the current policy is to declare dividends of net investment income, if any, on the second to last business day of each quarter which are payable on the last business day of the quarter. Checks are normally mailed within three business days of the payable date. Any check in payment of dividends or other distributions which cannot be delivered by the United States Post Office or which remains uncashed for a period of more than one year may be reinvested in the shareholder's account at the then-current net asset value and the dividend option may be changed from cash to reinvest. A Fund may deduct from a shareholder's account the costs of the Fund's effort to locate a shareholder if a shareholder's mail is returned by the United States Post Office or the Fund is otherwise unable to locate the shareholder or verify the shareholder's mailing address. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for their location services. Net investment income earned on days when a Fund is not open will be declared as a dividend on the next business day. Purchases of Fund shares by wire begin earning dividends when converted into Federal Funds and available for investment, normally the next business day after receipt. Purchases by check earn dividends upon conversion to Federal Funds, normally one business day after receipt.

         Each class of a Fund will share proportionately in the investment income and expenses of the Fund, except that the Class A Shares, Class B Shares and the Class C Shares alone will incur distribution fees under their respective 12b-1 Plans.

         For each of the Fund classes, dividends and realized securities profits distributions are automatically reinvested in additional shares of a Fund at net asset value in effect on the payable date, and credited to the shareholder's account, unless an election to receive distributions in cash has been made by the shareholder. All dividends and distributions are reinvested for the Institutional Class. Dividend payments of $1.00 or less will be automatically reinvested, notwithstanding a shareholder's election to receive dividends in cash. If such a shareholder's dividends increase to greater than $1.00, the shareholder would have to file a new election in order to begin receiving dividends in cash again.

         Adviser Funds, Inc. anticipates distributing to its shareholders substantially all of a Fund's net investment income. Any net short-term capital gains after deducting any net long-term capital losses (including carryforwards) would be distributed quarterly but, in the discretion of Adviser Funds, Inc.'s Board of Directors, might be distributed less frequently. Distributions of net long-term gains, if any, realized on sales of investments will be distributed annually during the quarter following the close of the fiscal year.

Taxation of Shareholders
         Gain or loss on the sale of a security generally will be long-term capital gain or loss if a Fund has held the securities for more than one year. Gain or loss on the sale of securities held for not more than one year will be short-term. If one of the Funds acquires a debt security at a substantial discount, a portion of any gain upon the sale or redemption will be taxed as ordinary income, rather than capital gain to the extent it reflects accrued market discount. Alternatively, this discount may be accredited as ordinary income on a daily basis rather than recognized at disposition.

         Dividends of net investment income and distributions of net realized short-term capital gains will be taxable to shareholders as ordinary income for federal income tax purposes, whether received in cash or reinvested in additional shares. Dividends received by corporate shareholders will qualify for the dividends-received deduction only to the extent that each of the Equity Funds designates the amount distributed as a dividend and the amount so designated does not exceed the aggregate amount of dividends received by the Funds from domestic corporations for the taxable year. The federal dividends-received deduction for corporate shareholders may be further reduced or disallowed if the shares with respect to which dividends are received are treated as debt-financed or are deemed to have been held for less than 46 days.

         Foreign countries may impose withholding and other taxes on dividends and interest paid to the Funds with respect to investments in foreign securities. However, certain foreign countries have entered into tax conventions with the U.S. to reduce or eliminate such taxes.

         Distributions of long-term capital gains will be taxable to shareholders as such, whether paid in cash or reinvested in additional shares and regardless of the length of time that the shareholder has held his or her interest in one of the Funds. If a shareholder receives a distribution taxable as long-term capital gain with respect to his or her investment in a Fund and redeems or exchanges the shares before he or she has held them for more than six months, any loss on the redemption or exchange that is less than or equal to the amount of the distribution will be treated as a long-term capital loss.

         If a shareholder: (a) incurs a sales charge or in acquiring or redeeming shares of one of the Funds; (b) disposes of those shares and acquires within 90 days after the original acquisition; or (c) acquires within 90 days of the redemption those shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of reinvestment right (i.e., an exchange privilege), the original sales charge increases the shareholder's tax basis in the original shares only to the extent the other applicable sales charge for the second acquisition is not reduced. The portion of the original sales charge that does not increase the shareholder's tax basis in the original shares would be treated as incurred with respect to the second acquisition and, as a general rule, would increase the shareholder's tax basis in the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired or redeemed shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment in a family of mutual funds.

         Investors considering buying shares of one of the Funds just prior to a record date for a taxable dividend or capital gain distribution should be aware that, regardless of whether the price of the Fund shares to be purchased reflects the amount of the forthcoming dividend or distribution payment, any such payment will be a taxable dividend or distribution payment. This is of particular concern for investors in the Equity Funds since these Funds may make distributions on an annual basis.

         Each Fund will be required in certain cases to withhold and remit to the United States Treasury 31% of taxable dividends or of gross proceeds from redemptions paid to any shareholder who has provided either an incorrect tax identification number or no number at all, or who is subject to withholding by the Internal Revenue Service for failure to properly include on his tax return payments of interest or dividends. This withholding, known as backup withholding, is not an additional tax, and any amounts withheld may be credited against the shareholder's ultimate U.S. tax liability.

         Certain investments and hedging activities of the Funds, including transactions in options, futures contracts, hedging transactions, forward contracts, straddles, foreign currencies, and foreign securities will be subject to special tax rules. See Option Transactions, Straddles and Wash Sales. In a given case, these rules may accelerate income to a Fund, defer losses to a Fund, cause adjustments in the holding periods of a Fund's securities, convert short-term capital losses into long-term capital losses, or otherwise affect the character of a Fund's income. These rules could therefore affect the amount, timing and character of distributions to shareholders. Each Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interest of a Fund.

         Certain securities purchased by the Funds (such as STRIPS, CUBES, TRs, TIGRs and CATS), are sold at original issue discount and do not make periodic cash interest payments. A Fund will be required to include as part of its current income the imputed interest on such obligations even though a Fund has not received any interest payments on such obligations during that period. Because a Fund distributes all of its net investment income to its shareholders (including such imputed interest), a Fund may have to sell securities in order to generate the cash necessary for the required distributions. Such sales may occur at a time when the Manager or sub-adviser would not have chosen to sell such securities and which may result in a taxable gain or loss.

         The foregoing is only a summary of some of the important federal tax considerations generally affecting purchasers of shares of each Fund of Adviser Funds, Inc. Further tax information regarding the World Growth and New Pacific Funds are included in following sections of this Part B. No attempt is made to present a detailed explanation of the federal income tax treatment of each Fund or its shareholders, and this discussion is not intended as a substitute for careful tax planning. Accordingly, prospective purchasers of shares of a Fund are urged to consult their tax advisors with specific reference to their own tax situation, including the potential application of state and local taxes.

         The foregoing discussion and the discussion below regarding the World Growth and New Pacific Funds are based on tax laws and regulations which are in effect on the date of this Part B; such laws and regulations may be changed by legislative or administrative action, and such changes may be retroactive.

Additional Tax Information Concerning the World Growth and New Pacific Funds
         Gain or loss on the sale or other disposition of foreign currency by the World Growth and New Pacific Funds on a spot (or cash) basis will result in ordinary gain or loss for federal income tax purposes.

         Gains from foreign currencies (including foreign currency options, foreign currency futures and foreign currency forward contracts) will constitute qualifying income for purposes of the 90% test. However, future Treasury regulations may exclude from qualifying income foreign currency gains not directly related to a Fund's business of investing in stock or securities (and may further define those foreign currency transactions that are not directly related).

         Investment by a Fund in certain "passive foreign investment companies" could subject a Fund to U.S. federal income tax or other charge on distributions received from, or the sale of its investment in, such a company, which tax cannot be eliminated by making distributions to shareholders. If the Funds elect to treat a passive foreign investment company as a "qualified electing fund," different rules would apply, although the Funds do not expect to be in the position to make such elections.


Foreign Tax Credit
         Shareholders of the World Growth and New Pacific Funds who are U.S. citizens may be able to claim a foreign tax credit or deduction on their U.S. income tax returns with respect to foreign taxes paid by the Funds. Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his or her total foreign source taxable income. For this purpose, the source of a Fund's income flows through to its shareholders. A Fund's gains from the sale of securities generally will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency denominated debt securities, receivables and payables, will be treated as ordinary income derived from U.S. sources. With limited exceptions, the foreign tax credit is allowed to offset only 90% of the alternative minimum tax imposed on corporations and individuals. Because of these limitations, shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by a Fund.


         The foregoing is only a general description of the treatment of foreign withholding or other foreign taxes under the U.S. federal income tax laws. Because the availability of a credit or deduction depends on the particular circumstances of each shareholder, shareholders are advised to consult their own tax advisers.


Options Transactions
         When a Fund writes a call option, an amount equal to the premium received by it is included in the Fund's assets and liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently "marked to market" to reflect the current market value of the option written. The current market value of a written option is the last sale price on the principal Exchange on which such option is traded or, in the absence of a sale, the mean between the last bid and asked prices. If an option which a Fund has written expires on its stipulated expiration date, or if a Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of the closing transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. Any such gain or loss is a short-term capital gain or loss for federal income tax purposes. If a call option which a Fund has written is exercised, the Fund realizes a capital gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received.


         The premium paid by a Fund for the purchase of a put option is recorded in the section of the Fund's assets and liabilities as an investment and subsequently adjusted daily to the current market value of the option. For example, if the current market value of the option exceeds the premium paid, the excess would be unrealized appreciation and, conversely, if the premium exceeds the current market value, such excess would be unrealized depreciation. If a put option which a Fund has purchased expires on the stipulated expiration date, that Fund realizes a long- or short-term capital loss for federal income tax purposes in the amount of the cost of the option. If the Fund sells the put option, it realizes a long- or short-term capital gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the option. If the Fund exercises a put option, it realizes a capital gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. However, since the purchase of a put option is treated as a short sale for federal income tax purposes, the holding period of the underlying security will be affected by such a purchase.

Futures Contracts
         The initial margin deposits made when entering into futures contracts are recognized as assets due from the broker. During the period the futures contract is open, changes in the value of the contract will be reflected at the end of each day.

         Regulated futures contracts held by the Fund at the end of each fiscal year will be required to be "marked to market" for federal income tax purposes. Any unrealized gain or loss on futures contracts will therefore be recognized and deemed to consist of 60% long-term capital gain or loss and 40% short-term capital gain or loss. Therefore, adjustments are made to the tax basis in the futures contract to reflect the gain or loss recognized at year end.

Straddles
         The Code contains rules applicable to "straddles," that is, "offsetting positions in actively traded personal property." Such personal property includes offsetting puts of the same class, section 1256 contracts or other investment contracts. Where applicable, the straddle rules generally override the other provisions of the Code. In general, investment positions will be offsetting if there is a substantial diminution in the risk of loss from holding one position by reason of holding one or more other positions (although certain covered call options would not be treated as part of a straddle). The Funds are authorized to enter into covered call and covered put positions. Depending on what other investments are held by a Fund, at the time it enters into one of the above transactions, the Fund may create a straddle for purposes of the Code.

Wash Sales
         "Wash sale" rules will apply to prevent the recognition of loss with respect to a position where an identical or substantially identical position has been acquired 30 days prior to or 30 days after the date of the loss.

         The foregoing is only a summary of certain federal tax considerations generally affecting the Funds and their shareholders and is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisers with specific reference to their own tax situations, including their state and local tax liabilities.

INVESTMENT MANAGEMENT AGREEMENTS

          The Manager, located at One Commerce Square, Philadelphia, PA 19103, furnishes investment management services to each Fund, subject to the supervision and direction of the Board of Directors of Adviser Funds, Inc.


         The Manager and its predecessors have been managing the funds in the Delaware Group since 1938. On October 31, 1996, the Manager and its affiliates within the Delaware Group, including Delaware International Advisers Ltd., were managing in the aggregate more than $30 billion in assets in the various institutional or separately managed (approximately $19,214,690,000) and investment company (approximately $11,539,873,000) accounts.


         Separate Investment Management Agreements for each Fund are dated May 4, 1996 and were approved by shareholders on May 3, 1996. The Agreements have an initial term of two years and may be further renewed only so long as such renewals and continuance are specifically approved at least annually by the Board of Directors or by vote of a majority of the outstanding voting securities of the relevant Fund, and only if the terms and renewal thereof have been approved by the vote of a majority of the directors of Adviser Funds, Inc. who are not parties thereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreements are terminable without penalty on 60 days' notice by the directors of Adviser Funds, Inc. or by the Manager. An Agreement will terminate automatically in the event of its assignment.

         The Investment Management Agreements provide that each Fund shall pay the Manager an annual management fee payable monthly and computed on the average daily net assets of each Fund at the following annual rates:
                                                                Management
                  Fund                                           Fee Rate

                  Enterprise Fund                                  0.80%
                  U.S. Growth Fund                                 0.70%
                  World Growth Fund                                1.10%
                  New Pacific Fund                                 0.80%
                  Federal Bond Fund                                0.30%
                  Corporate Income Fund                            0.30%


         On October 31, 1996, each Fund's total net assets were as follows:

                  Enterprise Fund                                  $28,486,265
                  U.S. Growth Fund                                 $26,985,244
                  World Growth Fund                                $16,489,873
                  New Pacific Fund                                 $12,477,878
                  Federal Bond Fund                                $12,105,271
                  Corporate Income Fund                            $18,389,288

         The total investment management fees incurred by each Fund during the fiscal years ended October 31, 1996 and October 31, 1995 and the period ended October 31, 1994 were as follows below. Beginning May 6, 1996, the fees were paid to the Manager, Delaware Management Company, Inc. Fees paid prior to May 6, 1996 were paid to the previous investment manager, Lincoln Investment Management, Inc.

                                                                 Management Fees Incurred

               Fund                           1996                       1995                         1994

         Enterprise Fund                $210,155 earned             $116,353 earned             $75,244 earned
                                        $188,060 paid               $40,625 paid                -$0- paid
                                        $22,095 waived              $75,728 waived              $75,244 waived

         U.S. Growth Fund               $154,309 earned             $105,965 earned             $68,168 earned
                                        $137,359 paid               $63,298 paid                -$0- paid
                                        $16,950 waived              $42,667 waived              $68,168 waived

         World Growth Fund              $167,584 earned             $142,529 earned             $111,392 earned
                                        $47,994 paid                $5,771 paid                 -$0- paid
                                        $119,590 waived             $136,758 waived             $111,392 waived

         New Pacific Fund               $116,131 earned             $119,820 earned             $108,975 earned
                                        $203 paid                   -$0- paid                   -$0- paid
                                        $115,928 waived             $119,820 waived             $108,975 waived

         Federal Bond Fund              $34,787 earned              $33,749 earned              $27,383 earned
                                        -$0- paid                   -$0- paid                   -$0- paid
                                        $34,787 waived              $33,749 waived              $27,383 waived

         Corporate Income Fund          $48,958 earned              $40,247 earned              $28,095 earned
                                        -$0- paid                   -$0- paid                   -$0- paid
                                        $48,958 waived              $40,427 waived              $28,095 waived


         As authorized by the Investment Management Agreements relating to each Fund, the Investment Manager, under the general supervision of the Board of Directors, has selected and contracted with various sub-advisers to assist with the management of the Fund's portfolios in accordance with each Fund's stated objectives and policies. The Manager is responsible for compensating such sub-advisers. The Manager has entered into separate Sub-Advisory Agreements in respect of each of the Funds dated May 4, 1996. The terms of the Sub-Advisory Agreements and requirements for Board approval and termination are the same for these agreements as they are for the Investment Management Agreements described above.

         Each Fund pays all of its other expenses, including its proportionate share of rent and certain other administrative expenses. The ratios of expenses to average daily net assets for Class A Shares, Class B Shares, Class C Shares and the Institutional Class for each Fund for the fiscal year ended October 31, 1995 were as follows with and without giving effect to any expense waivers or reimbursements, as more fully described below:

                                              Ratio (With        Ratio (Without
                                             Giving Effect       Giving Effect
                  Fund                         To Waiver)          To Waiver)
                  ----                         ----------          ----------


         Enterprise Fund
                  Class A Shares                 1.82%                1.90%
                  Class B Shares                 2.50%                2.58%
                  Class C Shares                 2.50%                2.58%
                  Institutional Class            1.50%                1.58%

         U.S. Growth Fund
                  Class A Shares                 1.80%                1.88%
                  Class B Shares                 2.48%                2.56%
                  Class C Shares                 2.48%                2.56%
                  Institutional Class            1.48%                1.56%

                                              Ratio (With         Ratio (Without
                                             Giving Effect        Giving Effect
                  Fund                         To Waiver)           To Waiver)
                  ----                         ----------           ----------


         World Growth Fund
                  Class A Shares                 1.82%                 2.60%
                  Class B Shares                 2.50%                 3.28%
                  Class C Shares                 2.50%                 3.28%
                  Institutional Class            1.50%                 2.28%

         New Pacific Fund
                  Class A Shares                 1.82%                 2.77%
                  Class B Shares                 2.50%                 3.45%
                  Class C Shares                 2.50%                 3.45%
                  Institutional Class            1.50%                 2.45%

         Federal Bond Fund
                  Class A Shares                 1.23%                 1.91%
                  Class B Shares                 1.90%                 2.58%
                  Class C Shares                 1.90%                 2.58%
                  Institutional Class            0.90%                 1.58%

         Corporate Income Fund
                  Class A Shares                 1.23%                 1.65%
                  Class B Shares                 1.90%                 2.32%
                  Class C Shares                 1.90%                 2.32%
                  Institutional Class            0.90%                 1.32%

         The Manager has voluntarily committed to waive its fees or reimburse expenses for the Funds beginning as of the close of business May 3, 1996 through April 30, 1997, as reflected below. The cap for each Fund has been lowered from that maintained by the previous investment manager by 0.05%, reflecting the reduction from 0.35% to 0.30% of the 12b-1 fees payable by the Funds with respect to Class A Shares. The expense waivers and/or reimbursements will be reevaluated by the Manager periodically. The expense ratios presently being maintained are as follows:


                                                  U.S.         World          New        Federal       Corporate
                                Enterprise       Growth       Growth        Pacific       Bond          Income
                                   Fund           Fund         Fund          Fund         Fund           Fund

Class A Shares                    1.80%          1.80%        1.80%        1.80%         1.20%          1.20%
Class B Shares                    2.50%          2.50%        2.50%        2.50%         1.90%          1.90%
Class C Shares                    2.50%          2.50%        2.50%        2.50%         1.90%          1.90%
Institutional Class Shares        1.50%          1.50%        1.50%        1.50%         0.90%          0.90%


Sub-Advisers
         The following registered investment advisers serve as sub-advisers to the Funds indicated: Lincoln Investment Management, Inc. serves as sub-adviser of Federal Bond Fund and Corporate Income Fund; Lynch & Mayer, Inc. serves as sub-adviser of U.S. Growth Fund and Enterprise Fund; Walter Scott & Partners Limited serves as sub-adviser of World Growth Fund; and John Govett & Company Limited serves as sub-adviser of New Pacific Fund.

         Lincoln Investment Management, Inc. Lincoln Investment Management, Inc. provides investment services to Lincoln National Corporation and its principal subsidiaries and acts as investment adviser to other clients in addition to the funds. As of October 31, 1996, Lincoln Investment Management, Inc. had total assets under management in excess of $39 billion.

         Lynch & Mayer, Inc. Dennis Lynch and Eldon Mayer established Lynch & Mayer, Inc. in 1976. Lynch & Mayer, Inc. provides investment advice to pension funds, foundations, endowments, trusts and high net worth individuals and families. The firm also manages a closed-end convertible security fund which is traded on the New York Stock Exchange. Lynch & Mayer, Inc.'s investment expertise is in equities and convertible securities. As of October 31, 1996, Lynch & Mayer, Inc. had total assets under management in excess of $6.1 billion.

         Walter Scott & Partners Limited. Walter Scott & Partners Limited was founded in 1983. The firm is an investment adviser registered with the Securities and Exchange Commission. The firm's area of expertise is in providing both international and global management of equity securities. The firm manages money for pension funds and foundations for investors in the United Kingdom and United States. As of October 31, 1996, Walter Scott & Partners Limited had assets under management in excess of $3.5 billion.

         John Govett & Company Limited. The London-based investment management firm of John Govett & Company Limited was established in 1920. In December 1995, John Govett & Company Limited was acquired by John Govett Holdings Limited, a majority-owned subsidiary of the AIB Group of Companies. On January 2, 1997, John Govett Holdings Limited was renamed AIB Assets Management Holdings Limited. John Govett & Company Limited provides investment advice to investment trusts, investment companies, mutual funds and pension funds. The firm has other investment offices in Singapore and San Francisco. As of October 31, 1996, John Govett & Company Limited had assets under management in excess of $5.4 billion.


Distribution and Service
         The Distributor, Delaware Distributors, L.P. (which formerly conducted business as Delaware Distributors, Inc.), located at 1818 Market Street, Philadelphia, PA 19103, serves as the national distributor of the Funds' shares under separate Distribution Agreements dated September 25, 1995. The Distributor is an affiliate of the Manager and bears all of the costs of promotion and distribution, except for payments by Class A Shares, Class B Shares and Class C Shares of the Funds under their respective 12b-1 Plans. Prior to September 25, 1995, LNC Equity Sales, Inc. served as the national distributor of the Fund's shares. Delaware Distributors Inc. ("DDI") is the corporate general partner of Delaware Distributors, L.P. and both DDI and Delaware Distributors, L.P. are indirect, wholly owned subsidiaries of Delaware Management Holdings, Inc. which, in turn, is a wholly owned subsidiary of Lincoln National Corporation.


         The Transfer Agent, Delaware Service Company, Inc., another affiliate of the Manager located at 1818 Market Street, Philadelphia, PA 19103, serves as the shareholder servicing, dividend disbursing and transfer agent for each Fund pursuant to a Shareholders Services Agreement dated September 25, 1995. The Transfer Agent also provides accounting services to the Funds pursuant to the terms of a separate Fund Accounting Agreement. The Transfer Agent is also an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc. and, therefore, Lincoln National Corporation.

OFFICERS AND DIRECTORS


         DMH Corp., Delaware Management Company, Inc., Delaware Distributors, L.P., Delaware Distributors, Inc., Delaware Service Company, Inc., Delaware Management Trust Company, Delaware International Holdings Ltd., Founders Holdings, Inc., Delaware International Advisers Ltd., Delaware Capital Management, Inc. and Delaware Investment & Retirement Services, Inc. are direct or indirect, wholly owned subsidiaries of Delaware Management Holdings, Inc. ("DMH"). On April 3, 1995, a merger between DMH and a wholly owned subsidiary of Lincoln National Corporation was completed. Lincoln National Corporation, with headquarters in Fort Wayne, Indiana, is a diversified organization with operations in many aspects of the financial services industry, including insurance and investment management. DMH and the Manager are now indirect, wholly owned subsidiaries, and subject to the ultimate control, of Lincoln National Corporation. After Lincoln National's acquisition of DMH and the Manager, Lincoln National was operating two mutual fund complexes, the Delaware Group and Lincoln Advisor Funds, Inc. (the "Lincoln Funds"). The directors and management of both mutual fund complexes concluded that the extensive mutual fund experience and resources of the Delaware Group of funds warranted the consolidation of Lincoln Funds into the Delaware Group of funds. On May 3, 1996, the shareholders of the Lincoln Funds approved the Investment Management and Sub-Advisory Agreements and other matters giving effect to the restructuring of the Funds to integrate them into the Delaware Group. See Restructuring of the Funds under Management of the Funds in the Prospectuses.


                                    DIRECTORS

         The business and affairs of Adviser Funds, Inc. are managed under the direction of its Board of Directors.

         Directors of Adviser Funds, Inc. are noted below along with their ages and their business experience for the past five years. Unless otherwise noted, the address of each officer and director is One Commerce Square, Philadelphia, PA 19103.


*Wayne A. Stork (59)
         Chairman,President, Chief Executive Officer, Director and/or Trustee of Adviser Funds, Inc., 16 other investment companies in the Delaware Group (which excludes Delaware Pooled Trust, Inc.), Delaware Management Holdings, Inc., DMH Corp., Delaware International Holdings Ltd. and Founders Holdings, Inc.
         Chairman and Director of Delaware Pooled Trust, Inc., Delaware
                  Distributors, Inc. and Delaware Capital Management, Inc. Chairman,President, Chief Executive Officer, Chief Investment Officer
                  and Director of Delaware Management Company, Inc.
         Chairman, Chief Executive Officer and Director of Delaware
                  International Advisers Ltd.
         Director of Delaware Service Company, Inc. and Delaware Investment &
                  Retirement Services, Inc.
         During the past five years, Mr. Stork has served in various executive capacities at different times within the Delaware organization.



----------
*Director affiliated with Adviser Funds, Inc.'s investment manager and considered an "interested person" as defined in the 1940 Act.

Walter P. Babich (69)
         Director and/or Trustee of Adviser Funds, Inc. and each of the other 17 investment companies in the Delaware Group.
         460 North Gulph Road, King of Prussia, PA  19406.
         Board Chairman, Citadel Constructors, Inc.
         From 1986 to 1988, Mr. Babich was a partner of Irwin & Leighton and from 1988 to 1991, he was a partner of I&L Investors.

Anthony D. Knerr (58)
         Director and/or Trustee of Adviser Funds, Inc. and each of the other 17 investment companies in the Delaware Group.
         500 Fifth Avenue, New York, NY  10110.
         Founder and Managing Director, Anthony Knerr & Associates.
         From 1982 to 1988, Mr. Knerr was Executive Vice President/Finance and Treasurer of Columbia University, New York. From 1987 to 1989, he was also a lecturer in English at the University. In addition, Mr. Knerr was Chairman of The Publishing Group, Inc., New York, from 1988 to 1990. Mr. Knerr founded The Publishing Group, Inc. in 1988.

Ann R. Leven (56)
         Director and/or Trustee of Adviser Funds, Inc. and each of the other 17 investment companies in the Delaware Group.
         785 Park Avenue, New York, NY  10021.
         Treasurer, National Gallery of Art.
         From 1984 to 1990, Ms. Leven was Treasurer and Chief Fiscal Officer of the Smithsonian Institution, Washington, DC, and from 1975 to 1992, she was Adjunct Professor of Columbia Business School.

W. Thacher Longstreth (76)
         Director and/or Trustee of Adviser Funds, Inc. and each of the other 17 investment companies in the Delaware Group.
         City Hall, Philadelphia, PA  19107.
         Philadelphia City Councilman.

Charles E. Peck (71)
         Director and/or Trustee of Adviser Funds, Inc. and each of the other 17 investment companies in the Delaware Group.
         P.O. Box 1102, Columbia, MD  21044.
         Secretary/Treasurer, Enterprise Homes, Inc.
         From 1981 to 1990, Mr. Peck was Chairman and Chief Executive
                  Officer of The Ryland Group, Inc., Columbia, MD.

         The following is a compensation table listing for each director entitled to receive compensation. The present directors were elected on May 3, 1996 and, therefore, did not previously receive compensation from the Funds prior to that date. However, the previous directors entitled to receive compensation each received annual fees of $13,000 for their services to Adviser Funds, Inc., while it operated as Lincoln Advisor Funds, Inc. The following table shows the total compensation received from all Delaware Group funds for the fiscal year ended October 31, 1996 and an estimate of annual benefits to be received upon retirement under the Delaware Group Retirement Plan.



                                                          Pension or
                                                          Retirement
                                                           Benefits
                                     Aggregate            Accrued as             Estimated               Total
                                   Compensation             Part of               Annual             Compensation
                                       from                 Adviser              Benefits             from all 18
                                      Adviser            Funds, Inc.               Upon                Delaware
Name                               Funds, Inc.*            Expenses            Retirement**           Group Funds

W. Thacher Longstreth                    $647                None                 $30,000                $44,102
Ann R. Leven                             $668                None                 $30,000                $52,238
Walter P. Babich                         $664                None                 $30,000                $48,102
Anthony D. Knerr                         $664                None                 $30,000                $51,238
Charles E. Peck                          $647                None                 $30,000                $47,238

* Each director of Adviser Funds, Inc. entitled to receive compensation currently receives $174 for each meeting attended as well as an annual retainer fee of $310.

** Under the terms of the Delaware Group Retirement Plan for Directors/Trustees, each disinterested director who, at the time of his or her retirement from the Board, has attained the age of 70 and served on the Board for at least five continuous years, is entitled to receive payments from each fund in the Delaware Group for a period equal to the lesser of the number of years that such person served as a director or the remainder of such person's life. The amount of such payments will be equal, on an annual basis, to the amount of the annual retainer that is paid to directors of each fund at the time of such person's retirement. If an eligible director retired as of October 31, 1996, he or she would be entitled to annual payments totaling $30,000, in the aggregate, from all of the funds in the Delaware Group, based on the number of funds in the Delaware Group as of that date.

                                    OFFICERS

         The day to day business operations of Adviser Funds, Inc. are managed under the direction of the officers of Adviser Funds, Inc., who are listed below:


Winthrop S. Jessup (51)
         Executive Vice President of Adviser Funds, Inc., 16 other investment companies in the Delaware Group (which excludes Delaware Pooled Trust, Inc.) and Delaware Management Holdings, Inc.
         President and Chief Executive Officer of Delaware Pooled Trust, Inc. President and Director of Delaware Capital Management, Inc.
         Executive Vice President and Director of DMH Corp., Delaware Management
                  Company, Inc., Delaware International Holdings Ltd. and Founders Holdings, Inc.
         Vice Chairman and Director of Delaware Distributors, Inc.
         Vice Chairman of Delaware Distributors, L.P.
         Director of Delaware Service Company, Inc., Delaware International
                  Advisers Ltd., Delaware Management Trust Company and Delaware Investment & Retirement Services, Inc.
         During the past five years, Mr. Jessup has served in various executive capacities at different times within the Delaware organization.

Richard G. Unruh, Jr. (57)
         Executive Vice President of Adviser Funds, Inc. and each of the other
                  17 investment companies in the Delaware Group.
         Executive Vice President and Director of Delaware Management Company,
                  Inc.
         Senior Vice President of Delaware Management Holdings, Inc. and
                  Delaware Capital Management, Inc.
         Director of Delaware International Advisers Ltd.
         During the past five years, Mr. Unruh has served in various executive capacities at different times within the Delaware organization.

Paul E. Suckow (49)
         Executive Vice President/Chief Investment Officer, Fixed Income of
                  Adviser Funds, Inc., each of the other 17 investment companies in the Delaware Group and Delaware Management Company, Inc.
         Executive Vice President/Chief Investment Officer/Fixed Income and
                  Director of Founders Holdings, Inc.
         Senior Vice President/Chief Investment Officer, Fixed Income of
                  Delaware Management Holdings, Inc.
         Director of Founders CBO Corporation.
         Senior Vice President of Delaware Capital Management, Inc.
         Director, HYPPCO Finance Company Ltd.
         Before returning to the Delaware Group in 1993, Mr. Suckow was
                  Executive Vice President and Director of Fixed Income for Oppenheimer Management Corporation, New York, NY from 1985 to 1992. Prior to that, Mr. Suckow was a fixed-income portfolio manager for the Delaware Group.

David K. Downes (57)
         Senior Vice President/Chief Administrative Officer/Chief Financial
                  Officer of Adviser Funds, Inc., each of the other 17 investment companies in the Delaware Group
         ExecutiveVice President, Chief Operating Officer and Chief Financial
                  Officer of Delaware Management Company, Inc.
         Chairman and Director of Delaware Management Trust Company.
         Chief Executive Officer and Director of Delaware Investment &
                  Retirement Services, Inc.
         Executive Vice President/Chief Operating Officer/Chief Financial
                  Officer of Delaware Management Holdings, Inc.
         Executive Vice President/Chief Operating Officer/Chief Financial
                  Officer and Director of DMH Corp, Delaware Distributors, Inc. and Founders Holdings, Inc.
         Senior Vice President/Chief Administrative Officer/ Chief Financial
                  Officer of Delaware Distributors, L.P.
         Vice President/Chief Executive Officer/Chief Financial Officer and
                  Director of Delaware Service Company, Inc.
         Executive Vice President/Chief Operating Officer/Chief Financial
                  Officer and Director of Delaware International Holdings Ltd. Executive Vice President/Chief Financial Officer/Chief Operating
                  Officer of Delaware Capital Management, Inc.
         Director of Delaware International Advisers Ltd.
         Before joining the Delaware Group in 1992, Mr. Downes was Chief
                  Administrative Officer, Chief Financial Officer and Treasurer of Equitable Capital Management Corporation, New York, from December 1985 through August 1992, Executive Vice President from December 1985 through March 1992, and Vice Chairman from March 1992 through August 1992.

George M. Chamberlain, Jr. (50)
         Senior Vice President and Secretary of Adviser Funds, Inc., each of the other 17 investment companies in the Delaware Group, Delaware Management Holdings, Inc. and Delaware Distributors, L.P.
         Executive Vice President, Secretary and Director of Delaware Management
                  Trust Company.
         Senior Vice President, Secretary and Director of DMH Corp., Delaware
                  Management Company, Inc., Delaware Distributors, Inc., Delaware Service Company, Inc., Founders Holdings, Inc., Delaware Investment & Retirement Services, Inc. and Delaware Capital Management, Inc.

         Secretary and Director of Delaware International Holdings Ltd. Director of Delaware International Advisers Ltd.
         Attorney.
         During the past five years, Mr. Chamberlain has served in various capacities at different times within the Delaware organization.

Joseph H. Hastings (47)
         Vice President/Corporate Controller of Adviser Funds, Inc., each of the other 17 investment companies in the Delaware Group, Delaware Distributors, L.P., Delaware Service Company, Inc., Delaware Capital Management, Inc. and Delaware International Holdings Ltd.
         Senior Vice President/Corporate Controller and Treasurer of Delaware
                  Management Company, Inc., Delaware Management Holdings, Inc., DMH Corp., Delaware Distributors, Inc. and Founders Holdings, Inc.
         Chief Financial Officer/Treasurer of Delaware Investment &
                  Retirement Services, Inc.
         Executive Vice President/Chief Financial Officer/Treasurer of Delaware
                  Management Trust Company.
         Vice President/Treasurer of Delaware Capital Management, Inc. Assistant Treasurer of Founders CBO Corporation.
         1818 Market Street, Philadelphia, PA  19103.
         Before joining the Delaware Group in 1992, Mr. Hastings was Chief
                  Financial Officer for Prudential Residential Services, L.P., New York, NY from 1989 to 1992. Prior to that, Mr. Hastings served as Controller and Treasurer for Fine Homes International, L.P., Stamford, CT from 1987 to 1989.

Michael P. Bishof (34)
         Vice President/Treasurer of Adviser Funds, Inc., each of the other
                  17 investment companies in the Delaware Group, Delaware Distributors, L.P. and Delaware Service Company, Inc.
         Senior Vice President/Treasurer of Delaware Distributors, Inc. and
                  Founders Holdings, Inc.
         Senior Vice President of Delaware Management Company, Inc.
         Vice President/Manager of Investment Accounting of Delaware
                  International Holdings Ltd.
         Assistant Treasurer of Founders CBO Corporation.
         Before joining the Delaware Group in 1995, Mr. Bishof was a Vice
                  President for Bankers Trust, New York, NY from 1994 to 1995, a Vice President for CS First Boston Investment Management, New York, NY from 1993 to 1994 and an Assistant Vice President for Equitable Capital Management Corporation, New York, NY from 1987 to 1993.

         As of January 31, 1997, the officers and directors of Adviser Funds, Inc., as a group, owned less than 1% of the outstanding shares of each of the Class A Shares, Class B Shares, Class C Shares and the Institutional Class, of each Fund, respectively.

         Listed below are the shareholders of record who management believes held 25% or more of the outstanding shares of each Class as of January 31, 1997. Except in the case of the Delaware Management Company Employee Profit Sharing Trust, management has no knowledge whether such shares were also held beneficially. Shares held of record by Delaware Management Company Employee Profit Sharing Trust are beneficially owned by the participants in the plan.


Fund                             Name and Address of Shareholder                      Share Amount         Percentage Held
----                             -------------------------------                      ------------         ---------------


Enterprise Fund                  American States Insurance Co.                          1,071,687               64.89%
(Class A)                        Attn:  Corporate Accounting P/C
                                 David Rogers
                                 500 North Meridian St.
                                 Indianapolis, IN 46204

Enterprise Fund                  None
(Class B)

Enterprise Fund                  NFSC/FMTC IRA Rollover                                     3,732               41.54%
(Class C)                        FBO Lester C. Gilman, Jr.
                                 1485 Kathleen Place
                                 Englewood, FL 34223

Enterprise Fund                  NBD Bank                                                 565,433               99.30%
(Institutional                   Trst Motor Wheel Corp.
Class)                           415819602
                                 P.O. Box 771072
                                 Detroit, MI 48277

U.S. Growth Fund                 American States Insurance Co.                          1,106,529               75.91%
(Class A)                        Attn:  Corporate Accounting P/C
                                 David Rogers
                                 500 North Meridian St.
                                 Indianapolis, IN 46204

U.S. Growth Fund                 None
(Class B)

U.S. Growth Fund                 None
(Class C)

U.S. Growth Fund                 Federated Life Insurance Co.                             861,401              99.06%
(Institutional                   Separate Account A
Class)                           Attn:  Tom Koch
                                 121 E. Park Sq.
                                 Owatonna, MN 55060


                                      -80-

Fund                             Name and Address of Shareholder                      Share Amount         Percentage Held
----                             -------------------------------                      ------------         ---------------


World Growth Fund                Lincoln National Life Insurance Co.                  1,072,145            85.18%
(Class A)                        1300 S. Clinton St.
                                 Fort Wayne, IN 46801

World Growth Fund                None
(Class B)

World Growth Fund                None
(Class C)

World Growth Fund                Delaware Management Company                              1,501            76.17%
(Institutional                   Employee Profit Sharing Trust
Class)                           c/o Rick Seidel
                                 1818 Market Street
                                 Philadelphia, PA 19103

New Pacific Fund                 Lincoln National Life Insurance Co.                  1,039,049            82.75%
(Class A)                        1300 S. Clinton St.
                                 Fort Wayne, IN 46801

New Pacific Fund                 None
(Class B)

New Pacific Fund                 NFSC/FEBO BRB-946966                                     1,549            32.02%
(Class C)                        NFSC/FMTC IRA
                                 FBO Sandra Courtney Hayes
                                 368 Sandefur Street
                                 Shreveport, LA 71105

New Pacific Fund                 Delaware Management Company                              4,896            89.60%
(Institutional                   Employee Profit Sharing Trust
Class)                           c/o Rick Seidel
                                 1818 Market Street
                                 Philadelphia, PA 19103

Federal Bond Fund                Lincoln National Life Insurance Co.                  1,175,756            97.36%
(Class A)                        1300 S. Clinton St.
                                 Fort Wayne, IN 46801

Federal Bond Fund                NFSC FBO Lawrence B Silver                              46,569            80.11%
(Class B)                        NFSC/FMTC IRA R/O BRD-983756
                                 1800 Linglestown Rd. Suite 404
                                 Harrisburg, PA 17110

Fund                             Name and Address of Shareholder                      Share Amount         Percentage Held
----                             -------------------------------                      ------------         ---------------


Federal Bond Fund                Willard L. Shively and                               1,246                  100.00%
(Class C)                        Carolyn R. Shively JTWROS
                                 6649 E. 150 N
                                 Columbia City, IN 46725

Federal Bond Fund                Lincoln National Investment Management                 549                   99.99%
(Institutional                   1300 Clinton St.
Class)                           P.O. Box 1110
                                 Fort Wayne, IN 46801

Corporate Income Fund            Lincoln National Life Insurance Co.              1,204,696                   89.78%
(Class A)                        1300 S. Clinton St.
                                 Fort Wayne, IN 46801

Corporate Income Fund            None
(Class B)

Corporate Income Fund            Dain Bosworth Inc.                                   6,469                   93.30%
(Class C)                        FBO SMACNA Northern IL Inc.
                                 Attn: Deb Sullivan
                                 4010 E. State Street, Room. 204
                                 Rockford, IL 61108

Corporate Income Fund            Federated Life Insurance Co.                       666,322                  100.00%
(Institutional                   Separate Account A
Class)                           Attn:  Tom Koch
                                 121 E. Park Sq.
                                 Owatonna, MN 55060


         Listed below are the shareholders of record who management believes held at least 5% but less than 25% of the outstanding shares of each Class as of January 31, 1996.


Fund                             Name and Address of Shareholder                      Share Amount         Percentage Held
----                             -------------------------------                      ------------         ---------------

Enterprise Fund                  Dain Bosworth, Inc.                                    7,121                  5.28%
(Class A)                        FBO Linda M. Taffey, TTE
                                 Elsie A. Luedtke Marital Trust
                                 220 Monastery Hill Drive
                                 Oconomowoc, WI 53066

Enterprise Fund                  NFSC FBO Lawrence B. Silver                           12,803                  7.08%
(Class B)                        NFSC/FMTC IRA R/0 BRD-983756
                                 1800 Linglestown Rd. Suite 404
                                 Harrisburg, PA 17110



Fund                             Name and Address of Shareholder                      Share Amount         Percentage Held
----                             -------------------------------                      ------------         ---------------


Enterprise Fund                  John Robertson                                           2,132                 23.73%
(Class C)                        FBO John Robertson Plumbing, Inc.
                                 P.O. Box 118
                                 Burlington, KY 41005

                                 DMTC 401(k) Plan                                           953                 10.60%
                                 Sunlawn Energy Corp. 401(k)
                                 Attn: Retirement Plans
                                 1818 Market Street
                                 Philadelphia, PA 19103

                                 NFSC FBO Garold A. Nest                                    537                  5.97%
                                 6225 Shilo Road
                                 Alpharetta, GA 30202

Enterprise Fund                  None
(Institutional
Class)

U.S. Growth Fund                 None
(Class A)

U.S. Growth Fund                 NFSC FBO Lawrence B. Silver                             12,728                 17.18%
(Class B)                        NFSC/FMTC IRA R/O BRD-983756
                                 1800 Linglestown Rd. Suite 404
                                 Harrisburg, PA 17110

                                 NFSC FBO Marlene M. Clark                                5,487                  7.41%
                                 BT9-312363
                                 1536 Kensington Ln.
                                 Lancaster, OH 43130

                                 DMTC C/F The Rollover IRA of                             3,763                  5.08%
                                 L. R. Brown
                                 1201 Wimmer Ave.
                                 Huntsville, AL 35805


Fund                             Name and Address of Shareholder                      Share Amount         Percentage Held
----                             -------------------------------                      ------------         ---------------


U.S. Growth Fund                 Raymond James & Assoc., Inc.                         1,474                  23.98%
(Class C)                        CSDN Roland P. Roberts IRA
                                 RR 5 Box 377
                                 Beaumont, TX 77713

                                 NFSC/FEBO BNM-052949                                   662                  10.78%
                                 John A. Storey and
                                 Cheryl F. Storey
                                 4699 Sandpiper Lane
                                 Hoover, AL 35244

                                 DMTC Custodian For the IRA of                          631                  10.27%
                                 Raymond L. Lance
                                 3370 Appel Road
                                 Bethel Park, PA 15102

                                 NFSC/FEBO BQ5-136204                                   536                   8.73%
                                 Garold A. Nest
                                 6225 Shilo Road
                                 Alpharetta, GA 30202

                                 Fred Farah and Teresa Farah                            420                   6.83%
                                 452 Meadowcrest Circle
                                 Memphis, TN 38117

                                 NFSC FBO Leonel R. Felteau                             375                   6.10%
                                 and Anne L. Felteau
                                 1578 Greyson Ridge
                                 Marietta, GA 30062

                                 Senen S. Santos                                        331                   5.38%
                                 Cust. Imelda May Cardona
                                 UTMA/CA
                                 2109 Charlemagne Ave.
                                 Long Beach, CA 90815

                                 DMTC C/F The Rollover IRA of                           321                  5.22%
                                 Paul E. Moberg
                                 62 Hall Rd.
                                 Hampton, VA 23664

U.S. Growth Fund                 None
(Institutional
Class)


Fund                             Name and Address of Shareholder                      Share Amount         Percentage Held
----                             -------------------------------                      ------------         ---------------


World Growth Fund                None
(Class A)

World Growth Fund                NFSC FBO Lawrence B. Silver                            12,918                 11.43%
(Class B)                        NFSC/FMTC IRA R/O BRD-983756
                                 1800 Linglestown Rd. Suite 404
                                 Harrisburg, PA 17110

                                 DMTC C/F The Rollover IRA of                            7,286                  6.44%
                                 Carl W. Niederwimmer
                                 301 N.W. 73rd Terrace
                                 Gladstone, MO 64118

World Growth Fund                Merrill Lynch, Fenner, Pierce & Smith                   2,356                 22.74%
(Class C)                        For the Sole Benefit of its Customers
                                 Attn: Fund Administration
                                 4800 Deer Lake Drive East, 3rd Floor
                                 Jacksonville, FL 32246

                                 Harris B. Kram                                          1,703                 16.44%
                                 8565 West Dartmouth Place
                                 Denver, CO 80227

                                 John Robertson                                          1,078                 10.41%
                                 FBO John Robertson Plumbing, Inc.
                                 P.O. Box 118
                                 Burlington, KY 41005

                                 NFSC FBO Chester M. Boltwood                            1,023                  9.88%
                                 and Karen A. Boltwood
                                 BNW-302864
                                 828 Cobblestone Circle
                                 Modesto, CA 95355

World Growth Fund                Lincoln National Investment Management                    470                 23.84%
(Institutional                   1300 S. Clinton Street
Class)                           P.O. Box 1110
                                 Fort Wayne, IN 46801

New Pacific Fund                 None
(Class A)

Fund                             Name and Address of Shareholder                      Share Amount         Percentage Held
----                             -------------------------------                      ------------         ---------------


New Pacific Fund                 NFSC FBO Lawrence B. Silver                            12,800                 20.84%
(Class B)                        NFSC/FMTC IRA R/O BRD-983756
                                 1800 Linglestown Rd. Suite 404
                                 Harrisburg, PA 17110

                                 NFSC/FEBO BT9-343854                                   4,999                   8.14%
                                 Marlene M. Clark, Trustee
                                 Marlene M. Clark Trust
                                 1536 Kensington Lane
                                 Lancaster, OH 43130

New Pacific Fund                 Sunlawn Energy Corp. 401(k)                              546                  11.30%
(Class C)                        Attn: Retirement Plans
                                 1818 Market Street
                                 Philadelphia, PA 19103

                                 NFSC/FEBO BQD-081280                                     525                  10.86%
                                 Scott Werthmann and
                                 Mary Anne Werthmann
                                 22 Barton Lane
                                 Cos Cob, CT 06807

                                 NFSC/FEBO BRB-249378                                     495                  10.24%
                                 David F. Lewis
                                 2109 Chase Wells
                                 Shreveport, LA 71118

                                 NFSC FBO Chester M. Boltwood                             480                   9.93%
                                 and Karen A. Boltwood
                                 BNW-302864
                                 828 Cobblestone Circle
                                 Modesto, CA 95355

                                 NFSC FBO Garold A. Nest                                  358                   7.40%
                                 BQ5-136204
                                 6225 Shilo Road
                                 Alpharetta, GA 30202

                                 DMTC C/F The Rollover IRA of                             357                   7.38%
                                 Paul E. Moberg
                                 62 Hall Rd.
                                 Hampton, VA 23664



Fund                             Name and Address of Shareholder                      Share Amount         Percentage Held
----                             -------------------------------                      ------------         ---------------


New Pacific Fund                 Lincoln National Investment Management                    568                   10.40%
(Institutional                   1300 S. Clinton Street
Class)                           P.O. Box 1110
                                 Fort Wayne, IN 46801

Federal Bond Fund                None
(Class A)

Federal Bond Fund                None
(Class B)

Federal Bond Fund                None
(Class C)

Federal Bond Fund                None
(Institutional
Class)

Corporate Income Fund            None
(Class A)

Corporate Income Fund            NFSC/FEBO BNW-253278                                    2,160                   12.18%
(Class B)                        Cornerstone Fellowship
                                 135-D Lindbergh Avenue
                                 Livermore, CA 94550

                                 NFSC FBO Bobbe Ann Griswold                             1,245                    7.07%
                                 NFSC/FMTC IRA
                                 BNX-992-739
                                 1401 E. Interstate 30
                                 Rockwall, TX 75087

                                 NFSC/FEBO BT9-252670                                    1,201                    6.77%
                                 Diane T. Carroll
                                 5056 Crown Hill Road
                                 Mechanicsville, VA 23111

                                 NFSC FBO Doris T. Stell                                 1,063                    5.99%
                                 BNM-341436
                                 4859 Balmoral Drive
                                 Pensacola, FL 32504

                                 NFSC FBO Loren T. Griswold                              1,043                    5.88%
                                 NFSC/FMTC IRA BNX-933929
                                 1401 E. Interstate 30
                                 Rockwall, TX 75087

Fund                             Name and Address of Shareholder                      Share Amount         Percentage Held
----                             -------------------------------                      ------------         ---------------


                                 Paula S. Wing                                            1,042                5.87%
                                 9131 Yellow Tree Court
                                 Fort Wayne, IN 46804

Corporate Income Fund            Willard L. Shively and                                     418                6.03%
(Class C)                        Carolyn R. Shively JTWROS
                                 6649 E. 150 N
                                 Columbia City, IN 46725

Corporate Income Fund            None
(Institutional
Class)



EXCHANGE PRIVILEGE


         The exchange privileges available for shareholders of the Classes and for shareholders of classes of other funds in the Delaware Group are set forth in the relevant prospectuses for such classes. The following supplements that information. Each Fund may modify, terminate or suspend the exchange privilege upon 60 days' notice to shareholders.


         All exchanges involve a purchase of shares of the fund into which the exchange is made. As with any purchase, an investor should obtain and carefully read that fund's prospectus before buying shares in an exchange. The prospectus contains more complete information about the fund, including charges and expenses. A shareholder requesting an exchange will be sent a current prospectus and an authorization form for any of the other mutual funds in the Delaware Group. Exchange instructions must be signed by the record owner(s) exactly as the shares are registered.

         An exchange constitutes, for tax purposes, the sale of one fund and the purchase of another. The sale may involve either a capital gain or loss to the shareholder for federal income tax purposes.

         In addition, investment advisers and dealers may make exchanges between funds in the Delaware Group on behalf of their clients by telephone or other expedited means. This service may be discontinued or revised at any time by the Transfer Agent. Such exchange requests may be rejected if it is determined that a particular request or the total requests at any time could have an adverse effect on any of the funds. Requests for expedited exchanges may be submitted with a properly completed exchange authorization form, as described above.


Telephone Exchange Privilege
         Shareholders owning shares for which certificates have not been issued or their investment dealers of record may exchange shares by telephone for shares in other mutual funds in the Delaware Group. This service is automatically provided unless the relevant Fund receives written notice from the shareholder to the contrary.


         Shareholders or their investment dealers of record may contact the Shareholder Service Center at 800-523- 1918 or, in the case of shareholders of the Institutional Class, their Client Services Representative at 800-828-5052 to effect an exchange. The shareholder's current Fund account number must be identified, as well as the registration of the account, the share or dollar amount to be exchanged and the fund into which the exchange is to be made. Requests received on any day after the time the offering price and net asset value are determined will be processed the following day. See Determining Offering Price and Net Asset Value. Any new account established through the exchange will automatically carry the same registration, shareholder information and dividend option as the account from which the shares were exchanged. The exchange requirements of the fund into which the exchange is being made, such as sales charges, eligibility and investment minimums, must be met. (See the prospectus of the fund desired or inquire by calling the Transfer Agent or, as relevant, your Client Services Representative.) Certain funds are not available for retirement plans.


         The telephone exchange privilege is intended as a convenience to shareholders and is not intended to be a vehicle to speculate on short-term swings in the securities market through frequent transactions in and out of the funds in the Delaware Group. Telephone exchanges may be subject to limitations as to amounts or frequency. The Transfer Agent and each Fund reserves the right to record exchange instructions received by telephone and to reject exchange requests at any time in the future.


         As described in the Funds' Prospectuses, neither the Funds nor the Transfer Agent is responsible for any shareholder loss incurred in acting upon written or telephone instructions for redemption or exchange of Fund shares which are reasonably believed to be genuine.

Right to Refuse Timing Accounts
         With regard to accounts that are administered by market timing services ("Timing Firms") to purchase or redeem shares based on changing economic and market conditions ("Timing Accounts"), the Funds will refuse any new timing arrangements, as well as any new purchases (as opposed to exchanges) in Delaware Group funds from Timing Firms. The Funds reserve the right to temporarily or permanently terminate the exchange privilege or reject any specific purchase order for any person whose transactions seem to follow a timing pattern who: (i) makes an exchange request out of a Fund within two weeks of an earlier exchange request out of such Fund, or (ii) makes more than two exchanges out of a Fund per calendar quarter, or (iii) exchanges shares equal in value to at least $5 million, or more than 1/4 of 1% of a Fund's net assets. Accounts under common ownership or control, including accounts administered so as to redeem or purchase shares based upon certain predetermined market indicators, will be aggregated for purposes of the exchange limits.

Restrictions on Timed Exchanges
         Timing Accounts operating under existing timing agreements may only execute exchanges between the following eight Delaware Group funds: (1) Decatur Income Fund, (2) Decatur Total Return Fund, (3) Delaware Fund, (4) Limited-Term Government Fund, (5) Tax-Free USA Fund, (6) Delaware Cash Reserve, (7) Delchester Fund and (8) Tax-Free Pennsylvania Fund. No other Delaware Group funds are available for timed exchanges. Assets redeemed or exchanged out of Timing Accounts in Delaware Group funds not listed above may not be reinvested back into that Timing Account. The Funds reserve the right to apply these same restrictions to the account(s) of any person whose transactions seem to follow a time pattern (as described above).


         Each Fund also reserves the right to refuse the purchase side of an exchange request by any Timing Account, person, or group if, in the Manager's judgment, a Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. A shareholder's purchase exchanges may be restricted or refused if a Fund receives or anticipates simultaneous orders affecting significant portions of the Fund's assets. In particular, a pattern of exchanges that coincide with a "market timing" strategy may be disruptive to a Fund and therefore may be refused.


         Except as noted above, only shareholders and their authorized brokers of record will be permitted to make exchanges or redemptions.

                                   *   *   *

         Following is a summary of the investment objectives of the other Delaware Group funds:

         Delaware Fund seeks long-term growth by a balance of capital appreciation, income and preservation of capital. It uses a dividend-oriented valuation strategy to select securities issued by established companies that are believed to demonstrate potential for income and capital growth. Devon Fund seeks current income and capital appreciation by investing primarily in income-producing common stocks, with a focus on common stocks the Manager believes have the potential for above average dividend increases over time.

         Trend Fund seeks long-term growth by investing in common stocks issued by emerging growth companies exhibiting strong capital appreciation potential.

         Value Fund seeks capital appreciation by investing primarily in common stocks whose market values appear low relative to their underlying value or future potential.

         DelCap Fund seeks long-term capital growth by investing in common stocks and securities convertible into common stocks of companies that have a demonstrated history of growth and have the potential to support continued growth.


         Decatur Income Fund seeks the highest possible current income by investing primarily in common stocks that provide the potential for income and capital appreciation without undue risk to principal. Decatur Total Return Fund seeks long-term growth by investing primarily in securities that provide the potential for income and capital appreciation without undue risk to principal. Blue Chip Fund seeks to achieve long-term capital appreciation. Current income is a secondary objective. It seeks to achieve these objectives by investing primarily in equity securities and any securities that are convertible into equity securities. Quantum Fund seeks to achieve long-term capital appreciation. It seeks to achieve this objective by investing in equity securities of medium-to large-sized companies expected to grow over time that meet the Fund's "Social Criteria" strategy.

         Delchester Fund seeks as high a current income as possible by investing principally in high yield, high risk corporate bonds, and also in U.S. government securities and commercial paper. Strategic Income Fund seeks to provide investors with high current income and total return by using a multi-sector investment approach, investing principally in three sectors of the fixed-income securities markets: high yield, higher risk securities, investment grade fixed-income securities and foreign government and other foreign fixed-income securities.


         U.S. Government Fund seeks high current income by investing primarily in long-term debt obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

         Limited-Term Government Fund seeks high, stable income by investing primarily in a portfolio of short-and intermediate-term securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and instruments secured by such securities. U.S. Government Money Fund seeks maximum current income with preservation of principal and maintenance of liquidity by investing only in short-term securities issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities, and repurchase agreements collateralized by such securities, while maintaining a stable net asset value.

         Delaware Cash Reserve seeks the highest level of income consistent with the preservation of capital and liquidity through investments in short-term money market instruments, while maintaining a stable net asset value.

         Tax-Free USA Fund seeks high current income exempt from federal income tax by investing in municipal bonds of geographically-diverse issuers. Tax-Free Insured Fund invests in these same types of securities but with an emphasis on municipal bonds protected by insurance guaranteeing principal and interest are paid when due. Tax-Free USA Intermediate Fund seeks a high level of current interest income exempt from federal income tax, consistent with the preservation of capital by investing primarily in municipal bonds.

         Tax-Free Money Fund seeks high current income, exempt from federal income tax, by investing in short-term municipal obligations, while maintaining a stable net asset value.

         Tax-Free Pennsylvania Fund seeks a high level of current interest income exempt from federal and, to the extent possible, certain Pennsylvania state and local taxes, consistent with the preservation of capital.

         International Equity Fund seeks to achieve long-term growth without undue risk to principal by investing primarily in international securities that provide the potential for capital appreciation and income. Global Bond Fund seeks to achieve current income consistent with the preservation of principal by investing primarily in global fixed-income securities that may also provide the potential for capital appreciation. Global Assets Fund seeks to achieve long-term total return by investing in global securities which will provide higher current income than a portfolio comprised exclusively of equity securities, along with the potential for capital growth. Emerging Markets Fund seeks long-term capital appreciation by investing primarily in equity securities of issuers located or operating in emerging countries.

         Delaware Group Premium Fund, Inc. offers ten funds available exclusively as funding vehicles for certain insurance company separate accounts. Equity/Income Series seeks the highest possible total rate of return by selecting issues that exhibit the potential for capital appreciation while providing higher than average dividend income. High Yield Series seeks as high a current income as possible by investing in rated and unrated corporate bonds, U.S. government securities and commercial paper. Capital Reserves Series seeks a high stable level of current income while minimizing fluctuations in principal by investing in a diversified portfolio of short- and intermediate-term securities. Money Market Series seeks the highest level of income consistent with preservation of capital and liquidity through investments in short-term money market instruments. Growth Series seeks long-term capital appreciation by investing its assets in a diversified portfolio of securities exhibiting the potential for significant growth. Multiple Strategy Series seeks a balance of capital appreciation, income and preservation of capital. It uses a dividend-oriented valuation strategy to select securities issued by established companies that are believed to demonstrate potential for income and capital growth. International Equity Series seeks long-term growth without undue risk to principal by investing primarily in equity securities of foreign issuers that provide the potential for capital appreciation and income. Value Series seeks capital appreciation by investing in small- to mid-cap common stocks whose market values appear low relative to their underlying value or future earnings and growth potential. Emphasis will also be placed on securities of companies that may be temporarily out of favor or whose value is not yet recognized by the market. Emerging Growth Series seeks long-term capital appreciation by investing primarily in small-cap common stocks and convertible securities of emerging and other growth-oriented companies. These securities will have been judged to be responsive to changes in the market place and to have fundamental characteristics to support growth. Income is not an objective. Global Bond Series seeks to achieve current income consistent with the preservation of principal by investing primarily in global fixed-income securities that may also provide the potential for capital appreciation.


         For more complete information about any of the Delaware Group funds, including charges and expenses, you can obtain a prospectus from the Distributor. Read it carefully before you invest or forward funds.

         Each of the summaries above is qualified in its entirety by the information contained in each fund's prospectus(es).

GENERAL INFORMATION


         The Manager is the investment manager of the Funds. The Manager also provides investment management services to certain of the other funds in the Delaware Group. The Manager, through a separate division, also manages private investment accounts. While investment decisions of the Funds are made independently from those of the other funds and accounts, investment decisions for such other funds and accounts may be made at the same time as investment decisions for the Funds.

         The Manager, or its affiliate Delaware International Advisers Ltd., also manages the investment options for Delaware Medallion(sm) III Variable Annuity. Medallion is issued by Allmerica Financial Life Insurance and Annuity Company (First Allmerica Financial Life Insurance Company in New York and Hawaii). Delaware Medallion offers ten different investment series ranging from domestic equity funds, international equity and bond funds and domestic fixed income funds. Each investment series available through Medallion utilizes an investment strategy and discipline the same as or similar to one of the Delaware Group mutual funds available outside the annuity. See Delaware Group Premium Fund, Inc., above.


         Access persons and advisory persons of the Delaware Group of funds, as those terms are defined in SEC Rule 17j-1 under the 1940 Act, who provide services to the Manager, Delaware International Advisers Ltd. or their affiliates, are permitted to engage in personal securities transactions subject to the exceptions set forth in Rule 17j-1 and the following general restrictions and procedures: (1) certain blackout periods apply to personal securities transactions of those persons; (2) transactions must receive advance clearance and must be completed on the same day as the clearance was received; (3) certain persons are prohibited from investing in initial public offerings of securities and other restrictions apply to investments in private placements of securities;
(4) opening positions may only be closed-out at a profit after a 60-day holding period has elapsed; and (5) the Compliance Officer must be informed periodically of all securities transactions and duplicate copies of brokerage confirmations and account statements must be supplied to the Compliance Officer.


         The Distributor acts as national distributor for the Funds and for the other mutual funds in the Delaware Group. As previously described, prior to September 25, 1995, LNC Equity Sales, Inc. ("LNC Equity") served as the national distributor for the Funds. The Distributor received net commissions from each Fund on behalf of Class A Shares, after reallowances to dealers, as follows:

                                         Enterprise Fund
                                         Class A Shares
                            Total
                          Amount of
        Fiscal             Under-               Amounts                  Net
         Year              writing             Reallowed             Commission
         Ended           Commissions          to Dealers               to DDLP

       10/31/96            $9,973                $8,402                 $1,571

                                        U.S. Growth Fund
                                         Class A Shares
                            Total
                          Amount of
        Fiscal             Under-              Amounts              Net
        Year               writing            Reallowed         Commission
        Ended            Commissions         to Dealers           to DDLP

        10/31/96           $2,551               $2,141              $410


                                        World Growth Fund
                                         Class A Shares
                            Total
                          Amount of
        Fiscal             Under-              Amounts              Net
        Year               writing            Reallowed         Commission
        Ended            Commissions         to Dealers           to DDLP

        10/31/96           $4,626                $3,880             $746


                                        New Pacific Fund
                            Total
                          Amount of
        Fiscal             Under-              Amounts              Net
        Year               writing            Reallowed         Commission
        Ended            Commissions         to Dealers           to DDLP

        10/31/96           $4,740                $3,912             $828



                                        Federal Bond Fund
                            Total
                          Amount of
        Fiscal             Under-              Amounts              Net
        Year               writing            Reallowed         Commission
        Ended            Commissions         to Dealers           to DDLP

        10/31/96             $295                  $249              $46

                                           Corporate Income Fund
                                 Total
                               Amount of
     Fiscal                     Under-              Amounts              Net
     Year                       writing            Reallowed         Commission
     Ended                    Commissions         to Dealers           to DDLP

     10/31/96                   $3,948                $3,224             $724


         The Distributor received in the aggregate Limited CDSC payments with respect to Class A Shares of each Fund as follows:

                                                    Limited CDSC Payments
  Fiscal                                                                                                          Corporate
  Year           Enterprise         U.S. Growth        World Growth         New Pacific      Federal Bond          Income
  Ended         Fund A Class       Fund A Class        Fund A Class        Fund A Class      Fund A Class          Fund A
  Class

10/31/96            -$0-                -$0-               -$0-                -$0-               -$0-              -$0-


         The Distributor received in the aggregate CDSC payments with respect to Class B Shares of each Fund as follows:

                                                        CDSC Payments
  Fiscal                                                                                                          Corporate
  Year           Enterprise         U.S. Growth        World Growth         New Pacific      Federal Bond          Income
  Ended         Fund B Class       Fund B Class        Fund B Class        Fund B Class      Fund B Class          Fund B
  Class

10/31/96          $3,850                $643             $3,542                $742                $45               $88


         The Distributor received in the aggregate CDSC payments with respect to Class C Shares of each Fund as follows:


                                                        CDSC Payments
  Fiscal                                                                                                         Corporate
  Year           Enterprise         U.S. Growth        World Growth         New Pacific      Federal Bond          Income
  Ended         Fund C Class       Fund C Class        Fund C Class        Fund C Class      Fund C Class          Fund C
  Class

10/31/96            $135                 $36                $20                  $4               -$0-              -$0-



         The Transfer Agent, an affiliate of the Manager, acts as shareholder servicing, dividend disbursing and transfer agent for each Fund and for the other mutual funds in the Delaware Group. The Transfer Agent is paid a fee by each Fund for providing these services consisting of an annual per account charge of $5.50 plus transaction charges for particular services according to a schedule. Compensation is fixed each year and approved by the Board of Directors, including a majority of the disinterested directors. The Transfer Agent also provides accounting services to each Fund. Those services include performing all functions related to calculating each Fund's net asset value and providing all financial reporting services, regulatory compliance testing and the related accounting services. For its services, the Transfer Agent is paid a fee based on total assets of all funds in the Delaware Group for which it provides such accounting services. Such fee is equal to 0.25% multiplied by the total amount of assets in the complex for which the Transfer Agent furnishes accounting services, where such aggregate complex assets are $10 billion or less, and 0.20% of assets if such aggregate complex assets exceed $10 billion. The fees are charged to each fund, including each Fund, on an aggregate pro-rata basis. The asset-based fee payable to the Transfer Agent is subject to a minimum fee calculated by determining the total number of investment portfolios and associated classes.


         The Manager and its affiliates own the name "Delaware Group." Under certain circumstances, including the termination of Adviser Funds, Inc.'s advisory relationship with the Manager or its distribution relationship with the Distributor, the Manager and its affiliates could cause Adviser Funds, Inc. to delete the words "Delaware Group" from Adviser Funds, Inc.'s name.


         The Chase Manhattan Bank, 4 Chase Metrotech Center, Brooklyn, NY 11245 is custodian of Adviser Funds, Inc.'s securities and cash. As custodian, Chase maintains a separate account for each Fund; receives, holds and releases portfolio securities on account of the Funds; receives and disburses money on behalf of each Fund; and collects and receives income and other payments and distributions on account of each Fund's portfolio securities.


         The legality of the issuance of the shares offered hereby, registered pursuant to Rule 24f-2 under the 1940 Act, has been passed upon for Adviser Funds, Inc. by Stradley, Ronon, Stevens & Young, LLP, Philadelphia, Pennsylvania.


Capitalization
         Adviser Funds, Inc. was incorporated under the laws of Maryland on August 12, 1993 under the name Lincoln Renaissance Funds, Inc. On November 29, 1993, the name Lincoln Renaissance Funds, Inc. was changed to Lincoln Advisor Funds, Inc. Adviser Funds, Inc. and all of its series (the Funds) shall continue perpetually subject to the provisions in the Articles of Incorporation concerning termination by action of the shareholders or by the directors by written notice to the shareholders.


         The authorized capital of Adviser Funds, Inc. consists of 810,000,000 shares of Common Stock, $.01 par value, issued in separate series. Each Fund, for federal income tax purposes, will constitute a separate entity which will be governed by the provisions of the Articles of Incorporation. All shares of any Fund issued and outstanding will be fully paid and non-assessable by Adviser Funds, Inc. The assets of Adviser Funds, Inc. received for the issue or sale of the shares of each Fund and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors of such Fund, are specially allocated to such Fund and constitute the underlying assets of such Fund. The underlying assets of each Fund are segregated on the books of account, and are to be charged with the liabilities in respect to such Fund and with a share of the general liabilities incurred by each Fund of Adviser Funds, Inc. General liabilities of the Fund include, without limitation, director's fees, professional expenses and printing expenses. Under no circumstances would the assets of a Fund be used to meet liabilities which are not otherwise properly chargeable to it. Expenses with respect to any two or more Funds are to be allocated in proportion to the net asset value of the respective Fund except where allocations of direct expenses can otherwise be fairly made. The officers of Adviser Funds, Inc., subject to the general supervision of the Board of Directors, have the power to determine which liabilities are allocable to a given Fund or which are general or allocable to two or more Funds. Upon redemption of shares of a Fund, the shareholder will receive proceeds solely of the assets of such Fund. In the event of the dissolution or liquidation of Adviser Funds, Inc., the holders of the shares of any Fund are entitled to receive as a class the underlying assets of such Fund available for distribution to shareholders.

         Pursuant to the Articles of Incorporation, the directors may authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios with distinct investment objectives and policies and share purchase, redemption and net asset valuation procedures) and additional classes of shares within any Fund (which would be used to distinguish among the rights of different categories of shareholders as might be required by future regulations or other unforeseen circumstances) with such preferences, privileges, limitations and voting and dividend rights as the directors may determine. All consideration received by Adviser Funds, Inc. for shares of any additional series or class, and all assets in which such consideration is invested, would belong to that series or class (subject only to the rights of creditors of such series or class) and would be subject to the liabilities related thereto. Pursuant to the 1940 Act, shareholders of any additional series or class of shares would normally have to approve the adoption of any advisory contract relating to such series or class and of any changes in the investment policies related thereto.

         Adviser Funds, Inc. does not intend to hold shareholders' meetings unless otherwise required by law. Adviser Funds, Inc. will not be required to hold meetings of shareholders unless the election of directors is required to be acted on by shareholders under the 1940 Act. Shareholders have certain rights, including the right to call a meeting upon a vote of 10% of a Fund's outstanding shares for the purpose of voting on the removal of one or more directors or to transact any other business.

         Identifiable expenses to each Fund will be paid by that Fund. General expenses of all Funds will be allocated on a pro-rata basis according to asset size. Where matters must be submitted to a vote of shareholders, the holders of a majority of shares of each Fund affected must vote affirmatively for that class to be affected.

         All shares have equal voting rights, except as noted, no preemptive rights, are fully transferable and, when issued, are fully paid. All shares of the Advisers Funds, Inc. participate equally in dividends, and upon liquidation would share equally.

         The Class A Shares, Class B Shares, Class C Shares and Institutional Class (formerly, Class D Shares) represent a proportionate interest in the assets of each Fund of Adviser Funds, Inc. and have the same voting and other rights and preferences, except that shares of the Institutional Classes may not vote on matters affecting the Funds' Distribution Plans under Rule 12b-1. Similarly, as a general matter, shareholders of Class A Shares, Class B Shares and Class C Shares may vote only on matters affecting the 12b-1 Plan that relates to the class of shares that they hold. However, shareholders of Class B Shares must be given a vote on any material increase in the 12b- 1 fees payable by Class A Shares under the Plans for the Funds. General expenses of each Fund will be allocated on a pro-rata basis to the Classes according to asset size, except that expenses of the 12b-1 Plans of Class A, Class B and Class C Shares will be allocated solely to those classes.


         As of the close of business on May 3, 1996, the changes of the names of the Funds were as follows: Lincoln Enterprise Portfolio to Enterprise Fund; Lincoln U.S. Growth Portfolio to U.S. Growth Fund; Lincoln World Growth Portfolio to World Growth Fund; Lincoln New Pacific Portfolio to New Pacific Fund; Lincoln Government Income Portfolio to Federal Bond Fund; and Lincoln Corporate Income Portfolio to Corporate Income Fund. In addition, as of the close of business May 3, 1996, the name of Lincoln Advisor Funds, Inc. was changed to Delaware Group Adviser Funds, Inc.

Noncumulative Voting
         Fund shares have noncumulative voting rights which means that the holders of more than 50% of the shares of Adviser Funds, Inc. voting for the election of directors can elect all the directors if they choose to do so, and, in such event, the holders of the remaining shares will not be able to elect any directors.

         This Part B does not include all of the information contained in the Registration Statement which is on file with the Securities and Exchange Commission.

FINANCIAL STATEMENTS


         Coopers & Lybrand, L.L.P. serves as the independent auditors for Adviser Funds, Inc. and, in its capacity as such, audits the financial statements contained in the Annual Report. The Portfolio of Investments, Statements of Net Assets, Statements of Operations, Statements of Changes in Net Assets and Notes to Financial Statements, as well as the report of Coopers & Lybrand, L.L.P., independent auditors, for the fiscal year ended October 31, 1996 are included in the Annual Report to shareholders. The financial statements, the notes relating thereto and the report of Coopers & Lybrand, L.L.P. listed above are incorporated by reference from the Annual Report into this Part B.

APPENDIX A - IRA INFORMATION


         An individual can contribute up to $2,000 to his or her IRA each year. Contributions may or may not be deductible depending upon the taxpayers adjusted gross income and whether the taxpayer or his or her spouse is an active participant in an employer-sponsored retirement plan. Even if a taxpayer (or his or her spouse) is an active participant in an employer-sponsored retirement plan, the full $2,000 deduction is still available if the taxpayer's adjusted gross income is below $25,000 ($40,000 for taxpayers filing joint returns). A partial deduction is allowed for married couples with incomes between $40,000 and $50,000, and for single individuals with incomes between $25,000 and $35,000. No deductions are available for contributions to IRAs by taxpayers whose adjusted gross income before IRA deductions exceeds $50,000 ($35,000 for singles) and who are active participants in an employer-sponsored retirement plan. Taxpayers who were not allowed deductions on IRA contributions still can make nondeductible IRA contributions of as much as $2,000 for each working spouse ($2,250 for one-income couples for years prior to 1997), and defer taxes on interest or other earnings from the IRAs. Special rules apply for determining the deductibility of contributions made by married individuals filing separate returns.

         Effective for tax years beginning after 1996, one-income couples can contribute up to $2,000 to each spouse's IRA provided the combined compensation of both spouses is at least equal to the total contributions for both spouses. If the working spouse is an active participant in an employer-sponsored retirement plan and earns over $40,000, the maximum deduction limit is reduced in the same way that the limit is reduced for contributions to a non-spousal IRA.

         As illustrated in the following tables, maintaining an Individual Retirement Account remains a valuable opportunity.

         For many, an IRA will continue to offer both an upfront tax break with its tax deduction each year and the real benefit that comes with tax-deferred compounding. For others, losing the tax deduction will impact their taxable income status each year. Over the long term, however, being able to defer taxes on earnings still provides an impressive investment opportunity--a way to have money grow faster due to tax-deferred compounding.

         Even if your IRA contribution is no longer deductible, the benefits of saving on a tax-deferred basis can be substantial. The following tables illustrate the benefits of tax-deferred versus taxable compounding. One table reflects a constant 10% rate of return, and one table reflects a constant 7% rate of return compounded annually, with the reinvestment of all proceeds. The tables do not take into account any fees. Of course, earnings accumulated in your IRA will be subject to tax upon withdrawal. If you choose a mutual fund with a fluctuating net asset value, like any Fund, your bottom line at retirement could be lower--it could also be much higher.

$2,000 Invested Annually Assuming a 10% Annualized Return


   15% Tax Bracket          Single   -   $0-$24,650
   ---------------
                            Joint    -   $0-$41,200


                                                                                              How Much You
      End of                Cumulative                     How Much You                      Have With Full
       Year              Investment Amount               Have Without IRA                     IRA Deduction

         1                   $ 2,000                          $  1,844                          $  2,200
         5                    10,000                            10,929                            13,431
        10                    20,000                            27,363                            35,062
        15                    30,000                            52,074                            69,899
        20                    40,000                            89,231                           126,005
        25                    50,000                           145,103                           216,364
        30                    60,000                           229,114                           361,887
        35                    70,000                           355,438                           596,254
        40                    80,000                           545,386                           973,704

[Without IRA--investment of $1,700 ($2,000 less 15%) earning 8.5% (10% less
15%)]



   28% Tax Bracket          Single   -   $24,651-$59,750
   ---------------
                            Joint    -   $41,201-$99,600



      End of           Cumulative                How Much You              How Much You Have with Full IRA
       Year         Investment Amount          Have Without IRA             No Deduction        Deduction

         1               $ 2,000                    $  1,544                $  1,584             $  2,200
         5                10,000                       8,913                   9,670               13,431
        10                20,000                      21,531                  25,245               35,062
        15                30,000                      39,394                  50,328               69,899
        20                40,000                      64,683                  90,724              126,005
        25                50,000                     100,485                 155,782              216,364
        30                60,000                     151,171                 260,559              361,887
        35                70,000                     222,927                 429,303              596,254
        40                80,000                     324,512                 701,067              973,704

[Without IRA--investment of $1,440 ($2,000 less 28%) earning 7.2% (10% less
28%)]
[With IRA--No Deduction--investment of $1,440 ($2,000 less 28%) earning
10%]

   31% Tax Bracket           Single  - $59,751-$124,650
   ---------------
                             Joint   - $99,601-$151,750



      End of                Cumulative                How Much You              How Much You Have with Full IRA
       Year              Investment Amount          Have Without IRA           No Deduction            Deduction

         1                    $ 2,000                   $  1,475                  $  1,518              $  2,200
         5                     10,000                      8,467                     9,268                13,431
        10                     20,000                     20,286                    24,193                35,062
        15                     30,000                     36,787                    48,231                69,899
        20                     40,000                     59,821                    86,943               126,005
        25                     50,000                     91,978                   149,291               216,364
        30                     60,000                    136,868                   249,702               361,887
        35                     70,000                    199,536                   411,415               596,254
        40                     80,000                    287,021                   671,855               973,704

[Without IRA--investment of $1,380 ($2,000 less 31%) earning 6.9% (10% less
31%)]
[With IRA--No Deduction--investment of $1,380 ($2,000 less 31%) earning
10%]



   36% Tax Bracket*          Single  -   $124,651-$271,050
   ---------------
                             Joint   -   $151,751-$271,050



      End of                Cumulative                How Much You              How Much You Have with Full IRA
       Year              Investment Amount          Have Without IRA           No Deduction            Deduction

         1                    $ 2,000                   $  1,362                  $  1,408              $  2,200
         5                     10,000                      7,739                     8,596                13,431
        10                     20,000                     18,292                    22,440                35,062
        15                     30,000                     32,683                    44,736                69,899
        20                     40,000                     52,308                    80,643               126,005
        25                     50,000                     79,069                   138,473               216,364
        30                     60,000                    115,562                   231,608               361,887
        35                     70,000                    165,327                   381,602               596,254
        40                     80,000                    233,190                   623,170               973,704

[Without IRA--investment of $1,280 ($2,000 less 36%) earning 6.4% (10% less
36%)]
[With IRA--No Deduction--investment of $1,280 ($2,000 less 36%) earning
10%]

   39.6% Tax Bracket*          Single   -    over $271,050
   -----------------
                               Joint    -    over $271,050



      End of                Cumulative                How Much You              How Much You Have with Full IRA
       Year              Investment Amount          Have Without IRA           No Deduction            Deduction

         1                    $ 2,000                   $  1,281                  $  1,329              $  2,200
         5                     10,000                      7,227                     8,112                13,431
        10                     20,000                     16,916                    21,178                35,062
        15                     30,000                     29,907                    42,219                69,899
        20                     40,000                     47,324                    76,107               126,005
        25                     50,000                     70,677                   130,684               216,364
        30                     60,000                    101,986                   218,580               361,887
        35                     70,000                    143,965                   360,137               596,254
        40                     80,000                    200,249                   588,117               973,704

[Without IRA--investment of $1,208 ($2,000 less 39.6%) earning 6.04% (10% less 39.6%)]
[With IRA--No Deduction--investment of $1,208 ($2,000 less 39.6%) earning 10%]



* For tax years beginning after 1992, a 36% tax rate applies to all taxable income in excess of the maximum dollar amounts subject to the 31% tax rate. In addition, a 10% surtax (not applicable to capital gains) applies to certain high-income taxpayers. It is computed by applying a 39.6% rate to taxable income in excess of $271,050. The above tables do not reflect the personal exemption phaseout nor the limitations of itemized deductions that may apply.

$2,000 Invested Annually Assuming a 7% Annualized Return


   15% Tax Bracket          Single   -   $0-$24,650
   ---------------
                            Joint    -   $0-$41,200


                                                                                              How Much You
      End of                Cumulative                     How Much You                      Have With Full
       Year              Investment Amount               Have Without IRA                     IRA Deduction

         1                   $ 2,000                          $  1,801                          $  2,140
         5                    10,000                            10,143                            12,307
        10                    20,000                            23,685                            29,567
        15                    30,000                            41,764                            53,776
        20                    40,000                            65,901                            87,730
        25                    50,000                            98,126                           135,353
        30                    60,000                           141,149                           202,146
        35                    70,000                           198,587                           295,827
        40                    80,000                           275,271                           427,219

[Without IRA--investment of $1,700 ($2,000 less 15%) earning 5.95% (7% less
15%)]



   28% Tax Bracket          Single   -   $24,651-$59,750
   ---------------
                            Joint    -   $41,201-$99,600



      End of                Cumulative                How Much You                How Much You Have with Full
       Year              Investment Amount          Have Without IRA           No Deduction          IRA Deduction

         1                    $ 2,000                   $  1,513                  $  1,541              $  2,140
         5                     10,000                      8,365                     8,861                12,307
        10                     20,000                     19,061                    21,288                29,567
        15                     30,000                     32,738                    38,719                53,776
        20                     40,000                     50,227                    63,166                87,730
        25                     50,000                     72,590                    97,454               135,353
        30                     60,000                    101,187                   145,545               202,146
        35                     70,000                    137,754                   212,995               295,827
        40                     80,000                    184,512                   307,598               427,219

[Without IRA--investment of $1,440 ($2,000 less 28%) earning 5.04% (7% less
28%)]
[With IRA--No Deduction--investment of $1,440 ($2,000 less 28%) earning
7%]

   31% Tax Bracket           Single  - $59,751-$124,650
   ---------------
                             Joint   - $99,601-$151,750



      End of                Cumulative                How Much You              How Much You Have with Full IRA
       Year              Investment Amount          Have Without IRA           No Deduction            Deduction

         1                    $ 2,000                   $  1,447                  $  1,477              $  2,140
         5                     10,000                      7,967                     8,492                12,307
        10                     20,000                     18,052                    20,401                29,567
        15                     30,000                     30,820                    37,106                53,776
        20                     40,000                     46,985                    60,534                87,730
        25                     50,000                     67,448                    93,394               135,353
        30                     60,000                     93,355                   139,481               202,146
        35                     70,000                    126,152                   204,121               295,827
        40                     80,000                    167,673                   294,781               427,219

[Without IRA--investment of $1,380 ($2,000 less 31%) earning 4.83% (7% less
31%)]
[With IRA--No Deduction--investment of $1,380 ($2,000 less 31%) earning
7%]



   36% Tax Bracket*          Single  -   $124,651-$271,050
   ---------------
                             Joint   -   $151,751-$271,050



      End of                Cumulative                How Much You              How Much You Have with Full IRA
       Year              Investment Amount          Have Without IRA           No Deduction            Deduction

         1                    $ 2,000                   $  1,337                  $  1,370              $  2,140
         5                     10,000                      7,313                     7,876                12,307
        10                     20,000                     16,418                    18,923                29,567
        15                     30,000                     27,754                    34,417                53,776
        20                     40,000                     41,867                    56,147                87,730
        25                     50,000                     59,437                    86,626               135,353
        30                     60,000                     81,312                   129,373               202,146
        35                     70,000                    108,545                   189,329               295,827
        40                     80,000                    142,451                   273,420               427,219

[Without IRA--investment of $1,280 ($2,000 less 36%) earning 4.48% (7% less
36%)]
[With IRA--No Deduction--investment of $1,280 ($2,000 less 36%) earning
7%]

   39.6% Tax Bracket*          Single   -    over $271,050
   -----------------
                               Joint    -    over $271,050



      End of                Cumulative                How Much You              How Much You Have with Full IRA
       Year              Investment Amount          Have Without IRA           No Deduction            Deduction

         1                    $ 2,000                   $  1,259                  $  1,293              $  2,140
         5                     10,000                      6,851                     7,433                12,307
        10                     20,000                     15,277                    17,859                29,567
        15                     30,000                     25,643                    32,481                53,776
        20                     40,000                     38,392                    52,989                87,730
        25                     50,000                     54,075                    81,753               135,353
        30                     60,000                     73,366                   122,096               202,146
        35                     70,000                     97,094                   178,679               295,827
        40                     80,000                    126,281                   258,040               427,219


[Without IRA--investment of $1,208 ($2,000 less 39.6%) earning 4.23% (7% less 39.6%)]
[With IRA--No Deduction--investment of $1,208 ($2,000 less 39.6%) earning 7%]



   * For tax years beginning after 1992, a 36% tax rate applies to all taxable income in excess of the maximum dollar amounts subject to the 31% tax rate. In addition, a 10% surtax (not applicable to capital gains) applies to certain high-income taxpayers. It is computed by applying a 39.6% rate to taxable income in excess of $271,050. The above tables do not reflect the personal exemption phaseout nor the limitations of itemized deductions that may apply.





                               $2,000 SINGLE INVESTMENT AT A RETURN OF 10% COMPOUNDED ANNUALLY

                TAXABLE -         TAXABLE -          TAXABLE -         TAXABLE -         TAXABLE -            TAX
YEARS             39.6%*              36%*              31%               28%               15%            DEFERRED
------------------------------------------------------------------------------------------------------------------------------------

 10              $ 3,595           $ 3,719            $ 3,898           $ 4,008           $ 4,522          $  5,187
 15                4,820             5,072              5,441             5,675             6,799             8,354
 20                6,463             6,916              7,596             8,034            10,224            13,455
 30               11,618            12,861             14,803            16,102            23,117            34,899
 40               20,884            23,916             28,849            32,272            52,266            90,519


                               $2,000 INVESTED ANNUALLY AT A RETURN OF 10% COMPOUNDED ANNUALLY

                TAXABLE -         TAXABLE -          TAXABLE -         TAXABLE -         TAXABLE -            TAX
YEARS             39.6%*              36%*              31%               28%               15%            DEFERRED
------------------------------------------------------------------------------------------------------------------------------------

 10             $ 28,006          $ 28,581           $ 29,400          $ 29,904          $ 32,192          $ 35,062
 15               49,514            51,067             53,314            54,714            61,264            69,899
 20               78,351            81,731             86,697            89,838           104,978           126,005
 30              168,852           180,566            198,360           209,960           269,546           361,887
 40              331,537           364,360            415,973           450,711           641,631           973,704



* For tax years beginning after 1992, a 36% tax rate applies to all taxable income in excess of the maximum dollar amounts subject to the 31% tax rate. In addition, a 10% surtax (not applicable to capital gains) applies to certain high-income taxpayers. It is computed by applying a 39.6% rate to taxable income in excess of $271,050. The above tables do not reflect the personal exemption phaseout nor the limitations of itemized deductions that may apply.


                                $2,000 SINGLE INVESTMENT AT A RETURN OF 7% COMPOUNDED MONTHLY


                TAXABLE -         TAXABLE -          TAXABLE -         TAXABLE -         TAXABLE -            TAX
YEARS             39.6%*              36%*              31%               28%               15%            DEFERRED
------------------------------------------------------------------------------------------------------------------------------------

 10             $  3,050          $  3,128            $ 3,239           $ 3,307           $ 3,621           $ 4,019
 15                3,767             3,911              4,121             4,253             4,872             5,698
 20                4,652             4,891              5,245             5,469             6,555             8,077
 30                7,094             7,650              8,493             9,043            11,867            16,233
 40               10,820            11,963             13,753            14,953            21,483            32,623


                                $2,000 INVESTED ANNUALLY AT A RETURN OF 7% COMPOUNDED MONTHLY


                TAXABLE -         TAXABLE -          TAXABLE -         TAXABLE -         TAXABLE -            TAX
YEARS             39.6%*              36%*              31%               28%               15%            DEFERRED
------------------------------------------------------------------------------------------------------------------------------------

 10            $  25,411         $  25,788           $ 26,322          $ 26,649          $ 28,125          $ 29,953
 15               42,752            43,708             45,079            45,927            49,833            54,851
 20               64,166            66,117             68,947            70,716            79,042            90,148
 30              123,271           129,187            137,973           143,581           171,220           211,120
 40              213,412           227,820            249,750           264,078           338,096           454,233



* For tax years beginning after 1992, a 36% tax rate applies to all taxable income in excess of the maximum dollar amounts subject to the 31% tax rate. In addition, a 10% surtax (not applicable to capital gains) applies to certain high-income taxpayers. It is computed by applying a 39.6% rate to taxable income in excess of $271,050. The above tables do not reflect the personal exemption phaseout nor the limitations of itemized deductions that may apply.

THE VALUE OF STARTING YOUR IRA EARLY

         The following illustrates how much more you would have contributing $2,000 each January--the earliest opportunity--compared to contributing on April 15th of the following year--the latest, for each tax year.

                  After              5 years         $3,528   more
                                    10 years         $6,113
                                    20 years         $17,228
                                    30 years         $47,295

         Compounded returns for the longest period of time is the key. The above illustration assumes a 10% rate of return and the reinvestment of all proceeds.

         And it pays to shop around. If you get just 2% more per year, it can make a big difference when you retire. A constant 8% versus 10% return, compounded monthly, illustrates the point. This chart is based on a yearly investment of $2,000 on January 1. After 30 years the difference can mean as much as 50% more!

                                    8% Return          10% Return
                                    ---------          ----------

                     10 years         $31,291             $35,602
                     30 years        $244,692            $361,887

         The statistical exhibits above are for illustration purposes only and do not reflect the actual performance for any Fund either in the past or in the future.

APPENDIX B - THE EQUITY MARKET

The Company Life Cycle
         Traditional business theory contends that a typical company progresses through basically four stages of development, keyed closely to a firm's sales. Often an equity mutual fund will focus on companies in a certain development phase.
         1. Emerging Growth--a period of experimentation in which the company builds awareness of a new product or firm.
         2. Accelerated Development--a period of rapid growth with potentially high profitability and acceptance of the product.
         3. Maturing Phase--a period of diminished real growth due to dependence on replacement or sustained product demand.
         4. Cyclical Stage--a period in which a company faces a potential saturation of demand for its product. At this point, a firm either diversifies or becomes obsolete.

                        Hypothetical Corporate Life Cycle


                              (Chart included here)

      Hypothetical Corporate Life Cycle Chart shows in a line illustration, the stages that a typical company would go through, beginning with the emerging state where sales growth continues at a steep pace to the mature phase where growth levels off to the cyclical stage where sales show more definitive highs and lows.


















         The above chart illustrates the path traditionally followed by companies that successfully survive the growth sequence.

                                             Form N-1A
                                             File No. 33-67490
                                             Delaware Group Adviser Funds, Inc.



                                     PART C

                                Other Information


Item 24.       Financial Statements and Exhibits

               (a)  Financial Statements:

                    Part A      -   Financial Highlights

                   *Part B      -   Statements of Net Assets
                                    Statements of Operations
                                    Statements of Changes in Net Assets
                                    Notes to Financial Statements
                                    Financial Highlights
                                    Report of Independent Accounts

               * The financial statements and Accountant's Report listed above relating to the Enterprise Fund, the U.S. Growth Fund, the World Growth Fund, the New Pacific Fund, the Federal Bond Fund and the Corporate Income Fund are incorporated by reference into Part B from the Registrant's Annual Report for the fiscal year ended October 31, 1995.

               (b)    Exhibits:

                 (1) Articles of Incorporation. Articles of Incorporation, as amended and supplemented to date attached as Exhibit.

                 (2)  By-Laws. By-Laws, as amended to date, attached as Exhibit.

                 (3)  Voting Trust Agreement. Inapplicable.

PART C - Other Information
(Continued)
                                             Form N-1A
                                             File No. 33-67490
                                             Delaware Group Adviser Funds, Inc.



                 (4)  Copies of all Instruments Defining the Rights of Holders.


                      (a) Articles of Incorporation. Article IV of Articles of Incorporation (August 12, 1993) attached in
                           Exhibit 24(b)(1).

                      (b)  By-Laws. Article I and Article IV attached in
                           Exhibit 24(b)(2).

                 (5)  Investment Management and Sub-Advisory Agreements.

                      (a) Executed Investment Management Agreement between Delaware Management Company, Inc. and Delaware Group Adviser Funds, Inc. on behalf of Enterprise Fund (May 6, 1996) attached as Exhibit.

                      (b) Executed Investment Management Agreement between Delaware Management Company, Inc. and Delaware Group Adviser Funds, Inc. on behalf of U.S. Growth Fund (May 6, 1996) attached as Exhibit.

                      (c) Executed Investment Management Agreement between Delaware Management Company, Inc. and Delaware Group Adviser Funds, Inc. on behalf of World Growth Fund (May 6, 1996) attached as Exhibit.

                      (d) Executed Investment Management Agreement between Delaware Management Company, Inc. and Delaware Group Adviser Funds, Inc. on behalf of New Pacific Fund (May 6, 1996) attached as Exhibit.

                      (e) Executed Investment Management Agreement between Delaware Management Company, Inc. and Delaware Group Adviser Funds, Inc. on behalf of Federal Bond Fund (May 6, 1996) attached as Exhibit.

                      (f) Executed Investment Management Agreement between Delaware Management Company, Inc. and Delaware Group Adviser Funds, Inc. on behalf of Corporate Income Fund (May 6, 1996) attached as Exhibit.

                      (g) Executed Sub-Advisory Agreement between Delaware Management Company, Inc. and Lynch & Mayer, Inc. on behalf of Enterprise Fund (May 6, 1996) attached as Exhibit.

                      (h) Executed Sub-Advisory Agreement between Delaware Management Company, Inc. and Lynch & Mayer, Inc. on behalf of U.S. Growth Fund (May 6, 1996) attached as Exhibit.

PART C - Other Information                  Form N-1A
(Continued)                                 File No. 33-67490
                                            Delaware Group Adviser Funds, Inc.



                      (i) Executed Sub-Advisory Agreement between Delaware Management Company, Inc. and Walter Scott & Partners Limited on behalf of World Growth Fund (May 6, 1996) attached as Exhibit.

                      (j) Executed Sub-Advisory Agreement between Delaware Management Company, Inc. and John Govett & Company Limited on behalf of New Pacific Fund (May 6, 1996) attached as Exhibit.

                      (k) Executed Sub-Advisory Agreement between Delaware Management Company, Inc. and Lincoln Investment Management, Inc. on behalf of Federal Bond Fund (May 6, 1996) attached as Exhibit.

                      (l) Executed Sub-Advisory Agreement between Delaware Management Company, Inc. and Lincoln Investment Management, Inc. on behalf of Corporate Income Fund (May 6, 1996) attached as Exhibit.

                 (6)  (a)  Distribution Agreements. Executed Distribution
                           Agreements between Delaware Distributors, L.P. and the Registrant on behalf of each Class (September 25, 1995) incorporated into this filing by reference to Post-Effective Amendment No. 4 filed February 28, 1996.

                      (b) Administration and Service Agreement. Administration and Service Agreement (as amended November 1995) incorporated into this filing by reference to Post-Effective Amendment No. 5 filed March 12, 1996.

                      (c) Dealer's Agreement. Dealer's Agreement (as amended November 1995) incorporated into this filing by reference to Post-Effective Amendment No. 5 filed March 12, 1996.

                      (d) Mutual Fund Agreement for the Delaware Group of Funds (as amended November 1995) incorporated into this filing by reference to Post-Effective Amendment No.
                           5 filed March 12, 1996.

                 (7)  Bonus, Profit Sharing, Pension Contracts.

                      (a) Amended and Restated Profit Sharing Plan (November 17, 1994) incorporated into this filing by reference to Post-Effective Amendment No. 5 filed March 12, 1996.

                      (b) Amendment to Profit Sharing Plan (December 21, 1995) incorporated into this filing by reference to Post-Effective Amendment No. 5 filed March 12, 1996.

PART C - Other Information                  Form N-1A
(Continued)                                 File No. 33-67490
                                            Delaware Group Adviser Funds, Inc.






                 (8)  Custodian Agreements.

                      (a) Executed Custodian Agreement (Module) (May 1996)
                          between The Chase Manhattan Bank and the Registrant included as Module.

                      (b) Form of Securities Lending Agreement (May 1996)
                          between The Chase Manhattan Bank and the Registrant attached as Exhibit.


                 (9)  Other Material Contracts.

                      (a) Shareholders Services Agreement (September 25, 1995)
                          between Delaware Service Company, Inc. and the Registrant incorporated into this filing by reference Post-Effective Amendment No. 4 filed February 28, 1996.

                      (b) Executed Fund Accounting Agreement (August 19, 1996)
                          between Delaware Service Company, Inc. and the Registrant attached as Exhibit.

                            (i) Executed Amendment No. 1 (September 30, 1996) to Schedule A to Delaware Group of Funds Fund Accounting Agreement attached as Exhibit.

                            (ii) Executed Amendment No. 2 (November 29, 1996) to Schedule A to Delaware Group of Funds Fund Accounting Agreement attached as Exhibit.

                            (iii) Executed Amendment No. 3 (December 27, 1996)
                                  to Schedule A to Delaware Group of Funds Fund Accounting Agreement attached as Exhibit.

                            (iv) Executed Amendment No. 4 (February 24, 1997) to Schedule A to Delaware Group of Funds Fund Accounting Agreement attached as Exhibit.

                (10) Opinion of Counsel. Filed with letter relating to Rule 24f-2 Notice on December 30, 1996.

                (11)      Consent of Auditors.  Attached as Exhibit.

                (12)      Inapplicable.

                (13)      Inapplicable.

                (14)      Model Plans.  To be filed by Post-Effective Amendment.

                (15) Plans under Rule 12b-1. Plans under Rule 12b-1 for each Class of each Fund (September 25, 1995) incorporated into this filing by reference to Post-Effective Amendment No. 4 filed February 28, 1996.

                (16) Schedules of Computation for each Performance Quotation. Attached as Exhibit.

                (17)      Financial Data Schedules.  Attached as Exhibit.


                (18)      Inapplicable.

                (19)      Other: Directors' Power of Attorney. Attached as
                          Exhibit.


Item 25.       Persons Controlled by or under Common Control with Registrant.
               None.

PART C - Other Information                  Form N-1A
(Continued)                                 File No. 33-67490
                                            Delaware Group Adviser Funds, Inc.



Item 26.       Number of Holders of Securities.

            (1)                                                (2)

                                                        Number of
    Title of Class                                      Record Holders
    --------------                                      --------------

    Delaware Group Adviser Funds, Inc.'s
    Enterprise Fund:

    Enterprise Fund                                     1,277 Accounts as of
    (Class A Shares)                                    January 31, 1997

    Enterprise Fund                                     417 Accounts as of
    (Class B Shares)                                    January 31, 1997

    Enterprise Fund                                     26 Accounts as of
    (Class C Shares)                                    January 31, 1997

    Enterprise Fund                                     5 Accounts as of
    (Institutional Class)                               January 31, 1997

    Delaware Group Adviser Funds, Inc.'s
    U.S. Growth Fund:

    U.S. Growth Fund                                    690 Accounts as of
    (Class A Shares)                                    January 31, 1997

    U.S. Growth Fund                                    179 Accounts as of
    (Class B Shares)                                    January 31, 1997

    U.S. Growth Fund                                    26 Accounts as of
    (Class C Shares)                                    January 31, 1997

    U.S. Growth Fund                                    4 Accounts as of
    (Institutional Class)                               January 31, 1997

PART C - Other Information                  Form N-1A
(Continued)                                 File No. 33-67490
                                            Delaware Group Adviser Funds, Inc.




                                                        Number of
    Title of Class                                      Record Holders
    --------------                                      --------------

    Delaware Group Adviser Funds, Inc.'s
    World Growth Fund:

    World Growth Fund                                  829 Accounts as of
    (Class A Shares)                                   January 31, 1997

    World Growth Fund                                  230 Accounts as of
    (Class B Shares)                                   January 31, 1997

    World Growth Fund                                  31 Accounts as of
    (Class C Shares)                                   January 31, 1997

    World Growth Fund                                  6 Accounts as of
    (Institutional Class)                              January 31, 1997

    Delaware Group Adviser Funds, Inc.'s
    New Pacific Fund:

    New Pacific Fund                                   688 Accounts as of
    (Class A Shares)                                   January 31, 1997

    New Pacific Fund                                   151 Accounts as of
    (Class B Shares)                                   January 31, 1997

    New Pacific Fund                                   20 Accounts as of
    (Class C Shares)                                   January 31, 1997

    New Pacific Fund                                   6 Accounts as of
    (Institutional Class)                              January 31, 1997

    Delaware Group Adviser Funds, Inc.'s
    Federal Bond Fund:

    Federal Bond Fund                                  76 Accounts as of
    (Class A Shares)                                   January 31, 1997

    Federal Bond Fund                                  26 Accounts as of
    (Class B Shares)                                   January 31, 1997

PART C - Other Information                  Form N-1A
(Continued)                                 File No. 33-67490
                                            Delaware Group Adviser Funds, Inc.



                                                        Number of
    Title of Class                                      Record Holders
    --------------                                      --------------

 Federal Bond Fund                                      4 Accounts as of
 (Class C Shares)                                       January 31, 1997

 Federal Bond Fund                                      6 Accounts as of
 (Institutional Class)                                  January 31, 1997

 Delaware Group Adviser Funds, Inc.'s
 Corporate Income Fund:

 Corporate Income Fund                                  279 Accounts as of
 (Class A Shares)                                       January 31, 1997

 Corporate Income Fund                                  61 Accounts as of
 (Class B Shares)                                       January 31, 1997

 Corporate Income Fund                                  11 Accounts as of
 (Class C Shares)                                       January 31, 1997

 Corporate Income Fund                                  5 Accounts as of
 (Institutional Class)                                  January 31, 1997

Item 27. Indemnification. Incorporated into this filing by reference to Post-Effective Amendment No. 6 filed May 2, 1996.

PART C - Other Information                  Form N-1A
(Continued)                                 File No. 33-67490
                                            Delaware Group Adviser Funds, Inc.





Item 28(a).    Business and Other Connections of Investment Adviser.

               Delaware Management Company, Inc. (the "Manager") serves as investment manager to the Registrant and also serves as investment manager or sub-adviser to certain of the other funds in the Delaware Group (Delaware Group Trend Fund, Delaware Group Equity Funds I, Inc., Delaware Group Equity Funds II, Inc., Delaware Group Equity Funds IV, Inc., Delaware Group Equity Funds V, Inc., Delaware Group Income Funds, Inc., Delaware Group Government Fund, Inc., Delaware Group Limited-Term Government Funds, Inc., Delaware Group Cash Reserve, Inc., Delaware Group Tax-Free Fund, Inc., DMC Tax-Free Income Trust-Pennsylvania, Delaware Group Tax-Free Money Fund, Inc., Delaware Group Premium Fund, Inc., Delaware Group Global & International Funds, Inc., Delaware Pooled Trust, Inc., Delaware Group Dividend and Income Fund, Inc. and Delaware Group Global Dividend and Income Fund, Inc.) and provides investment advisory services to institutional accounts, primarily retirement plans and endowment funds. In addition, certain directors of the Manager also serve as directors/trustees of the other Delaware Group funds, and certain officers are also officers of these other funds. A company indirectly owned by the Manager's parent company acts as principal underwriter to the mutual funds in the Delaware Group (see Item 29 below) and another such company acts as the shareholder servicing, dividend disbursing, accounting services and transfer agent for all of the mutual funds in the Delaware Group.

               The following persons serving as directors or officers of the Manager have held the following positions during the past two years:



Name and Principal                  Positions and Offices with the Manager and its
Business Address*                   Affiliates and Other Positions and Offices Held
-----------------                   -----------------------------------------------

Wayne A. Stork                      Chairman of the Board, President, Chief Executive Officer, Chief Investment
                                    Officer and Director of Delaware Management Company, Inc.; President, Chief
                                    Executive Officer, Chairman of the Board and Director of the Registrant and,
                                    with the exception of Delaware Pooled Trust, Inc., each of the other funds in the
                                    Delaware Group, Delaware Management Holdings, Inc., DMH Corp., Delaware
                                    International Holdings Ltd. and Founders Holdings, Inc.; Chairman of the Board
                                    and Director of Delaware Pooled Trust, Inc., Delaware Distributors, Inc. and
                                    Delaware Capital Management, Inc.; Chairman, Chief Executive Officer and
                                    Director of Delaware International Advisers Ltd.; and Director of Delaware
                                    Service Company, Inc. and Delaware Investment & Retirement Services, Inc.


*Business address of each is 1818 Market Street, Philadelphia, PA 19103.

PART C - Other Information                  Form N-1A
(Continued)                                 File No. 33-67490
                                            Delaware Group Adviser Funds, Inc.



Name and Principal                  Positions and Offices with the Manager and its
Business Address*                   Affiliates and Other Positions and Offices Held
-----------------                   -----------------------------------------------
Winthrop S. Jessup                  Executive Vice President and Director of Delaware Management Company,
                                    Inc., DMH Corp., Delaware International Holdings Ltd. and Founders Holdings,
                                    Inc.; Executive Vice President of the Registrant and, with the exception of
                                    Delaware Pooled Trust, Inc., each of the other funds in the Delaware Group and
                                    Delaware Management Holdings, Inc.; President and Chief Executive Officer of
                                    Delaware Pooled Trust, Inc.; Vice Chairman of Delaware Distributors, L.P.;
                                    Vice Chairman and Director of Delaware Distributors, Inc.; Director of
                                    Delaware Service Company, Inc., Delaware Management Trust Company,
                                    Delaware International Advisers Ltd. and Delaware Investment & Retirement
                                    Services, Inc.; and President and Director of Delaware Capital Management,
                                    Inc.

                                    Board Member of Glen Lincoln Inc. since 1985, Frazer, PA.

Richard G. Unruh, Jr.               Executive Vice President and Director of Delaware Management Company,
                                    Inc.; Executive Vice President of the Registrant and each of the other funds in the Delaware Group; Senior Vice President of Delaware Management Holdings,
                                    Inc. and Delaware Capital Management, Inc.; and Director of Delaware
                                    International Advisers Ltd.

                                    Board of Directors, Chairman of Finance Committee, Keystone Insurance Company
                                    since 1989, 2040 Market Street, Philadelphia, PA; Board of Directors, Chairman
                                    of Finance Committee, AAA Mid Atlantic, Inc. since 1989, 2040 Market Street,
                                    Philadelphia, PA; Board of Directors, Metron, Inc. since 1995, 11911 Freedom
                                    Drive, Reston, VA.

Paul E. Suckow                      Executive Vice President/Chief Investment Officer, Fixed Income of Delaware
                                    Management Company, Inc., the Registrant and each of the other funds in the
                                    Delaware Group; Executive Vice President and Director of Founders Holdings,
                                    Inc.; Senior Vice President/Chief Investment Officer, Fixed Income of Delaware
                                    Management Holdings, Inc.; Senior Vice President of Delaware Capital
                                    Management, Inc.; and Director of Founders CBO Corporation

                                    Director, HYPPCO Finance Company Ltd.




*Business address of each is 1818 Market Street, Philadelphia, PA 19103.

PART C - Other Information                  Form N-1A
(Continued)                                 File No. 33-67490
                                            Delaware Group Adviser Funds, Inc.



Name and Principal                  Positions and Offices with the Manager and its
Business Address*                   Affiliates and Other Positions and Offices Held
-----------------                   -----------------------------------------------
David K. Downes                     Executive Vice President, Chief Operating Officer and Chief
                                    Financial Officer of Delaware Management Company, Inc.; Senior
                                    Vice President, Chief Administrative Officer and Chief Financial
                                    Officer of the Registrant and each of the other funds in the
                                    Delaware Group; Chairman and Director of Delaware Management
                                    Trust Company; Executive Vice President, Chief Operating Officer
                                    and Chief Financial Officer of Delaware Management Holdings,
                                    Inc.; Executive Vice President, Chief Operating Officer, Chief
                                    Financial Officer and Director of DMH Corp., Delaware
                                    Distributors, Inc. and Founders Holdings, Inc.;  President, Chief
                                    Executive Officer, Chief Financial Officer and Director of
                                    Delaware Service Company, Inc.; Executive Vice President, Chief
                                    Operating Officer, Chief Financial Officer and Director of
                                    Delaware International Holdings Ltd.; Executive Vice President,
                                    Chief Financial Officer and Chief Operating Officer of Delaware
                                    Capital Management, Inc.; Chairman and Director of Delaware
                                    Investment & Retirement Services, Inc.;  Director of Delaware
                                    International Advisers Ltd.; and Senior Vice President, Chief
                                    Administrative Officer and Chief Financial Officer of Delaware
                                    Distributors, L.P.


                                    Chief Executive Officer, and Director of Forewarn, Inc. since
                                    1993, 8 Clayton Place, Newtown Square, PA


George M. Chamberlain, Jr.          Senior Vice President, Secretary and Director of Delaware
                                    Management Company, Inc., DMH Corp., Delaware Distributors,
                                    Inc., Delaware Service Company, Inc., Founders Holdings, Inc.,
                                    Delaware Capital Management, Inc. and Delaware Investment &
                                    Retirement Services, Inc.; Senior Vice President and Secretary of
                                    the Registrant, each of the other funds in the Delaware Group,
                                    Delaware Distributors, L.P. and Delaware Management Holdings,
                                    Inc.; Executive Vice President, Secretary and Director of Delaware
                                    Management Trust Company; Secretary and Director of Delaware
                                    International Holdings Ltd.; and Director of Delaware International
                                    Advisers Ltd.




*Business address of each is 1818 Market Street, Philadelphia, PA 19103.

PART C - Other Information                  Form N-1A
(Continued)                                 File No. 33-67490
                                            Delaware Group Adviser Funds, Inc.




Name and Principal                  Positions and Offices with the Manager and its
Business Address*                   Affiliates and Other Positions and Offices Held
-----------------                   -----------------------------------------------
Richard J. Flannery                 Senior Vice President/Corporate & International Affairs of
                                    Delaware Management Company, Inc., Delaware Management
                                    Holdings, Inc., DMH Corp., Delaware Distributors, L.P., Delaware
                                    Distributors, Inc.,  Delaware Management Trust Company,
                                    Founders CBO Corporation and Delaware Capital Management,
                                    Inc.; Vice President of the Registrant and each of the other funds in the Delaware Group; Senior Vice President/Corporate &
                                    International Affairs and Director of Founders Holdings, Inc. and
                                    Delaware International Holdings Ltd.; Managing
                                    Director/Corporate & Tax Affairs of Delaware Service Company,
                                    Inc. and Delaware Investment & Retirement Services, Inc.; and
                                    Director of Delaware International Advisers Ltd.

                                    Director of HYPPCO Finance Company, Ltd.

                                    Limited Partner of Stonewall Links, L.P. since 1991, Bulltown Rd.,
                                    Elverton, PA; Director and Member of Executive Committee of
                                    Stonewall Links, Inc. since 1991, Bulltown Rd., Elverton, PA

Michael P. Bishof(1)                Senior Vice President of Delaware Management Company, Inc.;
                                    Vice President and Treasurer of the Registrant, each of the other funds in the Delaware Group, Delaware Distributors, L.P. and
                                    Delaware Service Company, Inc.; Senior Vice President/Treasurer
                                    of Delaware Distributors, Inc. and Founders Holdings, Inc.;
                                    Assistant Treasurer of Founders CBO Corporation; and Vice
                                    President and Manager of Investment Accounting of Delaware
                                    International Holdings Ltd.

Joseph H. Hastings                  Senior Vice President/Corporate Controller and Treasurer of
                                    Delaware Management Company, Inc., Delaware Management
                                    Holdings, Inc. and DMH Corp.;  Senior Vice President/Corporate
                                    Controller of Founders Holdings, Inc.;  Senior Vice
                                    President/Treasurer of Delaware Distributors, Inc.; Vice
                                    President/Corporate Controller of the Registrant, each of the other funds in the Delaware Group, Delaware Distributors, L.P.,
                                    Delaware Service Company, Inc. and Delaware International
                                    Holdings Ltd.; Vice President/Treasurer of Delaware Capital
                                    Management, Inc.; Executive Vice President, Chief Financial
                                    Officer and Treasurer of Delaware Management Trust Company;
                                    Chief Financial Officer and Treasurer of Delaware Investment &
                                    Retirement Services, Inc.; and Assistant Treasurer of Founders
                                    CBO Corporation

*Business address of each is 1818 Market Street, Philadelphia, PA 19103.

PART C - Other Information                  Form N-1A
(Continued)                                 File No. 33-67490
                                            Delaware Group Adviser Funds, Inc.



Name and Principal                  Positions and Offices with the Manager and its
Business Address*                   Affiliates and Other Positions and Offices Held
-----------------                   -----------------------------------------------
Douglas L. Anderson                 Senior Vice President/Operations of Delaware Management
                                    Company, Inc.; Vice President/Operations of Delaware Investment
                                    & Retirement Services, Inc. and Delaware Service Company, Inc.;
                                    and Vice President/Operations and Director of Delaware
                                    Management Trust Company

Michael T. Taggart                  Senior Vice President/Facilities Management and Administrative
                                    Services of Delaware Management Company, Inc.

Eric E. Miller                      Vice President and Assistant Secretary of Delaware Management
                                    Company, Inc., the Registrant, each of the other funds in the
                                    Delaware Group, Delaware Management Holdings, Inc., DMH
                                    Corp., Delaware Distributors, L.P., Delaware Distributors Inc.,
                                    Delaware Service Company, Inc., Delaware Management Trust
                                    Company, Founders Holdings, Inc., Delaware Capital
                                    Management, Inc. and Delaware Investment & Retirement
                                    Services, Inc.

Richelle S. Maestro                 Vice President and Assistant Secretary of Delaware Management
                                    Company, Inc., the Registrant, each of the other funds in the
                                    Delaware Group, Delaware Management Holdings, Inc., Delaware
                                    Distributors, L.P., Delaware Distributors, Inc., Delaware Service
                                    Company, Inc., DMH Corp., Delaware Management Trust
                                    Company, Delaware Capital Management, Inc., Delaware
                                    Investment & Retirement Services, Inc. and Founders Holdings,
                                    Inc.; Secretary of Founders CBO Corporation; and Assistant
                                    Secretary of Delaware International Holdings Ltd.

                                    Partner of Tri-R Associates since 1989, 10001 Sandmeyer Ln.,
                                    Philadelphia, PA

Richard Salus(2)                    Vice President/Assistant Controller of Delaware Management
                                    Company, Inc.; and Vice President of Delaware Management Trust
                                    Company.

Bruce A. Ulmer                      Vice President/Director of Internal Audit of Delaware Management
                                    Company, Inc., the Registrant, each of the other funds in the
                                    Delaware Group, Delaware Management Holdings, Inc., DMH
                                    Corp. and Delaware Management Trust Company; and Vice
                                    President/Internal Audit of Delaware Investment & Retirement
                                    Services, Inc.

*Business address of each is 1818 Market Street, Philadelphia, PA 19103.

PART C - Other Information                  Form N-1A
(Continued)                                 File No. 33-67490
                                            Delaware Group Adviser Funds, Inc.




Name and Principal                  Positions and Offices with the Manager and its
Business Address*                   Affiliates and Other Positions and Offices Held
-----------------                   -----------------------------------------------
Steven T. Lampe(3)                  Vice President/Taxation of Delaware Management Company, Inc.,
                                    the Registrant, each of the other funds in the Delaware Group,
                                    Delaware Management Holdings, Inc., DMH Corp., Delaware
                                    Distributors, L.P., Delaware Distributors, Inc., Delaware Service
                                    Company, Inc., Delaware Management Trust Company, Founders
                                    Holdings, Inc., Founders CBO Corporation, Delaware Capital
                                    Management, Inc. and Delaware Investment & Retirement
                                    Services, Inc.

Lisa O. Brinkley                    Vice President/Compliance of Delaware Management Company,
                                    Inc., the Registrant, each of the other funds in the Delaware Group,
                                    DMH Corp., Delaware Distributors, L.P., Delaware Distributors,
                                    Inc., Delaware Service Company, Inc., Delaware Management
                                    Trust Company, Delaware Capital Management, Inc. and Delaware
                                    Investment & Retirement Services, Inc.

Rosemary E. Milner                  Vice President/Legal of Delaware Management Company, Inc., the
                                    Registrant, each of the other funds in the Delaware Group,
                                    Delaware Distributors, L.P. and Delaware Distributors, Inc.

Gerald T. Nichols                   Vice President/Senior Portfolio Manager of Delaware Management
                                    Company, Inc., each of the tax-exempt funds, the fixed income funds and the closed-end funds in the Delaware Group (excluding the Registrant); Vice President of Founders Holdings, Inc.; and
                                    Treasurer, Assistant Secretary and Director of Founders CBO
                                    Corporation

Gary A. Reed                        Vice President/Senior Portfolio Manager of Delaware Management Company, Inc.,
                                    each of the tax-exempt funds and the fixed income funds in the Delaware Group
                                    (excluding the Registrant) and Delaware Capital Management Counselors, Inc.


*Business address of each is 1818 Market Street, Philadelphia, PA 19103.

PART C - Other Information                  Form N-1A
(Continued)                                 File No. 33-67490
                                            Delaware Group Adviser Funds, Inc.



Name and Principal                  Positions and Offices with the Manager and its
Business Address*                   Affiliates and Other Positions and Offices Held
-----------------                   -----------------------------------------------
Paul A. Matlack                     Vice President/Senior Portfolio Manager of Delaware Management Company, Inc.,
                                    each of the tax-exempt funds, the fixed income funds and the closed-end funds in the Delaware Group (excluding the Registrant); Vice President of Founders
                                    Holdings, Inc.; and Secretary and Director of Founders CBO Corporation

Patrick P. Coyne                    Vice President/Senior Portfolio Manager of Delaware Management Company, Inc.,
                                    each of the tax-exempt funds and the fixed income funds in the Delaware Group
                                    (excluding the Registrant) and Delaware Capital Management, Inc.

Roger A. Early                      Vice President/Senior Portfolio Manager of Delaware Management Company, Inc.,
                                    each of the tax-exempt funds and the fixed income funds in the Delaware Group
                                    (excluding the Registrant)

Mitchell L. Conery(4)               Vice President/Senior Portfolio Manager of Delaware Management Company, Inc.
                                    and each of the tax-exempt and fixed income funds in the Delaware Group
                                    (excluding the Registrant)

Edward N. Antoian                   Vice President/Senior Portfolio Manager of Delaware Management Company, Inc.,
                                    each of the equity funds in the Delaware Group (excluding the Registrant) and
                                    Delaware Capital Management, Inc.

                                    Director of HR Easy since 1996, 6407 Idlewild Road, Suite 100, Charlotte, NC
                                    28212

George H. Burwell                   Vice President/Senior Portfolio Manager of Delaware Management Company, Inc.
                                    and each of the equity funds in the Delaware Group (excluding the Registrant)

John B. Fields                      Vice President/Senior Portfolio Manager of Delaware Management Company, Inc.,
                                    each of the equity funds in the Delaware Group (excluding the Registrant) and
                                    Delaware Capital Management, Inc.

David C. Dalrymple                  Vice President/Senior Portfolio Manager of Delaware Management Company, Inc.
                                    and each of the equity funds in the Delaware Group (excluding the Registrant)

Gerald S. Frey(5)                   Vice President/Senior Portfolio Manager of Delaware Management Company, Inc.
                                    and each of the equity funds in the Delaware Group (excluding the Registrant)

*Business address of each is 1818 Market Street, Philadelphia, PA 19103.

PART C - Other Information                  Form N-1A
(Continued)                                 File No. 33-67490
                                            Delaware Group Adviser Funds, Inc.





Name and Principal                  Positions and Offices with the Manager and its
Business Address*                   Affiliates and Other Positions and Offices Held
-----------------                   -----------------------------------------------
Faye P. Staples(6)                  Vice President/Human Resources of Delaware Management Company, Inc. and
                                    Delaware Distributors, Inc.; Senior Vice President/Human Resources of Delaware
                                    Distributors, L.P.; and Vice President/Director of Human Resources of Delaware
                                    Service Company, Inc.


1 VICE PRESIDENT/GLOBAL INVESTMENT MANAGEMENT OPERATIONS, Bankers Trust and VICE PRESIDENT, CS First Boston Investment Management prior to June 1995.
2    SENIOR MANAGER, Ernst & Young LLP prior to December 1996.
3    TAX MANAGER, Price Waterhouse prior to October 1995.
4 INVESTMENT OFFICER, Travelers Insurance prior to January 1997 and RESEARCH ANALYST, CS First Boston Investment Management prior to March 1995.
5    SENIOR DIRECTOR, Morgan Grenfell Capital Management prior to June 1996.
6    VICE PRESIDENT/HUMAN RESOURCES, Nova Care prior to September 1995.


*Business address of each is 1818 Market Street, Philadelphia, PA 19103.

PART C - Other Information                  Form N-1A
(Continued)                                 File No. 33-67490
                                            Delaware Group Adviser Funds, Inc.





Item 28(b).        Business and Other Connections of Sub-Investment Advisers

                   Lincoln Investment Management, Inc. ("LIM") serves as sub-investment adviser to Corporate Income Fund, Inc. and Federal Bond Fund, Inc. LIM serves as investment adviser to Lincoln National Convertible Securities Fund, Inc., Lincoln National Income Fund, Inc., Lincoln National Aggressive Growth Fund, Inc., Lincoln National Bond Fund, Inc., Lincoln National Capital Appreciation Fund, Inc., Lincoln National Equity-Income Fund, Inc., Lincoln National Global Asset Allocation Fund, Inc., Lincoln National Growth and Income Fund, Inc., Lincoln National International Fund, Inc., Lincoln National Managed Fund, Inc., Lincoln National Money Market Fund, Inc., Lincoln National Social Awareness Fund, Inc. and Lincoln National Special Opportunities Fund, Inc. and to other clients. LIM is registered with the Securities and Exchange Commission (the Commission) as an investment adviser and has acted as an investment adviser to investment companies for over 40 years.

                   The directors and officers of LIM are listed below.

Name and Principal                    Positions and Offices with Lincoln Investment Management Company,
Business Address                      Inc. and its Affiliates and Other Positions and Offices Held
----------------                      ------------------------------------------------------------

*H. Thomas McMeekin                   President and Director of Lincoln Investment Management, Inc.,
                                      Lincoln National Convertible Securities Fund, Inc. and Lincoln National
                                      Income Fund, Inc.; President, Chief Executive Officer and Director of Lincoln
                                      National Mezzanine Corporation; Executive Vice President (previously
                                      Senior Vice President) and Chief Investment Officer of Lincoln National
                                      Corporation; and Director of The Lincoln National Life Insurance Company,
                                      Lynch & Mayer, Inc. and Vantage Global Advisors, Inc.

*Dennis A. Blume                      Senior Vice President and Director of Lincoln Investment Management, Inc.
                                      and Lincoln National Realty Corporation; and Director of Lynch & Mayer,
                                      Inc. and Vantage Global Advisors, Inc.










  * Business address is 200 East Berry Street, Fort Wayne, IN 46802.

PART C - Other Information                  Form N-1A
(Continued)                                 File No. 33-67490
                                            Delaware Group Adviser Funds, Inc.




Name and Principal                    Positions and Offices with Lincoln Investment Management Company,
Business Address                      Inc. and its Affiliates and Other Positions and Offices Held
----------------                      ------------------------------------------------------------
*Steven R. Brody                      Director, Senior Vice President of Lincoln Investment Management, Inc.;
                                      Director and Vice President of Lincoln National Mezzanine Corporation;
                                      Vice President of The Lincoln National Life Insurance Company; Director of
                                      Lincoln National Realty Corporation; Treasurer of Lincoln National
                                      Convertible Securities Fund, Inc. and Lincoln National Income Fund, Inc.;
                                      and Assistant Treasurer of Lincoln Financial Group, Inc., Lincoln National
                                      Aggressive Growth Fund, Inc., Lincoln National Bond Fund, Inc., Lincoln
                                      National Capital Appreciation Fund, Inc., Lincoln National Equity-Income
                                      Fund, Inc., Lincoln National Global Asset Allocation Fund, Inc., Lincoln
                                      National Growth and Income Fund, Inc., Lincoln National Health & Casualty
                                      Insurance Company, Lincoln National International Fund, Inc., Lincoln
                                      National Life Reinsurance Company, Lincoln National Managed Fund, Inc.,
                                      Lincoln National Money Market Fund, Inc., Lincoln National Reassurance
                                      Company, Lincoln National Social Awareness Fund, Inc. and Lincoln
                                      National Special Opportunities Fund, Inc.

*Ann L. Warner                        Senior Vice President (previously Vice President) of Lincoln Investment
                                      Management, Inc.; Second Vice President of Lincoln Life & Annuity Company of
                                      New York; Director of Lincoln National Convertible Securities Fund, Inc.; and
                                      Director and Vice President of Lincoln National Income Fund, Inc.

*JoAnn E. Becker                      Vice President of Lincoln Investment Management, Inc. and The Lincoln
                                      National Life Insurance Company; and Director of LNC Equity Sales
                                      Corporation, The Richard Leahy Corporation and Professional Financial
                                      Planning, Inc.

*David A. Berry                       Vice President of Lincoln Investment Management, Inc., Lincoln National
                                      Convertible Securities Fund, Inc. and Lincoln National Income Fund, Inc.;
                                      and Second Vice President of Lincoln Life & Annuity Company of New York

*Anne E. Bookwalter                   Vice President (previously Second Vice President) of Lincoln
                                      Investment Management, Inc.; and Director of Professional Financial
                                      Planning, Inc.


*Business address is 200 East Berry Street, Fort Wayne, IN 46802.

PART C - Other Information                  Form N-1A
(Continued)                                 File No. 33-67490
                                            Delaware Group Adviser Funds, Inc.



Name and Principal                    Positions and Offices with Lincoln Investment Management Company,
Business Address                      Inc. and its Affiliates and Other Positions and Offices Held
----------------                      ------------------------------------------------------------
*Philip C. Byrde                      Vice President of Lincoln Investment Management, Inc.

*Patrick R. Chasey                    Vice President of Lincoln Investment Management, Inc.

*Garrett W. Cooper                    Vice President of Lincoln Investment Management, Inc.

*David C. Fischer                     Vice President of Lincoln Investment Management, Inc. and
                                      Lincoln National Income Fund, Inc.

*Luc N. Girard                        Vice President of Lincoln Investment Management, Inc. and The Lincoln
                                      National Life Insurance Company

*Donald P. Groover                    Vice President of Lincoln Investment Management, Inc.

                                      Previously Senior Economist/Senior Consultant, Chalke, Inc., Chantilly, VA

*William N. Holm, Jr.                 Vice President of Lincoln Investment Management, Inc.; and Vice President
                                      and Director of Lincoln National Mezzanine Corporation

*Jennifer C. Hom                      Vice President (previously Portfolio Manager) of Lincoln Investment
                                      Management, Inc.

*John A. Kellogg                      Vice President of Lincoln Investment Management, Inc. and Lincoln National
                                      Realty Corporation

*Timothy H. Kilfoil                   Vice President of Lincoln Investment Management, Inc.

*Lawrence T. Kissko                   Vice President of Lincoln Investment Management, Inc.; Vice President and
                                      Director Lincoln National Realty Corporation; and Vice President of The
                                      Lincoln National Life Insurance Company

*Walter M. Korinke                    Vice President of Lincoln Investment Management, Inc.

*Lawrence M. Lee                      Vice President of Lincoln Investment Management, Inc. and Lincoln National
                                      Realty Corporation


*Business address is 200 East Berry Street, Fort Wayne, IN 46802.

PART C - Other Information                  Form N-1A
(Continued)                                 File No. 33-67490
                                            Delaware Group Adviser Funds, Inc.





Name and Principal                    Positions and Offices with Lincoln Investment Management Company,
Business Address                      Inc. and its Affiliates and Other Positions and Offices Held
----------------                      ------------------------------------------------------------
*John David Moore                     Vice President of Lincoln Investment Management, Inc.

*Oliver H. G. Nichols                 Vice President of Lincoln Investment Management, Inc., The Lincoln
                                      National Life Insurance Company and Lincoln National Realty Corporation

*David C. Patch                       Vice President of Lincoln Investment Management, Inc.

*Joseph T. Pusateri                   Vice President of Lincoln Investment Management, Inc. and Lincoln National
                                      Realty Corporation

*Gregory E. Reed                      Vice President of Lincoln Investment Management, Inc.

*Bill L. Sanders                      Vice President of Lincoln Investment Management, Inc.; and Sales Vice
                                      President of The Lincoln National Life Insurance Company

*Milton W. Shuey                      Vice President of Lincoln Investment Management, Inc.

*Gerald M. Weiss                      Vice President of Lincoln Investment Management, Inc.

**Jon A. Boscia                       Director (previously President) of Lincoln Investment Management, Inc.;
                                      Director of Lincoln National Foundation, Inc., Lincoln Life & Annuity Company
                                      of New York and First Penn-Pacific Life Insurance Company; President, Chief
                                      Executive Officer and Director of The Lincoln National Life Insurance
                                      Company; and President of Lincoln Financial Group, Inc.











*Business address is 200 East Berry Street, Fort Wayne, IN 46802.
**Business address is 1300 S. Clinton Street, Fort Wayne, IN 46802.

PART C - Other Information                  Form N-1A
(Continued)                                 File No. 33-67490
                                            Delaware Group Adviser Funds, Inc.




Name and Principal                    Positions and Offices with Lincoln Investment Management Company,
Business Address                      Inc. and its Affiliates and Other Positions and Offices Held
----------------                      ------------------------------------------------------------
*Janet C. Whitney                     Vice President and Treasurer of Lincoln Investment Management, Inc., The
                                      Financial Alternative, Inc., Financial Alternative Resources, Inc., Financial
                                      Choices, Inc., Financial Investments, Inc., Financial Investment Services,
                                      Inc., The Financial Resources Department, Inc., Investment Alternatives, Inc.,
                                      The Investment Center, Inc., The Investment Group, Inc., LNC
                                      Administrative Services Corporation, LNC Equity Sales Corporation, The
                                      Richard Leahy Corporation, Lincoln National Aggressive Growth Fund, Inc.,
                                      Lincoln National Bond Fund, Inc., Lincoln National Capital Appreciation
                                      Fund, Inc., Lincoln National Equity-Income Fund, Inc., Lincoln National
                                      Global Assets Allocation Fund, Inc., Lincoln National Growth and Income
                                      Fund, Inc., Lincoln National Health & Casualty Insurance Company, Lincoln
                                      National Intermediaries, Inc., Lincoln National International Fund, Inc.,
                                      Lincoln National Managed Fund, Inc., Lincoln National Management
                                      Services, Inc., Lincoln National Mezzanine Corporation, Lincoln National
                                      Money Market Fund, Inc. Lincoln National Realty Corporation, Lincoln
                                      National Risk Management, Inc., Lincoln National Social Awareness Fund,
                                      Inc., Lincoln National Special Opportunities Fund, Inc., Lincoln National
                                      Structured Settlement, Inc., Personal Financial Resources, Inc., Personal
                                      Investment Services, Inc., Special Pooled Risk Administrators, Inc.,
                                      Underwriters & Management Services, Inc.; Vice President and Treasurer
                                      (previously Vice President and General Auditor) of Lincoln National
                                      Corporation; and Assistant Treasurer of First Penn-Pacific Life Insurance
                                      Company














*Business address is 200 East Berry Street, Fort Wayne, IN 46802.

PART C - Other Information                  Form N-1A
(Continued)                                 File No. 33-67490
                                            Delaware Group Adviser Funds, Inc.



Name and Principal                    Positions and Offices with Lincoln Investment Management Company,
Business Address                      Inc. and its Affiliates and Other Positions and Offices Held
----------------                      ------------------------------------------------------------
*C. Suzanne Womack                    Secretary of Lincoln Investment Management, Inc., Corporate Benefit
                                      Systems Services Corporation, The Financial Alternative, Inc., Financial
                                      Alternative Resources, Inc., Financial Choices, Inc., The Financial Resources
                                      Department, Inc., Financial Investment Services, Inc., Financial Investments,
                                      Inc., Insurance Services, Inc., Investment Alternatives, Inc., The Investment
                                      Center, Inc. (TN), The Investment Group, Inc., LNC Administrative Services
                                      Corporation, LNC Equity Sales Corporation, The Richard Leahy Corporation,
                                      Lincoln Life Improved Housing, Inc., Lincoln National (China) Inc., Lincoln
                                      National Convertible Securities Fund, Inc., Lincoln National Health &
                                      Casualty Insurance Company, Lincoln National Income Fund, Inc., Lincoln
                                      National Intermediaries, Inc., Lincoln National Life Reinsurance Company,
                                      Lincoln National Management Services, Inc., Lincoln National Mezzanine
                                      Corporation, Lincoln National Realty Corporation, Lincoln National
                                      Reassurance Company, Lincoln National Reinsurance Company (Barbados)
                                      Limited, Lincoln National Reinsurance Company Limited, Lincoln National
                                      Risk Management, Inc., Lincoln National Structured Settlement, Inc., Old
                                      Fort Insurance Company, Ltd., Personal Financial Resources, Inc., Personal
                                      Investment Services, Inc., Professional Financial Planning, Inc., Reliance Life
                                      Insurance Company of Pittsburgh, Special Pooled Risk Administrators, Inc.
                                      and Underwriters & Management Services, Inc.; Vice President, Secretary
                                      and Director of Lincoln National Foundation, Inc.; Secretary and Assistant
                                      Vice President of Lincoln National Corporation and The National Life
                                      Insurance Company; and Assistant Secretary of Lincoln National Aggressive
                                      Growth Fund, Inc., Lincoln National Bond Fund, Inc., Lincoln National
                                      Capital Appreciation Fund, Inc., Lincoln National Equity-Income Fund, Inc.,
                                      Lincoln National Global Asset Allocation Fund, Inc., Lincoln National
                                      Growth and Income Fund, Inc., Lincoln National International Fund, Inc.,
                                      Lincoln National Managed Fund, Inc., Lincoln National Money Market Fund,
                                      Inc., Lincoln National Social Awareness Fund, Inc., Lincoln National Special
                                      Opportunities Fund, Inc., Lincoln National Variable Annuity Funds A & B
                                      and Lincoln Life & Annuity Company of New York




*Business address is 200 East Berry Street, Fort Wayne, IN 46802.

PART C - Other Information                  Form N-1A
(Continued)                                 File No. 33-67490
                                            Delaware Group Adviser Funds, Inc.


      Lynch & Mayer, Inc. serves as sub-investment adviser to U.S. Growth Fund and Enterprise Fund. The directors and officers of Lynch & Mayer, Inc. are listed below. Unless otherwise indicated, the address of each person is 520 Madison Avenue, New York, New York 10022.

Name                          Positions and Offices with Lynch & Mayer, Inc.
----                          ----------------------------------------------

 Dennis P. Lynch                Chairman and Co-Chief Executive Officer and
                                 Director

 Eldon C. Mayer, Jr.            Vice Chairman and Director

 Edward J. Petner               President and Co-Chief Executive Officer and
                                 Director

*Dennis A. Blume                Director

*H. Thomas McMeekin             Director

 Laurence E. Ach                Senior Vice President

 Robert R. Coby                 Senior Vice President

 Dallas L. Corser               Senior Vice President

 Kevin P. Ferguson              Senior Vice President

 Francis J. Houghton, Jr.       Senior Vice President

 Howard M. Kaufman              Senior Vice President
                                 Treasurer and Secretary

 William A. Kissell             Senior Vice President

 John C. Levinson               Senior Vice President

 Bradley A. Roberts             Senior Vice President

 Michael F. Sassi               Senior Vice President

 Anthony A. Segalas             Senior Vice President

 W. Denman Zirkle               Senior Vice President

 Paul R. Ainslie                Vice President

 Philip C. Coburn               Vice President

 Billie Cook                    Vice President

 Katherine D. Elliott           Vice President

 Aiman N. Labib                 Vice President

 Enrique Lopez-Balboa           Vice President

 Thomas E. McGowan              Vice President

 Ron M. Panzier                 Vice President

 Kevin W. Putt                  Vice President

 Charles Rose                   Vice President

 Robert D. Schwartz             Vice President

 Rufus R. Winton                Vice President

 Armi D. Viti                   Vice President

 Brian S. Becher                Assistant Secretary

 James N. Westafer              Assistant Secretary


* Business address is 200 East Berry Street, Fort Wayne, IN 46802.

PART C - Other Information                  Form N-1A
(Continued)                                 File No. 33-67490
                                            Delaware Group Adviser Funds, Inc.

      Walter Scott & Partners Limited serves as sub-investment adviser to World Growth Fund. The directors and officers of Walter Scott & Partners Limited are listed below. Unless otherwise indicated, the address of each person is Millburn Tower, Gogar, Edinburgh, Scotland EH12 9BS.

Name                           Positions and Offices with Walter Scott & Partners Limited
----                           ----------------------------------------------------------

Dr. Walter G. Scott            Chairman and Managing Director

Dr. Kenneth J. Lyall           Director - Investments

John Clark                     Director - Investments

William D. Stroud Murray       Director - Investments

James D. Smith                 Director - Investments & Centralized Dealing

Marilyn R. Harrison            Director - Finance & Company Secretary


      John Govett & Co. Limited serves as sub-investment adviser to New Pacific Fund. The directors and officers of John Govett & Co. Limited, a majority owned indirect subsidiary of the AIB Group of Companies as of December 29, 1995, are listed below. Unless otherwise indicated, the address of each person is Shackleton House, 4 Battlebridge Lane, London, England SE1 2HR.


Name                           Positions and Offices with John Govett & Co. Limited
----                           ----------------------------------------------------


Andrew Barnett                 Director

Peter Cotgrove                 Director

Charles Fowler                 Joint Chairman

Peter Kysel                    Director



PART C - Other Information                  Form N-1A
(Continued)                                 File No. 33-67490
                                            Delaware Group Adviser Funds, Inc.




Name                           Positions and Offices with John Govett & Co. Limited
----                           ----------------------------------------------------

Caroline Lane                  Director

Brian Lee                      Managing Director Operations

Rachael Maunder                Director

Peter Moffatt                  Director

Rosemary Morgan                Director

Ian Morley                     Director

John Murray                    Director

Kevin Pakenham                 Joint Chairman and Chief Executive Officer

Peter Pejacsevich              Director and Chief Investment Officer

Peter Robson                   Director

Gareth Watts                   Director

Steve Wood                     Director

Andrew Yates                   Director

Colm Doherty                   Director

Patrick Cunneen                Director

Michael Wilson                 Director









Item 29.        Principal Underwriters.

               (a) Delaware Distributors, L.P. serves as principal underwriter for all the mutual funds in the Delaware Group.

               (b) Information with respect to each director, officer or partner of principal underwriter:


Name and Principal            Positions and Offices        Positions and Offices
Business Address*             with Underwriter             with Registrant
-----------------             ----------------             ---------------

Delaware Distributors, Inc.   General Partner              None


*Business address of each is 1818 Market Street, Philadelphia, PA 19103.

PART C - Other Information                  Form N-1A
(Continued)                                 File No. 33-67490
                                            Delaware Group Adviser Funds, Inc.



Name and Principal            Positions and Offices            Positions and Offices
Business Address*             with Underwriter                 with Registrant
-----------------             ----------------                 ---------------
Delaware Management
Company, Inc.                 Limited Partner                   Investment Manager

Delaware Capital
Management, Inc.              Limited Partner                   None

Winthrop S. Jessup            Vice Chairman                     Executive Vice President

Bruce Barton                  President and Chief               None
                              Executive Officer

David K. Downes               Senior Vice President and         Senior Vice
                              Chief Administrative              President/Chief
                              Officer/Chief Financial           Administrative
                              Officer                           Officer/Chief
                                                                Financial Officer

George M. Chamberlain, Jr.    Senior Vice President/            Senior Vice President/
                              Secretary                         Secretary

William F. Hostler            Senior Vice President/            None
                              Marketing Services

Dana B. Hall                  Senior Vice President/            None
                              Key Accounts

J. Chris Meyer                Senior Vice President/            None
                              Product Development

Richard J. Flannery           Senior Vice President/
                              Corporate & International         Vice President
                              Affairs

Eric E. Miller                Vice President/                   Vice President/
                              Assistant Secretary               Assistant Secretary


*Business address of each is 1818 Market Street, Philadelphia, PA 19103.

PART C - Other Information                  Form N-1A
(Continued)                                 File No. 33-67490
                                            Delaware Group Adviser Funds, Inc.




Name and Principal            Positions and Offices            Positions and Offices
Business Address*             with Underwriter                 with Registrant
-----------------             ----------------                 ---------------
Richelle S. Maestro           Vice President/                  Vice President/
                              Assistant Secretary              Assistant Secretary

Michael P. Bishof             Vice President/Treasurer         Vice President/Treasurer

Steven T. Lampe               Vice President/Taxation          Vice President/Taxation

Joseph H. Hastings            Vice President/                  Vice President/
                              Corporate Controller             Corporate Controller

Lisa O. Brinkley              Vice President/                  Vice President/
                              Compliance                       Compliance

Rosemary E. Milner            Vice President/Legal             Vice President/Legal

Susan J. Black                Vice President/                  None
                              Manager Key Accounts

Thomas P. Kennett             Vice President/Wholesaler        None

Daniel H. Carlson             Vice President/                  None
                              Marketing Manager

Diane M. Anderson             Vice President/                  None
                              Retirement Services

Denise F. Guerriere           Vice President/Client Services   None

Julia R. Vander Els           Vice President/                  None
                              Client Services

Jerome J. Alrutz              Vice President/                  None
                              Client Services

Joseph M. Barrett             Vice President/
                              Media Relations                  None

Joanne A. Mettenheimer        Vice President/                  None
                              National Accounts

Christopher H. Price          Vice President/Annuity           None
                              Marketing & Administration

*Business address of each is 1818 Market Street, Philadelphia, PA 19103.

PART C - Other Information                  Form N-1A
(Continued)                                 File No. 33-67490
                                            Delaware Group Adviser Funds, Inc.




Name and Principal            Positions and Offices            Positions and Offices
Business Address*             with Underwriter                 with Registrant
-----------------             ----------------                 ---------------
Steven J. DeAngelis           Vice President/                  None
                              Product Development

Susan T. Friestedt            Vice President/                  None
                              Customer Service

Dinah J. Huntoon              Vice President/                  None
                              Product Management

Soohee Lee                    Vice President/Fixed Income      None
                              Product Management

Ellen M. Krott                Vice President/                  None
                              Communications

Holly W. Riemel               Vice President/                  None
                              Telemarketing

Frank Albanese                Vice President/Wholesaler        None

Terrence L. Bussard           Vice President/Wholesaler        None

William S. Carroll            Vice President/Wholesaler        None

William S. Castetter          Vice President/Wholesaler        None

Thomas J. Chadie              Vice President/Wholesaler        None

Thomas C. Gallagher           Vice President/Wholesaler        None

Douglas R. Glennon            Vice President/Wholesaler        None

William M. Kimbrough          Vice President/Wholesaler        None

Mac McAuliffe                 Vice President/Wholesaler        None

Patrick L. Murphy             Vice President/Wholesaler        None

Henry W. Orvin                Vice President/Wholesaler        None

Philip G. Rickards            Vice President/Wholesaler        None


*Business address of each is 1818 Market Street, Philadelphia, PA 19103.

PART C - Other Information                  Form N-1A
(Continued)                                 File No. 33-67490
                                            Delaware Group Adviser Funds, Inc.




Name and Principal            Positions and Offices            Positions and Offices
Business Address*             with Underwriter                 with Registrant
-----------------             ----------------                 ---------------
Laura A. Roman                Vice President/Wholesaler         None

Michael W. Rose               Vice President/Wholesaler         None

Thomas E. Sawyer              Vice President/Wholesaler         None

Stephen H. Slack              Vice President/Wholesaler         None

Linda Schulz                  Vice President/Wholesaler         None

Edward  B. Sheridan           Vice President/Wholesaler         None

Robert E. Stansbury           Vice President/Wholesaler         None

Larry D. Stone                Vice President/Wholesaler         None

Faye P. Staples               Vice President/Human Resources    None

John A. Wells                 Vice President/Marketing          None
                              Technology


*Business address of each is 1818 Market Street, Philadelphia, PA 19103.

              (c)     Not Applicable.


Item 30.      Location of Accounts and Records.

              (a)     Delaware Group Adviser Funds, Inc.
                      One Commerce Square
                      Philadelphia, PA 19103
                      (Articles of Incorporation and By-Laws)

              (b)     Delaware Management Company, Inc.
                      One Commerce Square
                      Philadelphia, PA 19103
                      (with respect to their services as investment adviser)

              (c)     The Chase Manhattan Bank
                      4 Chase Metrotech Center
                      Brooklyn, N.Y. 11245
                      (with respect to their services as custodian)

PART C - Other Information                  Form N-1A
(Continued)                                 File No. 33-67490
                                            Delaware Group Adviser Funds, Inc.

              (d)     Delaware Distributors, L.P.
                      1818 Market Street
                      Philadelphia, PA 19103
                      (with respect to their services as distributor)

              (e)     Delaware Service Company, Inc.
                      1818 Market Street
                      Philadelphia, PA 19103
                      (with respect to their services as shareholder services
                       agent)

              (f)     Lincoln Investment Management, Inc.
                      200 East Berry Street
                      Fort Wayne, IN 46802
                      (with respect to their services as sub-adviser)

              (g)     Lynch & Mayer, Inc.
                      520 Madison Avenue
                      New York, NY 10022
                      (with respect to their services as sub-adviser)

              (h)     Walter & Scott & Partners Limited
                      Millburn Tower
                      Gogar
                      Edinburgh, Scotland EH12 9BS
                      (with respect to their services as sub-adviser)

              (i)     John Govett & Company Limited
                      Shackleton House
                      4 Battlebridge Lane
                      London, England SE1 2HR
                      (with respect to their services as sub-adviser)

Item 31.      Management Services.  None.

Item 32.      Undertakings.

              (a)     Not Applicable.

              (b)     Not Applicable.

              (c) The Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

              (d) The Registrant hereby undertakes to promptly call a meeting of shareholders for the purpose of voting upon the question of removal of any director when requested in writing to do so by the record holders of not less than 10% of the outstanding shares.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in this City of Philadelphia and Commonwealth of Pennsylvania on this 27th day of February 1997.

                                         DELAWARE GROUP ADVISER FUNDS, INC.

                                         By /s/ Wayne A. Stork
                                         -------------------------------------
                                                   Wayne A. Stork
                                          President, Chairman of the Board,
                                         Chief Executive Officer and Director

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:


Signature                          Title                                                  Date
---------                          -----                                                  ----

/s/Wayne A. Stork                  President, Chairman of the Board,
---------------------------        Chief Executive Officer and Director                    February 27, 1997
Wayne A. Stork

                                   Senior Vice President/Chief Administrative
                                   Officer/Chief Financial Officer (Principal
/s/David K. Downes                 Financial Officer and Principal Accounting
---------------------------        Officer                                                 February 27, 1997
David K. Downes

/s/Ann R. Leven           *        Director                                                February 27, 1997
---------------------------
Ann R. Leven

/s/Anthony D. Knerr       *        Director                                                February 27, 1997
---------------------------
Anthony D. Knerr

/s/Walter P. Babich       *        Director                                                February 27, 1997
---------------------------
Walter P. Babich

/s/Charles E. Peck        *        Director                                                February 27, 1997
---------------------------
Charles E. Peck

/s/W. Thacher Longstreth  *        Director                                                February 27, 1997
---------------------------
W. Thacher Longstreth


                                               *By  /s/Wayne A. Stork
                                               ---------------------------------
                                                      Wayne A. Stork
                                                  as Attorney-in-Fact for
                                               each of the persons indicated


                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



















                                    Exhibits

                                       to

                                    Form N-1A



















             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                                INDEX TO EXHIBITS



Exhibit No.                          Exhibit
-----------                          -------

EX-99.B1                             Articles of Incorporation as amended and supplemented to date

EX-99.B2                             By-Laws as amended and restated to date

EX-99.B5A                            Executed Investment Management Agreement (May 1996) on behalf of Enterprise
                                     Fund

EX-99.B5B                            Executed Investment Management Agreement (May 1996) on behalf of U.S.
                                     Growth Fund

EX-99.B5C                            Executed Investment Management Agreement (May 1996) on behalf of World
                                     Growth Fund

EX-99.B5D                            Executed Investment Management Agreement (May 1996) on behalf of New
                                     Pacific Fund

EX-99.B5E                            Executed Investment Management Agreement (May 1996) on behalf of Federal
                                     Bond Fund

EX-99.B5F                            Executed Investment Management Agreement (May 1996) on behalf of Corporate
                                     Income Fund

EX-99.B5G                            Executed Sub-Advisory Agreement (May 1996) on behalf of Enterprise Fund

EX-99.B5H                            Executed Sub-Advisory Agreement (May 1996) on behalf of U.S. Growth Fund

EX-99.B5I                            Executed Sub-Advisory Agreement (May 1996) on behalf of World Growth Fund

EX-99.B5J                            Executed Sub-Advisory Agreement (May 1996) on behalf of New Pacific Fund

EX-99.B5K                            Executed Sub-Advisory Agreement (May 1996) on behalf of Federal Bond Fund

EX-99.B5L                            Executed Sub-Advisory Agreement (May 1996) on behalf of Corporate Income
                                     Fund

EX-99.B8A                            Executed Custodian Agreement (May 1996) on behalf of each Fund
(Module Name
CHASE CUST AGR)

EX-99.B8B                            Form of Securities Lending Agreement (May 1996)

EX-99.B9B                            Executed Fund Accounting Agreement (August 19, 1996)


EX-99.B9B(I)                         Executed Amendment No. 1 (September 30, 1996) to Schedule A to
                                     Delaware Group of Funds Fund Accounting Agreement

EX-99.B9B(II)                        Executed Amendment No. 2 (November 29, 1996) to Schedule A to
                                     Delaware Group of Funds Fund Accounting Agreement

EX-99.B9B(III)                        Executed Amendment No. 3 (December 27, 1996) to Schedule A to
                                     Delaware Group of Funds Fund Accounting Agreement

EX-99.B9B(IV)                        Executed Amendment No. 4 (February 24, 1997) to Schedule A to
                                     Delaware Group of Funds Fund Accounting Agreement

EX-99.B11                            Consent of Auditors

EX-99.B16                            Schedules of Computation

EX-27                                Financial Data Schedules




                                INDEX TO EXHIBITS
                                   (Continued)

Exhibit No.                          Exhibit
-----------                          -------


EX-99.B19                            Directors' Power of Attorney

